UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3218
                                   ------------


                AXP Variable Portfolio - Investment Series, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    2/29
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

(logo)
American
  Express(R)
Funds

American Express(R)
Variable Portfolio
Funds

                                                               SEMIANNUAL REPORT

                                              For the Period Ended Feb. 29, 2004

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

AXP(R) Variable Portfolio - Blue Chip Advantage Fund
AXP(R) Variable Portfolio - Capital Resource Fund
AXP(R) Variable Portfolio - Cash Management Fund
AXP(R) Variable Portfolio - Core Bond Fund
AXP(R) Variable Portfolio - Diversified Bond Fund
AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Emerging Markets Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Global Bond Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - High Yield Bond Fund
AXP(R) Variable Portfolio - International Fund
AXP(R) Variable Portfolio - Large Cap Value Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - New Dimensions Fund(R)
AXP(R) Variable Portfolio - Partners Select Value Fund
AXP(R) Variable Portfolio - Partners Small Cap Value Fund
AXP(R) Variable Portfolio - S&P 500 Index Fund
AXP(R) Variable Portfolio - Short Duration U.S. Government Fund
AXP(R) Variable Portfolio - Small Cap Advantage Fund
AXP(R) Variable Portfolio - Stock Fund
AXP(R) Variable Portfolio - Strategy Aggressive Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

(logo)
AMERICAN
 EXPRESS
(R)

Table of Contents

AXP VP - Blue Chip Advantage Fund
Portfolio Management Q & A                                            3
The 10 Largest Holdings                                               4

AXP VP - Capital Resource Fund
Portfolio Management Q & A                                            5
The 10 Largest Holdings                                               6

AXP VP - Cash Management Fund
Portfolio Management Q & A                                            7

AXP VP - Core Bond Fund
Portfolio Management Q & A                                            8
The 10 Largest Holdings                                               9

AXP VP - Diversified Bond Fund
Portfolio Management Q & A                                           10
The 10 Largest Holdings                                              11

AXP VP - Diversified Equity Income Fund
Portfolio Management Q & A                                           12
The 10 Largest Holdings                                              13

AXP VP - Emerging Markets Fund
Portfolio Management Q & A                                           14
The 10 Largest Holdings                                              15

AXP VP - Equity Select Fund
Portfolio Management Q & A                                           16
The 10 Largest Holdings                                              17

AXP VP - Global Bond Fund
Portfolio Management Q & A                                           18
The 10 Largest Holdings                                              20

AXP VP - Growth Fund
Portfolio Management Q & A                                           21
The 10 Largest Holdings                                              22

AXP VP - High Yield Bond Fund
Portfolio Management Q & A                                           23
The 10 Largest Holdings                                              24

AXP VP - International Fund
Portfolio Management Q & A                                           25
The 10 Largest Holdings                                              26

AXP VP - Large Cap Value Fund
Portfolio Management Q & A                                           27
The 10 Largest Holdings                                              28

AXP VP - Managed Fund
Portfolio Management Q & A                                           29
The 10 Largest Holdings                                              30

AXP VP - New Dimensions Fund
Portfolio Management Q & A                                           31
The 10 Largest Holdings                                              32

AXP VP - Partners Select Value Fund
Portfolio Management Q & A                                           33
The 10 Largest Holdings                                              34

AXP VP - Partners Small Cap Value Fund
Portfolio Management Q & A                                           35
The 10 Largest Holdings                                              37

AXP VP - S&P 500 Index Fund
Portfolio Management Q & A                                           38
The 10 Largest Holdings                                              39

AXP VP - Short Duration U.S. Government Fund
Portfolio Management Q & A                                           40

AXP VP - Small Cap Advantage Fund
Portfolio Management Q & A                                           41
The 10 Largest Holdings                                              42

AXP VP - Stock Fund
Portfolio Management Q & A                                           43
The 10 Largest Holdings                                              44

AXP VP - Strategy Aggressive Fund
Portfolio Management Q & A                                           45
The 10 Largest Holdings                                              46

Financial Statements                                                 47

Notes to Financial Statements                                        69

Investments in Securities                                            95

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2   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Blue Chip Advantage Fund

Below, Portfolio Manager Doug Chase discusses AXP VP - Blue Chip Advantage Fund's results and positioning for the first half of fiscal year 2004. Mr. Chase assumed responsibility for the Fund at the start of January 2004.

Shareholders will be asked at a shareholder meeting on June 9, 2004 to approve a merger of the Fund into AXP VP - Capital Resource Fund, which will be renamed AXP VP - Large Cap Equity Fund. This approval is not guaranteed. If shareholder approval is obtained no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund prior to the merger.

Q: How did AXP VP - Blue Chip Advantage Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Blue Chip Advantage Fund gained 13.08% for the six months ended Feb. 29, 2004. This outpaced the Fund's peer group as represented by the Lipper Large-Cap Core Funds Index, which advanced 12.28% for the same period. However, the Fund underperformed its benchmark, the S&P 500 Index, which increased 14.59%.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund capitalized on the improved stock market environment to deliver a strong absolute return. However, the Fund's conservative positioning relative to the S&P 500 Index was responsible for its underperformance, as the riskier sectors and lower quality stocks in the Index generally outperformed the more defensive and higher quality stocks during much of the period. The Fund emphasizes higher-quality stocks.

     Also, the Fund's higher-than-index position in the information technology sector as well as its individual stock selection within the sector was less than ideal during the semiannual period. The performance of the information technology sector overall lagged that of the S&P 500 Index. Plus, the Fund had a lower-than-index position in semiconductor firms, one of the strongest technology groups, and a higher-than-index position in software, one of the weaker industries.

     The Fund outperformed its peer group primarily due to effective individual stock selection in the financial, basic materials, consumer cyclical and health care sectors.

     U.S. stocks continued to advance during the semiannual period, as improving fundamentals provided an attractive backdrop for equity market performance. When the period began in September, the equity market lost some ground from the previous months, due primarily to concerns regarding corporate earnings, weakness in the U.S. dollar and rising energy prices. However, as the period progressed, the U.S. economy exhibited signs of growth, as evidenced by upward revisions to Gross Domestic Product (GDP). Business investment also began picking up in earnest. Business spending increased sharply, with a particularly significant rise in technology spending. The U.S. equity market was further supported during the six-month period by robust corporate earnings. As conditions improved, investors grew more optimistic.

Q:   What changes did you make to the portfolio during the  semiannual period?

A: There were few meaningful changes to the portfolio during the first four months of the period. In January, when portfolio management changed, new management substantially altered the portfolio's sector allocations and individual holdings. While this led to a portfolio turnover rate of 114% for the six months ended Feb. 29, 2004, these changes better positioned the Fund for current and anticipated economic and market conditions.

     We moved to higher-than-index positions in the health care and industrials sectors and lower-than-index positions in the technology, financial, telecommunications and utility sectors. All other sectors were weighted about equal to the benchmark.

     We established a large position in health care because long term, we believe health care earnings will grow faster than the market due to demographics, specifically the aging of the U.S. population. The Fund's well-diversified health care position includes pharmaceutical firms, biotechnology companies, hospitals, medical device providers and drug distributors.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%                              (bar 2)
               (bar 1)           +14.59%          (bar 3)
12%            +13.08%                            +12.28%

 9%

 6%

 3%

 0%

(bar 1) AXP VP - Blue Chip Advantage Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
3   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

     In the near term, because we have some minor concern that health care stocks may suffer from rhetoric related to the presidential election, we will likely be a bit cautious in adding further to the health care sector. However, we may take advantage of any election-related declines to add to some existing positions given our positive long-term views.

     The Fund's higher-than-index position in the industrials sector, despite less attractive prices for some stocks, is based on our strategy to have some exposure to cyclically sensitive areas in case the economy does deliver higher than expected growth.

     The Fund's lower-than-index position in the technology sector is based on our view that these stocks, as a group, are expensive. In our opinion, the only way to justify current valuations is to assume exceptional economic growth for several quarters to come. We think that if growth is indeed that strong, it will also drive performance in other sectors such as media, which we consider more reasonably priced. We shifted the Fund to a lower-than-index position in financial stocks because we believe many of these companies are vulnerable to the negative effects of a potential increase in interest rates.

Q:   How do you intend to manage the Fund in the coming months?

A: Regardless of the economic environment, we expect to continue to adhere to our strategy of identifying blue chip stocks with strong fundamentals, sustainable growth rates and reasonable valuations. Most cyclical stocks, in our view, are already trading at valuations that discount strong 2005 earnings growth. One key issue for the market and for our investment style is whether large-cap stocks can regain market leadership from small-cap stocks. Indeed, for the quarter ended Feb. 29, 2004, large-cap stocks outperformed both small-cap stocks and mid-cap stocks as the economy continued to strengthen. We believe several factors support such an ongoing trend. First, the overvaluation of small-cap stocks versus large-cap stocks suggests that a period of large-cap outperformance may be due. Also favoring large-cap stocks are the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates. Small-cap companies generally do not benefit from export growth the way large-cap companies do. Smaller companies are also often more dependent on borrowed money and could suffer from either expectations of rising interest rates or actual rate increases.

     Consumer staples is a sector that looks interesting to us now precisely because it is one of the most multinational groups in the market and could benefit from the lower dollar. Anywhere you travel globally, you will find the products of U.S.-based multinationals -- from cola to razor blades to detergents. We think such companies are attractive given the improved export environment.

     Currently, we believe the most attractive market opportunities are in growth stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500 Index. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     Given the improving global economy, the weak dollar, and large-cap relative outperformance in the most recent fiscal quarter, we think the environment may continue to be favorable for large stocks in 2004. We consider the portfolio well positioned for such a scenario.

The 10 Largest Holdings

AXP VP - Blue Chip Advantage Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Pfizer                                     6.3%            $4,650,884
Citigroup                                  5.2              3,792,117
Cendant                                    3.7              2,687,679
PepsiCo                                    3.2              2,369,235
Viacom Cl B                                3.1              2,274,909
Disney (Walt)                              2.5              1,814,652
Procter & Gamble                           2.4              1,793,925
Fannie Mae                                 2.4              1,790,110
Microsoft                                  2.3              1,707,925
Bank of America                            2.3              1,703,936

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 33.4% of net assets

--------------------------------------------------------------------------------
4   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Capital Resource Fund

Below, Portfolio Manager Doug Chase discusses AXP VP - Capital Resource Fund's results and positioning for the first half of fiscal year 2004. The Fund will be renamed AXP VP - Large Cap Equity Fund in July 2004.

Q: How did AXP VP - Capital Resource Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Capital Resource Fund gained 12.76% for the six months ended Feb. 29, 2004. This outpaced the Fund's peer group as represented by the Lipper Large-Cap Core Funds Index, which advanced 12.28% for the same period. However, the Fund underperformed its benchmark, the S&P 500 Index, which increased 14.59%.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund benefited from the stock market's ongoing rally and outperformed its peers. This was primarily due to its lower-than-index positions in information technology and consumer discretionary, which lagged the index for the semiannual period, and its larger-than-index position in energy, which was among the best performing sectors in the S&P 500 Index. Effective individual stock selection also boosted the Fund's relative performance.

     Among the best performers for the Fund during the semiannual period were Pfizer and Forest Labs in health care; Disney in media; PepsiCo in beverages; Freeport McMoRan Copper and Gold in precious metals mining; and Citigroup in finance. Of course, there were disappointments, too. Most of the Fund's worst performers during the semiannual period were in the health care sector, including McKesson, Wyeth and Medtronic. Media giant Viacom also was a poor performer during the period.

     The Fund lagged its benchmark in this most recent six-month period for two reasons. First, we favored stable growth companies with sound balance sheets while the market rewarded owners of unproven, more volatile companies. Second, we focused on large-cap companies while the market rewarded smaller and less well-capitalized companies. During the semiannual period, smaller capitalization stocks, in general, performed better than more established companies. This trend, which was evident even within the large-cap oriented S&P 500 Index, negatively affected the Fund's relative performance. In addition, there were some stocks in the benchmark, which performed strongly, in which the Fund either held lower-than-index positions or did not own at all. These include IBM, Motorola, Cisco, Qualcomm, J.P. Morgan, Fleet Boston Financial, Coca-Cola and ExxonMobil. The Fund's higher-than-index positions in health care also detracted from relative performance.

     U.S. stocks continued to advance during the semiannual period, as improving fundamentals provided an attractive backdrop for equity market performance. When the period began in September, the equity market lost some ground from the previous months, due primarily to concerns regarding corporate earnings, weakness in the U.S. dollar and rising energy prices. However, as the period progressed, the U.S. economy exhibited signs of growth, as evidenced by upward revisions to Gross Domestic Product (GDP). Business investment also began picking up in earnest. Business spending increased sharply, with a particularly significant rise in technology spending. The U.S. equity market was further supported during the six-month period by robust corporate earnings. As conditions improved, investors grew more optimistic.

Q:   What changes did you make to the portfolio during the  semiannual period?

A: We added to media stocks in the portfolio during the period. Although media is a cyclical sector, so far it has not kept pace with the other cyclical sectors and, therefore, in our view, has room for further price appreciation. While we did take some profits in a handful of media stocks that had been strong performers for the Fund, including Gannett, we continue to hold significant positions in a number of media stocks, including Viacom and Disney.

     Toward the end of the period, we trimmed some of our position in pharmaceutical firm Wyeth and used a portion of the proceeds to add a broader mix of pharmaceutical stocks, including Johnson & Johnson, Forest Labs and Novartis.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%                              (bar 2)
               (bar 1)           +14.59%          (bar 3)
12%            +12.76%                            +12.28%

 9%

 6%

 3%

 0%

(bar 1) AXP VP - Capital Resource Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
5   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

     We maintained a higher-than-index position in health care because long term, we believe health care earnings will grow faster than the market due to demographics, specifically the aging of the U.S. population. The Fund's well-diversified health care position includes pharmaceutical firms, biotechnology companies, hospitals, medical device providers and drug distributors. We may take advantage of any election-related declines to add to some existing positions given our constructive long-term views.

     Among other changes, we trimmed the Fund's energy position, particularly in December after the energy stocks rallied. We also reduced the Fund's position in multi-industry giant General Electric following its recent advance due to our concerns on valuation and the company's prospects for growth this year. We maintained some exposure to industrials and energy and have kept the Fund's weighting in the materials sector similar to that of the index. This positioning should contribute to the Fund's performance should the economy continue to deliver unusually strong growth.

Q:   How do you intend to manage the Fund in the coming months?

A: Regardless of the economic environment, we expect to continue to adhere to our strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. More cyclical stocks, in our view, are already trading at valuations that discount strong 2005 earnings growth. One key issue for the market and for our investment style is whether large-cap stocks can regain market leadership from small-cap stocks. For the three-month period ended Feb. 29, 2004, large-cap stocks outperformed both small-cap stocks and mid-cap stocks as the economy continued to strengthen. We believe several factors support such an ongoing trend. First, the valuation of small-cap stocks versus large-cap stocks suggests that a period of large-cap outperformance may be due. Also favoring large-cap stocks are the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates. Small-cap companies generally do not benefit from export growth the way large-cap companies do. Smaller companies are also often more dependent on borrowed money and could suffer from either expectations of rising interest rates or actual rate increases.

     Consumer staples is a sector that looks interesting to us now precisely because it is one of the most multinational groups in the market and could benefit from the lower dollar. Anywhere you travel globally, you will find the products of U.S.-based multinationals -- from cola to razor blades to detergents. We think such companies are attractive given the improved export environment, in our view.

     Technology stocks as a group are, in our view, expensive. In our opinion, the only way to justify current valuations is to assume exceptional economic growth for several quarters to come. We think that if growth is indeed that strong, it will also drive performance in other sectors such as media, which we consider more reasonably priced. In addition, if U.S. companies are required to treat stock options as an expense for tax purposes, we believe technology companies will be disproportionately hit relative to other sectors of the market.

     Currently, we believe the most attractive market opportunities are in growth stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500 Index. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     Given the improving global economy, the weak dollar and large-cap relative outperformance in the most recent fiscal quarter, we think the environment may continue to be favorable for large stocks in 2004. We consider the portfolio well positioned for such a scenario.

The 10 Largest Holdings

AXP VP - Capital Resource Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Pfizer                                     6.3%           $133,169,607
Citigroup                                  5.2             110,370,960
Cendant                                    3.7              76,952,999
PepsiCo                                    3.2              67,807,350
Viacom Cl B                                3.1              65,112,780
Disney (Walt)                              2.5              51,966,964
Fannie Mae                                 2.4              51,306,500
Procter & Gamble                           2.4              51,285,753
Microsoft                                  2.3              48,887,200
Bank of America                            2.3              48,857,088

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 33.4% of net assets

--------------------------------------------------------------------------------
6   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Cash Management Fund

Below, Portfolio Manager Jerri Cohen discusses AXP VP - Cash Management Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP VP - Cash Management Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Cash Management Fund returned 0.22% for the six months ended Feb. 29, 2004. The Fund's seven-day yield was 0.43% on Feb. 29, 2004.* The Fund serves as a conservative investment choice for individuals who want to avoid riskier markets.

Q:   What factors most significantly affected the Fund's performance?

A: The continuation of historically low interest rates was the predominant factor affecting the Fund's results. During the period, the Federal Reserve Board (the Fed) maintained an accommodative monetary policy in an effort to stimulate the economy and prevent deflation.

     Throughout the semiannual period, the Fed continued to communicate its intent to keep rates low. From August 2003 through December 2003, the Fed repeatedly stated that it believed its accommodative policy could be maintained for a "considerable period." In January 2004, the Fed indicated that it could be "patient" in removing its policy accommodation. As a result, the short-term yield curve was relatively flat through most of the period, as investors believed there would be no official increase in interest rates until well into 2004.

     The Fed's accommodative monetary policy, along with stimulative fiscal policy in the form of tax cuts, has been successful in reinvigorating the U.S. economy. The annual pace of growth in U.S. Gross Domestic Product
     (GDP) rose a solid 4.1% in the fourth calendar quarter of 2003 following a robust 8.2% in the preceding quarter. Business spending and corporate profits are showing signs of improvement. While at a slower pace than anticipated, new jobs are being created after a long period of labor market contraction. All of these economic events affected the money market yield curve and the performance of the Fund.

Q:   What changes did you make to the Fund during the period?

A: As always, we attempt to maximize the Fund's yield without taking unnecessary risks. With interest rates likely to stay low for a considerable period of time, we tried to selectively extend the maturity of the Fund when the yield curve provided attractive opportunities. In October and November, when the yield curve steepened slightly, we extended the average maturity to lock in some higher rates. When the yield curve flattened again, we moved back to a neutral duration. We also increased the Fund's allocation to variable rate securities, as we believe these securities offer good value in a flat or rising rate environment. All of the Fund's investments continue to be in high quality securities with minimal credit risk. With these adjustments, we believe the Fund is strategically positioned to navigate the current interest rate environment.

Q:   How are you positioning the Fund for the months ahead?

A: Signs of an economic recovery are evident. At the same time, inflation has remained subdued and job creation has been below expectations. Although the Fed will be patient before raising short-term interest rates, the market will react to new economic data releases. Strong economic data will cause market rates to increase in anticipation of future Fed action. Our neutral duration should enable us to take advantage of future increases in market rates. We will continue to closely monitor economic data and Fed policy, striving to strategically adjust our portfolio positioning accordingly.

* Past performance does not guarantee future results. The Fund is neither insured nor guaranteed by the FDIC (Federal Deposit Insurance Corporation) or any other government agency. Yields will fluctuate. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The seven-day current yield more closely reflects the current earnings of the Fund than the total return.

--------------------------------------------------------------------------------
7   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Core Bond Fund

AXP VP - Core Bond Fund began operation on Feb. 4, 2004. Below, Portfolio Manager Tom Murphy discusses the Fund's initial positioning and results through Feb. 29, 2004.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund's initial positive returns, resulting from security selection within both the mortgage and investment-grade corporate sectors, positively affected portfolio performance during the period. Prior to the Fund's inception, the wording of Federal Reserve Board's policy statements in 2003 had a profound influence on bond market sentiment. The Fed stated that it believed an accommodative, easy-money policy could be maintained for a "considerable period."

Q:   How did you position the portfolio in its first month of operation?

A: We established a greater-than-index position in corporate bonds. Also, as the difference in prices between the higher quality and lower quality bonds narrowed further during February, we built a high-quality corporate bond component within the Fund. However, lower-quality bonds outperformed for the period. We positioned the mortgage portion of the portfolio more defensively, building a lower-than-index position in these securities, given what we saw as unattractive mortgage bond valuations. We established a close-to-the-benchmark positioning in government agency securities.

Q:   How do you intend to manage the Fund in the coming months?

A: Treasuries have traded in a 0.50% range since September 2003. Continued foreign central bank buying of U.S. Treasuries, election year politics and a pause in the performance of more volatile stocks and corporate bonds during the reporting period offset generally constructive economic releases and concerns that with the passage of time, we are that much closer to an increase in short-term rates. This scenario has kept current market rates for U.S. Treasuries at the lower end of the recent trading range.

     While we believe the economy is likely to continue its recovery, we remain cautious given relatively full valuations on what are known as the spread sectors of the bond market -- corporate and mortgage-backed securities -- as well as concerns about numerous crosscurrents in the market. Thus, we intend to continue to position the portfolio for the market's most likely scenario. We intend to maintain a slightly higher-than-index position in corporate bonds with a higher-quality focus and a slightly lower-than-index position in mortgages with a higher coupon focus.

     Our expectation is that the eventual increase in interest rates will affect the short end of the U.S. Treasury yield curve more adversely than longer maturity securities. So we have a lower-than-index position in short maturity securities. We also have a larger-than-index position in longer-dated securities. Finally, to make the portfolio less sensitive to interest rate increases, we have a shorter duration than the index.

     At the same time, we are mindful that we do not simply want to mirror a consensus view about the bond market. As Federal Reserve Board Chairman Greenspan stated in his recent Humphrey-Hawkins testimony, "... all forecasts are projections into an uncertain future. The fact that most professional forecasters perceive much the same benign short-term outlook that is our most likely expectation provides scant comfort. When the future surprises, history tells us, it often surprises us all."

--------------------------------------------------------------------------------
8   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The 10 Largest Holdings

AXP VP - Core Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
GMAC
6.88% 2011                                 1.4%             $350,516
Washington Mutual Bank FA
6.88% 2011                                 1.1               288,547
Wells Fargo Bank NA
6.45% 2011                                 1.1               284,720
US Bank Natl Assn Minnesota
6.38% 2011                                 1.1               283,045
Verizon New York
6.88% 2012                                 1.1               276,006
ASIF Global Financing
4.90% 2013                                 1.0               254,042
Citigroup
3.50% 2008                                 0.8               212,948
CS First Boston Mtge Securities
6.50% 2033                                 0.8               208,554
Ford Motor Credit
7.00% 2013                                 0.8               199,658
HSBC Holdings
5.25% 2012                                 0.8               193,006

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 10.0% of net assets

--------------------------------------------------------------------------------
9   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Bond Fund

Below, Portfolio Manager Tom Murphy discusses AXP VP - Diversified Bond Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP VP - Diversified Bond Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Diversified Bond Fund rose 4.69% for the six months ended Feb. 29, 2004. This was just slightly less than the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, which gained 4.92% for the period. It was also less than Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 5.11% over the same time frame.

Q:   What factors most significantly affected the Fund's performance?

A: Lower credit quality bonds outperformed higher credit quality bonds for most of the six-month period. Many funds in the Fund's peer group held a higher proportion of higher-risk, non-index sectors like high yield and emerging markets in their portfolios during the period than did the Fund, and so our results lagged.

     While this Fund typically holds some high yield bonds and some U.S. dollar-dominated emerging market bonds, the Fund's primary focus is on investment-grade securities. Indeed, more than 90% of the portfolio's assets were invested in investment-grade securities for the first half of fiscal year 2004. Based on our historical analyses, we believe our high quality emphasis will provide competitive performance within our peer group over longer time periods.

     Between August 2003 and February 2004, our long-term strategy did not bear as much fruit as we would have liked. In comparing the Fund to its peers, most of our peers had higher non-index positions that outpaced the benchmark. Still, favorable security selection within the mortgage and investment-grade corporate sectors had a positive effect on portfolio performance during the period.

     Since August 2003, the Federal Open Market Committee (the part of the Federal Reserve Board (Fed) that sets short-term interest rate targets) has stated that it believes its accommodative policy can be maintained for a "considerable period." As a result, the yield curve (the difference in interest rates between long-term and short-term securities) has remained relatively steep. Most investors believe that there will be no increase in short-term rates until mid 2004 at the earliest.

     On January 28, the Fed substituted "patient" for "considerable period." This change served to remind people that short rates will rise eventually. Low inflation, slack in the economy, and disappointing job creation to date are the factors that can allow the Fed to keep policy accommodative, even though they remain optimistic that robust growth is coming. This does point to a potential for increased volatility later this year if there is a moderate up-tick in inflation, tightening capacity utilization and jobs become more plentiful.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We modestly increased the Fund's allocation to corporate bonds during the period. We also took advantage of short-lived volatility in the corporate sector to enhance the quality profile of the Fund's corporate holdings. As lower-quality, more economically sensitive corporate issues outperformed, higher quality, less cyclical issues became more attractively valued, creating opportunities for us to increase the Fund's positions in higher-quality bonds. By the end of the semiannual period, the difference in prices between bonds of varying quality within the high-grade corporate sector had become compressed.

     We substantially increased the portfolio's allocation to government agency securities, such that we were close to the benchmark positioning at the end of the semiannual period. Valuations on agency securities grew more attractive as prices were temporarily depressed by negative publicity early in the period regarding the questioned status of these agencies as government-sponsored entities. We do not anticipate any change in the agencies' government-sponsored status; therefore we saw this as an opportunity to purchase the securities when they were more attractively priced.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

 6%                              (bar 2)          (bar 3)
               (bar 1)           +4.92%           +5.11%
 5%            +4.69%

 4%

 3%

 2%

 1%

 0%

(bar 1) AXP AXP VP - Diversified Bond Fund

(bar 2) Lehman Brothers Aggregate Bond Index(1)(unmanaged)

(bar 3) Lipper Intermediate Investment Grade Index(2)

(1) Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper Intermediate Investment Grade Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
10   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

We positioned the mortgage portion of the portfolio more defensively and reduced the Fund's overall exposure to mortgages over the semiannual period, as bond prices rose and valuations became more extreme.

Q:   How do you intend to manage the Fund in the coming months?

A: Treasuries have traded in a 0.50% range since September 2003. Continued foreign central bank buying of U.S. Treasuries, election year politics, and a pause in the performance of more volatile stocks and corporate bonds during the reporting period offset generally constructive economic releases and concerns that with the passage of time, we are that much closer to an increase in short-term rates. This scenario has kept current market rates for U.S. Treasuries at the lower end of the recent trading range.

     While we believe the economy is likely to continue its recovery, we remain cautious given relatively full valuations on what are known as the spread sectors of the bond market, including corporate and mortgage-backed securities, and the numerous crosscurrents in the market. Thus, we intend to continue to position the portfolio for the market's most likely scenario. We do not plan to deviate dramatically from the Index in the near term. We intend to maintain a slightly higher-than-index position in corporate bonds with a higher-quality focus and a slightly lower-than-index position in mortgages with a higher coupon focus. Our expectation is that the eventual increase in interest rates will affect the short end of the U.S. Treasury yield curve more adversely than longer maturity securities.

     At the same time, we are mindful that we do not simply want to mirror a consensus view about the bond market. As Federal Reserve Board Chairman Greenspan stated in his recent Humphrey-Hawkins testimony, "... all forecasts are projections into an uncertain future. The fact that most professional forecasters perceive much the same benign short-term outlook that is our most likely expectation provides scant comfort. When the future surprises, history tells us, it often surprises us all."

The 10 Largest Holdings

AXP VP - Diversified Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
GMAC
6.88% 2011                                 1.4%           $23,452,223
ASIF Global Financing
4.90% 2013                                 0.9             15,181,580
HSBC Holdings
5.25% 2012                                 0.8             13,061,840
Comcast Cable Communications
6.20% 2008                                 0.7             11,527,074
Washington Mutual Bank FA
6.88% 2011                                 0.6             10,399,234
United Mexican States
6.63% 2015                                 0.6              9,977,760
Sprint Capital
8.38% 2012                                 0.6              9,967,506
Kellogg
2.88% 2008                                 0.6              9,923,011
Wells Fargo Bank NA
6.45% 2011                                 0.6              9,737,433
Kraft Foods
4.00% 2008                                 0.6              9,709,095

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 7.4% of net assets

--------------------------------------------------------------------------------
11   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Diversified Equity Income Fund

Below, Warren Spitz, AXP VP - Diversified Equity Income Fund's portfolio manager, details the Fund's positioning and results for first half of fiscal year 2004.

Q: How did AXP VP - Diversified Equity Income Fund perform for the six months ended Feb. 29, 2003?

A: AXP VP - Diversified Equity Income Fund rose 20.01% for the six months ended Feb. 29, 2004. The Fund outperformed its benchmark, the unmanaged Russell 1000(R) Value Index, which advanced 17.53% for the period. The Fund also outpaced the Lipper Equity Income Funds Index, representing the Fund's peer group, which rose 15.88% over the same time frame.

Q:   How did the Fund's positioning affect its performance?

A: Strong stock selection in eight of the 11 major sectors within the Fund's benchmark was the primary factor that enabled us to outperform this past fiscal period. Our positioning in mid- and small-cap stocks -- areas of the market that generally outpaced large-cap stocks also helped the Fund do well. A third factor benefiting the Fund's absolute results for the fiscal period was that large-cap value stocks outpaced the returns of large-cap growth stocks.

     Some stocks that worked particularly well this past period were Pacificare, a California-based managed care firm, Ace Ltd., an insurance company, Loews, a conglomerate and Fleet Bank, which was acquired by Bank of America. In the autumn of 2003, the performance of many consumer stocks surprised investors as the sector benefited from unexpected economic strength and resilient consumer spending. Within the portfolio, appliance maker Whirlpool and cruise line Royal Caribbean Cruise Lines were also meaningful contributors.

     For some time, the portfolio has been strategically positioned in industrial stocks because we believe the market is in the process of a transition from the leadership of consumer non-durable companies in the `80s and `90s toward a period when industrial stocks will outperform. In the fourth calendar quarter of 2003, this strategy was rewarded as the industrial sub-categories of producer durables and materials and processing were strong performers. In February, however, industrial stocks retreated amid concerns about when the Federal Reserve might raise its interest rate target.

     Among the few detractors from performance during the period were the Fund's lower-than-index positioning in technology stocks. Our stock selection in this sector was not helpful as stocks such as EDS detracted from our results. The technology sector led the market's rebound in calendar 2003, and the Fund's positioning reflected our belief that this growth sector of the market -- historically a performance hare during periods of stock market recovery -- appeared to be near the point of exhaustion. That may allow other sectors -- the market's proverbial value turtles -- to gain ground.

Q:   What changes did you make to the portfolio?

A: Over the past six months, we lightened up the Fund's positioning in consumer discretionary stocks such as Royal Caribbean Cruise Lines, Whirlpool, the Limited and JC Penney. We decided to free up portfolios assets by selling consumer discretionary and other stocks such as airlines that had done well. We then redeployed these assets to invest more heavily in the energy and telecommunications services areas, sectors where we found many high dividend-paying stocks that were also undervalued. These included former Bell operating companies Verizon, SBC Communications and BellSouth, as well as Exxon Mobil, the largest U.S. energy company. While telecom services firms face a challenging competitive environment, they were among the best priced stocks available according to our measures of value. Though these stocks lagged the major market advance of 2003, we believe they will eventually catch up.

     We added to the Fund's energy position during the period because we think higher energy prices are a long-term trend resulting from the difficulty of replacing energy reserves across the globe. We believe companies such as Exxon Mobil will benefit from higher energy prices and increased energy demand from emerging market nations in Asia.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

25%
               (bar 1)
20%            +20.01%           (bar 2)          (bar 3)
                                 +17.53%          +15.88%
15%

10%

 5%

 0%

(bar 1) AXP VP - Diversified Equity Income Fund

(bar 2) Russell 1000(R) Value Index(1)(unmanaged)

(bar 3) Lipper Equity Income Funds Index(2)

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
12   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How are you positioning the Fund for the coming months?

A: Positives for the U.S. equity market include the highly accommodative fiscal and monetary policies that remain in effect, as well as the 2003 tax law changes. Given the current growth outlook for the U.S. economy, we believe the reduction in federal dividend tax rates enacted last summer will lead more investors to favor dividend-paying stocks over fixed income securities. While we believe the economy will still be strong this year, if the stock market continues to advance, we may position the portfolio more conservatively for the balance of 2004. Overall, we do not think interest rates are going to sink the outlook for the equity market. We see no major run up in rates over the next few months, and our belief is that many economically sensitive companies have the potential to post higher-than-expected earnings later this year.

The 10 Largest Holdings

AXP VP - Diversified Equity Income Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
PacifiCare Health Systems                  3.2%           $20,240,758
Caterpillar                                2.9             18,563,750
XL Capital Cl A                            2.1             13,386,292
Citigroup                                  2.0             12,678,638
Ingersoll-Rand Cl A                        1.9             12,072,103
BP ADR                                     1.7             11,194,032
ACE                                        1.7             11,172,560
Altria Group                               1.7             10,750,340
ChevronTexaco                              1.7             10,742,034
Textron                                    1.6             10,270,828

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 20.5% of net assets

--------------------------------------------------------------------------------
13   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Emerging Markets Fund

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. Below, Portfolio Managers Julian Thompson and Jules Mort discuss AXP VP - Emerging Markets Fund's results and positioning for the first half of fiscal year 2004.

Q: How did the AXP VP - Emerging Markets Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Emerging Markets Fund's shares gained 27.62% for the period. The Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, which rose 28.55%. The Fund also underperformed the Lipper Emerging Markets Funds Index, representing the Fund's peer group, which increased 30.39% for the period.

Q:   What factors most significantly affected performance?

A: Throughout the period, we had a greater-than-index position in Asia, which, as a region, lagged over the reporting period. Within Asia, however, our country allocation helped shore up the performance. Equity markets in India and Thailand were strong performers, up 34% and 44%, respectively for the six-month period. We began the period with a greater-than-index position in China, but reduced it over the period.

     Latin America was the strongest region over the period, and we had a greater-than-index position with approximately 21% of the Fund's assets there. Within Latin America, Brazil was extremely strong, up more than 40% for the period. Brazil has a heavy debt burden despite reforms to its public finances. So when interest rates are very low -- as in the current global economic environment -- countries with high debt, such as Brazil, tend to do well. We have seen bond yields in Brazil consistently fall, which creates a cycle in terms of its economic management. Brazil has also benefited from high commodity prices, particularly for agriculture products. These economic factors helped countries with high levels of debt meet their obligations.

     Country selection over the period was generally favorable. In particular, we cut our Russian exposure in early October 2003. We had sold our entire position in YUKOS, an oil company, early on in the recent dispute over tax evasion. The greater-than-index positions in Brazil, India and China have also been helpful. A relatively high cash position was the main negative factor.

     Stock selection was another favorable factor. One of the largest positions in the Fund is America Movil, a cellular telecommunications company in Mexico, which has been a great success story. Over the period, the stock rose 60%. Not all of the holdings were so dramatic, but overall, the Fund's stock selection was strong and helped propel performance.

Q:   What changes were made to the Fund?

A: We reduced our exposure to China and Thailand later in the reporting period. Since the end of 2003, China and Thailand have fallen back in response to a pick-up in equity issuance. In that same time frame, we increased our exposure to Taiwan and Korea. We have seen a strong recovery in Taiwan, where economic growth seems solid. Korea has had strong market performance, as well. Exports in Korea have been strong and continue to support their economy. This suggests that the turnaround in domestic consumption there may be close at hand.

     In terms of sectors, we have increased our exposure to materials and reduced energy. The materials sector is reflecting a longer view of the Chinese growth cycle, which we think will remain very strong.

     Strong Chinese demand and the weak U.S. dollar pushed commodity and energy prices to new highs, boosting the materials and energy sectors. The Fund had a lower-than-index position in both areas, particularly energy. This reflected the effect of currency appreciation on profitability in the sector. We expect less of an impact from currency appreciation this year and have therefore increased our exposure to the sector. Our lower-than-index position in the energy sector reflects our caution on the Russian energy companies and the low quality of energy assets in China.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004
35%
                                 (bar 2)          (bar 3)
30%             (bar 1)          +28.55%          +30.39%
                +27.62%
25%

20%

15%

10%

 5%

 0%

(bar 1) AXP VP - Emerging Markets Fund

(bar 2) MSCI Emerging Markets Free Index(1)(unmanaged)

(bar 3) Lipper Emerging Markets Funds Index(2)

(1) Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging markets countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
14   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How is the Fund positioned?

A: We still strongly favor Latin America and Asia. We maintain a greater-than-index position in Latin America. Commodities, bulk goods, such as grains, metals and foods, will continue to do well there, in our opinion. Healthy commodity markets are often a forerunner to other major markets. We also favor Asia, although we have cut back slightly over concerns over the abundance of equity issuance. So far this year more than $14 billion has been raised in equity markets in Asia. While demand for Asian equities remains strong, new issuance typically takes place at a discount to current prices and tends to have a negative effect on markets in the short term. Overall, in Asia, we are satisfied with our positions in the big manufacturing economies, especially Taiwan and Korea. We continue to be optimistic about the prospects for Asian consumption, overall. We have moved back towards a greater-than-index position in the Russian market on valuation grounds.

     We maintained lower-than-index positions in Eastern Europe, the Middle East and Africa. South Africa remains the biggest lower-than-index position in the portfolio, reflecting the impact of both the strong Rand and real wage increases above the rate of inflation on the profitability of the mining sector.

Q:   How do you intend to manage the Fund in the months ahead?

A: Our outlook for emerging markets is positive. We feel strongly about Asia, but have cut back slightly because we have been concerned about equity issuance. As discussed, Asian companies are taking advantage of the strong demand for Asian equities to issue new shares. This is likely to have a dampening effect on equity prices in the short-term. When prudent, we want to participate in some of those capital-raising exercises, and will be watchful for those opportunities. Russia is a market that offers some promise, so we will likely continue to support a slightly greater-than-index position there.

     Emerging markets are moving into a new phase in the economic cycle as the strong export growth and balance sheet restructuring of the last few years now gives way to a new domestic credit cycle. Given the strength of the balance of payments position across the emerging markets asset class, this cycle, if it takes place, will be longer and stronger than anything we have seen since the Asian crisis. The last few years have been about risk reduction at the sovereign level and this focus has been reflected in the performance of emerging debt. Spreads on emerging debt are now at historic lows. We believe the future will be more focused on domestic consumption and earnings growth.

The 10 Largest Holdings

AXP VP - Emerging Markets Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Samsung Electronics (South Korea)          7.1%            $2,178,145
America Movil ADR Series L (Mexico)        3.7              1,155,348
Anglo American (South Africa)              3.0                924,753
Banco Itau Holding Financeira (Brazil)     2.6                790,151
Chinatrust Financial Holding (Taiwan)      2.4                755,466
Brasil Telecom Participacoes ADR (Brazil)  2.4                748,905
Housing Development Finance (India)        2.1                658,439
Teva Pharmaceutical Inds ADR (Israel)      2.1                634,790
Kookmin Bank (South Korea)                 2.0                622,100
Companhia Vale do Rio Doce ADR (Brazil)    2.0                609,537

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

American Express Financial Corporation (AEFC) serves as the investment manager to the funds and is responsible for the funds' overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the funds. Investment decisions for the funds are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

(pie chart)

The 10 holdings listed here make up 29.4% of net assets

--------------------------------------------------------------------------------
15   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Equity Select Fund

Below, Portfolio Manager Duncan Evered discusses AXP VP - Equity Select Fund's results and positioning for the first half of fiscal year 2004.

Q: How did the AXP VP - Equity Select Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Equity Select Fund advanced 9.32% for the six months ended Feb. 29, 2004. The Fund underperformed its benchmark, the Russell MidCap(R) Growth Index, which gained 15.52%. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, advanced 11.48% over the same period.

Q:   What factors significantly affected the Fund's performance?

A: For most of the past six months, the stock market was driven by trends that had persisted since the rally began in March 2003. Lower quality, lower priced stocks, particularly in sectors such as technology and telecommunications, led the market while higher quality companies typically lagged.

     Although the Fund continued to benefit from the stock market's advance, our approach of buying high-quality, growth-oriented companies prevented us from keeping pace with the benchmark's gains. However, it is important to note that owning higher quality companies with strong balance sheets and lower volatility profiles has proved beneficial for investors over complete market cycles.

     Stock selection in the technology sector detracted from the Fund's performance relative to the benchmark. Within the technology sector, we focused on stable, service-oriented companies, but riskier product providers outperformed during much of the period. In the latter part of the six-month period, stock selection among consumer discretionary companies was also a negative factor, while stock selection in the financial, basic materials and consumer staples sectors added value.

     Overall, the Fund's sector weightings did not have a substantial impact on the Funds' relative results. A higher-than-index weighting in the energy sector was a negative influence in the first three months of the period, but had a more favorable impact in the final three months as the energy sector began to catch up with other cyclical groups. Conversely, a higher-than-index weight in technology hampered results in the latter half of the period as the technology sector weakened after its prolonged market leadership. In addition, the Fund had no exposure to the telecommunications sector, a disadvantage in the early months of 2004 when the stocks benefited from takeover speculation.

Q:   What changes did you make to the Fund during this period?

A: Given the Fund's long-term oriented investment strategy, there were no dramatic positioning changes. We slightly increased the aggressiveness of our technology exposure by buying several new product-oriented companies and adding to some existing product-type holdings. Although such companies experienced a difficult period with very low demand over the past three years, we think their outlook is now brighter as the improving economy spurs increased technology spending. Several additions to the portfolio included Juniper Networks in the computer networking area, Altera and Broadcom, semiconductor companies, and Electronic Arts and Symantec in the software area. Similarly in the health care sector, we reduced our exposure to service providers and initiated or increased positions in product-focused companies.

     We shifted the Fund's energy positions somewhat from exploration and production companies to service-oriented companies. We reduced holdings of selected consumer stocks, while adding modestly to the restaurant area with such companies as Starbuck's, Cheesecake Factory and Outback Steakhouse. Finally, we reduced the Fund's cash position.

     At the end of the period, the portfolio had slightly higher-than-index positions in the technology and health care sectors as well as a substantial overweight in energy. The Fund had lower-than-index position in the consumer discretionary, financial, telecommunications and utility sectors.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004
20%
                                 (bar 2)
15%                              +15.52%          (bar 3)
               (bar 1)                            +11.48%
10%            +9.32%

 5%

 0%

(bar 1) AXP VP - Equity Select Fund

(bar 2) Russell MidCap(R) Growth Index(1)(unmanaged)

(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
16   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How are you positioning the Fund for the coming months?

A: The Fund's positioning is really defined by stock specific factors, rather than economic or market trends. As always, our focus is to assemble a portfolio of about 60 to 80 high-quality, mid-sized U.S. companies that exhibit a variety of growth characteristics. Our stock selection is based on the strength of company management, the nature of a company's franchise, its durability, its defensibility, its consistency and the company's financial situation.

     In our view, the outlook for the stock market in 2004 is favorable. Although we believe a repeat of 2003's exceptional advance is unlikely, the current environment of low inflation, low interest rates, high liquidity levels and substantial money flow into mutual funds continues to support the stock market. In our view, the most significant risk to a continued stock rally is an interest rate increase. However, if any increase is moderate and occurs later rather than sooner, we think the market could still perform well this year. Given our outlook, we believe the portfolio's slightly more aggressive stance is warranted.

The 10 Largest Holdings

AXP VP - Equity Select Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Biogen Idec                                3.5%            $7,801,483
Whole Foods Market                         3.5              7,768,956
Legg Mason                                 2.9              6,432,573
Williams-Sonoma                            2.7              5,976,436
Fastenal                                   2.6              5,838,806
Biomet                                     2.5              5,574,452
Diagnostic Products                        2.5              5,573,408
Fiserv                                     2.3              5,251,461
Maxim Integrated Products                  2.3              5,166,882
BMC Software                               2.3              5,120,833

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 27.1% of net assets

--------------------------------------------------------------------------------
17   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Global Bond Fund

Below, Portfolio Manager Nic Pifer discusses AXP VP - Global Bond Fund's results and positioning for the six-month period ended Feb. 29, 2004.

Q: How did the AXP VP - Global Bond Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Global Bond Fund gained 10.40% for the period. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index, which rose 10.00%. The Fund also outperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which increased 9.00% for the period.

Q:   What factors most significantly affected performance?

A: Over the six-month period, strong underlying performance of the bonds, plus some large positive gains on currencies led to overall good performance of the Fund in absolute terms. In most major markets, yields drifted sideways to slightly lower over the course of the six-month period. This resulted in positive returns on the underlying bonds.

     The best performing bond market for the six months was the U.S., followed by Europe, and Japan, which lagged considerably in part because of the very low yields on Japanese bonds. Over the reporting period, the Fund had a greater-than-index position in European bonds, a less-than-index position in Japanese bonds and a neutral- to less-than index position in U.S. bonds.

     The Fund's participation in the emerging market and high-yield credit sectors boosted performance relative to the benchmark. We entered the reporting period with approximately 3.5% of the Fund invested in bonds of emerging markets and approximately 2% of the Fund invested in high yield bonds and trimmed those exposures over the course of the period. Both emerging markets and high yield bonds, which are not included in the benchmark index, produced strong returns and helped boost the Fund's overall performance results.

     Over the reporting period, the Fund had a higher-than-benchmark position in the euro and dollar block bond currencies (Canada, Australia and New Zealand). The Fund had a lower-than-benchmark position in Japanese yen, which underperformed most of these other foreign currencies during the period. This strategy worked well for the Fund during the period. On an absolute basis, the falling U.S. dollar increased the value of many of our foreign currency investments. While both the euro and the yen gained against the dollar, the euro gained a lot more. The euro was up more than 13% while the yen gained approximately 7%. Currency was a strong, favorable tailwind for the performance of the Fund.

Q:   What changes did you make to the Fund?

A: Over the six months, we had no dramatic changes within the Fund. We did, however, make several changes, which include:

     o Shortening Duration. We reduced the Fund's duration, a measure of interest rate sensitivity, from approximately five years at the beginning of the reporting period to 4.75 years at the end of the period. We sold out of some long maturity bonds and replaced them with bonds of shorter maturities. Shortening duration is a defensive measure against interest rate risk. Given our expectations that rates will rise, even a small reduction, such as shortening the duration by a quarter year, can help cushion the Fund against interest rate sensitivity. We will continue to use duration as an active tool to manage interest rate risk.

     o Increasing Exposure to Europe. The U.S. bond market slightly outperformed other major bond markets over the past six months, but interest rate risk continues to loom. We reduced our exposure to the U.S. bond market. This reduction corresponds to our increase in core Europe.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004
12%
               (bar 1)           (bar 2)
10%            +10.40%           +10.00%          (bar 3)
                                                  +9.00%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - Global Bond Fund

(bar 2) Lehman Brothers Global Aggregate Index(1)(unmanaged)

(bar 3) Lipper Global Income Funds Index(2)

(1) The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but exclude brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
    18   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

     o Reducing Exposure to Emerging Markets. Emerging markets had a very successful run throughout 2003. Although we continue to like the longer-term fundamental outlook for emerging market bonds, midway through this reporting period, we began reducing our exposure because we felt that the valuations had become far too expensive. By the end of the reporting period, we continued hold a small position in emerging markets, but have reduced our total exposure to that sector.

     o Changing the Sector Mix. We put the emerging markets profits into investment grade corporate bonds. We also increased the Fund's holdings of government bonds by approximately 3% over the period. We scaled back on Agency securities, which were reduced slightly and emerging markets, as discussed above. We retained our allocation to high yield bonds and our portfolio management team remains favorably inclined toward high yield.

Q:   How is the Fund currently positioned?

A: Global bond yields have been moving within a distinct trading range for some time. It would take something drastic, such as a central bank action, to jolt yields out of this range-bound pattern. With most global banks on hold -- for the time being -- we expect global bond yields to move broadly sideways in the near term. We expect the bond yields to rise as the global recovery gains more traction, but in our view, that is some time off. We will be watchful of rising yields and look for opportunities to reduce the Fund's interest rate risk by further shortening duration, when necessary.

Q:   How do you intend to manage the Fund in the months ahead?

A: We anticipate that the short-term outlook for fixed income, including global bonds, will be reasonable. The global recovery is well underway as evidenced by growing economies and healthy capital markets. However, some factors, such as job growth have lagged the rest of the dynamic picture. If economies grow faster, job growth accelerates and inflation creeps up, the Fed and other central banks may become less accommodative and start raising rates. Then the environment would turn less friendly for fixed income. However, if conditions remain unchanged, where growth has accelerated, but not so much that it would lead to a pickup in inflation or strong employment growth, then the Fed, and other central banks, can afford to be very patient, perhaps keeping rates at current low levels for another year. As long as central banks push the timing of their tightening actions out to the future, the stronger the likelihood that bond yields will trend sideways to slightly downward. This scenario would bring about reasonable, but not stellar, performance for bonds.

     On the currency side, we expect that the dollar will further weaken over the next six months, which would be a positive for the Fund. The dollar has already experienced a significant adjustment against other major developed country currencies. However, we expect to see the dollar weaken further because the underlying structural negatives that have been in place for the past two years are still present:

     1) Current account deficit in the U.S. The United States now has a substantial current account deficit of more than 5% of GDP. This creates an enormous financing need every year for our country. In order to finance this current deficit, the U.S. needs to attract $2 billion of foreign capital per day to keep the dollar steady.

     2) Very low short-term interest rates. With a huge U.S. need to attract capital from overseas, we are trying to finance that huge deficit with historically low nominal and real short-term interest rates, not only low by U.S. standards but relative to most other developed countries, as well.

     This combination of substantial current account deficit and very low short-term rates does not bode well for shoring up the dollar. However, a weak dollar will continue to be a tailwind for the Fund's performance.

     As always, our sector teams remain focused on careful security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

--------------------------------------------------------------------------------
19   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The 10 Largest Holdings

AXP VP - Global Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
U.S. Treasury
4.00% 2014                                 4.6%           $17,131,387
Govt of France
4.00% 2013                                 2.3              8,785,570
Govt of Spain
5.15% 2009                                 2.3              8,600,018
Govt of Spain
4.25% 2007                                 2.3              8,461,406
Republic of Finland
2.75% 2006                                 2.2              8,198,867
Republic of Austria
5.50% 2010                                 2.1              7,897,422
Govt of Spain
4.00% 2010                                 2.1              7,853,079
Bundesrepublik Deutschland (Germany)
3.75% 2013                                 2.1              7,833,667
Govt of Netherlands
5.00% 2012                                 2.1              7,824,762
Buoni Poliennali Del Tes (Italy)
5.00% 2007                                 2.1              7,767,093

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 24.2% of net assets

--------------------------------------------------------------------------------
20   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses AXP VP - Growth Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP VP - Growth Fund perform for the semiannual period ended Feb. 29, 2004?

A: AXP VP - Growth Fund advanced 9.51% for the six-month period ended Feb. 29, 2004, less than the 10.29% return of the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group. The Fund's benchmark, the Russell 1000(R) Growth Index, climbed 12.17% for the period.

Q:   What factors significantly affected the Fund's performance?

A: The Fund benefited from the stock market's ongoing rally in the period and many of the portfolio holdings performed well, although performance relative to the benchmark was somewhat negatively affected by the Fund's lower-than-index weighting in a few stocks which were strong performers within the Index, names such as GE, Cisco, Intel and Qualcomm. Fund performance overall benefited from its sector allocations, which included higher-than-index weightings within the telecommunications, energy and material sectors and lower-than-index weightings within industrial and technology sectors.

     We limited the Fund's exposure in the industrials and technology sectors. In our view, earnings expectations were very high, and these forecasts were already priced into many stocks. Moreover, we thought it possible that if economic growth were indeed strong, it would result in higher interest rates, which would likely have a negative effect on the U.S. economy and stock market.

     There were a number of individual stocks in the portfolio, which benefited performance in the period. These include NTL, a U.K. cable company which has performed well following its emergence from bankruptcy, Healthsouth, a provider of outpatient surgery and rehabilitative services which reported a significantly better than expected quarter, Altria (formerly Philip Morris) and Schlumberger, an energy equipment and services company which benefited as the energy sector, which has lagged other cyclical sectors, started to play catch-up.

Q:   What changes did you make during the six-month period?

A: The most significant change to the portfolio's positioning was a substantial increase in the weighting of cable companies and telecommunications services stocks, particularly wireless service providers and a substantial increase in the Fund's weighting within the energy and materials sectors.

     We are focused on identifying stocks where we see potential for very strong earnings growth, but also reasonable valuations, so that the Fund can benefit if economic growth remains strong, but won't be significantly impacted should the economy not perform as well as anticipated. We have seen such potential within the wireless telecommunications sector. In our view, the sector 1) has a good growth outlook, 2) is attractively valued and 3) has historically performed well in periods of consolidation which could be the situation in 2004. Although prices of telecommunications stocks haven't received much of a boost from economic growth so far, a jobs recovery could have a positive effect on the fundamentals of wireless providers.

     At the end of the period, the Fund maintained a modest tilt toward stable growth, but somewhat smaller than it previously had been. We remain concerned about valuation levels on many technology stocks, but have identified some attractive opportunities within the sector. Nevertheless, we have kept the Fund's weightings in the technology and industrials sectors lower than those of the index. To offset this positioning, we have substituted other cyclical sectors where we believe valuations are more reasonable; we have added to positions in the energy and materials sectors in lieu of the industrials and we have added to cable stocks and the telecommunications sectors instead of technology.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004
15%
                                 (bar 2)
12%                              +12.17%          (bar 3)
               (bar 1)                            +10.29%
 9%            +9.51%

 6%

 3%

 0%

(bar 1) AXP VP - Growth Fund

(bar 2) Russell 1000(R) Growth Index(1)(unmanaged)

(bar 3) Lipper Large-Cap Growth Funds Index(2)

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the 1,000 largest companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
21   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: Regardless of the market environment, we will adhere to our long-term investment discipline, striving to identify companies with good growth rates for which we believe we do not need to overpay. Given the strong economic growth, we have added to some pro-cyclical stocks where we viewed prices as reasonable. However, because we believe the penalty could be high if economic growth weakens, we are also maintaining a healthy weighting in the stable growth sectors of the market. If the economy maintains its current strong growth rate, we may not see any major shift in market trends. If, however, overall growth slows or interest rates begin to rise, we believe investors may demonstrate a preference for higher quality growth stocks.

The 10 Largest Holdings

AXP VP - Growth Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
NTL                                        6.5%           $17,702,466
Nextel Communications Cl A                 3.9             10,792,026
Pfizer                                     3.7             10,064,310
Disney (Walt)                              3.3              8,963,160
Boston Scientific                          2.5              6,915,905
AT&T Wireless Services                     2.2              6,006,434
Amgen                                      2.1              5,850,795
Johnson & Johnson                          2.0              5,585,076
Cisco Systems                              1.8              5,042,730
Altria Group                               1.7              4,627,020

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 29.7% of net assets

--------------------------------------------------------------------------------
22   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - High Yield Bond Fund

Below, Portfolio Manager Scott Schroepfer discusses AXP VP - High Yield Bond Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP VP - High Yield Bond Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - High Yield Bond Fund gained 9.36% for the six months ended Feb. 29, 2004. The Lipper High Yield Funds Index, representing the Fund's peer group, rose 10.09%, and the JP Morgan Global High Yield Index rose 10.92% over the same period.

Q:   What factors most significantly affected the Fund's performance?

A: The Fund's lower-than-index performance was due primarily to its lesser-than-index position in CCC rated securities. These lower credit quality bonds outperformed both B rated and BB rated bonds for the first five months of the semiannual period. While we had added riskier CCC rated securities to the portfolio earlier in 2003, we did so in a selective fashion, being careful to manage position sizes.

     During the period, we maintained the Fund's emphasis on B rated bonds, focusing on managing downside risk through careful monitoring of securities held, enhancing the Fund's diversification, and avoiding certain securities and sectors. This strategy helped Fund performance in February, when CCC rated securities underperformed.

     At the same time, several of the riskier CCC rated securities in the portfolio were among the Fund's best performers for the semiannual period overall. These included cable company Charter Communications Holdings, credit card company Metris Companies, hospital services organization Vanguard Health Systems, and telephone services firm Qwest Communications. While our individual bond selection throughout the semiannual period was relatively strong, there were a few disappointments. These included chemical company Resolution Performance, shipping container company Interpool and financial services firm LaBranche & Company. We continue to hold each of these debt positions, however, as we remain optimistic about their fundamental prospects going forward.

     Overall, the high yield bond market rally that had begun in mid-October 2002 continued strong through January 2004, driven by three major factors. First, the U.S. economy continued to improve, while inflation and interest rates remained low. Second, high yield default rates continued to fall -- from 4.14% at the end of August 2003 to 2.83% for the 12-months ended Feb. 29, 2004. Third, valuations both within the high yield bond market and when compared to other investment classes remained attractive. Demand from both retail and institutional investors continued to absorb supply. In February, the high yield bond market lost a bit of ground, as valuations within the asset class appeared to get too high. Also, supply of new issues began to outweigh demand. High yield bond valuations relative to other investment classes, however, were still compelling.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the semiannual period, we did not make any major changes in sector or industry allocations. Rather, we began to enhance credit quality at the margin. On an individual security basis, we added to the Fund's BB rated holdings. We particularly focused on large companies that, based on our extensive and intensive research, demonstrated solid balance sheets, strong fundamentals, and a significant level of liquidity. For example, we either established positions or added to existing positions in MGM of the gaming industry, Georgia Pacific and Abitibi, each of the paper industry, L-3 Communications in the aerospace & defense area, and Rogers Wireless of the telecommunications group. We believe that given both the valuations and yield compression within the asset class during the period, the risk/reward scenario for these BB rated securities was more attractive. Based on current market conditions, we intend to continue pursuing this upgrade strategy in the months ahead.

     Compared to its Index, the Fund still held a greater-than-index position in bonds rated B and a lesser-than-index position in bonds rated BB as of Feb. 29, 2004.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

12%                              (bar 2)
                                 +10.92%          (bar 3)
10%            (bar 1)                            +10.09%
               +9.36%
 8%

 6%

 4%

 2%

 0%

(bar 1) AXP VP - High Yield Bond Fund

(bar 2) JP Morgan Global High Yield Index(1)(unmanaged)

(bar 3) Lipper High Yield Funds Index(2)

(1) JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper High Yield Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
23   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How do you intend to manage the Fund in the coming months?

A: We are generally constructive in our view for the high yield market over the long term, and we believe several factors support our perspective. We believe the U.S. economic recovery will maintain momentum during the months ahead. High yield default rates are expected to continue to fall through 2004. We would currently characterize the high yield bond market as fairly valued. In addition, while we expect interest rates to trend upward, we do not believe they will rise significantly enough to negatively impact the high yield bond market. Finally, yield alternatives among other asset classes remains scarce.

     We temper this view with the realization that we have already seen a sustained rally in the high yield bond market during the last 15 months or so and thus we will likely not see the level of gains from high yield bonds in 2004 as we did in 2003. We also believe there may be more volatility in the high yield bond market in the months ahead, as more lower quality issues have recently come to market. Of course, there remain lingering uncertainties surrounding geopolitical risk, the possibility of a U.S. economy that either loses too much momentum or grows too fast, and any official move by the Federal Reserve Board to raise interest rates in the next couple of months. Thus, our team's emphasis on quality and in-depth security research become increasingly important.

     Looking ahead, we will continue to monitor the pace of U.S. economic growth, the actions of the Federal Reserve Board, and the quality of new issues in the high yield bond market. We intend to continue to use any improvement in valuations to upgrade the portfolio's credit quality emphasis. We will continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

The 10 Largest Holdings

AXP VP - High Yield Bond Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Qwest
6.95% 2010                                 2.0%           $20,599,124
Nextel Communications
7.38% 2015                                 1.6             16,555,787
MGM Mirage
5.88% 2014                                 1.1             11,503,799
Cincinnati Bell
7.25% 2013                                 1.1             11,211,550
NRG Energy
8.00% 2013                                 0.9              9,336,950
Vanguard Health Systems
9.75% 2011                                 0.9              9,160,612
Varde Fund V LP                            0.9              9,141,483
DirectTV Holdings/Finance
8.38% 2013                                 0.8              8,462,999
Allied Waste North America
7.88% 2013                                 0.8              8,387,049
Rogers Wireless
6.38% 2014                                 0.8              8,292,100

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 10.9% of net assets

--------------------------------------------------------------------------------
24   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - International Fund

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. Since then AXP VP - International Fund has been managed using a team structure led by portfolio managers Alex Lyle and Dominic Rossi in London. Below is a discussion of the Fund's results and changes in positioning for the first half of fiscal year 2004.

Q: How did the AXP VP - International Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - International Fund gained 21.41% six months ended Feb. 29, 2004. The Fund underperformed its benchmark, the MSCI EAFE Index, which rose 25.30%. The Fund also underperformed the Lipper International Funds Index, representing the Fund's peer group, which increased 23.04% for the period.

Q:   What changes were made to the Fund?

A: When Threadneedle portfolio managers assumed responsibility for the Fund in late October, they initiated some substantial changes to give the Fund a strong cyclical focus. Historically, stocks in these sectors benefit from a growing global economy, and we are optimistic about global growth. We also reduced the Fund's large-cap emphasis and added more mid-cap stocks. Mid-cap, as well as small-cap, stocks tend to benefit more during periods of accelerating economic growth. Next, we increased the number of stocks benefiting from restructuring. Companies that we expect to successfully overcome adversity, conquer weak balance sheets, demonstrate capable leadership and win back investors' confidence are worth serious consideration.

     On a geographical basis, we retained a cyclical focus in Japan and the Far East. We believe deflation in Japan is nearing an end and that Japan's economy is overdue for some good news. Recent indications, such as strong GDP results are promising. The Fund has recently increased exposure in Japan. In the Far East, performance of the Hong Kong property market and the Hong Kong Stock Exchange benefited the Fund.

Q:   What factors most significantly affected performance?

A: The Fund's geographical allocations and stock selections benefited performance. Latin America was one of the best performing markets for this period. Europe and the Far East were also strong performing markets, and the Fund had greater-than-index positions in these regions. The Fund had a less-than-benchmark position in Japan. We felt that the weakness of the U.S. dollar and the continued economic struggle in Japan were sufficient reasons to underweight our positions there.

     One of the biggest contributors to performance since October has been mm02, the U.K. mobile company that was spun out of British Telecomm. Some other names recently added are Storebrand, a Norwegian life insurance company; Bellway, a U.K. house builder; and Burberry, the U.K. luxury clothier.

     On the down side, the underperformance of cyclical stocks and mid-cap stocks toward the end of 2003 hurt performance. Mid-cap stocks were propelled by the recovering global economy and performed very well from March through September 2003. In the fourth calendar quarter, many investors decided to sell their mid-cap stocks (i.e., take their profits) and mid-caps, as an asset class, suffered for those few months, as did the Fund's performance. We are pleased to report that mid-cap stocks enjoyed strong performance early in 2004, and the Fund benefited.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

30%                              (bar 2)
                                 +25.30%          (bar 3)
25%            (bar 1)                            +23.04%
               +21.41%
20%

15%

10%

 5%

 0%

(bar 1) AXP VP - International Fund

(bar 2) MSCI EAFE Index(1)(unmanaged)

(bar 3) Lipper International Funds Index(2)

(1) MSCI EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
25   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How is the Fund positioned?

A: We significantly restructured the Fund in late October and believe it is now poised to participate fully as the economic recovery continues to strengthen. Traditionally, strong rallies occur when the economy is recovering, and we believe the Fund, with its mid-cap and cyclical focus, is well positioned to enjoy future rallies.

     We have a greater-than-index position in the financials, industrial and information technology sectors.

Q:   How do you intend to manage the Fund in the months ahead?

A: The corporate news that we are seeing is good. Companies globally are beating earnings expectations. Earnings forecasts are being upgraded, which obviously is good news for equity markets. We remain bullish on equities and fully expect that equities will outperform cash and bonds in all of the major markets in the months ahead.

     We remain optimistic about the outlook for equity markets and expect to see healthy economic recovery continuing, so we will retain our cyclical bias. However, cyclical stocks tend to have reasonably short, dramatic periods of outperformance. When needed, we will reduce the cyclical focus, but for now, we believe we are where we need to be for optimal performance.

The 10 Largest Holdings

AXP VP - International Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Total (France)                             2.2%           $18,750,774
UBS (Switzerland)                          2.2             18,389,882
Vodafone Group (United Kingdom)            2.1             18,109,605
HSBC Holdings (United Kingdom)             2.0             17,189,631
Nokia (Finland)                            1.8             15,502,319
Axa (France)                               1.6             13,417,058
Roche Holding (Switzerland)                1.5             12,562,199
Royal Bank of Scotland Group
  (United Kingdom)                         1.4             12,120,309
Swiss Life Holding (Switzerland)           1.4             11,740,156
Samsung Electronics (South Korea)          1.4             11,729,549

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

American Express Financial Corporation (AEFC) serves as the investment manager to the funds and is responsible for the funds' overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the funds. Investment decisions for the funds are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

(pie chart)

The 10 holdings listed here make up 17.6% of net assets

--------------------------------------------------------------------------------
26   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Large Cap Value Fund

AXP VP - Large Cap Value Fund began operating on Feb. 4, 2004. Below, portfolio manager Bob Ewing briefly reviews performance during the past month, discusses the Fund's initial portfolio positioning, and provides a perspective on the Fund's strategy in upcoming months.

Q:   What factors had a significant effect on performance?

A:   During the Fund's  initial  month of  operations,  we worked  diligently to quickly invest the Fund's cash flow in order to minimize the potential negative effect of holding cash in a rising equity market. At the start of the period, we established higher-than-index weightings in health care and materials, two areas that were among the better performing sectors of the index in February. A below-benchmark position in financials was a short-term disadvantage as that sector outpaced the index return as well. The Fund benefited from lower than index positions in technology and utilities, which were among the weaker sectors of the benchmark.

Q:   Can you describe the Fund's initial portfolio positioning?

A: In establishing the Fund's portfolio positioning, we applied the following themes, which are based on our view of the relatively high valuations on many stocks and the strong economic growth being discounted by the market.

     1) We believe higher-quality companies could outperform in the coming months. Lower-quality stocks performed best in the early stages of the current economic recovery and we anticipate that higher-quality stocks could take the lead in 2004.

     2) We are emphasizing sectors and industries where the market has behaved inconsistently. For example, since the market apparently expects the economy to remain strong, then all economically sensitive sectors should benefit. This thesis leads us to seek opportunities in cyclical sectors or industries that have lagged the rally.

     3) History suggests current valuations may be extended. Therefore, we think it is prudent risk management to control the Fund's overall price to earnings ratio.

     4) We have positioned the portfolio to do well in a flat market since stocks rose dramatically in 2003 and we don't see catalysts for a repeat performance in 2004.

     With these themes as our framework, the Fund has lower-than-index positions in the information technology, financial and utility sectors. The Fund's most significant higher-than-index positions are in the health care and materials sectors.

Q:   How do you plan to manage the Fund in the coming months?

A: We intend to maintain our focus on relative value. Our team of analysts will continue to construct the portfolio on a stock-by-stock basis, seeking companies with potential for earnings growth, that offer good value relative to the overall market, their peers and even to their own histories.

     Although we expect the economy to continue improving, we believe its pace could fall short of current investor expectations. We are also concerned about stock valuations. If the economic recovery is as vigorous as expected, the Federal Reserve may be forced to raise interest rates, a potential negative for stocks. If economic growth is not as vigorous, there will be corporate earnings disappointments.

     We believe that when stocks are expensive, as we currently consider them to be, the most prudent course of action is to carefully manage a portfolio's risk level. Consequently, we have chosen to position the Fund somewhat conservatively at this time.

--------------------------------------------------------------------------------
27   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The 10 Largest Holdings

AXP VP - Large Cap Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Citigroup                                  4.4%             $138,215
Bank of America                            3.4               106,495
Exxon Mobil                                2.4                73,797
Altria Group                               2.2                69,060
J.P. Morgan Chase                          2.0                63,581
Wells Fargo                                1.8                57,349
Disney (Walt)                              1.8                57,039
ConocoPhillips                             1.8                55,096
American Intl Group                        1.7                53,131
ChevronTexaco                              1.7                53,010

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 23.2% of net assets

--------------------------------------------------------------------------------
28   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Managed Fund

Below, Bob Ewing and Tom Murphy, AXP VP - Managed Fund's portfolio managers, discuss the Fund's positioning and results during the first half of fiscal year 2004. Bob Ewing manages the asset allocation strategy and equity holdings in the Fund. Tom Murphy leads a team that manages the fixed income portion of the portfolio.

Q: How did the AXP - VP Managed Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP(R) VP - Managed Fund, which invests in a mix of stocks and bonds, rose 11.80% for the six months ended Feb. 29, 2004. The Fund outperformed the Lipper Balanced Funds Index, representing the Fund's peer group, which returned 11.19%. The S&P 500 Index rose 14.59% while the Lehman Brothers Aggregate Bond Index returned 4.92% for the period. We captured more than 80% of the return potential of the equity market for the period, as measured by the S&P 500 Index, with a portfolio that was approximately 65% equities and 35% fixed-income securities.

Q:   What factors significantly affected the Fund's performance?

A: Going into the period, we had some reservations that the economic recovery widely anticipated by the market may not be as strong as expected and we positioned the Fund accordingly. As it happened, the economic results were more robust than anticipated. However, despite our hedged positions, individual stock selection was relatively strong during the period and this was positive for performance.

     Holdings that contributed to the Fund's performance during the period were NTL, a U.K. cable company, which has recently emerged from bankruptcy and whose prospects we believed the market had underestimated. Also, U.S. Bancorp, a relatively inexpensive bank stock, Dow Chemical, which benefited from the improving economy, and energy company ConocoPhillips, which performed well in part due to the cyclical recovery.

     The Fund's returns were hindered somewhat by our lower-than-index position in a few stocks that turned in strong results during the period. These include Exxon Mobil and Time Warner, both of which we held lower-than-index positions due to our belief that the stocks were a bit expensive for our value-oriented approach. Also, Ford Motor, in which we did not hold a position.

     Based on our historical analyses, we are comfortable that our focus on investment-grade securities within the Lehman Brothers U.S. Aggregate Bond Index will provide competitive performance within our peer group over longer time periods. Security selection within both the mortgage and investment-grade sectors were additive to portfolio performance during the period. Unlike other funds in our peer group, which invest in higher-risk, non-index sectors like high yield and emerging markets, the fixed-income portion of the Fund did not benefit from extraordinary returns generated by these out-of-index sectors since late 2002.

Q:   What changes did you make to the Fund during the period?

A: As mentioned earlier, the Fund maintained a 65% stock/ 35% fixed-income asset allocation. In the equity portion of the portfolio, we had relatively low turnover during the period because we were satisfied with our positioning. We were more cautiously positioned than many of our peers due to our outlook for a somewhat muted economic recovery. The Fund continued to have a higher-than-index position in industries that would be considered more conservative such as health care, consumer staples and energy. Conversely, the Fund had a lower-than-index weighting in the utilities, financial and consumer discretionary sectors. We continued to produce a slightly higher yield in the Fund than the overall market.

     We modestly increased our allocation of corporate bonds during the period. We are also taking advantage of volatility in the corporate sector by purchasing higher quality, less

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%                         (bar 2)
                            +14.59%
12%            (bar 1)                               (bar 4)
               +11.80%                               +11.19%
 9%

 6%                                     (bar 3)
                                        +4.92%
 3%

 0%

(bar 1) AXP VP - Managed Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lehman Brothers Aggregate Bond Index(2)(unmanaged)

(bar 4) Lipper Balanced Funds Index(3)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
29 AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT cyclical issues that are more attractively valued. We substantially increased the Fund's allocation to government agency securities, such that we are now close to the benchmark positioning. Duration was slightly less relative to the Lehman Brothers Aggregate Bond Index. In general, we believe we have greater potential to increase return by managing bond sector allocations than by predicting interest rate changes.

Q:   How are you positioning the Fund going forward?

A: We intend to maintain our focus on relative value. Our team of analysts will continue to build the equity portion of the portfolio on a stock-by-stock basis, seeking companies with potential for earnings growth that offer good value relative to the overall market, their peers and even to their own histories.

     Although we expect the economy to continue improving, we have a fair amount of concern that its pace could fall short of current investor expectations. We are also concerned about stock valuations. We believe that if the economic recovery is as vigorous as expected, the Federal Reserve (Fed) may be forced to raise interest rates, which will likely be a negative for stocks. If economic growth is not as vigorous, there will likely be corporate earnings disappointment, also negative for stocks.

     It is our opinion that when stocks are expensive, as current valuations suggest they may be, our most prudent course of action is to take some risk out of the portfolio. For this reason, we have chosen to position the equity portion of the Fund a bit more conservatively at this time.

     From a fixed income perspective, we do not plan to deviate dramatically from the Index in the near term, given the relatively full valuations and the current low levels of volatility across markets. Since August 2003, the Fed has stated that it believes its accommodative policy can be maintained for a "considerable period." As a result, the yield curve has remained relatively steep and most investors believe that there will be no increase in short term rates until mid 2004 at the earliest. In January, the Federal Open Markets Committee (FOMC) statement substituted "patient" for "considerable period." This change only served to remind people that short rates will rise eventually but that the Fed will be thinking in terms of progress in the recovery as opposed to some predetermined time frame. Low inflation, slack in the economy, and disappointing job creation to date are the factors that can allow the Fed to keep policy accommodative, even though they remain optimistic that robust growth is coming. This does point to a potential for increased volatility later this year if there is a moderate up-tick in inflation, tightening capacity utilization and a falling unemployment rate.

The 10 Largest Holdings

AXP VP - Managed Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Citigroup                                  2.9%           $72,922,234
Bank of America                            2.3             57,614,336
Exxon Mobil                                1.6             40,466,332
Altria Group                               1.4             35,525,615
J.P. Morgan Chase                          1.3             33,201,588
Wells Fargo                                1.2             30,292,270
Disney (Walt)                              1.2             30,244,200
U.S. Treasury
6.25% 2023                                 1.2             29,273,857
U.S. Treasury
6.00% 2026                                 1.2             29,042,825
ConocoPhillips                             1.1             28,539,728

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 15.4% of net assets

--------------------------------------------------------------------------------
30   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - New Dimensions Fund

Below, Portfolio Manager Gordon Fines discusses AXP VP - New Dimensions Fund's results and positioning for the first half of the 2004 fiscal year.

Q: How did AXP VP - New Dimensions Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - New Dimensions Fund rose 8.61% for the six months ended Feb. 29, 2004. This was less than the S&P 500 Index, which rose 14.59% for the period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which rose 10.29% for the same time frame.

     These short-term results were disappointing, and reflective of unusual stock market conditions coupled with an exceptionally low interest rate climate that allowed shares of financially weak companies to do well. We do not expect this environment to continue indefinitely.

Q:   What factors most significantly affected results?

A: We were too conservative in our stock selection and sector positioning. The market was much more aggressive in terms of risk taking for most of the period. We increased the Fund's weightings in industrials, basic materials, health care and technology stocks between the end of August 2003 and February 2004. While this helped the Fund's absolute results this past autumn, our relative results still lagged our benchmark and peers.

     Stocks we added to and/or maintained large positions included Pfizer, Amgen, Caterpillar and John Deere. Meanwhile, we cut back on some positions in the consumer staples and financial sectors. Within technology, the Fund benefited from several holdings including wireless telecommunications company Nextel and global telecommunications network company Vodafone. Nextel's third quarter sales exceeded expectations. The company reported higher revenues and strong subscriber growth, while management raised its forward guidance. All of these fueled Nextel's sharp advance. Vodafone has benefited from a dividend increase, favorable earnings results and positive reaction to a share buyback plan initiated in the fourth quarter. Internet retailers Amazon and e-Bay also performed well.

     Several positions hampered performance during the first half of fiscal year 2004, including Microsoft, which did not benefit from the technology rebound. Discount retailer Wal-Mart and health care giant Pfizer were also weak during the fiscal period. Despite what we think are good prospects going forward, Wal-Mart's short-term performance was affected by regulatory enforcement actions related to its labor practices. Pfizer is considered one of the leading drug companies in terms of research and development success, but it suffered from concerns about competition for its core products, Viagra and Lipitor.

Q: What changes did you make to the portfolios and how are they currently positioned?

A: We had previously owned American International Group (AIG) and during the fourth calendar quarter of 2003, we substantially increased the position. In our view, AIG is a high quality insurance-related, global company that performed poorly through much of 2003. Therefore, we believed the time was right for the company to stage a recovery. AIG did gain momentum in the last two months of the calendar year.

     Given the current environment, we want exposure to the improving U.S. economy, which means an emphasis on sectors such as industrials, basic industry, capital goods and technology that are sensitive to economy activity. On the other hand, consumer staples and financial stocks probably don't have enough economic sensitivity to do well should the economy continue to improve.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%                              (bar 2)
                                 +14.59%
12%                                               (bar 3)
                                                  +10.29%
 9%            (bar 1)
               +8.61%
 6%

 3%

 0%

(bar 1) AXP VP - New Dimensions Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lipper Large-Cap Growth Funds Index(2)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. The S&P 500 Index companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
31   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How do you intend to manage the Fund in the coming months?

A: We think large-cap, high-quality companies could do better in 2004 than they did this past year. The decline of the dollar has been pretty pronounced, making U.S. exports more competitive. Multinational firms in a variety of industries should benefit from the better competitive environment overseas. Such companies are typically large, high-quality companies. AIG, which we discussed above, is one example.

     We do not hold many energy stocks in the Fund's portfolio, but we expect to maintain exposure to the sector. Prices have stayed higher longer than most people thought and in the fourth quarter, the market began to appreciate that, causing natural gas and oil related companies to rise. We think there is still room for these stocks to advance, with energy prices likely to stay higher, particularly given the stronger economy.

     We are cautiously optimistic about the course of the market over the next six months. There was increased speculation in January that interest rates will move up this spring, after the Federal Reserve left out the word "considerable" in discussing the length of time interest rates may remain low. Given where we are in the economic cycle, a rise in rates is indeed likely. However, in our view, the overall economic environment for growth stocks will remain favorable for the balance of fiscal year 2004. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to regain ground relative to its peers.

The 10 Largest Holdings

AXP VP - New Dimensions Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Microsoft                                  3.8%           $127,714,100
Amgen                                      3.7             123,400,671
Citigroup                                  3.5             117,992,035
Pfizer                                     3.4             112,440,368
General Electric                           3.2             106,389,180
American Intl Group                        3.1             102,963,600
Intel                                      2.8              95,020,884
Wal-Mart Stores                            2.4              79,691,280
UnitedHealth Group                         2.3              76,818,000
Altria Group                               2.3              76,777,455

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 30.5% of net assets

--------------------------------------------------------------------------------
32   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Select Value Fund

AXP VP - Partners Select Value Fund was launched Feb. 4, 2004. The Fund is managed by Gabelli Asset Management Company, an independent money management firm.

Q: What factors significantly affected the Fund during its initial period of operations?

     Gabelli: During the month of February, we saw an increase in merger and acquisition activity. One of our largest holdings, AT&T Wireless Services rose on news that Cingular Wireless would acquire it. Other wireless stocks in the portfolio were also strong. Walt Disney Productions rose as Comcast, the country's largest cable company, announced an aggressive takeover offer.

     We expect to see the upturn in deal activity continue. Low interest rates, "cheaper to buy than build" public market valuations, and the pressure to grow via acquisitions in a slower growth economy should help to keep deal activity strong.

Q:   Can you describe the Fund's initial portfolio positioning?

     Gabelli: Stock selection within the portfolio is driven by bottom-up company research. Our internal research valuation methodology consists of several key elements: free cash flow, earnings per share trends and the private market value of a business. We also seek a catalyst, or event, that will surface value. The portfolio consists of companies selling at a discount to the price an informed buyer would pay to own the business.

     Our initial portfolio had a higher-than-index position in consumer stocks, and a lower-than-index position in technology and financials.

Q:   How are you positioning the Fund for the months ahead?

     Gabelli: We believe the equity markets will remain attractive in 2004. Although economic growth will likely moderate in the year ahead, we are optimistic. Earnings should rise sharply because of productivity gains. Market interest rates may trend higher as the economy continues to grow, but we don't believe modestly higher rates will put much pressure on equity valuations.

     Although stocks have come a long way in a relatively short period of time, we believe many stocks are still reasonably valued in this low inflation, low interest rate environment. Lagging industry groups such as media, utilities and industrials are quite cheap relative to the market and offer prospects for significant earnings improvement ahead. We will continue to overweight the Fund in industrial and consumer stocks where we see attractive valuations, and to underweight in technology and financials. We will continue to hold attractively valued stocks in the utility and food industries.

     The Fund is structured to take advantage of a substantial increase in merger and acquisition activity. All of the necessary ingredients are in place: liquidity, low interest rates, "cheaper to buy than build" public market valuations and the pressure to grow via acquisition in a slower growth economy. We expect to see an increase in the number of mergers in 2004.

--------------------------------------------------------------------------------
33   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Select Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Dial                                       4.3%             $143,700
Fox Entertainment Group Cl A               2.6                87,060
AT&T Wireless Services                     2.5                81,480
Tribune                                    2.3                74,910
Vivendi Universal ADR                      2.2                72,125
Telephone & Data Systems                   2.2                72,050
Patterson Dental                           2.0                67,770
Dana                                       1.9                64,170
Royal Dutch Petroleum ADR                  1.8                59,508
Liberty Media Cl A                         1.7                57,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 23.5% of net assets

--------------------------------------------------------------------------------
34   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Partners Small Cap Value Fund

AXP VP - Partners Small Cap Value Fund rose 18.69% for the six months ended Feb. 29, 2004. This was less than the Russell 2000(R) Value Index, which advanced 21.31% for the period, and the Lipper Small-Cap Value Funds Index, representing the Fund's peer group, which rose 21.51%.

During the fiscal period, small-cap stocks benefited from rekindled investor confidence, an increased appetite for risk, and the anticipation of an economic rebound. This occurred despite war in Iraq, renewed terrorist fears, U.S. deficits and a tumbling dollar. Another positive for the stock market during the fiscal period was that the Federal Reserve Board left interest rates unchanged.

Subadviser Update

On March 15, 2004, the Fund added three new subadvisers, replacing Third Avenue Management, LLC, who resigned as a subadviser to the Fund. Royce & Associates, LLC and Goldman Sachs Asset Management, L.P. remain as subadvisers to the Fund. As of Feb. 29, 2004, Royce, Goldman Sachs and Third Avenue managed 38%, 34% and 28% of the Fund's assets, respectively.

The new subadvisers are Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith) and Franklin Portfolio Associates, LLC (Franklin). We chose them based on historical performance, investment talent and process. Upon Third Avenue's resignation, the portion of the Fund that Third Avenue had managed was evenly reallocated to these three new firms. Franklin is not affiliated with Franklin Templeton Investments, another American Express Partners Funds subadviser.

Below, Royce, Goldman Sachs and Third Avenue detail the results and positioning for their portions of the Fund during the six months ended Feb. 29, 2004.

Q: What factors most affected performance for your portion of the fund for the fiscal period?

     Royce: Our results reflected the strong rally that has been under way since October 2002. Our portion of the Fund slightly outpaced the Fund's benchmark for the six months ended Feb. 29, 2004. We benefited from ongoing strength of our holdings in the technology, consumer products and services, health and natural resources sectors. Traditional value areas began to benefit from the market rally late in 2003, and this resurgence also helped our returns. There were few negatives in the period, with all of the Fund's sectors showing positive returns.

     Goldman Sachs: Our portion of the Fund underperformed the Fund's benchmark for the six months ended Feb. 29, 2004. Low-quality stocks dominated the market for most of the reporting period and this trend caused our portion of the Fund to lag. Still, positive economic news helped fuel stock price gains, particularly in those early cycle economically sensitive sectors such as basic materials and industrials. We continued to emphasize and invest in companies that we believe represent attractive quality and where investment success does not depend on a single factor.

     During the period, our largest negative contributor on a relative basis was technology. Conversely, the strong performing stocks were in the industrial, financial, and basic materials sectors. In technology, Extreme Networks was the largest detractor during the period. Extreme, a provider of network infrastructure equipment, disappointed investors by announcing lower than expected revenues. We believe this is a short-term issue and think the company should benefit from a new product cycle. Industrial stocks that enhanced results during the fiscal period included Wabash National Corp., a truck trailer maker, GrafTech International, an electrode maker, and Hughes Supply, a construction materials distributor.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

25%                              (bar 2)          (bar 3)
                                 +21.31%          +21.51%
20%            (bar 1)
               +18.69%
15%

10%

 5%

 0%

(bar 1) AXP VP - Partners Small Cap Value Fund

(bar 2) Russell 2000(R) Value Index(1)(unmanaged)

(bar 3) Lipper Small-Cap Value Funds Index(2)

(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Small-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
35   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

     Third Avenue: For the six-month period ended Feb. 29, 2004, our portion of the fund outpaced the Fund's benchmark. Performance was favorably affected by our holdings in several commodity and energy companies, including Fording and Wilbros Group. Additionally, several of our technology holdings performed well, including Triquint and Commscope. Finally, Maxwell Shoe, a major holding, provided an additional performance kick for our portion of the Fund following the announcement of a takeover bid from Jones Apparel Group.

Q:   What changes did you make to the portfolio during the fiscal period?

     Royce: One drawback to higher quality stocks beginning to participate in the rally continues to be the dearth of what we regard as attractive purchase candidates. We have been aggressively selling more speculative issues, particularly in technology. We also increased positions in health and natural resources companies.

     Goldman Sachs: Within the bank sector, we found several new areas of investment. In particular, we discovered opportunity amid recent turmoil and uncertainty relating to industry consolidation and the conversion of savings and loans owned by depositors to financial institutions owned by stockholders. We added PFF Bancorp to the portfolio amid uncertainty associated with the company's change from a thrift to a bank. In addition to a strong market share position in the California Hispanic community, we believe the stock will benefit as its balance sheet transforms from lower margin thrift-like assets to higher margin commercial assets. We also sought to identify companies that can take advantage of dislocation in the marketplace because of a competitive edge. For example, WinTrust Financial Corporation's marketing approach in the suburban Chicago area and BankUnited Corporation's expertise in serving the Florida community has allowed these companies to gain market share from the larger banks in the region.

     American Axle & Manufacturing, an auto parts supplier, was spun off from General Motors with high debt and a narrow business mix, which left it very dependent on its former parent. We added it to our holdings after the company paid down its debt with the help of a venture capital partner and diversified its business mix.

     Tropical Sportswear International was the largest performance detractor during the period. Tropical has experienced uncertainty surrounding management changes and the delay of their 10-K filing due to renegotiation of debt. We significantly reduced our exposure to the stock during the fiscal period.

     Third Avenue: During the six-month period, we initiated nine new positions:
     Brit Insurance, Brookline Bancorp, Jakks Pacific, Koger Equity Preferred, Lindsay Manufacturing, On Assignment, RTI International Metals, Skyline and Smedvig. We also eliminated our positions in Ciena Corp. and KEMET Corp., and reduced positions in the common stocks of other holdings as part of a program to reduce exposure to high-tech companies given the sharp run-up in common stock prices during the period and reflective of absolute valuations. We also eliminated our position in SWS Group, as the shares appeared to be over-valued following significant appreciation.

Q: How are you currently positioning your portion of the Fund for the coming months?

     Royce: Our outlook remains cautious and has not changed appreciably since our last report. In our opinion, recent equity market returns represent a snapback from the October 2002 market bottom -- one that has favored both speculative issues and micro-cap companies. In our experience, these are not the areas of the stock market that typically lead in new bull markets (in fact, they are often the last sectors to participate). Despite impressive recent returns, we firmly believe that we are still in the midst of a low-return period. Therefore, we are cautious. While we expect positive performance from equities, it would not surprise us to see a short-term correction. Although many would view this negatively, we would attempt to use any price weakness to add new names and build existing positions in our portfolios.

     We continue to look for what we believe is good value on a stock-by-stock basis. The rally has made what we think are attractively valued small-company businesses harder and harder to find, so we have increased our cash position in the last three months as we look for opportunities throughout the market. We hope to see what we think is strong value in natural resources and health care because we believe that the long-term prospects in both sectors are especially promising.

     Goldman Sachs: Given the returns of highly speculative, lower-quality stocks in recent months, we believe many of these companies are trading at lofty valuations not supported by sound fundamentals. The real question is whether the gains of 2003 are sustainable. As we look to the remainder of 2004, we believe fundamentals will become increasingly important and investors will be less willing to reward stocks without substantial evidence of underlying improvements. In addition, investors may return to more quality-oriented companies with viable business models and the capacity to grow earnings.

     In this environment, we believe that our bottom-up, research-intensive approach will add significant value in what appears to be a "stock pickers" market. Furthermore, we believe our disciplined process of identifying and investing in quality, cash-generative businesses when they sell at an attractive valuation should enable our portfolios to perform well over the long term.

--------------------------------------------------------------------------------
36   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

The 10 Largest Holdings

AXP VP - Partners Small Cap Value Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
U.S. Treasury
 2.13% 2004                                1.0%            $2,010,860
LNR Property                               1.0              1,876,121
Maxwell Shoes Cl A                         0.9              1,793,414
Forest City Enterprises Cl A               0.9              1,677,375
JAKKS Pacific                              0.9              1,664,900
Trinity Inds                               0.8              1,551,030
Cross Country Healthcare                   0.8              1,534,414
CommScope                                  0.8              1,519,266
Agrium                                     0.7              1,415,954
Trammell Crow                              0.7              1,391,776

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 8.5% of net assets

--------------------------------------------------------------------------------
37   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - S&P 500 Index Fund

Below, Portfolio Manager David Factor discusses AXP VP - S&P 500 Index Fund's positioning and results for the first part of fiscal year 2004.

Q: How did AXP VP - S&P 500 Index Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - S&P 500 Index Fund gained 14.27% for the six months ended Feb. 29, 2004. This was in line with the unmanaged S&P 500 Index, which increased 14.59% for the period. The Lipper S&P 500 Funds Index, representing the Fund's peer group, rose 14.39% over the same time frame. The Fund's operating expenses accounted for the majority of the difference in returns among the Fund, its peer group and the S&P 500 Index, which is not available for direct investment.

Q:   What factors most significantly affected the Fund's performance?

A: The S&P 500 Index continued to advance during the semiannual period, as improving fundamentals provided an attractive backdrop for equity market performance. When the period began in September, the U.S. equity market lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the U.S. dollar and rising energy prices. However, as the period progressed, the U.S. economy exhibited signs of growth, as evidenced by the continual upward revisions to the all-important Gross Domestic Product (GDP). Investment by corporate America also began picking up in earnest. Business spending increased sharply, with a particularly significant uptick in technology spending. The U.S. equity market was further supported during the six-month period by robust corporate earnings. As conditions improved, investors grew more optimistic.

     All sectors of the S&P 500 Index had positive returns for the six months ended Feb. 29, 2004. Financial services was the best performing sector for the period, led by the insurance industry. Energy and basic materials also did well. Consumer discretionary was the poorest performing sector, largely due to the disappointing returns of the media and retail industries. Industrials and information technology, especially the software services industry, also lagged the Index. Financial services sector continued to be the largest sector within the Index through the period, followed by information technology.

     Several individual stocks contributed significantly to the performance of the S&P 500 Index over the six-month period. Pfizer, the pharmaceutical giant, made the greatest contribution taking both its total return and Index weighting into account. Another strong performer for the period was Citigroup, a leading company within the financial services sector. The companies whose stocks had the greatest negative impact on the S&P 500 Index, taking both weightings and total returns into account, were Viacom, the media behemoth, Kohl's, the discount retailer, and Wyeth, a pharmaceutical firm.

Q:   What changes did you make to the portfolio?

A: We attempt to replicate the S&P 500 Index in the Fund, meaning we strive to hold all of the same companies as the Index at the same weightings. The S&P 500 Index is dynamic and is rebalanced each quarter, and we align the Fund with the index on that timetable as well. Also, from time to time, Standard & Poor's adjusts the makeup of its indices following corporate actions, such as mergers, acquisitions, spin-offs and similar events. Standard & Poor's may also adjust the makeup of its indices to reflect its changing assessment of which businesses and industries are having a major impact on the U.S. economy. As the S&P 500 Index changed, we adjusted the Fund's holdings accordingly. During the Fund's semiannual period, only three companies changed within the Index.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%            (bar 1)           (bar 2)          (bar 3)
               +14.27%           +14.59%          +14.39%
12%

 9%

 6%

 3%

 0%

(bar 1) AXP VP - S&P 500 Index Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lipper S&P 500 Funds Index(2)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper S&P 500 Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
38   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How are you positioning the Fund for the months ahead?

A: Current market conditions show that U.S. economic growth is solid. Inflation and interest rates remain low. The consumer, who kept the U.S. economy afloat while businesses reduced capital spending and payrolls between 2000 and 2002, is now spending with renewed confidence, even as some pundits criticize the level of job growth. Plus, economists expect long-awaited business spending to reach growth rates of 8% to 9% in 2004. Together, we believe these factors bode well for all facets of the equity market.

     As index investors, we do not evaluate or respond to changing economic and market conditions. The Fund will always attempt to stay fully invested in stocks that comprise the S&P 500 Index. In this way, the Fund can best achieve its primary objective, which is to provide performance that is comparable to the direction of the broad stock market. Our focus will remain on seeking long-term capital appreciation.

The 10 Largest Holdings

AXP VP - S&P 500 Index Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb 29, 2004)
General Electric                           3.0%            $7,556,705
Microsoft                                  2.7              6,630,935
Pfizer                                     2.6              6,472,682
Exxon Mobil                                2.6              6,450,660
Citigroup                                  2.4              6,000,592
Wal-Mart Stores                            2.4              5,965,112
American Intl Group                        1.8              4,466,269
Intel                                      1.8              4,418,610
Intl Business Machines                     1.5              3,842,436
Johnson & Johnson                          1.5              3,703,346

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 22.3% of net assets

--------------------------------------------------------------------------------
39   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Short Duration U.S. Government Fund

Below, Portfolio Manager Scott Kirby discusses AXP VP - Short Duration U.S. Government Fund's results and positioning for the first half of fiscal year 2004.

Q: How did the AXP VP - Short Duration U.S. Government Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Short Duration U.S. Government Fund rose 1.73% for the six months ended Feb. 28, 2004, a bit less than its benchmark, the Lehman Brothers 1-3 Year Government Index, which returned 1.94%. The Fund outpaced its peer group, as represented by the Lipper Short U.S. Government Funds Index, which rose 1.59% for the period.

Q:   What factors significantly affected the Fund's performance?

A: At the beginning of the fiscal period the Fund underperformed due to a volatile fixed income market environment. From October through the end of 2003, we moved into a more stable market environment, which led to a better market environment for mortgage-backed securities. This aided Fund performance. During that period we held the Fund's duration close to the Lehman Brothers 1-3 Year Government Index. Our strategy was to have good carry in the portfolio and benefit from declining volatility.

     Moving into 2004, we started seeing signs that the economy would improve. Our overall view was that the Federal Reserve Board would raise interest rates sooner than was priced into the market. As a result, we shortened the Fund's duration and improved the structure in our mortgage holdings. While the economy displayed signs of improving, job creation did not materialize as we expected. The Fund gave up some performance due to its short duration during the first two months of 2004. We added high-quality asset-backed bonds, which have had strong performance during the first part of 2004.

Q:   What changes did you make to the Fund during the period?

A: We increased the Fund's positions in agencies and asset-backed securities as of Feb. 29, 2004. We continued to hold approximately the same allocation in mortgage-backed securities. We continued to upgrade the mortgage securities to have better convexity. We reduced the duration of the Fund early in 2004 and continue to hold the duration short of the Index as we position the Fund for an improved economic environment.

Q:   How are you positioning the Fund going forward?

A: We are positioning the Fund in a conservative fashion in anticipation for a continued improving economy. We expect job creation to start picking up. As jobs start to be created in greater numbers, we expect rates to move higher and the yield curve to steepen initially and then to flatten as the Federal Reserve starts to raise interest rates.

     As that process begins, we believe spreads will widen giving us an opportunity to add more risk to the portfolio. Going into the environment we will hold a rather defensive position in our mortgage-backed securities. We will keep the Fund's duration shorter than its benchmark. Quality issues and security selection will remain a priority.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

2.0%                             (bar 2)
               (bar 1)           +1.94%           (bar 3)
1.5%           +1.73%                             +1.59%

1.0%

0.5%

0.0%

(bar 1) AXP VP - Short Duration U.S. Government Fund

(bar 2) Lehman Brothers 1-3 Year Government Index(1)(unmanaged)

(bar 3) Lipper Short U.S. Government Funds Index(2)

(1) Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
     2.9 years are included.

(2) The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
40   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Small Cap Advantage Fund

Below, Portfolio Managers Jake Hurwitz and Kent Kelley discuss AXP VP - Small Cap Advantage Fund's results and positioning for the six-month period ended Feb. 29, 2004.

Q: How did the AXP VP - Small Cap Advantage Fund perform for the six-month period ended Feb. 29, 2004?

A: We are pleased with the Fund's 20.64% return during this period. The Fund outperformed its benchmark, the Russell 2000(R) Index, and its peer group, the Lipper Small-Cap Core Funds Index, which advanced 18.34% and 17.93%, respectively.

Q:   What factors significantly affected the Fund's performance?

A: Small-cap companies tend to be especially economically sensitive and, therefore, benefit considerably from low interest rates and an improving economy. Consequently, small-caps usually lead the market during the first year of a recovery, as was the case over the last year when small-cap stocks significantly outperformed large-cap stocks.

     All small-cap sectors advanced during the period, but there was significant variance among the returns of different sectors. Overall, basic materials and energy were the best performing sectors. Technology and telecom stocks led the small-cap market early in the period, but sharply underperformed during February's consolidation. In general, small-cap value stocks outperformed their growth counterparts during this period.

     Our goal is to add value through stock selection while managing risk relative to the Russell 2000 Index. Both objectives were essential to the Fund's outperformance of its peers and benchmark during the period. Our quantitative framework generally led us to stocks with improving fundamentals and attractive valuations, and these stocks performed well over the past six months.

     The "offense" of our strategy focuses on investing in stocks we believe are likely to outperform their sectors. The Fund benefited from good stock selection in a number of areas. In particular, stocks in the capital goods and basic materials sectors were particularly strong performers. Within these sectors, Joy Global, Century Aluminum, OM Group and GrafTech all contributed positively to performance.

     Rising energy prices spurred a sharp rally in energy stocks. Among our holdings, Ultra Petroleum, Swift Energy and Tesoro Refining contributed significantly to the Fund's performance. The Fund's holdings in telecommunications, including NII Holdings and Western Wireless, also performed well throughout the period. However, the Fund slightly underperformed in technology, principally due to not owning some strong performers in the Internet services and semiconductor industries.

     Throughout the period we maintained solid exposure to a wide array of growth and value stocks, including many in the most economically sensitive sectors that performed best. In addition, our sector neutral stance enabled us to outperform through stock selection even as market leadership shifted from technology and telecom to sectors that benefit from rising commodity prices, such as materials and energy.

Q:   How would you describe your investment approach?

A: We seek a balance between valuation and momentum while employing both quantitative and qualitative analyses. Our quantitative approach uses computer screens to identify the most attractive stocks in each economic sector of the small-cap market, using valuation, earnings and price-related variables. Simply put, we seek quality companies, differentiated by superior cash flow generation and attractive relative valuations, on both the growth and value sides of the small-cap universe. For growth stocks, we want to own stocks with above-average growth potential and attractive relative valuations. For value stocks, we consider more than the company's relative cheapness. We want to see evidence that there is a catalyst in place for the stock price to move higher, so we pay close attention to indicators that signal an earnings turnaround. We believe that by using a balance of approaches we can produce consistent and attractive risk-adjusted returns for the Fund's investors.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

25%            (bar 1)
               +20.64%
20%                              (bar 2)          (bar 3)
                                 +18.34%          +17.93%
15%

10%

 5%

 0%

(bar 1) AXP VP - Small Cap Advantage Fund

(bar 2) Russell 2000(R) Index(1)(unmanaged)

(bar 3) Lipper Small-Cap Core Funds Index(2)

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
41   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How are you positioning the Fund going forward?

A: We are optimistic about the outlook for small-cap stocks in 2004. We believe that small-caps, even after five consecutive years of outperforming large-caps, still have superior earnings prospects and carry favorable relative valuations. In general, we expect equity returns to keep pace with earnings growth, which should be solid across the market as the economy continues to expand. We expect interest rates to stay low for the remainder of 2004.

     Looking ahead, our strategy will continue to focus on stock-specific attributes in order to identify the best investment opportunities within each sector of the small-cap market. Our long-time practice is to favor companies with superior cash flow generation, earnings and valuations. At the same time, our goal is to provide consistent exposure to both the growth and value segments of the small-cap market. We will maintain a neutral position relative to the Russell 2000 Index in terms of economic sector, market capitalization, share price and growth and value orientation.

The 10 Largest Holdings

AXP VP - Small Cap Advantage Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
NII Holdings Cl B                          0.7%            $1,224,355
NBTY                                       0.7              1,074,297
East West Bancorp                          0.6              1,057,684
VCA Antech                                 0.6              1,017,570
Western Wireless Cl A                      0.6                978,054
Sterling Financial                         0.6                957,671
Affiliated Managers Group                  0.6                912,600
FirstFed Financial                         0.5                869,866
Redwood Trust                              0.5                868,725
Teledyne Technologies                      0.5                865,102

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 5.9% of net assets

--------------------------------------------------------------------------------
42   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Stock Fund

Below, Portfolio Manager Doug Chase discusses AXP VP - Stock Fund's results and positioning for the first half of fiscal year 2004. Mr. Chase assumed responsibility for the Fund at the start of January 2004.

Shareholders will be asked at a shareholder meeting on June 9, 2004 to approve a merger of the Fund into AXP VP - Capital Resource Fund, which will be renamed AXP VP - Large Cap Equity Fund. This approval is not guaranteed. If shareholder approval is obtained no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund prior to the merger.

Q: How did AXP VP - Stock Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Stock Fund gained 10.40%, underperforming its benchmark, the broad-based S&P 500 Index, which increased 14.59% for the period. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, rose 12.28% over the same time frame.

Q: What factors most significantly affected performance during the semiannual period?

A: The Fund benefited from the stock market's continued advance. However, equity market leadership was based on momentum, rather than on quality or stock fundamentals, with lower-quality stocks generally providing the largest gains during the period. As a result, our focus on higher-quality companies with real earnings prospects prevented the Fund from fully keeping pace with the market's strong rally.

     In response to improving economic prospects, investors further embraced what are considered the more volatile sectors of the S&P 500 Index. Thus, information technology was among the leading sectors, while defensive areas such as consumer staples lagged. The Fund's lower-than-index position in information technology stocks detracted from relative performance during the period.

     On the positive side, the portfolio's higher-than-index weighting in energy stocks added to relative return as energy, which had underperformed other cyclical sectors for some time, began to catch up in the latter part of our semiannual period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The most significant changes occurred in January, when new management took over the Fund. We substantially altered the portfolio's sector allocations and individual holdings. Following the repositioning, the Fund had higher-than-index positions in the health care and industrials sectors and lower-than-index positions in the technology, financial, telecommunications and utility sectors. All other sectors were weighted about equal to the benchmark.

     The Fund has a large position in health care despite last year's weakness because long term, we believe health care earnings will grow at faster rates than the overall market due to demographics, specifically the aging of the U.S. population. The Fund's well-diversified health care position includes pharmaceutical firms, biotechnology companies, hospitals, medical device providers and drug distributors. In the near term, we have some concern that healthcare stocks could suffer from rhetoric related to the presidential election. Therefore, we will likely be a bit cautious in adding further to the health care sector, but may take advantage of any election-related declines to add to some existing positions, given our favorable long-term views.

     The Fund has a higher-than-index position in the industrial sector, despite less attractive valuations on some industrial stocks, because we want exposure to some cyclically sensitive areas in case the economy does deliver the strong growth on which the market is counting

     We believe technology stocks, as a group, are very expensive, and, in our opinion, the only way to justify current valuations is to assume exceptional economic growth for several quarters to come. We think that if growth is indeed that strong; it will also drive performance in other sectors such as media, which we consider more reasonably priced. The Fund ended the period with a lower-than-index position in financial stocks because we believe many of these companies are vulnerable to the negative effects of a potential increase in interest rates.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

15%                              (bar 2)
                                 +14.59%          (bar 3)
12%            (bar 1)                            +12.28%
               +10.40%
 9%

 6%

 3%

 0%

(bar 1) AXP VP - Stock Fund

(bar 2) S&P 500 Index(1)(unmanaged)

(bar 3) Lipper Large-Cap Core Funds Index(2)

(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
43   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Q:   How will you manage the Fund in the coming months?

A: Regardless of the economic environment, we expect to continue to adhere to our strategy of identifying stocks with strong fundamentals, sustainable growth rates and reasonable valuations. In our view, more cyclical stocks are trading at valuations that already reflect strong 2005 earnings growth.

     Currently, we believe the best market opportunities are in stocks that have a high degree of stability to their growth. These stocks have become cheaper relative to the market; yet in any given year, they tend to grow earnings faster than the S&P 500 Index. We have been making a concerted effort to move money into more stable growth stocks and out of companies that require record levels of profitability to justify their current share prices.

     One key issue for the market in 2004 is whether large-cap stocks can regain market leadership from small-cap stocks. We believe several factors support such an outcome, including the overvaluation of small-caps versus large-caps, the decline in the U.S. dollar, which has made U.S. exports more competitive, and the possibility of higher interest rates.

     Given the improving global economy and large-cap relative underperformance in 2003, we think the environment may be more favorable for large stocks in 2004 and we consider the portfolio well positioned for such a scenario.

The 10 Largest Holdings

AXP VP - Stock Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Pfizer                                     6.3%             $957,847
Citigroup                                  5.0               760,484
Cendant                                    3.6               553,880
PepsiCo                                    3.2               487,860
Viacom Cl B                                3.1               469,212
Disney (Walt)                              2.4               372,083
Procter & Gamble                           2.4               370,368
Fannie Mae                                 2.4               367,010
Microsoft                                  2.3               351,973
Bank of America                            2.3               351,109

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 33.0% of net assets

--------------------------------------------------------------------------------
44   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Portfolio Management Q & A

AXP VP - Strategy Aggressive Fund

Below, Portfolio Manager Paul Rokosz discusses AXP VP - Strategy Aggressive Fund's results and positioning for the first half of fiscal year 2004.

Q: How did AXP VP - Strategy Aggressive Fund perform for the six-month period ended Feb. 29, 2004?

A: AXP VP - Strategy Aggressive Fund rose 5.41% for the six months ended Feb. 29, 2004, substantially underperforming both its benchmark and Lipper peer group. The Fund's benchmark, the Russell MidCap(R) Growth Index, gained 15.52% while the Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, advanced 11.48% over the same period.

Q: What factors most significantly affected performance during the six-month period?

A: Stock selection in the technology, health care and consumer discretionary sectors and a lower-than-index position in telecommunications contributed to the Fund's weak and disappointing results. The Fund's private placement holdings, about 1.25% of the Fund's assets, also detracted from our relative performance. Another negative factor was the Fund's cash position in calendar year 2003's rising stock market.

     During the fiscal period, equity markets continued to show characteristics of an early-recovery rally, with lower-quality companies -- often those that have less proven business models or heavy debt burdens -- outperforming higher-quality companies. Our core approach for the Fund focuses on high-quality companies with durable, sustainable business opportunities. We believe these higher-quality holdings offer more consistent growth and profitability that should lead to attractive results over the long term. However, this strategy was not rewarded during the recent fiscal period. Our selections underperformed the broader market. For example, we avoided the telecommunications sector, one of the better performing index sectors, because telecommunications companies had significant debt and unattractive cash flow characteristics.

     The Fund benefited modestly from lower-than-benchmark weighting in the health care and consumer discretionary sectors. Also, stock selection among financial, industrial, and consumer staples companies added to relative performance. However, this was not enough to offset weakness elsewhere in the portfolio.

     Among the Fund's individual holdings, positive contributors included computer security company Netscreen Technologies, clothing retailer Chico's FAS, orthopedic implant manufacturer Zimmer Holdings and BiogenIdec, a merger of two health care companies previously in the portfolio.

     Individual detractors included some stocks that had previously been strong performers, including health care companies Gilead Sciences, MedImmune and Amylin Pharmaceuticals; technology stocks Integrated Circuits and KLA-Tencor and retailer Dollar Tree Stores.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We reduced exposure in the consumer discretionary sector and increased exposure to health care and materials stocks. We also increased exposure to technology, although the Fund's allocation ended the period below its six-month peak.

     Within the technology and health care sector, we gradually shifted from service companies toward more product-oriented companies. We believe greater emphasis on product-driven companies is appropriate for this stage of the market cycle.

     At the end of the period, the Fund had lower-than-benchmark positions in the health care, consumer discretionary and materials sectors and still had no exposure to telecommunications services. The Fund had higher-than-index positions in technology and energy. Although the financial sector weighting was about equal to the benchmark, the Fund was underweight in areas such as mortgage financing that could be negatively affected by rising interest rates.

(bar chart)
                              PERFORMANCE COMPARISON
                   For the six-month period ended Feb. 29, 2004

20%                              (bar 2)
                                 +15.52%          (bar 3)
15%                                               +11.48%

10%
               (bar 1)
 5%            +5.41%

 0%

(bar 1) AXP VP - Strategy Aggressive Fund

(bar 2) Russell MidCap(R) Growth Index(1)(unmanaged)

(bar 3) Lipper Mid-Cap Growth Funds Index(2)

(1) Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
45   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

     We sold Amazon because its market capitalization outgrew the Fund's investment strategy. The stock had performed very well for the Fund for some time. We also sold United Healthcare Group, a large-cap stock that came into the Fund when the company acquired another portfolio holding. We eliminated several poor performers including technology stocks Integrated Circuits, SanDisk and Intuit. Additions to the portfolio included technology company Juniper Networks and health care company St. Jude Medical.

Q:   How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the economy is still in the early stages of recovery. However, stock prices could be more volatile if the recovery is slower than currently anticipated. Uncertainties surrounding the 2004 U.S. general election and the possibility of higher interest rates could also raise volatility levels.

     Our focus for the portfolio continues to shift toward more aggressive companies displaying solid fundamentals, good growth and the potential for a cyclical boost to earnings. Within sectors, we've been moving away from larger, more diversified companies and investing in smaller companies focused on fast-growing niches. We continue to maintain an opportunistic portion of the portfolio, intended to provide exposure to more unique growth stories that may be realized over a three- to nine-month time frame.

     Interestingly, lower-quality companies are currently trading at higher valuations than better-quality companies, which means buyers are willing to pay more for companies considered less likely to succeed. Since this unusual scenario is unlikely to last long, we believe the market will again favor higher-quality companies, creating a more favorable investment environment for the Fund.

The 10 Largest Holdings

AXP VP - Strategy Aggressive Fund

                                         Percent               Value
                                     (of net assets)   (as of Feb. 29, 2004)
Chico's FAS                                2.2%           $21,161,250
SunGard Data Systems                       2.2             20,785,050
Univision Communications Cl A              2.2             20,701,030
Apollo Group Cl A                          1.9             18,428,300
Smurfit-Stone Container                    1.9             18,170,240
Caremark Rx                                1.9             17,743,000
Network Appliance                          1.8             17,501,280
Gentex                                     1.8             17,486,040
Manpower                                   1.8             17,184,000
NetScreen Technologies                     1.8             17,157,800

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(pie chart)

The 10 holdings listed here make up 19.5% of net assets

--------------------------------------------------------------------------------
46   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Financial Statements

Statements of assets and liabilities

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                               Blue Chip       Capital             Cash
                                                                               Advantage      Resource          Management
Feb. 29, 2004 (Unaudited)                                                        Fund           Fund               Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $71,433,801, $1,891,403,645 and $729,905,843)           $ 74,107,721    $2,128,818,908    $729,905,843
Cash in bank on demand deposit                                                   466,524           102,916          85,987
Receivable for investment securities sold                                         43,755         1,246,579              --
Dividends and accrued interest receivable                                        120,836         3,482,076         989,303
                                                                            ------------    --------------    ------------
Total assets                                                                  74,738,836     2,133,650,479     730,981,133
                                                                            ------------    --------------    ------------
Liabilities
Dividends payable to shareholders (Note 1)                                       169,518         4,664,418         295,483
Payable for investment securities purchased                                      978,569        23,428,549              --
Accrued investment management services fee                                        31,586         1,009,808         288,399
Accrued distribution fee                                                           7,050           203,205          70,686
Accrued administrative services fee                                                2,256            76,501          16,965
Other accrued expenses                                                            22,933            76,352          52,201
                                                                            ------------    --------------    ------------
Total liabilities                                                              1,211,912        29,458,833         723,734
                                                                            ------------    --------------    ------------
Net assets applicable to outstanding capital stock                          $ 73,526,924    $2,104,191,646    $730,257,399
                                                                            ============    ==============    ============

Represented by
Capital stock -- $.01 par value (Note 1)                                    $     91,501    $    1,038,281    $  7,305,196
Additional paid-in capital                                                    99,360,322     2,340,475,453     722,955,275
Undistributed net investment income                                                  596                --              --
Accumulated net realized gain (loss) (Note 9)                                (28,599,415)     (474,737,351)         (3,072)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies              2,673,920       237,415,263              --
                                                                            ------------    --------------    ------------
Total -- representing net assets applicable to outstanding capital
   stock                                                                    $ 73,526,924    $2,104,191,646    $730,257,399
                                                                            ============    ==============    ============
Shares outstanding                                                             9,150,064       103,828,135     730,519,584
                                                                            ------------    --------------    ------------
Net asset value per share of outstanding capital stock                      $       8.04    $        20.27    $       1.00
                                                                            ------------    --------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
47   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                                 Core        Diversified        Diversified
                                                                                 Bond           Bond           Equity Income
Feb. 29, 2004 (Unaudited)                                                        Fund           Fund               Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $31,429,929, $1,783,683,271 and $551,155,331)           $ 31,504,589    $1,810,710,061    $652,238,162
Cash in bank on demand deposit                                                   163,033            97,562          55,773
Receivable for investment securities sold                                      2,953,142        98,973,738              --
Dividends and accrued interest receivable                                        153,200        13,110,267       1,098,250
                                                                            ------------    --------------    ------------
Total assets                                                                  34,773,964     1,922,891,628     653,392,185
                                                                            ------------    --------------    ------------
Liabilities
Dividends payable to shareholders (Note 1)                                        36,003         4,515,479       2,096,186
Payable for investment securities purchased                                    3,103,215        75,635,166       7,613,813
Payable for securities purchased on a forward-commitment basis
   (Note 1)                                                                    6,333,805       107,839,156              --
Accrued investment management services fee                                        12,072           782,137         261,392
Accrued distribution fee                                                           2,395           161,904          58,636
Accrued administrative services fee                                                  958            62,110          18,331
Payable upon return of securities loaned (Note 6)                                     --        41,933,750       2,960,000
Other accrued expenses                                                             1,269           174,779          71,390
                                                                            ------------    --------------    ------------
Total liabilities                                                              9,489,717       231,104,481      13,079,748
                                                                            ------------    --------------    ------------
Net assets applicable to outstanding capital stock                          $ 25,284,247    $1,691,787,147    $640,312,437
                                                                            ============    ==============    ============
Represented by
Capital stock -- $.01 par value (Note 1)                                    $     25,177    $    1,580,668    $    556,148
Additional paid-in capital                                                    25,151,884     1,813,398,287     555,644,482
Undistributed (excess of distributions over) net investment income                   (56)          217,990         627,994
Accumulated net realized gain (loss) (Note 9)                                     32,582      (149,554,113)    (17,598,990)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                       74,660        26,144,315     101,082,803
                                                                            ------------    --------------    ------------
Total -- representing net assets applicable
   to outstanding capital stock                                             $ 25,284,247    $1,691,787,147    $640,312,437
                                                                            ============    ==============    ============
Shares outstanding                                                             2,517,675       158,066,782      55,614,760
                                                                            ------------    --------------    ------------
Net asset value per share of outstanding capital stock                      $      10.04    $        10.70    $      11.51
                                                                            ------------    --------------    ------------
* Including securities on loan, at value (Note 6)                           $         --    $   41,135,260    $  2,919,300
                                                                            ------------    --------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
48   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                               Emerging        Equity             Global
                                                                                Markets        Select              Bond
Feb. 29, 2004 (Unaudited)                                                        Fund           Fund               Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $25,151,459, $190,508,613 and $369,031,911)              $30,208,268      $225,108,944    $393,920,849
Cash in bank on demand deposit                                                   221,913           439,215         211,964
Foreign currency holdings (identified cost $632,971 and $7,623 for
   AXP VP - Emerging Markets Fund and AXP VP - Global Bond Fund,
   respectively) (Note 1)                                                        630,867                --           7,380
Receivable for investment securities sold                                        192,255                --       3,034,347
Dividends and accrued interest receivable                                         85,962           106,415       5,717,392
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                           --                --         360,371
                                                                             -----------      ------------    ------------
Total assets                                                                  31,339,265       225,654,574     403,252,303
                                                                             -----------      ------------    ------------
Liabilities
Dividends payable to shareholders (Note 1)                                            --                --         921,406
Payable for investment securities purchased                                      420,322           812,141       7,912,274
Payable for securities purchased on a forward-commitment basis
   (Note 1)                                                                           --                --       2,047,677
Unrealized depreciation on foreign currency contracts held, at value
   (Note 5)                                                                           --                --          34,001
Accrued investment management services fee                                        26,050           110,180         238,062
Accrued distribution fee                                                           2,783            21,188          35,635
Accrued administrative services fee                                                2,226            10,170          16,636
Payable upon return of securities loaned (Note 6)                                     --                --      16,320,000
Other accrued expenses                                                            33,524            42,566          41,772
                                                                             -----------      ------------    ------------
Total liabilities                                                                484,905           996,245      27,567,463
                                                                             -----------      ------------    ------------
Net assets applicable to outstanding capital stock                           $30,854,360      $224,658,329    $375,684,840
                                                                             ===========      ============    ============
Represented by
Capital stock -- $.01 par value (Note 1)                                     $    28,946      $    203,618    $    339,414
Additional paid-in capital                                                    25,238,977       192,529,938     352,576,699
Excess of distributions over net investment income                              (198,703)         (504,036)     (6,976,091)
Accumulated net realized gain (loss) (Note 9)                                    730,596        (2,171,522)      4,397,989
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Notes 5 and 7)                                                             5,054,544        34,600,331      25,346,829
                                                                             -----------      ------------    ------------
Total -- representing net assets applicable
   to outstanding capital stock                                              $30,854,360      $224,658,329    $375,684,840
                                                                             ===========      ============    ============
Shares outstanding                                                             2,894,603        20,361,813      33,941,395
                                                                             -----------      ------------    ------------
Net asset value per share of outstanding capital stock                       $     10.66      $      11.03    $      11.07
                                                                             -----------      ------------    ------------
* Including securities on loan, at value (Note 6)                            $        --      $         --    $ 16,007,360
                                                                             -----------      ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
49   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                                Growth       High Yield        International
Feb. 29, 2004 (Unaudited)                                                        Fund         Bond Fund            Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $251,458,347, $1,035,216,374 and $727,140,621)         $ 276,863,653    $1,059,103,293  $  850,312,487
Cash in bank on demand deposit                                                    69,780           121,748         159,110
Foreign currency holdings for AXP VP - International Fund
   (identified cost $510,090) (Note 1)                                                --                --         508,910
Receivable for investment securities sold                                        220,400        19,277,503       1,236,726
Dividends and accrued interest receivable                                      3,784,157        16,790,953       8,242,749
                                                                           -------------    --------------  --------------
Total assets                                                                 280,937,990     1,095,293,497     860,459,982
                                                                           -------------    --------------  --------------
Liabilities
Dividends payable to shareholders (Note 1)                                       212,637         5,245,752              --
Payable for investment securities purchased                                    6,584,535        13,929,534       8,529,142
Payable for securities purchased on a forward-commitment basis
   (Note 1)                                                                           --        24,756,304              --
Unrealized depreciation on foreign currency contracts held, at value
   (Note 5)                                                                        1,468                --              --
Accrued investment management services fee                                       131,232           494,469         556,122
Accrued distribution fee                                                          26,038            99,792          82,653
Accrued administrative services fee                                               10,415            39,750          35,133
Other accrued expenses                                                            58,060            65,159         118,180
                                                                           -------------    --------------  --------------
Total liabilities                                                              7,024,385        44,630,760       9,321,230
                                                                           -------------    --------------  --------------
Net assets applicable to outstanding capital stock                         $ 273,913,605    $1,050,662,737  $  851,138,752
                                                                           =============    ==============  ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                   $     459,858    $    1,599,330  $      976,997
Additional paid-in capital                                                   403,023,795     1,291,601,351   1,465,791,349
Undistributed (excess of distributions over) net investment income                14,380         4,137,984      (2,228,131)
Accumulated net realized gain (loss) (Note 9)                               (154,989,952)     (270,562,847)   (736,698,313)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 5)                                                                   25,405,524        23,886,919     123,297,850
                                                                           -------------    --------------  --------------
Total -- representing net assets applicable
   to outstanding capital stock                                            $ 273,913,605    $1,050,662,737  $  851,139,752
                                                                           =============    ==============  ==============
Shares outstanding                                                            45,985,791       159,933,018      97,699,674
                                                                           -------------    --------------  --------------
Net asset value per share of outstanding capital stock                     $        5.96    $         6.57  $         8.71
                                                                           -------------    --------------  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
50   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                               Large Cap       Managed              New
                                                                                 Value          Fund            Dimensions
Feb. 29, 2004 (Unaudited)                                                        Fund                              Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,911,548, $2,322,366,161 and $3,047,876,316)            $2,959,948    $2,585,530,854  $3,391,772,460
Cash in bank on demand deposit                                                   310,755             9,397          31,610
Foreign currency holdings for AXP VP - New Dimensions Fund
   (identified cost $1,578) (Note 1)                                                  --                --           1,634
Receivable for investment securities sold                                         24,978        44,701,062      27,987,235
Dividends and accrued interest receivable                                          4,768         9,959,432       4,588,350
U.S. government securities held as collateral (Note 6)                                --                --       4,806,214
                                                                              ----------    --------------  --------------
Total assets                                                                   3,300,449     2,640,200,745   3,429,187,503
                                                                              ----------    --------------  --------------
Liabilities
Dividends payable to shareholders (Note 1)                                         4,151        13,491,398       5,318,677
Payable for investment securities purchased                                      170,395        57,498,120      27,216,838
Payable for securities purchased on a forward-commitment basis
   (Note 1)                                                                           --        43,320,840              --
Accrued investment management services fee                                         1,471         1,169,061       1,568,887
Accrued distribution fee                                                             292           241,217         320,520
Accrued administrative services fee                                                  117            61,631         112,696
Payable upon return of securities loaned (Note 6)                                     --        18,624,100      59,616,214
Other accrued expenses                                                             1,990           158,522         177,267
                                                                              ----------    --------------  --------------
Total liabilities                                                                178,416       134,564,889      94,331,099
                                                                              ----------    --------------  --------------
Net assets applicable to outstanding capital stock                            $3,122,033    $2,505,635,856  $3,334,856,404
                                                                              ==========    ==============  ==============
Represented by
Capital stock -- $.01 par value ($.001 for AXP VP - Managed Fund)
   (Note 1)                                                                   $    3,067    $      174,166  $    2,155,881
Additional paid-in capital                                                     3,065,115     2,363,960,511   3,404,694,152
Undistributed (excess of distributions over) net investment income                    --           107,805         (15,361)
Accumulated net realized gain (loss) (Note 9)                                      5,451      (121,316,595)   (415,876,140)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                       48,400       262,709,969     343,897,872
                                                                              ----------    --------------  --------------
Total -- representing net assets applicable
   to outstanding capital stock                                               $3,122,033    $2,505,635,856  $3,334,856,404
                                                                              ==========    ==============  ==============
Shares outstanding                                                               306,714       174,166,425     215,588,114
                                                                              ----------    --------------  --------------
Net asset value per share of outstanding capital stock                        $    10.18    $        14.39  $        15.47
                                                                              ----------    --------------  --------------
* Including securities on loan, at value (Note 6)                             $       --    $   18,081,270  $   56,396,500
                                                                              ----------    --------------  --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
51   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                               Partners       Partners            S&P 500
                                                                             Select Value     Small Cap            Index
Feb. 29, 2004 (Unaudited)                                                        Fund        Value Fund            Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $2,872,864, $159,159,528 and $236,540,323)                $2,952,302      $193,601,170    $249,427,580
Cash in bank on demand deposit                                                   365,422           134,916         246,798
Receivable for investment securities sold                                             --         1,318,686           3,850
Dividends and accrued interest receivable                                          5,115            96,166         386,885
                                                                              ----------      ------------    ------------
Total assets                                                                   3,322,839       195,150,938     250,065,113
                                                                              ----------      ------------    ------------
Liabilities
Dividends payable to shareholders (Note 1)                                         1,040                --         701,225
Payable for investment securities purchased                                           --           556,130         341,609
Accrued investment management services fee                                         1,914           147,722          53,985
Accrued distribution fee                                                             295            18,103          23,269
Accrued administrative services fee                                                  142            11,586          14,892
Other accrued expenses                                                               700            55,669          15,258
                                                                              ----------      ------------    ------------
Total liabilities                                                                  4,091           789,210       1,150,238
                                                                              ----------      ------------    ------------
Net assets applicable to outstanding capital stock                            $3,318,748      $194,361,728    $248,914,875
                                                                              ==========      ============    ============
Represented by
Capital stock -- $.01 par value (Note 1)                                      $    3,234      $    145,997    $    318,599
Additional paid-in capital                                                     3,236,082       154,775,518     237,796,639
Undistributed (excess of distributions over) net investment income                    (6)         (244,385)          4,100
Accumulated net realized gain (loss) (Note 9)                                         --         5,242,859      (2,096,469)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                       79,438        34,441,739      12,892,006
                                                                              ----------      ------------    ------------
Total -- representing net assets applicable
   to outstanding capital stock                                               $3,318,748      $194,361,728    $248,914,875
                                                                              ==========      ============    ============
Shares outstanding                                                               323,353        14,599,737      31,859,939
                                                                              ----------      ------------    ------------
Net asset value per share of outstanding capital stock                        $    10.26      $      13.31    $       7.81
                                                                              ----------      ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
52   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds

                                                                               AXP VP -       AXP VP -           AXP VP -
                                                                            Short Duration    Small Cap            Stock
                                                                            U.S. Government   Advantage            Fund
Feb. 29, 2004 (Unaudited)                                                        Fund           Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $464,786,316, $134,391,365 and $14,470,797)             $468,905,399      $165,843,213     $14,949,617
Cash in bank on demand deposit                                                    44,914           702,347         497,230
Receivable for investment securities sold                                         36,978         1,620,472           8,930
Dividends and accrued interest receivable                                      2,518,662            55,292          24,682
                                                                            ------------      ------------     -----------
Total assets                                                                 471,505,953       168,221,324      15,480,459
                                                                            ------------      ------------     -----------
Liabilities
Dividends payable to shareholders (Note 1)                                       841,108                --          29,624
Payable for investment securities purchased                                      102,988         2,630,647         169,009
Payable for securities purchased on a forward-commitment basis
   (Note 1)                                                                    1,884,688                --              --
Accrued investment management services fee                                       218,314            97,257           6,473
Accrued distribution fee                                                          44,737            15,389           1,445
Accrued administrative services fee                                               17,895             7,387             462
Payable upon return of securities loaned (Note 6)                                     --           450,000              --
Other accrued expenses                                                            36,856            22,635          16,966
Options contracts written, at value (premiums received,
   $112,769 for AXP VP--Short Duration U.S. Government Fund) (Note 8)            137,500                --              --
                                                                            ------------      ------------     -----------
Total liabilities                                                              3,284,086         3,223,315         223,979
                                                                            ------------      ------------     -----------
Net assets applicable to outstanding capital stock                          $468,221,867      $164,998,009     $15,256,480
                                                                            ============      ============     ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                    $    447,244           121,618          16,354
Additional paid-in capital                                                   465,917,770       132,988,137      13,953,180
Excess of distributions over net investment income                               (17,799)         (237,718)           (695)
Accumulated net realized gain (loss) (Note 9)                                 (2,357,082)          674,124         808,821
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies
   (Note 7)                                                                    4,231,734        31,451,848         478,820
                                                                            ------------      ------------     -----------
Total -- representing net assets applicable
   to outstanding capital stock                                             $468,221,867      $164,998,009     $15,256,480
                                                                            ============      ============     ===========
Shares outstanding                                                            44,724,444        12,161,846       1,635,447
                                                                            ------------      ------------     -----------
Net asset value per share of outstanding capital stock                      $      10.47      $      13.57     $      9.33
                                                                            ------------      ------------     -----------
* Including securities on loan, at value (Note 6)                           $         --      $    427,500     $        --
                                                                            ------------      ------------     -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
53   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of assets and liabilities (continued)

American Express Variable Portfolio Funds
                                                                                                                 AXP VP -
                                                                                                                 Strategy
                                                                                                                Aggressive
Feb. 29, 2004 (Unaudited) Fund Assets
Investments in securities, at value (Note 1)
   Investments in securities of unaffiliated issuers* (identified cost $847,702,528)                       $   949,510,361
   Investments in securities of affiliated issuers (identified cost $3,300,002)                                        144
                                                                                                           ---------------
Total investments in securities (identified cost $851,002,530)                                                 949,510,505
Cash in bank on demand deposit                                                                                      10,112
Receivable for investment securities sold                                                                       24,015,138
Dividends and accrued interest receivable                                                                          220,004
                                                                                                           ---------------
Total assets                                                                                                   973,755,759
                                                                                                           ---------------
Liabilities
Payable for investment securities purchased                                                                      9,836,882
Accrued investment management services fee                                                                         459,865
Accrued distribution fee                                                                                            91,457
Accrued administrative services fee                                                                                 38,662
Payable upon return of securities loaned (Note 6)                                                               12,085,000
Other accrued expenses                                                                                              62,883
                                                                                                           ---------------
Total liabilities                                                                                               22,574,749
                                                                                                           ---------------
Net assets applicable to outstanding capital stock                                                         $   951,181,010
                                                                                                           ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $     1,291,057
Additional paid-in capital                                                                                   2,194,341,306
Net operating loss                                                                                              (1,642,156)
Accumulated net realized gain (loss) (Note 9)                                                               (1,341,317,172)
Unrealized appreciation (depreciation) on investments                                                           98,507,975
                                                                                                           ---------------
Total -- representing net assets applicable to outstanding capital stock                                   $   951,181,010
                                                                                                           ===============
Shares outstanding                                                                                             129,105,698
                                                                                                           ---------------
Net asset value per share of outstanding capital stock                                                     $          7.37
                                                                                                           ---------------
* Including securities on loan, at value (Note 6)                                                          $    11,762,350
                                                                                                           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
54   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                      Blue Chip      Capital         Cash
                                                                                      Advantage     Resource      Management
Six months ended Feb. 29, 2004 (Unaudited)                                              Fund          Fund           Fund
Investment income
Income:
Dividends                                                                           $  610,703   $ 16,996,403    $       --
Interest                                                                                               15,602       206,724
4,496,433
   Less foreign taxes withheld                                                          (2,186)       (82,352)           --
                                                                                    ----------   ------------    ----------
Total income                                                                           624,119     17,120,775     4,496,433
                                                                                    ----------   ------------    ----------
Expenses (Note 2):
Investment management services fee                                                     213,420      7,239,343     2,046,311
Distribution fee                                                                        43,674      1,281,994       501,547
Administrative services fees and expenses                                               13,855        498,419       126,266
Custodian fees                                                                           6,364         58,800        17,910
Compensation of board members                                                            4,625          9,125         6,425
Printing and postage                                                                    12,003         80,450        28,460
Audit fees                                                                               8,500         12,000         9,250
Other                                                                                    3,259          6,521         1,019
                                                                                    ----------   ------------    ----------
Total expenses                                                                         305,700      9,186,652     2,737,188
   Earnings credits on cash balances (Note 2)                                              (45)          (725)          (54)
                                                                                    ----------   ------------    ----------
Total net expenses                                                                     305,655      9,185,927     2,737,134
                                                                                    ----------   ------------    ----------
Investment income (loss) -- net                                                        318,464      7,934,848     1,759,299
                                                                                    ----------   ------------    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                    5,866,052    107,742,205            19
   Futures contracts                                                                   336,393             --            --
                                                                                    ----------   ------------    ----------
Net realized gain (loss) on investments                                              6,202,445    107,742,205            19
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    2,041,867    130,843,403            --
                                                                                    ----------   ------------    ----------
Net gain (loss) on investments and foreign currencies                                8,244,312    238,585,608            19
                                                                                    ----------   ------------    ----------
Net increase (decrease) in net assets resulting from operations                     $8,562,776   $246,520,456    $1,759,318
                                                                                    ==========   ============    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
55   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                        Core       Diversified    Diversified
                                                                                        Bond          Bond       Equity Income
Six months ended Feb. 29, 2004 (Unaudited)                                             Fund(a)        Fund           Fund
Investment income
Income:
Dividends                                                                             $     --   $         --   $ 5,779,467
Interest                                                                                               45,864    37,118,602
100,500
Fee income from securities lending (Note 6)                                                 --         72,952         8,470
   Less foreign taxes withheld                                                              --             --       (48,856)
                                                                                      --------   ------------   -----------
Total income                                                                            45,864     37,191,554     5,839,581
                                                                                      --------   ------------   -----------
Expenses (Note 2):
Investment management services fee                                                       9,926      5,183,478     1,539,624
Distribution fee                                                                         1,969      1,073,266       301,185
Administrative services fees and expenses                                                  788        423,795        97,186
Custodian fees                                                                           2,300         90,788         5,133
Compensation of board members                                                               --          8,675       120,295
Printing and postage                                                                       575        133,966        33,981
Audit fees                                                                               8,500         12,500         9,000
Other                                                                                       --          3,968         2,193
                                                                                      --------   ------------   -----------
Total expenses                                                                          24,058      6,930,436     2,108,597
   Expenses waived/reimbursed by AEFC (Note 2)                                          (9,090)            --            --
                                                                                      --------   ------------   -----------
                                                                                        14,968      6,930,436     2,108,597
   Earnings credits on cash balances (Note 2)                                               (6)          (553)         (230)
                                                                                      --------   ------------   -----------
Total net expenses                                                                      14,962      6,929,883     2,108,367
                                                                                      --------   ------------   -----------
Investment income (loss) -- net                                                         30,902     30,261,671     3,731,214
                                                                                      --------   ------------   -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                       26,469         67,330     9,178,474
   Foreign currency transactions                                                            --             --         5,904
   Futures contracts                                                                        --    (10,418,846)           --
   Options contracts written (Note 8)                                                       --        558,645            --
                                                                                      --------   ------------   -----------
Net realized gain (loss) on investments                                                 26,469     (9,792,871)    9,184,378
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                      142,473     58,603,599    76,015,051
                                                                                      --------   ------------   -----------
Net gain (loss) on investments and foreign currencies                                  168,942     48,810,728    85,199,429
                                                                                      --------   ------------   -----------
Net increase (decrease) in net assets resulting from operations                       $199,844   $ 79,072,399   $88,930,643
                                                                                      ========   ============   ===========

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
56   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                      Emerging       Equity         Global
                                                                                       Markets       Select          Bond
Six months ended Feb. 29, 2004 (Unaudited)                                              Fund          Fund           Fund
Investment income
Income:
Dividends                                                                           $  232,630    $   304,942   $        --
Interest                                                                                 6,268         24,568     6,600,417
Fee income from securities lending (Note 6)                                                 --             --        11,058
   Less foreign taxes withheld                                                         (32,663)            --            --
                                                                                    ----------    -----------   -----------
Total income                                                                           206,235        329,510     6,611,475
                                                                                    ----------    -----------   -----------
Expenses (Note 2):
Investment management services fee                                                     119,279        557,816     1,431,215
Distribution fee                                                                        13,629        122,622       214,020
Administrative services fees and expenses                                               10,903         59,079       101,836
Custodian fees                                                                          38,405         65,340        62,975
Compensation of board members                                                               --          4,625         5,000
Printing and postage                                                                     1,133         14,760        21,225
Audit fees                                                                               8,500          8,500        10,000
Other                                                                                    4,283          1,427         3,300
                                                                                    ----------    -----------   -----------
Total expenses                                                                         196,132        834,169     1,849,571
   Expenses waived/reimbursed by AEFC (Note 2)                                          (7,343)            --            --
                                                                                    ----------    -----------   -----------
                                                                                       188,789        834,169     1,849,571
   Earnings credits on cash balances (Note 2)                                             (709)          (623)         (409)
                                                                                    ----------    -----------   -----------
Total net expenses                                                                     188,080        833,546     1,849,162
                                                                                    ----------    -----------   -----------
Investment income (loss) -- net                                                         18,155       (504,036)    4,762,313
                                                                                    ----------    -----------   -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                    2,481,930       (408,212)   11,556,388
   Foreign currency transactions                                                         5,100             --      (634,549)
   Futures contracts                                                                        --             --      (497,729)
   Options contracts written (Note 8)                                                       --             --        93,580
                                                                                    ----------    -----------   -----------
Net realized gain (loss) on investments                                              2,487,030       (408,212)   10,517,690
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    2,880,803     18,548,352    17,855,989
                                                                                    ----------    -----------   -----------
Net gain (loss) on investments and foreign currencies                                5,367,833     18,140,140    28,373,679
                                                                                    ----------    -----------   -----------
Net increase (decrease) in net assets resulting from operations                     $5,385,988    $17,636,104   $33,135,992
                                                                                    ==========    ===========   ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
57   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                       Growth      High Yield    International
Six months ended Feb. 29, 2004 (Unaudited)                                              Fund        Bond Fund        Fund
Investment income
Income:
Dividends                                                                          $ 1,360,345    $   490,750  $  3,120,922
Interest                                                                               110,592     38,711,234        97,287
Fee income from securities lending (Note 6)                                              2,765             --         7,135
   Less foreign taxes withheld                                                          (9,748)            --      (412,536)
                                                                                   -----------    -----------  ------------
Total income                                                                         1,463,954     39,201,984     2,812,808
                                                                                   -----------    -----------  ------------
Expenses (Note 2):
Investment management services fee                                                     701,077      2,949,545     2,973,040
Distribution fee                                                                       155,148        594,828       496,193
Administrative services fees and expenses                                               62,672        242,720       220,397
Custodian fees                                                                         108,049         39,236       132,468
Compensation of board members                                                            4,625          6,258         6,125
Printing and postage                                                                    14,765         58,438        60,900
Audit fees                                                                               9,000         12,000        11,500
Other                                                                                      965          3,513         2,111
                                                                                   -----------    -----------  ------------
Total expenses                                                                       1,056,301      3,906,538     3,902,734
   Earnings credits on cash balances (Note 2)                                               --           (638)         (305)
                                                                                   -----------    -----------  ------------
Total net expenses                                                                   1,056,301      3,905,900     3,902,429
                                                                                   -----------    -----------  ------------
Investment income (loss) -- net                                                        407,653     35,296,084    (1,089,621)
                                                                                   -----------    -----------  ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                   13,925,344     31,407,186    67,984,301
   Foreign currency transactions                                                       (14,745)            --      (297,895)
                                                                                   -----------    -----------  ------------
Net realized gain (loss) on investments                                             13,910,599     31,407,186    67,686,406
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    8,399,105     15,759,494    86,284,730
                                                                                   -----------    -----------  ------------
Net gain (loss) on investments and foreign currencies                               22,309,704     47,166,680   153,971,136
                                                                                   -----------    -----------  ------------
Net increase (decrease) in net assets resulting from operations                    $22,717,357    $82,462,764  $152,881,515
                                                                                   ===========    ===========  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                      Large Cap      Managed          New
                                                                                        Value         Fund        Dimensions
Six months ended Feb. 29, 2004 (Unaudited)                                             Fund(a)                       Fund
Investment income
Income:
Dividends                                                                             $  4,260   $ 17,002,926  $ 22,589,574
Interest                                                                                    --     18,804,736       558,418
Fee income from securities lending (Note 6)                                                 --         22,139        69,693
   Less foreign taxes withheld                                                             (57)       (42,464)      (70,942)
                                                                                      --------   ------------  ------------
Total income                                                                             4,203     35,787,337    23,146,743
                                                                                      --------   ------------  ------------
Expenses (Note 2):
Investment management services fee                                                       1,211      7,471,293     8,793,175
Distribution fee                                                                           240      1,540,976     2,021,114
Administrative services fees and expenses                                                   96        412,190       736,541
Custodian fees                                                                           2,300        107,760        95,859
Compensation of board members                                                               --         10,250        11,825
Printing and postage                                                                       131        142,500       184,420
Audit fees                                                                               8,500         12,250        12,250
Other                                                                                       --          6,919         9,063
                                                                                      --------   ------------  ------------
Total expenses                                                                          12,478      9,704,138    11,864,247
   Expenses waived/reimbursed by AEFC (Note 2)                                         (10,459)            --            --
                                                                                      --------   ------------  ------------
                                                                                         2,019      9,704,138    11,864,247
   Earnings credits on cash balances (Note 2)                                               (6)          (483)           --
                                                                                      --------   ------------  ------------
Total net expenses                                                                       2,013      9,703,655    11,864,247
                                                                                      --------   ------------  ------------
Investment income (loss) -- net                                                          2,190     26,083,682    11,282,496
                                                                                      --------   ------------  ------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                         (529)    57,482,639   100,096,538
   Foreign currency transactions                                                            --             --        15,362
   Futures contracts                                                                        --     (2,288,608)           --
   Options contracts written (Note 8)                                                       --        252,383            --
                                                                                      --------   ------------  ------------
Net realized gain (loss) on investments                                                   (529)    55,446,414   100,111,900
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                       59,694    194,389,472   155,832,960
                                                                                      --------   ------------  ------------
Net gain (loss) on investments and foreign currencies                                   59,165    249,835,886   255,944,860
                                                                                      --------   ------------  ------------
Net increase (decrease) in net assets resulting from operations                       $ 61,355   $275,919,568  $267,227,356
                                                                                      ========   ============  ============

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
59   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                      Partners      Partners        S&P 500
                                                                                    Select Value    Small Cap        Index
Six months ended Feb. 29, 2004 (Unaudited)                                             Fund(a)     Value Fund        Fund
Investment income
Income:
Dividends                                                                             $  3,601    $   890,489   $ 1,789,722
Interest                                                                                    42         91,692        38,593
   Less foreign taxes withheld                                                              --        (18,291)           --
                                                                                      --------    -----------   -----------
Total income                                                                             3,643        963,890     1,828,315
                                                                                      --------    -----------   -----------
Expenses (Note 2):
Investment management services fee                                                       1,581        770,571       299,759
Distribution fee                                                                           244        101,622       129,206
Administrative services fees and expenses                                                  117         65,002        82,962
Custodian fees                                                                           2,300         82,669        36,731
Compensation of board members                                                               --          4,625         4,625
Printing and postage                                                                       125         10,213        15,761
Licensing fees                                                                              --             --         7,280
Audit fees                                                                               8,500          8,750         8,500
Other                                                                                       --          1,505         2,784
                                                                                      --------    -----------   -----------
Total expenses                                                                          12,867      1,044,957       587,608
   Expenses waived/reimbursed by AEFC (Note 2)                                         (10,855)            --       (75,808)
                                                                                      --------    -----------   -----------
                                                                                         2,012      1,044,957       511,800
   Earnings credits on cash balances (Note 2)                                               --             --          (432)
                                                                                      --------    -----------   -----------
Total net expenses                                                                       2,012      1,044,957       511,368
                                                                                      --------    -----------   -----------
Investment income (loss) -- net                                                          1,631        (81,067)    1,316,947
                                                                                      --------    -----------   -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                           --      6,506,943        81,392
   Foreign currency transactions                                                            --         (6,342)           --
   Futures contracts                                                                        --             --       733,108
                                                                                      --------    -----------   -----------
Net realized gain (loss) on investments                                                     --      6,500,601       814,500
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                       84,968     21,120,324    25,568,790
                                                                                      --------    -----------   -----------
Net gain (loss) on investments and foreign currencies                                   84,968     27,620,925    26,383,290
                                                                                      --------    -----------   -----------
Net increase (decrease) in net assets resulting from operations                       $ 86,599    $27,539,858   $27,700,237
                                                                                      ========    ===========   ===========

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of operations (continued)

American Express Variable Portfolio Funds

                                                                                      AXP VP -      AXP VP -       AXP VP -
                                                                                   Short Duration   Small Cap        Stock
                                                                                   U.S. Government  Advantage        Fund
Six months ended Feb. 29, 2004 (Unaudited)                                              Fund          Fund
Investment income
Income:
Dividends                                                                          $        --    $   461,753    $  111,421
Interest                                                                             7,415,079         20,244         6,088
Fee income from securities lending (Note 6)                                                 --          1,458            --
   Less foreign taxes withheld                                                              --           (591)         (914)
                                                                                   -----------    -----------    ----------
Total income                                                                         7,415,079        482,864       116,595
                                                                                   -----------    -----------    ----------
Expenses (Note 2):
Investment management services fee                                                   1,438,840        569,689        35,513
Distribution fee                                                                       294,844         82,579         8,409
Administrative services fees and expenses                                              120,595         39,379         2,691
Custodian fees                                                                          23,224         22,700        15,202
Compensation of board members                                                            5,375          4,625            --
Printing and postage                                                                    30,705         10,468         1,118
Audit fees                                                                               9,750          8,500         8,500
Other                                                                                    1,645            825         1,300
                                                                                   -----------    -----------    ----------
Total expenses                                                                       1,924,978        738,765        72,733
   Expenses reimbursed by AEFC (Note 2)                                                     --             --       (10,013)
                                                                                   -----------    -----------    ----------
                                                                                     1,924,978        738,765        62,720
   Earnings credits on cash balances (Note 2)                                             (292)          (486)         (263)
                                                                                   -----------    -----------    ----------
Total net expenses                                                                   1,924,686        738,279        62,457
                                                                                   -----------    -----------    ----------
Investment income (loss) -- net                                                      5,490,393       (255,415)       54,138
                                                                                   -----------    -----------    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      768,515     11,001,231     1,628,788
   Foreign currency transactions                                                            --             --             4
   Futures contracts                                                                (3,098,288)            --            --
   Options contracts written (Note 8)                                                 (114,432)            --            --
                                                                                   -----------    -----------    ----------
Net realized gain (loss) on investments                                             (2,444,205)    11,001,231     1,628,792
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    5,069,406     13,551,599      (354,296)
                                                                                   -----------    -----------    ----------
Net gain (loss) on investments and foreign currencies                                2,625,201     24,552,830     1,274,496
                                                                                   -----------    -----------    ----------
Net increase (decrease) in net assets resulting from operations                    $ 8,115,594    $24,297,415    $1,328,634
                                                                                   ===========    ===========    ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
61   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statement of operations (continued)

American Express Variable Portfolio Funds

                                                                                                                   AXP VP -
                                                                                                                   Strategy
                                                                                                                  Aggressive
Six months ended Feb. 29, 2004 (Unaudited)                                                                           Fund
Investment income
Income:
Dividends                                                                                                       $ 1,102,331
Interest                                                                                                            143,274
Fee income from securities lending (Note 6)                                                                          11,489
   Less foreign taxes withheld                                                                                         (887)
                                                                                                                -----------
Total income                                                                                                      1,256,207
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                                2,496,915
Distribution fee                                                                                                    597,537
Administrative services fees and expenses                                                                           258,265
Custodian fees                                                                                                       27,677
Compensation of board members                                                                                         6,500
Printing and postage                                                                                                 52,550
Audit fees                                                                                                           11,250
Other                                                                                                                 3,016
                                                                                                                -----------
Total expenses                                                                                                    3,453,710
   Earnings credits on cash balances (Note 2)                                                                           (45)
                                                                                                                -----------
Total net expenses                                                                                                3,453,665
                                                                                                                -----------
Investment income (loss) -- net                                                                                  (2,197,458)
                                                                                                                -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 5,492,786
   Options contracts written (Note 8)                                                                               377,025
                                                                                                                -----------
Net realized gain (loss) on investments                                                                           5,869,811
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                                                46,685,098
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                            52,554,909
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                 $50,357,451
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets

American Express Variable Portfolio Funds

                                                          AXP VP - Blue Chip Advantage Fund   AXP VP - Capital Resource Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                           $   318,464       $   577,812   $    7,934,848    $   12,191,053
Net realized gain (loss) on investments                     6,202,445        (7,004,649)     107,742,205      (188,314,276)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          2,041,867        11,900,526      130,843,403       346,211,686
                                                          -----------       -----------   --------------    --------------
Net increase (decrease) in net assets
   resulting from operations                                8,562,776         5,473,689      246,520,456       170,088,463
                                                          -----------       -----------   --------------    --------------
Distributions to shareholders from:
   Net investment income                                     (315,910)         (575,688)      (7,949,017)      (12,159,512)
   Net realized gain                                               --                --               --                --
                                                          -----------       -----------   --------------    --------------
Total distributions                                          (315,910)         (575,688)      (7,949,017)      (12,159,512)
                                                          -----------       -----------   --------------    --------------
Capital share transactions (Note 4)
Proceeds from sales                                         3,863,833         6,618,598       28,905,117        39,257,748
Reinvestment of distributions at net asset value              277,914           575,675        5,935,597        12,843,852
Payments for redemptions                                   (4,801,108)       (9,355,725)    (150,724,759)     (455,331,887)
                                                          -----------       -----------   --------------    --------------
Increase (decrease) in net assets from capital
   share transactions                                        (659,361)       (2,161,452)    (115,884,045)     (403,230,287)
                                                          -----------       -----------   --------------    --------------
Total increase (decrease) in net assets                     7,587,505         2,736,549      122,687,394      (245,301,336)
Net assets at beginning of period                          65,939,419        63,202,870    1,981,504,252     2,226,805,588
                                                          -----------       -----------   --------------    --------------
Net assets at end of period                               $73,526,924       $65,939,419   $2,104,191,646    $1,981,504,252
                                                          ===========       ===========   ==============    ==============
Undistributed (excess of distributions over)
   net investment income                                  $       596       $    (1,958)  $           --    $       14,169
                                                          -----------       -----------   --------------    --------------


Statements of changes in net assets (continued)

American Express Variable Portfolio Funds


                                                                                                 AXP VP - Core Bond Fund
                                                            AXP VP - Cash Management Fund             For the period
                                                           Feb. 29, 2004    Aug. 31, 2003          from Feb. 4, 2004(a)
                                                         Six months ended    Year ended              to Feb. 29, 2004
                                                            (Unaudited)                                 (Unaudited)
Operations and distributions
Investment income (loss) -- net                         $   1,759,299   $     7,349,548                $    30,902
Net realized gain (loss) on investments                            19                30                     26,469
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                 --                --                    142,473
                                                        -------------   ---------------                -----------
Net increase (decrease) in net assets
   resulting from operations                                1,759,318         7,349,578                    199,844
                                                        -------------   ---------------                -----------
Distributions to shareholders from:
   Net investment income                                   (1,759,299)       (7,349,548)                   (30,958)
                                                        -------------   ---------------                -----------
Capital share transactions (Note 4)
Proceeds from sales                                       228,353,184     1,034,080,685                    165,341
Reinvestment of distributions at net asset value            1,660,384         8,160,797                         --
Payments for redemptions                                 (367,770,737)   (1,297,109,007)                        --
                                                        -------------   ---------------                -----------
Increase (decrease) in net assets from capital
   share transactions                                    (137,757,169)     (254,867,525)                   165,341
                                                        -------------   ---------------                -----------
Total increase (decrease) in net assets                  (137,757,150)     (254,867,495)                   334,227
Net assets at beginning of period (Note 1)                868,014,549     1,122,882,044                 24,950,020(b)
                                                        -------------   ---------------                -----------
Net assets at end of period                             $ 730,257,399   $   868,014,549                $25,284,247
                                                        =============   ===============                ===========

(a)  Date the Fund became available.

(b) Initial capital of $25,000,000 was contributed on Jan. 7, 2004. The Fund had an decrease in net assets resulting from operations of $49,980 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
63   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                           AXP VP - Diversified Bond Fund AXP VP - Diversified Equity Income Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                        $   30,261,671    $   78,061,027     $  3,731,214      $  6,041,298
Net realized gain (loss) on investments                    (9,792,871)       39,706,579        9,184,378       (16,484,968)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies         58,603,599       (36,198,070)      76,015,051        62,393,427
                                                       --------------    --------------     ------------      ------------
Net increase (decrease) in net assets
   resulting from operations                               79,072,399        81,569,536       88,930,643        51,949,757
                                                       --------------    --------------     ------------      ------------
Distributions to shareholders from:
   Net investment income                                  (29,440,545)      (78,124,877)      (3,061,916)       (5,837,997)
                                                       --------------    --------------     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        57,082,093       236,544,839      194,044,066       127,536,983
Reinvestment of distributions at net asset value           29,667,623        81,298,134        2,448,909         5,418,241
Payments for redemptions                                 (209,479,171)     (369,949,868)     (12,168,780)      (76,420,263)
                                                       --------------    --------------     ------------      ------------
Increase (decrease) in net assets from
   capital share transactions                            (122,729,455)      (52,106,895)     184,324,195        56,534,961
                                                       --------------    --------------     ------------      ------------
Total increase (decrease) in net assets                   (73,097,601)      (48,662,236)     270,192,922       102,646,721
Net assets at beginning of period                       1,764,884,748     1,813,546,984      370,119,515       267,472,794
                                                       --------------    --------------     ------------      ------------
Net assets at end of period                            $1,691,787,147    $1,764,884,748     $640,312,437      $370,119,515
                                                       ==============    ==============     ============      ============
Undistributed (excess of distributions over)
   net investment income                               $      217,990    $     (603,136)    $    627,994      $    (41,304)
                                                       --------------    --------------     ------------      ------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                           AXP VP - Emerging Markets Fund       AXP VP - Equity Select Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                           $    18,155       $    80,019     $   (504,036)     $   (793,469)
Net realized gain (loss) on investments                     2,487,030            40,690         (408,212)         (138,674)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          2,880,803         2,605,051       18,548,352        24,185,577
                                                          -----------       -----------     ------------      ------------
Net increase (decrease) in net assets
   resulting from operations                                5,385,988         2,725,760       17,636,104        23,253,434
                                                          -----------       -----------     ------------      ------------
Distributions to shareholders from:
   Net investment income                                     (223,000)          (41,003)              --                --
                                                          -----------       -----------     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        10,126,535        10,689,540       41,261,663        78,499,807
Reinvestment of distributions at net asset value              235,868            28,135               --                --
Payments for redemptions                                     (942,633)       (6,978,719)      (4,588,739)       (3,361,177)
                                                          -----------       -----------     ------------      ------------
Increase (decrease) in net assets from capital
   share transactions                                       9,419,770         3,738,956       36,672,924        75,138,630
                                                          -----------       -----------     ------------      ------------
Total increase (decrease) in net assets                    14,582,758         6,423,713       54,309,028        98,392,064
Net assets at beginning of period                          16,271,602         9,847,889      170,349,301        71,957,237
                                                          -----------       -----------     ------------      ------------
Net assets at end of period                               $30,854,360       $16,271,602     $224,658,329      $170,349,301
                                                          ===========       ===========     ============      ============
Undistributed (excess of distributions over)
   net investment income                                  $  (198,703)      $     6,142     $   (504,036)     $         --
                                                          -----------       -----------     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                              AXP VP - Global Bond Fund            AXP VP - Growth Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                          $  4,762,313      $  8,711,521     $    407,653      $    329,538
Net realized gain (loss) on investments                    10,517,690        11,759,222       13,910,599        (9,110,936)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies         17,855,989         2,830,114        8,399,105        24,976,105
                                                         ------------      ------------     ------------      ------------
Net increase (decrease) in net assets resulting
   from operations                                         33,135,992        23,300,857       22,717,357        16,194,707
                                                         ------------      ------------     ------------      ------------
Distributions to shareholders from:
   Net investment income                                  (12,225,021)      (15,508,799)        (392,909)         (354,762)
                                                         ------------      ------------     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        45,309,128        92,043,308       37,049,411        82,559,548
Reinvestment of distributions at net asset value           11,889,440        16,984,403          180,272           354,762
Payments for redemptions                                  (14,817,171)      (37,269,180)      (8,794,976)      (20,054,062)
                                                         ------------      ------------     ------------      ------------
Increase (decrease) in net assets from
   capital share transactions                              42,381,397        71,758,531       28,434,707        62,860,248
                                                         ------------      ------------     ------------      ------------
Total increase (decrease) in net assets                    63,292,368        79,550,589       50,759,155        78,700,193
Net assets at beginning of period                         312,392,472       232,841,883      223,154,450       144,454,257
                                                         ------------      ------------     ------------      ------------
Net assets at end of period                              $375,684,840      $312,392,472     $273,913,605      $223,154,450
                                                         ============      ============     ============      ============
Undistributed (excess of distributions over)
   net investment income                                 $ (6,976,091)     $    486,617     $     14,380      $       (364)
                                                         ------------      ------------     ------------      ------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                            AXP VP - High Yield Bond Fund       AXP VP - International Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                        $   35,296,084     $  55,763,581    $  (1,089,621)    $   8,751,802
Net realized gain (loss) on investments                    31,407,186       (22,640,290)      67,686,406      (113,397,979)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies         15,759,494        85,244,865       86,284,730       120,445,926
                                                       --------------     -------------    -------------     -------------
Net increase (decrease) in net assets
   resulting from operations                               82,462,764       118,368,156      152,881,515        15,799,749
                                                       --------------     -------------    -------------     -------------
Distributions to shareholders from:
   Net investment income                                  (33,478,256)      (53,023,212)      (1,139,020)       (5,547,305)
                                                       --------------     -------------    -------------     -------------
Capital share transactions (Note 4)
Proceeds from sales                                       189,597,711       425,037,720       58,244,310       404,942,637
Reinvestment of distributions at net asset value           33,540,117        51,864,894        3,765,642         7,254,815
Payments for redemptions                                  (64,162,301)     (276,410,382)    (100,916,393)     (557,645,677)
                                                       --------------     -------------    -------------     -------------
Increase (decrease) in net assets from
   capital share transactions                             158,975,527       200,492,232      (38,906,441)     (145,448,225)
                                                       --------------     -------------    -------------     -------------
Total increase (decrease) in net assets                   207,960,035       265,837,176      112,836,054      (135,195,781)
Net assets at beginning of period                         842,702,702       576,865,526      738,303,698       873,499,479
                                                       --------------     -------------    -------------     -------------
Net assets at end of period                            $1,050,662,737     $ 842,702,702    $ 851,139,752     $ 738,303,698
                                                       ==============     =============    =============     =============
Undistributed (excess of distributions over)
   net investment income                               $    4,137,984     $   2,320,156    $  (2,228,131)    $         510
                                                       --------------     -------------    -------------     -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
65   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                   AXP VP - Large Cap Value Fund
                                                          For the period                  AXP VP - Managed Fund
                                                       from Feb. 4, 2004(a)          Feb. 29, 2004     Aug. 31, 2003
                                                         to Feb. 29, 2004          Six months ended     Year ended
                                                            (Unaudited)               (Unaudited)
Operations and distributions
Investment income (loss) -- net                            $    2,190             $   26,083,682    $   60,986,871
Net realized gain (loss) on investments                          (529)                55,446,414      (138,500,813)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies             59,694                194,389,472       284,044,624
                                                           ----------             --------------    --------------
Net increase (decrease) in net assets
   resulting from operations                                   61,355                275,919,568       206,530,682
                                                           ----------             --------------    --------------
Distributions to shareholders from:
   Net investment income                                       (4,151)               (25,995,504)      (60,600,462)
   Net realized gain                                               --                         --       (29,213,177)
                                                           ----------             --------------    --------------
Total distributions                                            (4,151)               (25,995,504)      (89,813,639)
                                                           ----------             --------------    --------------
Capital share transactions (Note 4)
Proceeds from sales                                            69,223                 17,581,059        49,597,930
Reinvestment of distributions at net asset value                   --                 25,486,591        98,478,730
Payments for redemptions                                           --               (203,811,106)     (557,377,522)
                                                           ----------             --------------    --------------
Increase (decrease) in net assets from
   capital share transactions                                  69,223               (160,743,456)     (409,300,862)
                                                           ----------             --------------    --------------
Total increase (decrease) in net assets                       126,427                 89,180,608      (292,583,819)
Net assets at beginning of period (Note 1)                  2,995,606(b)           2,416,455,248     2,709,039,067
                                                           ----------             --------------    --------------
Net assets at end of period                                $3,122,033             $2,505,635,856    $2,416,455,248
                                                           ==========             ==============    ==============
Undistributed net investment income                        $       --             $      107,805    $       19,627
                                                           ----------             --------------    --------------

(a)  Date the Fund became available.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $4,394 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                                                                 AXP VP - Partners Select
                                                                                                        Value Fund
                                                            AXP VP - New Dimensions Fund              For the period
                                                           Feb. 29, 2004    Aug. 31, 2003          from Feb. 4, 2004(a)
                                                         Six months ended    Year ended              to Feb. 29, 2004
                                                            (Unaudited)                                 (Unaudited)
Operations and distributions
Investment income (loss) -- net                        $   11,282,496    $   18,420,714                 $    1,631
Net realized gain (loss) on investments                   100,111,900      (111,374,175)                        --
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies        155,832,960       364,453,383                     84,968
                                                       --------------    --------------                 ----------
Net increase (decrease) in net assets
   resulting from operations                              267,227,356       271,499,922                     86,599
                                                       --------------    --------------                 ----------
Distributions to shareholders from:
   Net investment income                                  (11,297,857)      (18,140,932)                    (1,040)
                                                       --------------    --------------                 ----------
Capital share transactions (Note 4)
Proceeds from sales                                       100,043,429       200,067,483                    240,356
Reinvestment of distributions at net asset value           10,915,209        18,319,384                         --
Payments for redemptions                                 (146,841,560)     (402,428,794)                        --
                                                       --------------    --------------                 ----------
Increase (decrease) in net assets from
   capital share transactions                             (35,882,922)     (184,041,927)                   240,356
                                                       --------------    --------------                 ----------
Total increase (decrease) in net assets                   220,046,577        69,317,063                    325,915
Net assets at beginning of period (Note 1)              3,114,809,827     3,045,492,764                  2,992,833(b)
                                                       --------------    --------------                 ----------
Net assets at end of period                            $3,334,856,404    $3,114,809,827                 $3,318,748
                                                       ==============    ==============                 ==========

(a)  Date the Fund became available.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $7,167 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds


                                                            AXP VP - Partners Small Cap
                                                                     Value Fund                 AXP VP - S&P 500 Index Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                          $    (81,067)     $   (378,815)    $  1,316,947      $  1,638,208
Net realized gain (loss) on investments                     6,500,601         1,611,438          814,500           319,444
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies         21,120,324        20,844,781       25,568,790        14,980,671
                                                         ------------      ------------     ------------      ------------
Net increase (decrease) in net assets
   resulting from operations                               27,539,858        22,077,404       27,700,237        16,938,323
                                                         ------------      ------------     ------------      ------------
Distributions to shareholders from:
   Net investment income                                      (48,969)          (89,612)      (1,302,116)       (1,634,273)
   Net realized gain                                       (2,450,000)         (317,725)              --                --
                                                         ------------      ------------     ------------      ------------
Total distributions                                        (2,498,969)         (407,337)      (1,302,116)       (1,634,273)
                                                         ------------      ------------     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        39,791,701        52,429,258       56,093,351        67,724,355
Reinvestment of distributions at net asset value            2,498,969           407,337        1,097,555         1,425,617
Payments for redemptions                                   (6,797,629)       (3,387,646)      (5,978,391)      (11,723,973)
                                                         ------------      ------------     ------------      ------------
Increase (decrease) in net assets from
   capital share transactions                              35,493,041        49,448,949       51,212,515        57,425,999
                                                         ------------      ------------     ------------      ------------
Total increase (decrease) in net assets                    60,533,930        71,119,016       77,610,636        72,730,049
Net assets at beginning of period                         133,827,798        62,708,782      171,304,239        98,574,190
                                                         ------------      ------------     ------------      ------------
Net assets at end of period                              $194,361,728      $133,827,798     $248,914,875      $171,304,239
                                                         ============      ============     ============      ============
Undistributed (excess of distributions over)
   net investment income                                 $   (244,385)     $   (114,349)    $      4,100      $         --
                                                         ------------      ------------     ------------      ------------

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds
                                                               AXP VP - Short Duration
                                                                U.S. Government Fund         AXP VP - Small Cap Advantage Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                          $  5,490,393      $ 10,178,223     $   (255,415)     $   (139,536)
Net realized gain (loss) on investments                    (2,444,205)        2,639,737       11,001,231        (3,472,109)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies          5,069,406        (5,589,855)      13,551,599        24,120,853
                                                         ------------      ------------     ------------      ------------
Net increase (decrease) in net assets
   resulting from operations                                8,115,594         7,228,105       24,297,415        20,509,208
                                                         ------------      ------------     ------------      ------------
Distributions to shareholders from:
   Net investment income                                   (5,508,192)      (10,178,223)              --                --
   Net realized gain                                       (2,271,221)       (1,387,607)              --                --
                                                         ------------      ------------     ------------      ------------
Total distributions                                        (7,779,413)      (11,565,830)              --                --
                                                         ------------      ------------     ------------      ------------
Capital share transactions (Note 4)
Proceeds from sales                                        38,554,404       273,291,893       41,324,476        25,694,819
Reinvestment of distributions at net asset value            7,679,308        11,535,473               --                --
Payments for redemptions                                  (57,277,185)      (77,268,814)      (2,199,863)       (3,903,840)
                                                         ------------      ------------     ------------      ------------
Increase (decrease) in net assets from
   capital share transactions                             (11,043,473)      207,558,552       39,124,613        21,790,979
                                                         ------------      ------------     ------------      ------------
Total increase (decrease) in net assets                   (10,707,292)      203,220,827       63,422,028        42,300,187
Net assets at beginning of period                         478,929,159       275,708,332      101,575,981        59,275,794
                                                         ------------      ------------     ------------      ------------
Net assets at end of period                              $468,221,867      $478,929,159     $164,998,009      $101,575,981
                                                         ============      ============     ============      ============
Undistributed (excess of distributions over)
   net investment income                                 $    (17,799)     $         --     $   (237,718)     $     17,697
                                                         ------------      ------------     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
67   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Statements of changes in net assets (continued)

American Express Variable Portfolio Funds

                                                                 AXP VP - Stock Fund         AXP VP - Strategy Aggressive Fund
                                                           Feb. 29, 2004    Aug. 31, 2003     Feb. 29, 2004     Aug. 31, 2003
                                                         Six months ended    Year ended     Six months ended     Year ended
                                                            (Unaudited)                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                           $    54,138       $    47,870     $ (2,197,458)    $  (4,895,553)
Net realized gain (loss) on investments                     1,628,792          (401,084)       5,869,811       (62,957,410)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies           (354,296)        1,206,533       46,685,098       245,325,134
                                                          -----------       -----------     ------------     -------------
Net increase (decrease) in net assets
   resulting from operations                                1,328,634           853,319       50,357,451       177,472,171
                                                          -----------       -----------     ------------     -------------
Distributions to shareholders from:
   Net investment income                                      (55,524)          (48,267)              --                --
                                                          -----------       -----------     ------------     -------------
Capital share transactions (Note 4)
Proceeds from sales                                         2,943,866         6,299,134       16,660,111        42,357,867
Reinvestment of distributions at net asset value               38,465            42,016               --                --
Payments for redemptions                                     (524,260)         (494,002)     (84,518,933)     (241,907,633)
                                                          -----------       -----------     ------------     -------------
Increase (decrease) in net assets from
   capital share transactions                               2,458,071         5,847,148      (67,858,822)     (199,549,766)
                                                          -----------       -----------     ------------     -------------
Total increase (decrease) in net assets                     3,731,181         6,652,200      (17,501,371)      (22,077,595)
Net assets at beginning of period                          11,525,299         4,873,099      968,682,381       990,759,976
                                                          -----------       -----------     ------------     -------------
Net assets at end of period                               $15,256,480       $11,525,299     $951,181,010     $ 968,682,381
                                                          ===========       ===========     ============     =============
Undistributed (excess of distributions over)
   net investment income                                  $      (695)      $       691     $ (1,642,156)    $     555,302
                                                          -----------       -----------     ------------     -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Notes to Financial Statements

American Express Variable Portfolio Funds

(Unaudited as to Feb. 29, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for AXP VP - Global Bond Fund, AXP VP - Partners Small Cap Value Fund and AXP VP - S&P 500 Index Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The following Funds became available Feb. 4, 2004. On Jan. 7, 2004, IDS Life Insurance Company (IDS Life) purchased the following shares of capital stock at $10 per share, which represented the initial capital in each Fund:

Fund                                              Number of shares
AXP VP - Core Bond Fund                              2,500,000
AXP VP - Large Cap Value Fund                          300,000
AXP VP - Partners Select Value Fund                    300,000
                                                       -------

The primary investments of each Fund are as follows:

AXP VP - Blue Chip Advantage Fund invests primarily in common stocks of companies that are included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index).

AXP VP - Capital Resource Fund invests primarily in U.S. common stocks.

AXP VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

AXP VP - Core Bond Fund invests primarily in intermediate-term investment grade securities that are included in the Lehman Brothers Aggregate Bond Index (the "Index"). The Index includes securities issued by the U.S. government, corporate securities and mortgage- and asset-backed securities.

AXP VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

AXP VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

AXP VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

AXP VP - Equity Select Fund invests primarily in growth stocks of medium-sized companies.

AXP VP - Global Bond Fund invests primarily in debt securities of U.S. and foreign issuers.

AXP VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.

AXP VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

AXP VP - International Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

AXP VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

AXP VP - Managed Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

AXP VP - New Dimensions Fund invests primarily in common stocks showing potential for significant growth.

AXP VP - Partners Select Value Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers.

AXP VP - Partners Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

AXP VP - S&P 500 Index Fund invests primarily in securities that are expected to provide investment results that correspond to the performance of the S&P 500 Index.

AXP VP - Short Duration U.S. Government Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

AXP VP - Small Cap Advantage Fund invests primarily in equity securities of small cap companies.

AXP VP - Stock Fund invests primarily in common stocks and securities convertible into common stocks.

AXP VP - Strategy Aggressive Fund invests primarily in securities of growth companies.

--------------------------------------------------------------------------------
69   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Funds and board if a reliable market quotation is not readily available. Short-term securities in all Funds, except AXP VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in AXP VP - Cash Management Fund are valued daily at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except AXP VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except AXP VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
70   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Feb. 29, 2004, foreign currency holdings for AXP VP - Emerging Markets Fund, AXP VP - Global Bond Fund and AXP VP - International Fund consisted of multiple denominations and foreign currency holdings for AXP VP - New Dimensions Fund were entirely comprised of Taiwan Dollars.

The Funds, except AXP VP - Cash Management Fund and AXP VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Feb. 29, 2004, investments in securities AXP VP - Diversified Bond Fund, AXP VP - High Yield Bond Fund and AXP VP - Strategy Aggressive Fund, included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Feb. 29, 2004, was $2,580,800, $21,468,839 and $12,584,150, representing
0.15%, 2.04% and 1.32% of net assets for AXP VP - Diversified Bond Fund, AXP VP
- High Yield Bond Fund and AXP VP - Strategy Aggressive Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities and other forward-commitments are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of Feb. 29, 2004, the outstanding forward-commitments for the Funds are as follows:

                                                                  When-issued               Other                  Future
Fund                                                              securities         forward-commitments     capital commitments
AXP VP - Core Bond Fund                                         $ 5,894,361             $   439,444                 $--
AXP VP - Diversified Bond Fund                                   71,348,567              36,490,589                  --
AXP VP - Global Bond Fund                                           301,910               1,745,767                  --
AXP VP - High Yield Bond Fund                                    23,398,804               1,357,500                  --
AXP VP - Managed Fund                                            43,320,840                      --                  --
AXP VP - Short Duration U.S. Government Fund                      1,884,688                      --                  --
                                                                -----------             -----------             -------

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

--------------------------------------------------------------------------------
71   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

Dividends

As of Feb. 29, 2004, dividends declared for each Fund payable March 1, 2004 are as follows:

Fund                                                           Amount per share
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                  $0.0185
AXP VP - Capital Resource Fund                                      0.0449
AXP VP - Cash Management Fund                                       0.0004
AXP VP - Core Bond Fund                                             0.0144
AXP VP - Diversified Bond Fund                                      0.0285
AXP VP - Diversified Equity Income Fund                             0.0377
AXP VP - Global Bond Fund                                           0.0275
AXP VP - Growth Fund                                                0.0046
AXP VP - High Yield Bond Fund                                       0.0331
AXP VP - Large Cap Value Fund                                       0.0135
AXP VP - Managed Fund                                               0.0775
AXP VP - New Dimensions Fund                                        0.0247
AXP VP - Partners Select Value Fund                                 0.0032
AXP VP - S&P 500 Index Fund                                         0.0220
AXP VP - Short Duration U.S. Government Fund                        0.0188
AXP VP - Stock Fund                                                 0.0181
--------------------------------------------------------------------------------

Distributions to the subaccounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for AXP VP - Cash Management Fund, AXP VP - Core Bond Fund, AXP VP - Diversified Bond Fund, AXP VP - Global Bond, AXP VP - High Yield Bond Fund and AXP VP - Short Duration U.S. Government Fund and declared and distributed quarterly, when available, for AXP VP - Blue Chip Advantage Fund, AXP VP - Capital Resource Fund, AXP VP - Diversified Equity Income Fund, AXP VP - Emerging Markets Fund, AXP VP - Equity Select Fund, AXP VP - Growth Fund, AXP VP
- International Fund, AXP VP - Large Cap Value Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Partners Select Value Fund, AXP VP - Partners Small Cap Value Fund, AXP VP - S&P 500 Index Fund, AXP VP - Small Cap Advantage Fund, AXP VP - Stock Fund and AXP VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
72   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

2. EXPENSES

Effective Nov. 1, 2003, the Funds have an Investment Management Services Agreement with AEFC for managing investments, record keeping and other services that are based solely on the assets of each Fund. From Sept. 1, 2003 to Oct. 31, 2003, management fees were paid indirectly to IDS Life in its capacity as investment manager for the Funds. IDS Life, in turn, paid to AEFC a portion of these management fees based on a percentage of each Fund's average daily net assets for the year. This fee was equal to 0.35% for AXP VP - Emerging Markets Fund and AXP VP -International Fund and 0.25% for each remaining Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                             0.560% to 0.470%
AXP VP - Capital Resource Fund                                0.630% to 0.570%
AXP VP - Cash Management Fund                                 0.510% to 0.440%
AXP VP - Core Bond Fund                                       0.630% to 0.555%
AXP VP - Diversified Bond Fund                                0.610% to 0.535%
AXP VP - Diversified Equity Income Fund                       0.560% to 0.470%
AXP VP - Emerging Markets Fund                                1.170% to 1.095%
AXP VP - Equity Select Fund                                   0.650% to 0.560%
AXP VP - Global Bond Fund                                     0.840% to 0.780%
AXP VP - Growth Fund                                          0.630% to 0.570%
AXP VP - High Yield Bond Fund                                 0.620% to 0.545%
AXP VP - International Fund                                   0.870% to 0.795%
AXP VP - Large Cap Value Fund                                 0.630% to 0.570%
AXP VP - Managed Fund                                         0.630% to 0.550%
AXP VP - New Dimensions Fund                                  0.630% to 0.570%
AXP VP - Partners Select Value Fund                           0.810% to 0.720%
AXP VP - Partners Small Cap Value Fund                        1.020% to 0.920%
AXP VP - S&P 500 Index Fund                                   0.290% to 0.260%
AXP VP - Short Duration U.S. Government Fund                  0.610% to 0.535%
AXP VP - Small Cap Advantage Fund                             0.790% to 0.650%
AXP VP - Stock Fund                                           0.560% to 0.470%
AXP VP - Strategy Aggressive Fund                             0.650% to 0.575%
------------------------------------------------------------------------------

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment of 0.08% for AXP VP - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the six months ended Feb. 29, 2004 are as follows:

                                                  Index                                                Increase
Fund                                              name                                                (decrease)
---------------------------------------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                 Lipper Large-Cap Core Funds Index                 $    17,761
AXP VP - Capital Resource Fund                    Lipper Large-Cap Core Funds Index                     861,722
AXP VP - Diversified Equity Income Fund           Lipper Equity Income Funds Index                      192,601
AXP VP - Emerging Markets Fund                    Lipper Emerging Markets Funds Index                    (8,290)
AXP VP - Equity Select Fund                       Lipper Mid-Cap Growth Funds Index                     (79,821)
AXP VP - Growth Fund                              Lipper Large-Cap Growth Funds Index                   (80,869)
AXP VP - International Fund                       Lipper International Funds Index                     (413,893)
AXP VP - Large Cap Value Fund                     Lipper Large-Cap Value Funds Index                         --
AXP VP - Managed Fund                             Lipper Balanced Funds Index                            (2,025)
AXP VP - New Dimensions Fund                      Lipper Large-Cap Growth Funds Index                (1,114,017)
AXP VP - Partners Select Value Fund               Lipper Multi-Cap Value Funds Index                         --
AXP VP - Partners Small Cap Value Fund            Lipper Small-Cap Value Funds Index                    (58,667)
AXP VP - Small Cap Advantage Fund                 Lipper Small-Cap Core Funds Index                      47,789
AXP VP - Stock Fund                               Lipper Large-Cap Core Funds Index                      (2,157)
AXP VP - Strategy Aggressive Fund                 Lipper Mid-Cap Growth Funds Index                    (507,260)
---------------------------------------------------------------------------------------------------------------

The first adjustment for AXP VP - Large Cap Value Fund and AXP VP - Partners Select Value Fund will be made in July 2004 and will cover the six-month period beginning Feb. 4, 2004.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for AXP VP - Emerging Markets Fund and AXP VP - International Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

--------------------------------------------------------------------------------
73   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC, to subadvise the assets of AXP VP - Small Cap Advantage Fund.

AEFC has a Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company for AXP VP - Partners Select Value Fund.

AEFC has Subadvisory Agreements with Royce & Associates, LLC (Royce), a wholly-owned subsidiary of Legg Mason, Goldman Sachs Asset Management, L.P.
(GSAM) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith) and Franklin Portfolio Associates, LLC (Franklin) for AXP VP - Partners Small Cap Value Fund. Over time it is the goal to have each subadviser manage an equal percentage of the Fund's portfolio. To help accomplish this goal, new assets into the Fund are primarily being directed to Barrow Hanley, Donald Smith and Franklin.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse AEFC an amount equal to the cost of certain expenses incurred and paid by AEFC in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of AEFC. The reimbursement paid by AXP VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                          Percentage range
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                             0.040% to 0.020%
AXP VP - Capital Resource Fund                                0.050% to 0.030%
AXP VP - Cash Management Fund                                 0.030% to 0.020%
AXP VP - Core Bond Fund                                       0.050% to 0.025%
AXP VP - Diversified Bond Fund                                0.050% to 0.025%
AXP VP - Diversified Equity Income Fund                       0.040% to 0.020%
AXP VP - Emerging Markets Fund                                0.100% to 0.050%
AXP VP - Equity Select Fund                                   0.060% to 0.030%
AXP VP - Global Bond Fund                                     0.060% to 0.040%
AXP VP - Growth Fund                                          0.050% to 0.030%
AXP VP - High Yield Bond Fund                                 0.050% to 0.025%
AXP VP - International Fund                                   0.060% to 0.035%
AXP VP - Large Cap Value Fund                                 0.050% to 0.030%
AXP VP - Managed Fund                                         0.040% to 0.020%
AXP VP - New Dimensions Fund                                  0.050% to 0.030%
AXP VP - Partners Select Value Fund                           0.060% to 0.035%
AXP VP - Partners Small Cap Value Fund                        0.080% to 0.055%
AXP VP - S&P 500 Index Fund                                   0.080% to 0.065%
AXP VP - Short Duration U.S. Government Fund                  0.050% to 0.025%
AXP VP - Small Cap Advantage Fund                             0.060% to 0.035%
AXP VP - Stock Fund                                           0.040% to 0.020%
AXP VP - Strategy Aggressive Fund                             0.060% to 0.035%
--------------------------------------------------------------------------------

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other American Express mutual funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

For the six months ended Feb. 29, 2004, AEFC and its affiliates waived certain fees and expenses to 1.73% for AXP VP - Emerging Markets Fund, 0.49% for AXP VP
- S&P 500 Index Fund and 0.93% for AXP VP - Stock Fund. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until April 30, 2004. Under this agreement, net expenses will not exceed the following percentage of the Fund's average daily net assets:

Fund                                                              Percentage
--------------------------------------------------------------------------------
AXP VP - Emerging Markets Fund                                      1.750%
AXP VP - Equity Select Fund                                         1.100%
AXP VP - S&P 500 Index Fund                                         0.495%
AXP VP - Stock Fund                                                 1.100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
74   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

For the period ended Feb. 29, 2004, AEFC and its affiliates waived certain fees and expenses to 0.91% for AXP VP - Core Bond Fund, 1.00% for AXP VP - Large Cap Value Fund and 0.99% for AXP VP - Partners Select Value Fund. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2004. Under this agreement, net expenses will not exceed the following percentage of the Fund's average daily net assets:

Fund                                                              Percentage
--------------------------------------------------------------------------------
AXP VP - Core Bond Fund                                             0.950%
AXP VP - Large Cap Value Fund                                       1.050%
AXP VP - Partners Select Value Fund                                 1.150%
--------------------------------------------------------------------------------

During the six months ended Feb. 29, 2004, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                 Reduction
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                         $ 45
AXP VP - Capital Resource Fund                                             725
AXP VP - Cash Management Fund                                               54
AXP VP - Core Bond Fund(a)                                                   6
AXP VP - Diversified Bond Fund                                             553
AXP VP - Diversified Equity Income Fund                                    230
AXP VP - Emerging Markets Fund                                             709
AXP VP - Equity Select Fund                                                623
AXP VP - Global Bond Fund                                                  409
AXP VP - High Yield Bond Fund                                              638
AXP VP - International Fund                                                305
AXP VP - Large Cap Value Fund(a)                                             6
AXP VP - Managed Fund                                                      483
AXP VP - S&P 500 Index Fund                                                432
AXP VP - Short Duration U.S. Government Fund                               292
AXP VP - Small Cap Advantage Fund                                          486
AXP VP - Stock Fund                                                        263
AXP VP - Strategy Aggressive Fund                                           45
--------------------------------------------------------------------------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

3. SECURITIES TRANSACTIONS

For the six months ended Feb. 29, 2004, cost of purchases and proceeds from sales of securities aggregated $1,754,750,725 and $1,900,422,759, respectively, for AXP VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                Purchases        Proceeds
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund              $   78,043,103  $   76,336,189
AXP VP - Capital Resource Fund                  1,240,518,154   1,295,975,957
AXP VP - Core Bond Fund(a)                          9,659,424       8,752,679
AXP VP - Diversified Bond Fund                  2,624,746,330   2,776,740,981
AXP VP - Diversified Equity Income Fund           223,441,431      42,571,232
AXP VP - Emerging Markets Fund                     20,461,176      12,724,797
AXP VP - Equity Select Fund                        61,996,366      20,903,592
AXP VP - Global Bond Fund                         253,940,284     224,425,556
AXP VP - Growth Fund                              253,502,498     223,407,028
AXP VP - High Yield Bond Fund                     741,396,967     576,869,488
AXP VP - International Fund                       720,668,085     753,949,831
AXP VP - Large Cap Value Fund(a)                      226,166         109,277
AXP VP - Managed Fund                           1,523,139,918   1,637,968,796
AXP VP - New Dimensions Fund                      732,151,551     752,714,175
AXP VP - Partners Select Value Fund(a)                 20,427              --
AXP VP - Partners Small Cap Value Fund             75,727,775      46,914,407
AXP VP - S&P 500 Index Fund                        51,750,466         207,776
AXP VP - Short Duration U.S. Government Fund      228,656,262     263,105,363
AXP VP - Small Cap Advantage Fund                  95,243,656      59,073,691
AXP VP - Stock Fund                                17,853,246      14,378,280
AXP VP - Strategy Aggressive Fund                 334,689,822     423,341,678
--------------------------------------------------------------------------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

Net realized gains and losses on investment sales are determined on an identified cost basis.

--------------------------------------------------------------------------------
75   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Brokerage clearing fees paid to brokers affiliated with AEFC for the six months ended Feb. 29, 2004 are as follows:

Fund                                                               Amount paid
--------------------------------------------------------------------------------
AXP VP - Blue Chip Advantage Fund                                      $   857
AXP VP - Capital Resource Fund                                          43,747
AXP VP - Diversified Equity Income Fund                                  1,273
AXP VP - Equity Select Fund                                              1,650
AXP VP - Growth Fund                                                    11,703
AXP VP - Managed Fund                                                    6,462
AXP VP - New Dimensions Fund                                            47,407
AXP VP - Strategy Aggressive Fund                                        5,988
--------------------------------------------------------------------------------

Brokerage commissions paid to brokers affiliated with the subadvisers for AXP VP
- Partners Small Cap Value Fund were $45,745 for the six months ended Feb. 29, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                        Blue Chip       Capital        Cash
                                        Advantage      Resource     Management
                                          Fund           Fund          Fund
Sold                                    503,430       1,511,201   228,435,173
Issued for reinvested distributions      37,756         319,590     1,660,980
Redeemed                               (629,194)     (7,834,111) (367,902,783)
                                       --------      ----------  ------------
Net increase (decrease)                 (88,008)     (6,003,320) (137,806,630)
                                        -------      ----------  ------------

                                              Year ended Aug. 31, 2003
                                      AXP VP -      AXP VP -         AXP VP -
                                      Blue Chip      Capital           Cash
                                      Advantage     Resource        Management
                                        Fund          Fund             Fund
Sold                                  1,008,616     2,362,134   1,034,451,999
Issued for reinvested distribution       88,889       800,832       8,163,727
Redeemed                             (1,473,639)  (28,451,446) (1,297,574,772)
                                     ----------   -----------  --------------
Net increase (decrease)                (376,134)  (25,288,480)   (254,959,046)
                                       --------   -----------    ------------

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                          Core        Diversified   Diversified
                                          Bond           Bond      Equity Income
                                         Fund(a)         Fund          Fund
Sold                                     16,499       5,389,101    18,207,875
Issued for reinvested distributions          --       2,811,497       247,358
Redeemed                                     --     (19,831,014)   (1,213,435)
                                         ------     -----------    ----------
Net increase (decrease)                  16,499     (11,630,416)   17,241,798
                                         ------     -----------    ----------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                          Core        Diversified   Diversified
                                          Bond           Bond      Equity Income
                                          Fund           Fund          Fund
Sold                                        N/A      22,489,701    15,141,340
Issued for reinvested distributions         N/A       7,739,126       656,338
Redeemed                                    N/A     (35,224,619)   (9,246,293)
                                          -----     -----------    ----------
Net increase (decrease)                     N/A      (4,995,792)    6,551,385
                                          -----     -----------    ----------


--------------------------------------------------------------------------------
76   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                        Emerging        Equity        Global
                                         Markets        Select         Bond
                                          Fund           Fund          Fund
Sold                                  1,039,732       3,924,681     4,154,830
Issued for reinvested distributions      25,814              --     1,114,103
Redeemed                                (99,751)       (441,850)   (1,374,754)
                                        -------        --------    ----------
Net increase (decrease)                 965,795       3,482,831     3,894,179
                                        -------       ---------     ---------

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                        Emerging        Equity        Global
                                         Markets        Select         Bond
                                          Fund           Fund          Fund
Sold                                  1,532,314       8,836,598     8,750,558
Issued for reinvested distributions       3,929              --     1,621,030
Redeemed                             (1,005,938)       (384,943)   (3,568,486)
                                     ----------        --------    ----------
Net increase (decrease)                 530,305       8,451,655     6,803,102
                                        -------       ---------     ---------

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                         Growth       High Yield   International
                                          Fund         Bond Fund       Fund
Sold                                  6,558,371      29,296,791     7,530,541
Issued for reinvested distributions      32,013       5,199,622       510,899
Redeemed                             (1,563,383)    (10,039,324)  (13,085,250)
                                     ----------     -----------   -----------
Net increase (decrease)               5,027,001      24,457,089    (5,043,810)
                                      ---------      ----------    ----------

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                         Growth       High Yield   International
                                          Fund         Bond Fund       Fund
Sold                                 15,981,122      71,858,946    61,563,364
Issued for reinvested distributions      70,858       8,853,755     1,051,833
Redeemed                             (3,986,581)    (47,133,508)  (84,683,630)
                                     ----------     -----------   -----------
Net increase (decrease)              12,065,399      33,579,193   (22,068,433)
                                     ----------      ----------   -----------

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                        Large Cap       Managed         New
                                          Value          Fund       Dimensions
                                         Fund(a)                       Fund
Sold                                      6,818       1,279,332     6,732,432
Issued for reinvested distributions          --       1,923,450       750,496
Redeemed                                     --     (14,855,999)   (9,820,398)
                                          -----     -----------    ----------
Net increase (decrease)                   6,818     (11,653,217)   (2,337,470)
                                          -----     -----------    ----------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                        Large Cap       Managed         New
                                          Value          Fund       Dimensions
                                          Fund                         Fund
Sold                                        N/A       4,062,031    15,280,603
Issued for reinvested distributions         N/A       7,990,651     1,422,655
Redeemed                                    N/A     (46,100,074)  (31,925,693)
                                          -----     -----------   -----------
Net increase (decrease)                     N/A     (34,047,392)  (15,222,435)
                                          -----     -----------   -----------

--------------------------------------------------------------------------------
77   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                        Partners       Partners       S&P 500
                                      Select Value     Small Cap       Index
                                         Fund(a)      Value Fund       Fund
Sold                                     23,457       3,201,894     7,614,415
Issued for reinvested distributions          --         201,350       155,440
Redeemed                                     --        (551,548)     (819,691)
                                        -------       ---------     ---------
Net increase (decrease)                      --       2,851,696     6,950,164
                                        -------       ---------     ---------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004.

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                        Partners       Partners       S&P 500
                                      Select Value     Small Cap       Index
                                          Fund        Value Fund       Fund
Sold                                        N/A       5,477,129    10,815,463
Issued for reinvested distributions         N/A          41,935       229,997
Redeemed                                    N/A        (356,206)   (1,925,880)
                                        -------       ---------     ---------
Net increase (decrease)                     N/A       5,162,858     9,119,580
                                        -------       ---------     ---------

                                           Six months ended Feb. 29, 2004
                                        AXP VP -       AXP VP -      AXP VP -
                                     Short Duration    Small Cap       Stock
                                     U.S. Government   Advantage       Fund
                                          Fund           Fund
Sold                                  3,685,279       3,308,199       330,036
Issued for reinvested distributions     735,831              --         4,415
Redeemed                             (5,475,951)       (178,626)      (57,624)
                                     ----------        --------       -------
Net increase (decrease)              (1,054,841)      3,129,573       276,827
                                     ----------       ---------       -------

                                              Year ended Aug. 31, 2003
                                        AXP VP -       AXP VP -      AXP VP -
                                     Short Duration    Small Cap       Stock
                                     U.S. Government   Advantage       Fund
                                          Fund           Fund
Sold                                 25,859,995       2,733,191       806,564
Issued for reinvested distributions   1,092,715              --         5,373
Redeemed                             (7,318,788)       (445,359)      (62,280)
                                     ----------        --------       -------
Net increase (decrease)              19,633,922       2,287,832       749,657
                                     ----------       ---------       -------

                                           Six months ended Feb. 29, 2004
                                                      AXP VP -
                                                      Strategy
                                                     Aggressive
                                                        Fund
Sold                                                  2,357,979
Issued for reinvested distributions                          --
Redeemed                                            (11,842,009)
                                                    -----------
Net increase (decrease)                              (9,484,030)
                                                     ----------

                                              Year ended Aug. 31, 2003
                                                      AXP VP -
                                                      Strategy
                                                     Aggressive
                                                        Fund
Sold                                                  6,880,685
Issued for reinvested distributions                          --
Redeemed                                            (41,451,528)
                                                    -----------
Net increase (decrease)                             (34,570,843)
                                                    -----------

--------------------------------------------------------------------------------
78   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Feb. 29, 2004, AXP VP - Global Bond Fund and AXP VP - Growth Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

AXP VP - Global Bond Fund

                                         Currency to                  Currency to        Unrealized              Unrealized
Exchange date                           be delivered                  be received       appreciation            depreciation
March 3, 2004                              2,118,988                  231,923,273         $  3,752               $    --
                                         U.S. Dollar                 Japanese Yen
March 3, 2004                              3,522,276                    2,829,433               --                 6,706
                                         U.S. Dollar       European Monetary Unit
March 3, 2004                             86,202,958                      790,077            1,081                    --
                                        Japanese Yen                  U.S. Dollar
March 12, 2004                            13,240,000                   16,801,560          355,538                    --
                              European Monetary Unit                  U.S. Dollar
March 31, 2004                             8,272,059                  900,000,000               --                27,295
                                         U.S. Dollar                 Japanese Yen
                                                                                          --------               -------
Total                                                                                     $360,371               $34,001
                                                                                          --------               -------

AXP VP - Growth Fund
Exchange date                            Currency to                  Currency to        Unrealized              Unrealized
                                        be delivered                  be received       appreciation            depreciation
March 1, 2004                                375,967                      486,059            $--                 $   948
                                         U.S. Dollar            Australian Dollar
March 2, 2004                                278,797                      361,300             --                      36
                                         U.S. Dollar            Australian Dollar
March 3, 2004                                173,525                      224,277             --                     484
                                         U.S. Dollar            Australian Dollar
                                                                                          --------               -------
Total                                                                                        $--                  $1,468
                                                                                          --------               -------

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan as of Feb. 29, 2004.

                                                      AXP VP -            AXP VP -            AXP VP -        AXP VP -
                                                  Diversified Bond   Diversified Equity      Global Bond       Managed
                                                        Fund             Income Fund            Fund            Fund
Value of securities on loan to brokers             $41,135,260           $2,919,300          $16,007,360    $18,081,270
                                                   -----------           ----------          -----------    -----------
Collateral received for securities loaned:
Cash                                               $41,933,750           $2,960,000          $16,320,000    $18,624,100
U.S. government securities, at value                        --                   --                   --             --
                                                   -----------           ----------          -----------    -----------
Total collateral received for securities loaned    $41,933,750           $2,960,000          $16,320,000    $18,624,100
                                                   -----------           ----------          -----------    -----------

                                                                          AXP VP -            AXP VP -        AXP VP -
                                                                             New              Small Cap       Strategy
                                                                         Dimensions           Advantage      Aggressive
                                                                            Fund                Fund            Fund
Value of securities on loan to brokers                                  $56,396,500             $427,500    $11,762,350
                                                                        -----------             --------    -----------
Collateral received for securities loaned:
Cash                                                                    $54,810,000             $450,000    $12,085,000
U.S. government securities, at value                                      4,806,214                   --             --
                                                                        -----------             --------    -----------
Total collateral received for securities loaned                         $59,616,214             $450,000    $12,085,000
                                                                        -----------             --------    -----------

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."

Income from securities lending amounted to $72,952, $8,470, $11,058, $2,765, $7,135, $22,139, $69,693, $1,458 and $11,489 for AXP VP - Diversified Bond Fund,
AXP VP - Diversified Equity Income Fund, AXP VP - Global Bond Fund, AXP VP - Growth Fund, AXP VP - International Fund, AXP VP - Managed Fund, AXP VP - New Dimensions Fund, AXP VP - Small Cap Advantage Fund and AXP VP - Strategy Aggressive Fund, respectively, for the six months ended Feb. 29, 2004.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
79   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

7. FUTURES CONTRACTS

As of Feb. 29, 2004, AXP VP - Diversified Bond Fund's investments in securities included securities valued at $4,281,959 that were pledged as collateral to cover initial margin deposits on 245 open purchase interest rate futures contracts and 2,063 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Feb. 29, 2004 was $27,547,188 with a net unrealized gain of $279,269. The notional market value of the open sale interest rate futures contracts as of Feb. 29, 2004 was $235,784,266 with a net unrealized loss of $1,161,744. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Feb. 29, 2004, AXP VP - Global Bond Fund's investments in securities included securities valued at $70,748 that were pledged as collateral to cover initial margin deposits on 31 open sale interest rate futures contracts. The notional market value of the open sale interest rate futures contracts as of Feb. 29, 2004 was $3,533,125 with a net unrealized loss of $17,647. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Feb. 29, 2004, AXP VP - Managed Fund's investments in securities included securities valued at $997,678 that were pledged as collateral to cover initial margin deposits on 343 open purchase interest rate futures contracts and 947 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Feb. 29, 2004 was $55,962,687 with a net unrealized gain of $110,723. The notional market value of the open sale interest rate futures contracts as of Feb. 29, 2004 was $107,812,406 with a net unrealized loss of $565,447. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Feb. 29, 2004, AXP VP - S&P 500 Index Fund's investments in securities included securities valued at $1,004,780 that were pledged as collateral to cover initial margin deposits on 62 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts as of Feb. 29, 2004 was $3,548,260 with a net unrealized gain of $4,749. See "Summary of significant accounting policies" and "Notes to investments in securities."

As of Feb. 29, 2004, AXP VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $876,512 that were pledged as collateral to cover initial margin deposits on 315 open purchase interest rate futures contracts and 423 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts as of Feb. 29, 2004 was $69,912,531 with a net unrealized gain of $562,129. The notional market value of the open sale interest rate futures contracts as of Feb. 29, 2004 was $47,943,516 with a net unrealized loss of $424,747. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by AXP VP - Diversified Bond Fund during the six months ended Feb. 29, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                        197                 $ 377,823                  197                 $ 180,822
Exercised                                   (197)                 (377,823)                  --                        --
Expired                                       --                        --                 (197)                 (180,822)
                                             ---                 ---------                  ---                 ---------
Balance Feb. 29, 2004                         --                 $      --                   --                 $      --
                                             ---                 ---------                  ---                 ---------


See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Global Bond Fund during the six months ended Feb. 29, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                         33                  $ 63,290                   33                  $ 30,290
Exercised                                    (33)                  (63,290)                  --                        --
Expired                                       --                        --                  (33)                  (30,290)
                                             ---                  --------                  ---                  --------
Balance Feb. 29, 2004                         --                  $     --                   --                  $     --
                                             ---                  --------                  ---                  --------

See "Summary of significant accounting policies."

Contracts and premiums associated with options on futures contracts written by AXP VP - Managed Fund during the six months ended Feb. 29, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                         89                 $ 170,692                   89                  $ 81,691
Exercised                                    (89)                 (170,692)                  --                        --
Expired                                       --                        --                  (89)                  (81,691)
                                             ---                 ---------                  ---                  --------
Balance Feb. 29, 2004                         --                 $      --                   --                  $     --
                                             ---                 ---------                  ---                  --------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
80   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Contracts and premiums associated with options contracts written by AXP VP - Short Duration U.S. Government Fund during the six months ended Feb. 29, 2004 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2003                         50                 $  52,925                   60                 $  54,135
Opened                                       150                   230,807                  120                   179,520
Closed                                      (150)                 (170,963)                (120)                 (181,395)
Expired                                       --                        --                  (60)                  (52,260)
                                            ----                 ---------                 ----                 ---------
Balance Feb. 29, 2004                         50                 $ 112,769                   --                 $      --
                                            ----                 ---------                 ----                 ---------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by AXP VP - Strategy Aggressive Fund during the six months ended Feb. 29, 2004 are as follows:

                                                                                                        Puts
                                                                                          Contracts               Premiums
Balance Aug. 31, 2003                                                                         --                $      --
Opened                                                                                     2,400                  377,025
Closed                                                                                        --                       --
Exercised                                                                                     --                       --
Expired                                                                                   (2,400)                (377,025)
                                                                                          ------                ---------
Balance Feb. 29, 2004                                                                         --                $      --
                                                                                          ------                ---------

See "Summary of significant accounting policies."

9. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs as of Aug. 31, 2003 are as follows:

Fund                                                                              Carry-over                  Expiration date
AXP VP - Blue Chip Advantage Fund                                               $   33,756,009                    2008-2012
AXP VP - Capital Resource Fund                                                     571,842,581                    2010-2012
AXP VP - Cash Management Fund                                                            3,091                      2008
AXP VP - Diversified Bond Fund                                                     139,636,838                    2007-2011
AXP VP - Diversified Equity Income Fund                                             21,848,621                    2010-2012
AXP VP - Emerging Markets Fund                                                       1,685,173                    2009-2012
AXP VP - Equity Select Fund                                                            929,452                      2011
AXP VP - Global Bond Fund                                                            5,792,969                    2008-2010
AXP VP - Growth Fund                                                               164,893,812                    2008-2012
AXP VP - High Yield Bond Fund                                                      300,351,153                    2007-2012
AXP VP - International Fund                                                        794,731,098                    2010-2012
AXP VP - Managed Fund                                                              149,722,831                    2011-2012
AXP VP - New Dimensions Fund                                                       512,441,380                    2010-2012
AXP VP - Partners Small Cap Value Fund                                                 231,273                      2012
AXP VP - S&P 500 Index Fund                                                          2,590,558                    2009-2011
AXP VP - Small Cap Advantage Fund                                                    9,684,863                    2009-2012
AXP VP - Stock Fund                                                                    764,578                    2009-2012
AXP VP - Strategy Aggressive Fund                                                1,346,618,303                    2009-2012
                                                                                 -------------                    ---------


It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until its capital loss carry-over has been offset or expires.

10. SUBSEQUENT EVENTS

On March 15, 2004, Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith) and Franklin Portfolio Associates, LLC (Franklin) replaced Third Avenue Management, LLC as subadvisers to AXP VP - Partners Small Cap Value Fund.

Shareholders will be asked at a shareholder meeing on June 9, 2004 to approve a merger of AXP VP - Blue Chip Fund and AXP VP - Stock Fund into AXP VP - Capital Resource Fund, which will be renamed AXP VP - Large Cap Equity Fund. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Funds will be allowed, although the existing shareholders may redeem or exchange out of the Funds prior to the mergers.

--------------------------------------------------------------------------------
81   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

AXP VP - Blue Chip Advantage Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001         2000(b)
Net asset value, beginning of period                           $7.14          $6.57        $ 8.14         $11.62       $ 9.78
Income from investment operations:
Net investment income (loss)                                     .03            .06           .05            .07          .02
Net gains (losses) (both realized and unrealized)                .90            .57         (1.57)         (3.47)        1.85
Total from investment operations                                 .93            .63         (1.52)         (3.40)        1.87
Less distributions:
Dividends from net investment income                            (.03)          (.06)         (.05)          (.08)        (.03)
Net asset value, end of period                                 $8.04          $7.14        $ 6.57         $ 8.14       $11.62
Ratios/supplemental data
Net assets, end of period (in millions)                          $74            $66           $63            $81          $71
Ratio of expenses to average daily net assets(c)                .87%(f)        .80%          .79%           .78%         .95%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                   .91%(f)        .96%          .68%           .81%         .34%(f)
Portfolio turnover rate (excluding short-term securities)       114%            87%          143%           124%         226%
Total return(e)                                               13.08%(g)       9.60%       (18.67%)       (29.40%)      19.13%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 0.96% for the period ended Aug. 31, 2000.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Capital Resource Fund


Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                          $18.04         $16.48        $20.87        $ 37.21        $34.62
Income from investment operations:
Net investment income (loss)                                     .08            .10           .10            .05           .01
Net gains (losses) (both realized and unrealized)               2.23           1.56         (2.83)        (12.96)         6.20
Total from investment operations                                2.31           1.66         (2.73)        (12.91)         6.21
Less distributions:
Dividends from net investment income                            (.08)          (.10)         (.09)          (.04)         (.01)
Distributions from realized gains                                 --             --         (1.57)         (3.39)        (3.61)
Total distributions                                             (.08)          (.10)        (1.66)         (3.43)        (3.62)
Net asset value, end of period                                $20.27         $18.04        $16.48        $ 20.87        $37.21

Ratios/supplemental data
Net assets, end of period (in millions)                       $2,104         $1,982        $2,227         $3,270        $5,920
Ratio of expenses to average daily net assets(b)                .89%(d)        .85%          .80%           .78%          .77%
Ratio of net investment income (loss)
  to average daily net assets                                   .77%(d)        .62%          .52%           .13%         (.02%)
Portfolio turnover rate (excluding short-term securities)        62%           115%          146%            62%           52%
Total return(c)                                               12.76%(e)      10.16%       (14.08%)       (36.48%)       19.26%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized

(f)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
82   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Cash Management Fund


Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                           $1.00          $1.00         $1.00          $1.00         $1.00
Income from investment operations:
Net investment income (loss)                                      --            .01           .02            .05           .05
Less distributions:
Dividends from net investment income                              --           (.01)         (.02)          (.05)         (.05)
Net asset value, end of period                                 $1.00          $1.00         $1.00          $1.00         $1.00

Ratios/supplemental data
Net assets, end of period (in millions)                         $730           $868        $1,123         $1,063          $783
Ratio of expenses to average daily net assets(b)                .68%(d)        .70%          .69%           .68%          .68%
Ratio of net investment income (loss)
  to average daily net assets                                   .44%(d)        .72%         1.61%          4.76%         5.38%
Total return(c)                                                 .22%(e)        .72%         1.59%          4.94%         5.52%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Core Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(b)
Net asset value, beginning of period                          $ 9.98

Income from investment operations:
Net investment income (loss)                                     .02
Net gains (losses) (both realized and unrealized)                .06
Total from investment operations                                 .08
Less distributions:
Dividends from net investment income                            (.02)
Net asset value, end of period                                $10.04

Ratios/supplemental data
Net assets, end of period (in millions)                          $25
Ratio of expenses to average daily net assets(c),(d)            .91%(f)
Ratio of net investment income (loss)
  to average daily net assets                                  1.87%(f)
Portfolio turnover rate (excluding short-term securities)        37%
Total return(e)                                                 .82%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 1.46% for the period ended Feb. 29, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
83   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund


Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001         2000
Net asset value, beginning of period                          $10.40         $10.38        $10.61         $10.29       $10.56
Income from investment operations:
Net investment income (loss)                                     .19            .44           .56            .70          .75
Net gains (losses) (both realized and unrealized)                .29            .02          (.23)           .30         (.27)
Total from investment operations                                 .48            .46           .33           1.00          .48
Less distributions:
Dividends from net investment income                            (.18)          (.44)         (.56)          (.68)        (.75)
Net asset value, end of period                                $10.70         $10.40        $10.38         $10.61       $10.29

Ratios/supplemental data
Net assets, end of period (in millions)                       $1,692         $1,765        $1,814         $1,626       $1,468
Ratio of expenses to average daily net assets(b)                .81%(d)        .81%          .80%           .80%         .79%
Ratio of net investment income (loss)
  to average daily net assets                                  3.52%(d)       4.23%         5.41%          6.72%        7.30%
Portfolio turnover rate (excluding short-term securities)       155%           251%          167%           122%          70%
Total return(c)                                                4.69%(e)       4.50%         3.20%         10.07%        4.69%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Diversified Equity Income Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001         2000(b)
Net asset value, beginning of period                          $ 9.65          $8.41        $10.20         $10.05       $ 9.76
Income from investment operations:
Net investment income (loss)                                     .07            .17           .13            .11          .10
Net gains (losses) (both realized and unrealized)               1.85           1.24         (1.75)           .15          .30
Total from investment operations                                1.92           1.41         (1.62)           .26          .40
Less distributions:
Dividends from net investment income                            (.06)          (.17)         (.13)          (.11)        (.11)
Distributions from realized gains                                 --             --          (.04)            --           --
Total distributions                                             (.06)          (.17)         (.17)          (.11)        (.11)
Net asset value, end of period                                $11.51          $9.65        $ 8.41         $10.20       $10.05

Ratios/supplemental data
Net assets, end of period (in millions)                         $640           $370          $267           $106          $23
Ratio of expenses to average daily net assets(c)                .87%(f)        .76%          .87%           .91%(d)      .95%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                  1.55%(f)       2.13%         1.59%          1.49%        1.42%(f)
Portfolio turnover rate (excluding short-term securities)         9%            39%           35%            68%          53%
Total return(e)                                               20.01%(g)      17.00%       (16.16%)         2.56%        4.21%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.17% and 1.49% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
84   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Emerging Markets Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001          2000(b)
Net asset value, beginning of period                          $ 8.44          $7.04         $6.68         $ 9.61        $10.23
Income from investment operations:
Net investment income (loss)                                     .03            .04           .02            .01          (.01)
Net gains (losses) (both realized and unrealized)               2.29           1.38           .34          (2.94)         (.60)
Total from investment operations                                2.32           1.42           .36          (2.93)         (.61)
Less distributions:
Dividends from net investment income                            (.10)          (.02)           --             --            --
Tax return of capital                                             --             --            --             --          (.01)
Total distributions                                             (.10)          (.02)           --             --          (.01)
Net asset value, end of period                                $10.66          $8.44         $7.04         $ 6.68       $  9.61

Ratios/supplemental data
Net assets, end of period (in millions)                          $31            $16           $10             $6            $6
Ratio of expenses to average daily net assets(c),(d)           1.73%(f)       1.75%         1.68%          1.75%         1.69%(f)
Ratio of net investment income (loss)
  to average daily net assets                                   .17%(f)        .67%          .31%           .20%         (.36%)(f)
Portfolio turnover rate (excluding short-term securities)        62%           191%          215%           203%           37%
Total return(e)                                               27.62%(g)      20.25%         5.45%        (30.49%)       (6.03%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.80% for the six months ended Feb. 29, 2004 and 2.04%, 2.36%, 3.49% and 2.42% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Equity Select Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001(b)
Net asset value, beginning of period                          $10.09        $  8.54        $ 9.57         $10.27
Income from investment operations:
Net investment income (loss)                                    (.02)          (.05)         (.04)          (.01)
Net gains (losses) (both realized and unrealized)                .96           1.60          (.99)          (.69)
Total from investment operations                                 .94           1.55         (1.03)          (.70)
Net asset value, end of period                                $11.03         $10.09        $ 8.54         $ 9.57


Ratios/supplemental data
Net assets, end of period (in millions)                         $225           $170           $72            $14
Ratio of expenses to average daily net assets(c)                .85%(f)       1.06%         1.10%(d)       1.10%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                  (.51%)(f)      (.71%)        (.76%)         (.45%)(f)
Portfolio turnover rate (excluding short-term securities)        11%            19%           20%            19%
Total return(e)                                                9.32%(g)      18.20%       (10.77%)        (6.82%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
85   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                          $10.40         $10.02        $ 9.76          $9.34         $9.84

Income from investment operations:
Net investment income (loss)                                     .17            .34           .38            .43           .32
Net gains (losses) (both realized and unrealized)                .89            .61           .36            .23          (.51)
Total from investment operations                                1.06            .95           .74            .66          (.19)
Less distributions:
Dividends from net investment income                            (.39)          (.57)         (.48)          (.24)         (.31)
Net asset value, end of period                                $11.07         $10.40        $10.02          $9.76         $9.34

Ratios/supplemental data
Net assets, end of period (in millions)                         $376           $312          $233           $191          $177
Ratio of expenses to average daily net assets(b)               1.08%(d)       1.09%         1.08%          1.07%         1.07%
Ratio of net investment income (loss)
  to average daily net assets                                  2.78%(d)       3.08%         3.92%          4.54%         4.81%
Portfolio turnover rate (excluding short-term securities)        68%           102%           46%            34%           50%
Total return(c)                                               10.40%(e)       9.56%         7.83%          7.14%        (1.90%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Growth Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001         2000(b)
Net asset value, beginning of period                           $5.45          $5.00        $ 6.48         $13.46       $ 9.72
Income from investment operations:
Net investment income (loss)                                     .01            .01            --           (.01)          --
Net gains (losses) (both realized and unrealized)                .51            .45         (1.48)         (6.97)        3.75
Total from investment operations                                 .52            .46         (1.48)         (6.98)        3.75
Less distributions:
Dividends from net investment income                            (.01)          (.01)           --             --           --
Tax return of capital                                             --             --            --             --         (.01)
Total distributions                                             (.01)          (.01)           --             --         (.01)
Net asset value, end of period                                 $5.96          $5.45        $ 5.00        $  6.48       $13.46

Ratios/supplemental data
Net assets, end of period (in millions)                         $274           $223          $144           $177         $195
Ratio of expenses to average daily net assets(c)                .85%(f)        .99%          .81%           .90%(d)      .95%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                   .33%(f)        .20%           --%          (.19%)       (.09%)(f)
Portfolio turnover rate (excluding short-term securities)        98%           199%          272%            41%          17%
Total return(e)                                                9.51%(g)       9.29%       (22.80%)       (51.87%)      38.59%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.91% and 0.97% for the periods ended Aug 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
86   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                           $6.22          $5.66        $ 6.83          $7.76         $8.75
Income from investment operations:
Net investment income (loss)                                     .24            .48           .56            .79           .85
Net gains (losses) (both realized and unrealized)                .34            .54         (1.17)          (.95)         (.99)
Total from investment operations                                 .58           1.02          (.61)          (.16)         (.14)
Less distributions:
Dividends from net investment income                            (.23)          (.46)         (.56)          (.77)         (.85)
Net asset value, end of period                                 $6.57          $6.22        $ 5.66          $6.83         $7.76

Ratios/supplemental data
Net assets, end of period (in millions)                       $1,051           $843          $577           $609          $595
Ratio of expenses to average daily net assets(b)                .82%(d)        .83%          .83%           .82%          .82%
Ratio of net investment income (loss)
  to average daily net assets                                  7.41%(d)       8.31%         8.91%         11.04%        10.35%
Portfolio turnover rate (excluding short-term securities)        63%           141%          135%            86%           63%
Total return(c)                                                9.36%(e)      18.81%        (9.33%)        (1.89%)       (1.59%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - International Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                           $7.19          $7.00        $ 8.39         $16.98        $17.26
Income from investment operations:
Net investment income (loss)                                    (.01)           .08           .07            .03           .06
Net gains (losses) (both realized and unrealized)               1.54            .16         (1.35)         (5.57)         2.50
Total from investment operations                                1.53            .24         (1.28)         (5.54)         2.56
Less distributions:
Dividends from net investment income                            (.01)          (.05)         (.07)          (.03)         (.01)
Distributions from realized gains                                 --             --          (.01)         (2.97)        (2.83)
Excess distributions from net investment income                   --             --          (.03)          (.05)           --
Total distributions                                             (.01)          (.05)         (.11)         (3.05)        (2.84)
Net asset value, end of period                                 $8.71          $7.19        $ 7.00         $ 8.39        $16.98

Ratios/supplemental data
Net assets, end of period (in millions)                         $851           $738          $873         $1,310        $2,389
Ratio of expenses to average daily net assets(b)                .98%(d)       1.06%         1.07%          1.04%         1.02%
Ratio of net investment income (loss)
  to average daily net assets                                  (.27%)(d)      1.19%          .83%           .31%          .27%
Portfolio turnover rate (excluding short-term securities)        94%           102%          140%           278%          118%
Total return(c)                                               21.41%(e)       3.48%       (15.38%)       (36.90%)       14.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
87   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Value Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(b)
Net asset value, beginning of period                          $ 9.99

Income from investment operations:
Net investment income (loss)                                     .01
Net gains (losses) (both realized and unrealized)                .19
Total from investment operations                                 .20
Less distributions:
Dividends from net investment income                            (.01)
Net asset value, end of period                                $10.18

Ratios/supplemental data
Net assets, end of period (in millions)                           $3
Ratio of expenses to average daily net assets(c),(d)           1.00%(f)
Ratio of net investment income (loss)
  to average daily net assets                                  1.09%(f)
Portfolio turnover rate (excluding short-term securities)         4%
Total return(e)                                                2.04%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.21% for the period ended Feb. 29, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

AXP VP - Managed Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                          $13.00         $12.32        $15.30         $20.81        $18.84
Income from investment operations:
Net investment income (loss)                                     .15            .31           .33            .44           .47
Net gains (losses) (both realized and unrealized)               1.39            .82         (1.88)         (4.32)         2.85
Total from investment operations                                1.54           1.13         (1.55)         (3.88)         3.32
Less distributions:
Dividends from net investment income                            (.15)          (.31)         (.34)          (.39)         (.48)
Distributions from realized gains                                 --           (.14)        (1.09)         (1.24)         (.87)
Total distributions                                             (.15)          (.45)        (1.43)         (1.63)        (1.35)
Net asset value, end of period                                $14.39         $13.00        $12.32         $15.30        $20.81

Ratios/supplemental data
Net assets, end of period (in millions)                       $2,506         $2,416        $2,709         $3,759        $5,223
Ratio of expenses to average daily net assets(b)                .79%(d)        .80%          .77%           .76%          .75%
Ratio of net investment income (loss)
  to average daily net assets                                  2.11%(d)       2.48%         2.31%          2.46%         2.37%
Portfolio turnover rate (excluding short-term securities)        65%           119%          103%            63%           49%
Total return(c)                                               11.80%(e)       9.40%       (10.91%)       (19.37%)       18.42%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
88   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - New Dimensions Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                          $14.29         $13.06        $15.49         $25.03        $18.87
Income from investment operations:
Net investment income (loss)                                     .05            .08           .07            .02           .03
Net gains (losses) (both realized and unrealized)               1.18           1.23         (2.42)         (8.01)         6.34
Total from investment operations                                1.23           1.31         (2.35)         (7.99)         6.37
Less distributions:
Dividends from net investment income                            (.05)          (.08)         (.07)          (.02)         (.04)
Distributions from realized gains                                 --             --          (.01)         (1.53)         (.17)
Total distributions                                             (.05)          (.08)         (.08)         (1.55)         (.21)
Net asset value, end of period                                $15.47         $14.29        $13.06         $15.49        $25.03

Ratios/supplemental data
Net assets, end of period (in millions)                       $3,335         $3,115        $3,045         $3,892        $5,564
Ratio of expenses to average daily net assets(b)                .73%(d)        .82%          .79%           .79%          .78%
Ratio of net investment income (loss)
  to average daily net assets                                   .70%(d)        .64%          .47%           .12%          .15%
Portfolio turnover rate (excluding short-term securities)        23%            23%           27%            27%           28%
Total return(c)                                                8.61%(e)      10.11%       (15.17%)       (33.05%)       34.01%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Partners Select Value Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(b)
Net asset value, beginning of period                          $ 9.98
Income from investment operations:
Net investment income (loss)                                     .01
Net gains (losses) (both realized and unrealized)                .27
Total from investment operations                                 .28
Net asset value, end of period                                $10.26

Ratios/supplemental data
Net assets, end of period (in millions)                           $3
Ratio of expenses to average daily net assets(c),(d)            .99%(f)
Ratio of net investment income (loss)
  to average daily net assets                                   .80%(f)
Portfolio turnover rate (excluding short-term securities)        --%
Total return(e)                                                2.88%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Feb. 29, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.31% for the period ended Feb. 29, 2004.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

--------------------------------------------------------------------------------
89   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001(b)
Net asset value, beginning of period                          $11.39         $ 9.52         $9.84         $10.01

Income from investment operations:
Net investment income (loss)                                      --           (.03)         (.03)          (.01)
Net gains (losses) (both realized and unrealized)               2.11           1.95          (.29)          (.16)
Total from investment operations                                2.11           1.92          (.32)          (.17)
Less distributions:
Dividends from net investment income                              --           (.01)           --             --
Distributions from realized gains                               (.19)          (.04)           --             --
Total distributions                                             (.19)          (.05)           --             --
Net asset value, end of period                                $13.31         $11.39         $9.52         $ 9.84


Ratios/supplemental data
Net assets, end of period (in millions)                         $194           $134           $63             $5
Ratio of expenses to average daily net assets(c)               1.28%(f)       1.55%         1.48%          1.50%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                  (.10%)(f)      (.43%)        (.67%)        (1.15%)(f)
Portfolio turnover rate (excluding short-term securities)        32%            87%           12%            --%
Total return(e)                                               18.69%(g)      20.24%        (3.19%)        (1.77%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
90   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001          2000(b)
Net asset value, beginning of period                           $6.88          $6.24        $ 7.71         $10.38        $10.06
Income from investment operations:
Net investment income (loss)                                     .04            .08           .07            .06           .02
Net gains (losses) (both realized and unrealized)                .93            .64         (1.47)         (2.65)          .33
Total from investment operations                                 .97            .72         (1.40)         (2.59)          .35
Less distributions:
Dividends from net investment income                            (.04)          (.08)         (.07)          (.06)         (.03)
Distributions from realized gains                                 --             --            --           (.02)           --
Total distributions                                             (.04)          (.08)         (.07)          (.08)         (.03)
Net asset value, end of period                                 $7.81          $6.88        $ 6.24         $ 7.71        $10.38

Ratios/supplemental data
Net assets, end of period (in millions)                         $249           $171           $99            $56           $21
Ratio of expenses to average daily net assets(c),(d)            .49%(f)        .50%          .50%           .49%          .48%(f)
Ratio of net investment income (loss)
  to average daily net assets                                  1.27%(f)       1.31%         1.01%           .85%          .72%(f)
Portfolio turnover rate (excluding short-term securities)         --             5%           72%           137%           44%
Total return(e)                                               14.27%(g)      11.51%       (18.29%)       (24.96%)        3.49%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2000 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.57% for the six months ended Feb. 29, 2004 and 0.64%, 0.82%, 1.31% and 1.57% for the periods ended Aug. 31, 2003, 2002, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
91   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001         2000(b)
Net asset value, beginning of period                          $10.46         $10.55        $10.34         $ 9.95       $10.02
Income from investment operations:
Net investment income (loss)                                     .12            .27           .34            .52          .51
Net gains (losses) (both realized and unrealized)                .06           (.05)          .23            .39         (.06)
Total from investment operations                                 .18            .22           .57            .91          .45
Less distributions:
Dividends from net investment income                            (.12)          (.27)         (.34)          (.52)        (.52)
Distributions from realized gains                               (.05)          (.04)         (.02)            --           --
Total distributions                                             (.17)          (.31)         (.36)          (.52)        (.52)
Net asset value, end of period                                $10.47         $10.46        $10.55         $10.34       $ 9.95

Ratios/supplemental data
Net assets, end of period (in millions)                         $468           $479          $276           $106          $37
Ratio of expenses to average daily net assets(c)                .82%(f)        .82%          .83%           .84%(d)      .87%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                  2.33%(f)       2.47%         3.24%          4.94%        5.49%(f)
Portfolio turnover rate (excluding short-term securities)        49%           179%          292%            95%          67%
Total return(e)                                                1.73%(g)       2.06%         5.42%          9.29%        4.64%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 0.87% and 0.89% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
92   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001         2000(b)
Net asset value, beginning of period                          $11.25         $ 8.79        $10.13         $12.58       $ 9.90
Income from investment operations:
Net investment income (loss)                                    (.02)          (.02)         (.02)          (.01)        (.02)
Net gains (losses) (both realized and unrealized)               2.34           2.48         (1.32)         (2.09)        2.78
Total from investment operations                                2.32           2.46         (1.34)         (2.10)        2.76
Less distributions:
Distributions from realized gains                                 --             --            --           (.35)        (.08)
Net asset value, end of period                                $13.57         $11.25        $ 8.79         $10.13       $12.58

Ratios/supplemental data
Net assets, end of period (in millions)                         $165           $102           $59            $49          $31
Ratio of expenses to average daily net assets(c)               1.12%(f)       1.19%         1.11%          1.16%(d)     1.19%(d),(f)
Ratio of net investment income (loss)
  to average daily net assets                                  (.39%)(f)      (.20%)        (.21%)         (.08%)       (.24%)(f)
Portfolio turnover rate (excluding short-term securities)        46%           124%          156%           152%         169%
Total return(e)                                               20.64%(g)      27.96%       (13.28%)       (16.68%)      28.19%(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 15, 1999 (date the Fund became available) to Aug. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.26% and 1.43% for the periods ended Aug. 31, 2001 and 2000, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis.

(g)  Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

AXP VP - Stock Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(h)        2003          2002           2001(b)
Net asset value, beginning of period                           $8.48          $8.00        $ 9.52          $9.82
Income from investment operations:
Net investment income (loss)                                     .03            .05           .05            .01
Net gains (losses) (both realized and unrealized)                .86            .48         (1.52)          (.30)
Total from investment operations                                 .89            .53         (1.47)          (.29)
Less distributions:
Dividends from net investment income                            (.04)          (.05)         (.05)          (.01)
Net asset value, end of period                                 $9.33          $8.48        $ 8.00          $9.52

Ratios/supplemental data
Net assets, end of period (in millions)                          $15            $12            $5             $2
Ratio of expenses to average daily net assets(c),(d)            .93%(f)       1.10%         1.10%          1.10%(f)
Ratio of net investment income (loss)
  to average daily net assets                                   .80%(f)        .62%          .56%           .90%(f)
Portfolio turnover rate (excluding short-term securities)       116%            76%           93%             4%
Total return(e)                                               10.40%(g)       6.65%       (15.53%)        (2.97%)(g)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.08% for the six months ended Feb. 29, 2004 and 1.81%, 2.44% and 11.36% for the periods ended Aug. 31, 2003, 2002 and 2001, respectively.

(e) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(f)  Adjusted to an annual basis. (g) Not annualized.

(h)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
93   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                    2004(f)        2003          2002           2001          2000
Net asset value, beginning of period                           $6.99          $5.72        $ 8.29        $ 27.82        $16.46
Income from investment operations:
Net investment income (loss)                                    (.02)          (.03)         (.04)           .01           .01
Net gains (losses) (both realized and unrealized)                .40           1.30         (2.53)        (13.01)        13.17
Total from investment operations                                 .38           1.27         (2.57)        (13.00)        13.18
Less distributions:
Dividends from net investment income                              --             --            --           (.02)           --
Distributions from realized gains                                 --             --            --          (6.51)        (1.82)
Total distributions                                               --             --            --          (6.53)        (1.82)
Net asset value, end of period                                 $7.37          $6.99        $ 5.72        $  8.29        $27.82

Ratios/supplemental data
Net assets, end of period (in millions)                         $951           $969          $991         $1,815        $4,197
Ratio of expenses to average daily net assets(b)                .72%(d)        .83%          .81%           .78%          .77%
Ratio of net investment income (loss)
  to average daily net assets                                  (.46%)(d)      (.54%)        (.50%)          .10%          .04%
Portfolio turnover rate (excluding short-term securities)        36%            27%          180%           166%          143%
Total return(c)                                                5.41%(e)      22.16%       (30.97%)       (53.61%)       84.97%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)  Adjusted to an annual basis.

(e)  Not annualized.

(f)  Six months ended Feb. 29, 2004 (Unaudited).

--------------------------------------------------------------------------------
94   AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Blue Chip Advantage Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.9%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.7%)
Empresa Brasileira de
Aeronautica ADR                                 7,300(c)          $220,387
Lockheed Martin                                14,100              652,548
Northrop Grumman                                4,050              409,496
United Technologies                             7,300              672,403
Total                                                            1,954,834

Banks and savings & loans (3.8%)
Bank of America                                20,800            1,703,936
Washington Mutual                               5,850              262,899
Wells Fargo                                    13,800              791,430
Total                                                            2,758,265

Beverages & tobacco (5.4%)
Altria Group                                   15,400              886,270
Anheuser-Busch Companies                        6,950              369,879
Coca-Cola                                       7,650              382,194
PepsiCo                                        45,650            2,369,235
Total                                                            4,007,578

Broker dealers (1.9%)
Merrill Lynch & Co                             10,950              670,250
Morgan Stanley                                 12,200              729,072
Total                                                            1,399,322

Building materials & construction (0.5%)
American Standard                               3,400(b)           370,464

Cable (1.1%)
EchoStar Communications Cl A                    6,300(b)           227,556
NTL                                             8,600(b)           589,616
Total                                                              817,172

Cellular telecommunications (1.5%)
Nextel Communications Cl A                     27,200(b)           720,528
Vodafone Group ADR                             14,200(c)           354,574
Total                                                            1,075,102

Chemicals (1.3%)
Dow Chemical                                   13,500              586,845
Lyondell Chemical                              20,300              361,543
Total                                                              948,388

Computer hardware (4.3%)
Cisco Systems                                  61,250(b)         1,414,875
Dell                                           28,100(b)           917,465
Hewlett-Packard                                36,500              828,915
Total                                                            3,161,255

Computer software & services (3.4%)
Affiliated Computer
Services Cl A                                   2,950(b)           142,367
BMC Software                                    9,400(b)           184,240
Investors Financial Services                    7,000              308,210
Microsoft                                      64,450            1,707,925
VERITAS Software                                5,800(b)           176,436
Total                                                            2,519,178

Electronics (4.4%)
Analog Devices                                  9,600              479,040
Applied Materials                              10,100(b)           214,524
Intel                                          52,750            1,541,883
Jabil Circuit                                   4,400(b)           123,112
KLA-Tencor                                      6,500(b)           343,200
Taiwan Semiconductor
  Mfg ADR                                      33,600(c)           349,104
United Microelectronics ADR                    34,200(c)           178,182
Total                                                            3,229,045

Energy (4.6%)
ChevronTexaco                                  10,000              883,500
ConocoPhillips                                  7,500              516,525
Devon Energy                                    6,300              357,714
Exxon Mobil                                    34,700            1,463,299
Newfield Exploration                            4,100(b)           192,208
Total                                                            3,413,246

Energy equipment & services (0.9%)
Halliburton                                    13,400              428,264
Weatherford Intl                                4,800(b)           215,040
Total                                                              643,304

Finance companies (5.2%)
Citigroup                                      75,450            3,792,117

Financial services (4.9%)
Capital One Financial                           4,600              325,312
Countrywide Financial                           7,883              722,319
Fannie Mae                                     23,900            1,790,110
MBNA                                           28,900              789,837
Total                                                            3,627,578

Health care products (15.8%)
Amgen                                          16,050(b)         1,019,657
Baxter Intl                                    18,365              534,789
Biogen Idec                                     4,700(b)           260,615
Boston Scientific                               8,100(b)           330,885
Forest Laboratories                            11,600(b)           875,568
Gilead Sciences                                 3,000(b)           162,630
Johnson & Johnson                              31,450            1,695,469
Medtronic                                      10,050              471,345
Merck & Co                                      8,100              389,448
Novartis ADR                                   17,600(c)           777,040
Pfizer                                        126,900            4,650,884
Teva Pharmaceutical
Inds ADR                                        3,000(c)           195,000
Wyeth                                           8,500              335,750
Total                                                           11,699,080

Health care services (7.4%)
Aetna                                           4,850              391,832
AmerisourceBergen                              26,300            1,526,189
Anthem                                          7,250(b)           623,138
Cardinal Health                                 5,300              345,719
Fisher Scientific Intl                          3,750(b)           199,688
HCA                                             4,800              204,096
McKesson                                       60,000            1,638,599
Tenet Healthcare                               14,700(b)           176,694
UnitedHealth Group                              6,100              378,200
Total                                                            5,484,155

Household products (4.4%)
Colgate-Palmolive                              26,100            1,447,245
Procter & Gamble                               17,500            1,793,925
Total                                                            3,241,170

Insurance (4.9%)
ACE                                            12,850(c)           577,736
Allstate                                       14,500              661,635
American Intl Group                            13,500              999,000
Chubb                                          10,950              777,231
MBIA                                            2,950              194,081
St. Paul Companies                              4,400              188,056
Travelers Property
Casualty Cl B                                  10,300              187,872
Total                                                            3,585,611

Leisure time & entertainment (3.9%)
Mattel                                         32,850              624,150
Viacom Cl B                                    59,150            2,274,909
Total                                                            2,899,059

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
95  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Blue Chip Advantage Fund

Issuer                                        Shares               Value(a)

Machinery (0.8%)
Caterpillar                                     7,450             $564,338

Media (7.6%)
Cendant                                       118,400            2,687,679
Disney (Walt)                                  68,400            1,814,652
InterActiveCorp                                11,900(b)           387,583
Liberty Media Cl A                             33,400(b)           380,760
Tribune                                         7,300              364,562
Total                                                            5,635,236

Multi-industry (3.7%)
General Electric                               46,200            1,502,424
ITT Inds                                        2,400              181,200
Tyco Intl                                      35,400(c)         1,011,378
Total                                                            2,695,002

Paper & packaging (0.3%)
Weyerhaeuser                                    2,825              184,331

Precious metals (1.3%)
Freeport McMoRan Copper
   & Gold Cl B                                 23,000              980,950

Retail -- general (2.0%)
Best Buy                                       15,525              826,706
Wal-Mart Stores                                10,200              607,512
Total                                                            1,434,218

Telecom equipment & services (0.6%)
QUALCOMM                                        6,400              406,080

Utilities -- electric (0.3%)
Exelon                                          2,750              184,635

Total common stocks
(Cost: $70,036,942)                                            $72,710,713

Short-term securities (1.9%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nts
   05-11-04          1.01%                      $400,000          $399,227
   05-18-04          1.00                        500,000           498,938
   05-25-04          1.00                        500,000           498,843

Total short-term securities
(Cost: $1,396,859)                                              $1,397,008

Total investments in securities
(Cost: $71,433,801)(d)                                         $74,107,721

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb 29, 2004, the value of foreign securities represented 5.0% of net assets.

(d) At Feb 29, 2004, the cost of securities for federal income tax purposes was approximately $71,434,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $ 4,122,000
     Unrealized depreciation                                    (1,448,000)
                                                                ----------
     Net unrealized appreciation                               $ 2,674,000
                                                               -----------

--------------------------------------------------------------------------------
96  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Capital Resource Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.6%)
Empresa Brasileira de
Aeronautica ADR                               205,635(c)        $6,208,121
Lockheed Martin                               404,500           18,720,260
Northrop Grumman                              114,900           11,617,539
United Technologies                           208,500           19,204,935
Total                                                           55,750,855

Banks and savings & loans (3.8%)
Bank of America                               596,400           48,857,088
Washington Mutual                             167,000            7,504,980
Wells Fargo                                   393,900           22,590,165
Total                                                           78,952,233

Beverages & tobacco (5.4%)
Altria Group                                  439,700           25,304,735
Anheuser-Busch Companies                      198,900           10,585,458
Coca-Cola                                     217,600           10,871,296
PepsiCo                                     1,306,500           67,807,350
Total                                                          114,568,839

Broker dealers (1.9%)
Merrill Lynch & Co                            312,600           19,134,246
Morgan Stanley                                348,400           20,820,384
Total                                                           39,954,630

Building materials & construction (0.5%)
American Standard                              98,700(b)        10,754,352

Cable (1.1%)
EchoStar Communications
  Cl A                                        179,100(b)         6,469,092
NTL                                           247,472(b)        16,966,680
Total                                                           23,435,772

Cellular telecommunications (1.5%)
Nextel Communications Cl A                    778,600(b)        20,625,114
Vodafone Group ADR                            405,200(c)        10,117,844
Total                                                           30,742,958

Chemicals (1.3%)
Dow Chemical                                  386,500           16,801,155
Lyondell Chemical                             580,600           10,340,486
Total                                                           27,141,641

Computer hardware (4.3%)
Cisco Systems                               1,752,150(b)        40,474,665
Dell                                          805,400(b)        26,296,310
Hewlett-Packard                             1,043,800           23,704,698
Total                                                           90,475,673

Computer software & services (3.4%)
Affiliated Computer
Services Cl A                                  85,800(b)         4,140,708
BMC Software                                  269,600(b)         5,284,160
Investors Financial Services                  198,200            8,726,746
Microsoft                                   1,844,800           48,887,200
VERITAS Software                              167,600(b)         5,098,392
Total                                                           72,137,206

Electronics (4.4%)
Analog Devices                                276,400           13,792,360
Applied Materials                             288,000(b)         6,117,120
Intel                                       1,511,000           44,166,530
Jabil Circuit                                 127,000(b)         3,553,460
KLA-Tencor                                    186,400(b)         9,841,920
Taiwan Semiconductor
Mfg ADR                                       961,300(c)         9,987,907
United Microelectronics ADR                   979,300(c)         5,102,153
Total                                                           92,561,450

Energy (4.7%)
ChevronTexaco                                 285,600           25,232,760
ConocoPhillips                                216,200           14,889,694
Devon Energy                                  180,700           10,260,146
Exxon Mobil                                   993,600           41,900,112
Newfield Exploration                          118,700(b)         5,564,656
Total                                                           97,847,368

Energy equipment & services (0.9%)
Halliburton                                   384,000           12,272,640
Weatherford Intl                              137,500(b)         6,160,000
Total                                                           18,432,640

Finance companies (5.2%)
Citigroup                                   2,196,000          110,370,960

Financial services (4.9%)
Capital One Financial                         130,700            9,243,104
Countrywide Financial                         226,966           20,796,895
Fannie Mae                                    685,000           51,306,500
MBNA                                          827,500           22,615,575
Total                                                          103,962,074

Health care products (15.9%)
Amgen                                         459,500(b)        29,192,035
Baxter Intl                                   524,800           15,282,176
Biogen Idec                                   133,600(b)         7,408,120
Boston Scientific                             232,200(b)         9,485,370
Forest Laboratories                           333,200(b)        25,149,936
Gilead Sciences                                85,700(b)         4,645,797
Johnson & Johnson                             900,400           48,540,564
Medtronic                                     288,400           13,525,960
Merck & Co                                    231,500           11,130,520
Novartis ADR                                  504,300(c)        22,264,845
Pfizer                                      3,633,550          133,169,607
Teva Pharmaceutical
  Inds ADR                                     86,800(c)         5,642,000
Wyeth                                         242,300            9,570,850
Total                                                          335,007,780

Health care services (7.5%)
Aetna                                         139,600           11,278,284
AmerisourceBergen                             753,400           43,719,802
Anthem                                        208,800(b)        17,946,360
Cardinal Health                               152,400            9,941,052
Fisher Scientific Intl                        107,800(b)         5,740,350
HCA                                           136,600            5,808,232
McKesson                                    1,717,950           46,917,215
Tenet Healthcare                              422,100(b)         5,073,642
UnitedHealth Group                            173,500           10,757,000
Total                                                          157,181,937

Household products (4.4%)
Colgate-Palmolive                             746,500           41,393,425
Procter & Gamble                              500,300           51,285,753
Total                                                           92,679,178

Insurance (4.9%)
ACE                                           368,550(c)        16,570,008
Allstate                                      414,500           18,913,635
American Intl Group                           385,600           28,534,400
Chubb                                         313,100           22,223,838
MBIA                                           84,900            5,585,571
St. Paul Companies                            125,700            5,372,418
Travelers Property
  Casualty Cl B                               296,600            5,409,984
Total                                                          102,609,854

Leisure time & entertainment (3.9%)
Mattel                                        941,700           17,892,300
Viacom Cl B                                 1,693,000           65,112,780
Total                                                           83,005,080

Machinery (0.8%)
Caterpillar                                   213,400           16,165,050

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
97  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Capital Resource Fund

Issuer                                        Shares               Value(a)

Media (7.7%)
Cendant                                     3,390,000          $76,952,999
Disney (Walt)                               1,958,800           51,966,964
InterActiveCorp                               340,500(b)        11,090,085
Liberty Media Cl A                            957,800(b)        10,918,920
Tribune                                       208,000           10,387,520
Total                                                          161,316,488

Multi-industry (3.7%)
General Electric                            1,322,100           42,994,692
ITT Inds                                       69,655            5,258,953
Tyco Intl                                   1,012,500(c)        28,927,125
Total                                                           77,180,770

Paper & packaging (0.3%)
Weyerhaeuser                                   81,100            5,291,775

Precious metals (1.3%)
Freeport McMoRan Copper
   & Gold Cl B                                659,600           28,131,940

Retail -- general (1.9%)
Best Buy                                      444,600           23,674,950
Wal-Mart Stores                               290,900           17,326,004
Total                                                           41,000,954

Telecom equipment & services (0.5%)
QUALCOMM                                      182,100           11,554,245

Utilities -- electric (0.3%)
Exelon                                         78,600            5,277,204

Total common stocks
(Cost: $1,846,079,331)                                      $2,083,490,906

Short-term securities (2.2%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (1.6%)
Federal Home Loan Mtge Corp Disc Nts
   05-11-04          1.01%                    $2,800,000        $2,794,588
   05-25-04          1.01                      5,500,000         5,487,273
Federal Natl Mtge Assn Disc Nts
   05-12-04          1.02                     15,000,000        14,970,600
   05-26-04          1.00                     10,000,000         9,976,590
Total                                                           33,229,051

Commercial paper (0.6%)
Windmill Funding
   03-01-04        1.04                    12,100,000(d)        12,098,951

Total short-term securities
(Cost: $45,324,314)                                            $45,328,002

Total investments in securities
(Cost: $1,891,403,645)(e)                                   $2,128,818,908

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 5.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $12,098,951 or 0.6% of net assets.

(e) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $1,891,404,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $261,916,000
     Unrealized depreciation                                   (24,501,000)
                                                               -----------
     Net unrealized appreciation                              $237,415,000
                                                              ------------

--------------------------------------------------------------------------------
98  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Cash Management Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

U.S. government agencies (6.7%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

Federal Home Loan Mtge Corp Nt
   11-15-04          1.40%                    $5,700,000        $5,702,309
Federal Natl Mtge Assn Nts
   07-20-04          1.06                      9,000,000         9,000,000
   07-26-04          1.03                      7,500,000         7,500,000
   07-27-04          1.18                      7,500,000         7,500,000
   08-13-04          1.20                      7,500,000         7,500,000
   11-02-04          1.35                      6,000,000         6,000,000
   11-15-04          1.43                      6,000,000         6,000,000

Total U.S. government agencies
(Cost: $49,202,309)                                            $49,202,309

Bank notes (3.0%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity
La Salle Bank
   03-02-04          1.11%                    $3,600,000        $3,600,000
   06-22-04          1.07                      6,200,000         6,200,000
   07-08-04          1.09                      5,000,000         5,000,000
Natl City Bank of Indiana
   01-10-05          1.07                      7,000,000(c)      6,999,391

Total bank notes
(Cost: $21,799,391)                                            $21,799,391

Certificates of deposit (23.0%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity
Abbey Natl North America
   03-03-04          1.04%                   $10,000,000(c)     $9,999,983
Bank One
   04-16-04          1.03                     10,000,000(c)      9,999,869
Bayerische Landesbank Girozentrale NY Yankee
   04-16-04          1.29                     10,000,000         9,999,803
BNP Paribas NY Yankee
   06-07-04          1.04                      7,500,000(c)      7,499,481
   11-16-04          1.45                      7,500,000         7,500,000
   11-19-04          1.50                      7,500,000         7,499,185
Canadian Imperial Bank NY Yankee
   03-05-04          1.30                     10,000,000        10,000,001
   05-28-04          1.05                      6,000,000(c)      5,999,851
   06-18-04          1.00                      6,000,000         6,000,000
Credit Agricole Indosuez NY Yankee
   09-13-04          1.14                      5,400,000         5,400,000
Credit Suisse First Boston NY Yankee
   07-06-04          1.08                      7,000,000(c)      7,000,000
Danske Bank NY Yankee
   07-15-04          1.11                      3,000,000         3,000,000
Deutsche Bank NY Yankee
   11-02-04          1.25                      4,700,000         4,700,000
Lloyds TSB Bank NY Yankee
   04-01-04          1.09                      6,000,000         6,000,000
Natexis Banques Populaires NY Yankee
   04-14-04          1.13                      3,000,000         3,000,000
Royal Bank of Scotland NY Yankee
   04-19-04          1.34                     10,000,000         9,999,791
Societe Generale NY Yankee
   03-03-04          1.05                     10,000,000(c)      9,999,989
Standard Chartered Bank NY Yankee
   04-06-04          1.08                      9,000,000         9,000,000
Svenska Handelsbanken NY Yankee
   04-13-04          1.07                      6,700,000         6,700,000
Toronto Dominion NY Yankee
   03-12-04          1.08                      6,000,000         6,000,104
   03-16-04          1.09                      4,600,000         4,600,000
   07-13-04          1.09                      6,000,000         5,999,999
Westdeutsche Landesbank NY Yankee
   07-29-04          1.13                      4,700,000         4,700,000
   08-02-04          1.15                      3,500,000         3,500,000
   09-23-04          1.04                      3,500,000(c)      3,499,599

Total certificates of deposit
(Cost: $167,597,655)                                          $167,597,655

Commercial paper (67.3%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

Asset-backed (43.4%)
Alpine Securitization
   03-08-04          1.04%                    $6,000,000(b)     $5,998,440
   03-25-04          1.04                      3,800,000(b)      3,797,146
Amsterdam Funding
   03-22-04          1.03                      8,500,000(b)      8,494,407
   03-24-04          1.03                      7,000,000(b)      6,994,993
Barton Capital
   04-21-04          1.04                      7,700,000(b)      7,688,210
Beta Finance
   05-17-04          1.05                      4,700,000(b)      4,689,170
CAFCO LLC
   03-17-04          1.05                     10,500,000(b)     10,494,487
CC USA
   04-26-04          1.05                     15,000,000(b)     14,974,624
   05-06-04          1.06                      5,000,000(b)      4,989,989
CHARTA LLC
   03-17-04          1.04                      5,000,000(b)      4,997,400
   03-24-04          1.04                      5,000,000(b)      4,996,389
   04-05-04          1.04                      9,700,000(b)      9,689,632
CRC Funding LLC
   03-08-04          1.03                      5,900,000(b)      5,898,481
   03-30-04          1.04                      6,500,000(b)      6,494,179
   04-12-04          1.04                      6,300,000(b)      6,292,031
Delaware Funding
   04-15-04          1.04                     10,000,000(b)      9,986,487
Dorada Finance
   04-26-04          1.06                      7,000,000(b)      6,988,046
   04-30-04          1.06                      3,200,000(b)      3,194,158
   05-25-04          1.05                      8,200,000(b)      8,179,193
Edison Asset Securitization
   03-01-04          1.10                      3,600,000(b)      3,599,780
   05-07-04          1.04                      2,800,000(b)      2,794,419
   05-12-04          1.05                      6,500,000(b)      6,485,971
Fairway Finance
   03-15-04          1.11                      4,100,000(b)      4,097,977
   04-08-04          1.04                      5,200,000(b)      5,193,991
   06-18-04          1.15                      3,202,000(b)      3,190,646
Falcon Asset Securitization
   03-25-04          1.03                      6,300,000(b)      6,295,314
FCAR Owner Trust I
   04-05-04          1.06                      7,300,000         7,292,047
   05-04-04          1.05                      4,100,000         4,092,108
   07-07-04          1.10                      4,400,000         4,382,522
Fleet Funding
   04-22-04          1.04                     17,800,000(b)     17,772,231
Galaxy Funding
   03-09-04          1.12                      6,200,000(b)      6,198,071
   03-18-04          1.12                      6,800,000(b)      6,795,980
   04-21-04          1.11                      2,900,000(b)      2,895,261
Jupiter Securitization
   03-10-04          1.03                     12,700,000(b)     12,696,003
   03-29-04          1.03                      2,600,000(b)      2,597,768
   03-31-04          1.03                      4,200,000(b)      4,196,155
Scaldis Capital LLC
   04-15-04          1.16                      4,000,000(b)      3,993,942
Sheffield Receivables
   03-16-04          1.03                      5,700,000(b)      5,697,228
Sigma Finance
   05-06-04          1.07                      7,500,000(b,c)    7,499,930
   05-10-04          1.07                      7,500,000(b,c)    7,499,783
   06-09-04          1.06                      7,000,000(b,c)    6,999,615
SPARC LLC
   03-01-04          1.05                      5,000,000(b)      4,999,708
   03-11-04          1.06                      6,000,000(b)      5,997,880
   03-17-04          1.06                      3,000,000(b)      2,998,410
   03-25-04          1.06                      4,000,000(b)      3,996,938
White Pine Finance LLC
   04-27-04          1.17                      3,000,000(b)      2,994,248
   07-12-04          1.06                      7,000,000(b,c)    6,999,476
   08-25-04          1.05                      5,000,000(b,c)    4,999,379
   09-15-04          1.04                      3,000,000(b,c)    2,999,501
Windmill Funding
   04-02-04          1.04                      4,500,000(b)      4,495,580
   07-13-04          1.09                      5,000,000(b)      4,979,411
   07-14-04          1.09                      4,400,000(b)      4,381,749
Total                                                          316,946,484

See accompanying notes to investments in securities.

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99  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Cash Management Fund

Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

Banks and savings & loans (13.4%)
Bank of America
   04-20-04          1.04%                    $7,800,000        $7,788,283
   05-03-04          1.05                     11,100,000        11,078,956
BBVA Bancomer
   07-01-04          1.30                      3,500,000(b)      3,484,448
Citicorp
   03-19-04          1.04                      5,700,000         5,696,707
   03-23-04          1.04                      5,000,000         4,996,533
Credit Suisse First Boston NY
   04-12-04          1.04                      5,000,000         4,993,644
Danske
   04-01-04          1.10                      6,500,000         6,493,446
Norddeutsche Landesbank NY Girozentrale
   03-11-04          1.11                      4,500,000         4,498,343
   04-20-04          1.17                      2,000,000         1,996,620
Nordea North America
   03-18-04          1.08                      5,400,000         5,396,922
   03-23-04          1.07                      6,900,000         6,895,078
Northern Rock
   03-29-04          1.14                      3,000,000(b)      2,997,150
   07-16-04          1.20                      3,500,000(b,c)    3,502,029
   12-09-04          1.18                     10,000,000(b,c)   10,000,000
Spintab
   03-16-04          1.09                      4,800,000         4,797,529
Swedbank
   03-15-04          1.09                      3,000,000         2,998,547
Westpac Banking NY
   03-11-05          1.10                     10,000,000(c)     10,000,000
Total                                                           97,614,235

Broker dealers (5.1%)
Bear Stearns
   03-10-04          1.03                      8,500,000         8,497,325
Goldman Sachs Group
   01-18-05          1.07                      7,000,000(b,c)    7,000,000
Lehman Brothers Holdings
   03-22-05          1.14                      7,500,000(c)      7,500,000
Merrill Lynch
   02-23-05          1.07                     10,000,000(c)     10,000,000
Morgan Stanley
   04-23-04          1.04                      4,200,000         4,193,327
Total                                                           37,190,652

Finance companies (4.0%)
Citigroup Global Markets Holdings
   03-04-04          1.03                      6,100,000         6,099,127
   04-28-04          1.04                      8,300,000         8,285,614
Household Finance
   03-22-04          1.12                      7,500,000         7,494,633
   03-26-04          1.05                      5,200,000         5,195,905
   05-28-04          1.47                      2,000,000(c)      2,001,823
Total                                                           29,077,102

Multi-industry (1.4%)
GE Capital Intl Funding
   03-08-04          1.11                      3,500,000(b)      3,499,029
   06-08-04          1.07                      7,000,000(b)      6,978,986
Total                                                           10,478,015

Total commercial paper
(Cost: $491,306,488)                                          $491,306,488

Total investments in securities
(Cost: $729,905,843)(d)                                       $729,905,843

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $338,641,449 or 46.4% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(d) Also represents the cost of securities for federal income tax purposes at Feb. 29, 2004.

--------------------------------------------------------------------------------
100  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Core Bond Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (97.0%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Foreign government (0.6%)
United Mexican States
  (U.S. Dollar)
   01-16-13          6.38%                      $140,000(c)       $149,520

U.S. government obligations & agencies (33.7%)
Federal Home Loan Bank
   06-14-13          3.88                        335,000           323,601
Federal Home Loan Mtge Corp
   08-15-06          2.75                        985,000         1,000,750
   01-15-14          4.50                        325,000           326,414
Federal Natl Mtge Assn
   05-15-08          6.00                        580,000           649,602
   11-17-08          3.88                        645,000           655,359
Student Loan Mtge Assn
   12-15-22          2.99                        100,000(d)        101,234
   07-25-39          3.46                        100,000(d)        100,031
U.S. Treasury
   01-31-05          1.63                      2,475,000         2,486,310
   05-31-05          1.25                      1,220,000         1,220,195
   02-15-09          3.00                         25,000            25,063
   02-15-14          4.00                          4,000             4,005
   08-15-23          6.25                      1,375,000         1,617,828
Total                                                            8,510,392

Commercial mortgage-backed/
Asset-backed securities (3.8%)(f)
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA Insured)
   02-12-09          3.55                        100,000(h)        102,618
Bear Stearns
  Commercial Mtge Securities
  Series 2003-RWR2 Cl A4
   05-11-39          5.19                        100,000           101,359
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33          6.50                        199,979(e)        208,554
  Series 2004-C1 Cl A2
   01-15-37          3.52                        100,000(e)        100,500
LB-UBS Commercial Mtge Trust
  Series 2004-C1 Cl A4
   01-15-31          4.57                        100,000            99,344
Morgan Stanley Capital 1
  Series 2004-T13 Cl A2
   09-13-45          3.94                        100,000           100,847
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33          5.50                         96,948            97,830
WFS Financial Owner Trust
  Series 2002-2, Cl A4 (FSA Insured)
   02-20-10          4.50                        150,000(h)        156,127
Total                                                              967,179

Mortgage-backed securities (32.5%)(f)
Federal Home Loan Mtge Corp
   12-01-18          6.00                        218,093(e)        229,952
   10-01-23          5.50                        246,281           255,163
   12-01-23          6.00                         98,341           102,912
  Collateralized Mtge Obligation
   11-15-28          4.50                         99,438           100,984
Federal Natl Mtge Assn
   01-01-11          4.23                         99,894           101,674
   11-01-12          4.79                        100,000           103,316
   06-01-18          5.00                        187,583           193,389
   01-01-19          6.50                        249,147           265,037
   03-01-19          4.50                        300,000(e)        302,813
   03-01-19          5.50                        675,000(e)        703,054
   03-01-19          6.00                        200,000(e)        210,688
   04-01-19          5.00                        425,000(e)        434,961
   05-30-20          7.00                        125,000(e)        133,789
   02-01-29          5.50                        250,000           256,582
   07-01-32          6.50                        109,035           114,724
   09-01-32          7.00                        495,081           525,817
   01-01-34          6.50                        199,810           210,235
   03-01-34          5.00                        500,000(e)        500,781
   03-01-34          5.50                      1,100,000(e)      1,125,093
   03-01-34          6.50                        550,000(e)        578,359
   05-01-34          6.00                      1,500,000(e)      1,551,562
  Collateralized Mtge Obligation
   08-25-12          4.72                        100,000(g)        102,400
   03-30-34          5.00                        100,000(e)        104,641
Total                                                            8,207,926

Aerospace & defense (0.2%)
Raytheon
   04-01-13          5.38                         60,000            62,110

Automotive & related (0.3%)
DaimlerChrysler NA Holding
   11-15-13          6.50                         65,000            69,402

Banks and savings & loans (4.0%)
ANZ Capital Trust I
   12-29-49          5.36                         50,000(d)         51,049
Bank of America
  Sr Nts
   09-15-12          4.88                         55,000            56,410
US Bank Natl Assn Minnesota
   08-01-11          6.38                        250,000           283,045
Wachovia
  Sr Nts
   02-17-09          3.63                         50,000            50,349
Washington Mutual Bank FA
  Sub Nts
   06-15-11          6.88                        250,000           288,547
Wells Fargo Bank NA
  Sub Nts
   02-01-11          6.45                        250,000           284,720
Total                                                            1,014,120

Broker dealers (1.2%)
Goldman Sachs Group
   07-15-13          4.75                         70,000            69,243
Lehman Brothers Holdings
   03-13-09          3.60                         45,000            45,112
Merrill Lynch & Co
   11-04-10          4.50                         55,000            56,480
Morgan Stanley
   03-01-13          5.30                        115,000           119,975
Total                                                              290,810

Cable (0.8%)
Comcast
   03-15-11          5.50                        115,000           122,190
Comcast Cable Communications
   11-15-08          6.20                         70,000            77,326
Total                                                              199,516

Energy (0.3%)
Pemex Project Funding Master Trust
   12-15-14          7.38                         60,000            65,405

Finance companies (3.0%)
Citigroup
   02-01-08          3.50                        210,000           212,948
Ford Motor Credit
   10-01-13          7.00                        190,000           199,658
GMAC
   09-15-11          6.88                        325,000           350,516
Total                                                              763,122

Financial services (1.8%)
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12          5.25                        185,000(c)        193,006
Master Alternative Loans Trust
  Series 2004-24-2A1
   04-30-34          6.00                        150,000(e)        155,273
TIAA Global Markets
   01-22-08          3.88                        110,000(d)        113,243
Total                                                              461,522

Food (1.2%)
Kellogg
  Sr Nts
   06-01-08          2.88                        145,000           142,600
Kraft Foods
   10-01-08          4.00                        155,000           158,412
Total                                                              301,012

Health care products (0.2%)
Wyeth
   02-01-14        5.50                        50,000               52,107

Industrial transportation (0.3%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11        6.38                        75,000(c)            84,836

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
101  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Insurance (2.0%)
ASIF Global Financing
   01-17-13          4.90%                      $250,000(d)       $254,042
Berkshire Hathaway
   10-15-13          4.63                        110,000(d)        110,678
MassMutual Global Funding II
   07-15-08          2.55                         30,000(d)         29,151
Met Life Global Funding I
   06-19-08          2.60                        100,000(d)         97,201
Pacific Life
   09-15-33          6.60                         20,000(d)         21,782
Total                                                              512,854

Leisure time & entertainment (1.2%)
Time Warner
   05-01-12          6.88                         75,000            84,945
   05-15-29          6.63                         75,000            77,894
   05-01-32          7.70                         40,000            47,060
Viacom
   05-15-11          6.63                         90,000           103,253
Total                                                              313,152

Multi-industry (0.1%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11          6.75                         20,000(c)         22,093

Paper & packaging (0.9%)
Intl Paper
   01-15-14          5.50                         65,000            67,116
MeadWestvaco
   04-01-12          6.85                         25,000            28,005
Weyerhaeuser
   03-15-07          6.13                         40,000            43,691
   03-15-12          6.75                         85,000            95,395
Total                                                              234,207

Retail -- general (0.5%)
Wal-Mart Stores
   02-15-11          4.13                        115,000           116,058

Retail -- grocery (0.1%)
Kroger
   02-01-13          5.50                         15,000            15,748

Telecom equipment & services (0.7%)
Cingular Wireless LLC
  Sr Nts
   12-15-11          6.50                         35,000            38,573
Sprint Capital
   03-15-12          8.38                        125,000           149,843
Total                                                              188,416

Utilities -- electric (4.3%)
American Electric Power
  Sr Nts Series C
   03-15-10          5.38                          5,000             5,337
Carolina Power & Light
   07-15-12          6.50                         95,000           106,977
CenterPoint Energy Houston Electric LLC
   01-15-14          5.75                         20,000            21,261
Consumers Energy
  1st Mtge
   02-17-09          4.80                         20,000            20,713
  1st Mtge Series C
   04-15-08          4.25                        115,000           117,616
Dayton Power & Light
  1st Mtge
   10-01-13          5.13                         75,000(d)         77,290
Dominion Resources
  Sr Nts Series B
   06-30-12          6.25                         40,000            44,187
  Sr Nts Series F
   08-01-33          5.25                         30,000            30,270
Duke Energy
   01-15-12          6.25                         90,000            98,498
  Sr Nts
   10-01-08          4.20                        110,000           111,696
Florida Power
  1st Mtge
   03-01-13          4.80                         20,000            20,493
Metropolitan Edison
   03-15-13          4.95                         45,000            45,358
MidAmerican Energy
  Sr Nts
   05-15-08          3.50                         10,000             9,965
Ohio Power
  Sr Nts Series F
   02-15-13          5.50                         10,000            10,549
  Sr Nts Series H
   01-15-14          4.85                        100,000            99,882
Public Service Co of Colorado
   03-01-13          4.88                         95,000            97,194
   04-01-14          5.50                         20,000            21,257
Tampa Electric
   08-15-12          6.38                        125,000           136,813
Total                                                            1,075,356

Utilities -- telephone (3.3%)
AT&T
  Sr Nts
   11-15-11          8.05                         30,000            34,943
British Telecom
  (U.S. Dollar)
   12-15-10          8.38                         30,000(c)         36,694
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10          8.50                         35,000(c)         42,568
   07-22-13          5.25                        155,000(c)        158,396
France Telecom
  (U.S. Dollar)
   03-01-11          9.00                         40,000(b,c)       48,250
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13          5.25                        130,000(c,d)      131,725
Verizon New England
  Sr Nts
   09-15-11          6.50                         25,000            27,954
Verizon New York
  Series A
   04-01-12          6.88                        245,000           276,006
Verizon Pennsylvania
  Series A
   11-15-11          5.65                         80,000            85,472
Total                                                              842,008

Total bonds
(Cost: $24,445,025)                                            $24,518,871

Short-term securities (27.6%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nts
   05-12-04          1.02%                    $4,900,000        $4,890,396
   05-19-04          1.00                      1,600,000         1,596,558
   05-26-04          1.00                        500,000           498,764

Total short-term securities
(Cost: $6,984,904)                                              $6,985,718

Total investments in securities
(Cost: $31,429,929)(i)                                         $31,504,589

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
102  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Core Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 3.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $1,087,426 or 4.3% of net assets.

(e) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,333,805.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) ACES (Automatically Convertible Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. ACES pay dividends, have voting rights, are noncallable for at least three years and upon maturity, convert into shares of common stock.

(h) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA --   Financial Security Assurance

(i) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $31,430,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 90,000
     Unrealized depreciation                                       (15,000)
                                                                   -------
     Net unrealized appreciation                                  $ 75,000
                                                                  --------

--------------------------------------------------------------------------------
103  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Diversified Bond Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (98.8%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount
Foreign government (0.6%)
United Mexican States
  (U.S. Dollar)
   03-03-15          6.63%                    $9,360,000(c)      $9,977,760

U.S. government obligations & agencies (24.9%)
Federal Home Loan Mtge Corp
   08-15-06          2.75                     30,800,000         31,292,492
   11-15-13          4.88                     21,830,000         22,596,757
   01-15-14          4.50                     21,200,000         21,292,220
Federal Natl Mtge Assn
   04-15-06          2.13                     16,500,000         16,579,167
   11-17-08          3.88                     21,000,000         21,337,260
   02-15-09          3.25                     63,624,000         63,458,513
Student Loan Mtge Assn
   07-25-39          3.46                      3,000,000(d)       3,000,939
U.S. Treasury
   01-31-05          1.63                      5,150,000         5,173,536
   05-31-05          1.25                      1,150,000         1,150,184
   11-15-05          5.75                      7,368,000(l)      7,896,713
   12-31-05          1.88                      8,670,000         8,719,445
   01-31-06          1.88                     16,180,000        16,262,793
   02-15-07          2.25                      6,326,000         6,350,216
   02-15-09          3.00                     13,915,000        13,949,788
   02-15-14          4.00                     32,426,000(l)     32,466,533
   08-15-23          6.25                    108,592,000       127,769,563
   02-15-26          6.00                     19,582,000        22,461,161
Total                                                          421,757,280

Commercial mortgage-backed/
Asset-backed securities (6.3%)(f)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06          3.85                      4,000,000         4,121,135
  Series 2003-3A Cl A3
   07-20-09          3.72                      2,500,000         2,528,162
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA Insured)
   02-12-09          3.55                      1,000,000(n)      1,026,178
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34          6.00                      4,650,076         4,817,200
Bear Stearns
  Commercial Mtge Securities
  Series 2003-RWR2 Cl A4
   05-11-39          5.19                      4,500,000         4,561,162
  Series 2003-T10 Cl A1
   03-13-40          4.00                      4,218,135         4,273,688
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33          6.50                      6,532,662(g)      6,812,750
  Series 2003-29 Cl 8A1
   11-25-18          6.00                      4,831,233(g)      5,079,354
  Series 2004-C1 Cl A2
   01-15-37          3.52                      3,000,000(g)      3,015,000
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   01-05-36          4.02                      3,500,000         3,564,022
KSL Resorts
  Series 2003-1A Cl C
   05-15-13          1.99                      1,700,000(d,i)    1,699,972
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26          5.39                      3,590,000         3,866,553
  Series 2002-C2 Cl A4
   06-15-31          5.59                      2,395,000         2,593,050
  Series 2002-C4 Cl A4
   09-15-26          4.56                      5,000,000         5,151,456
  Series 2002-C4 Cl A5
   09-15-31          4.85                      3,000,000         3,097,938
  Series 2002-C8 Cl A3
   11-15-27          4.83                      1,550,000         1,608,172
  Series 2003-C3 Cl A2
   05-15-27          3.09                      7,500,000         7,450,159
  Series 2003-C8 Cl A2
   11-15-27          4.21                        850,000           875,356
  Series 2004-C1 Cl A4
   01-15-31          4.57                      4,400,000         4,371,125
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40          3.27                      6,695,319         6,570,131
  Series 2003-T11 Cl A2
   06-13-41          4.34                      5,170,000         5,334,562
  Series 2004-T13 Cl A2
   09-13-45          3.94                      3,500,000         3,529,645
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39          5.98                      2,860,000         3,168,883
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08          2.61                      1,250,000         1,262,271
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29          5.86                      3,800,000         3,911,302
  Series 2004-KS1 Cl AI3
   09-25-28          2.95                      1,300,000         1,304,265
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33          5.50                      4,071,798         4,108,879
Washington Mutual
  Series 2003-AR10 CL A6
   10-25-33          4.10                       6,100,00         6,133,755
Total                                                          105,836,125

Mortgage-backed securities (36.0%)(f)
Federal Home Loan Mtge Corp
   05-01-07          9.00                        225,347           235,652
   09-27-12          3.61                      3,800,000         3,863,162
   05-01-13          4.50                      2,232,556         2,289,242
   05-01-18          5.50                      2,754,828         2,872,647
   08-01-18          5.00                      7,993,390         8,213,118
   10-01-18          5.00                      5,585,268         5,738,800
   11-15-18          5.00                      5,000,000         5,247,028
   12-01-18          6.00                      2,141,447(g)       2,257,888
   02-01-23          6.00                     11,578,638         12,117,420
   12-01-23          6.00                      8,359,027          8,747,486
   08-01-24          8.00                        462,657           505,134
   01-01-25          9.00                        125,835           140,240
   09-01-28          6.00                      2,598,600          2,709,631
   11-15-28          4.50                      3,380,902          3,433,453
   12-01-30          5.50                      2,208,496          2,267,978
   10-01-31          6.00                      6,360,526          6,620,858
   12-01-32          6.00                      2,055,720          2,139,523
   04-01-33          6.00                        909,210           951,366
   05-01-33          5.50                      4,709,870          4,825,315
   06-01-33          5.50                      4,702,756         4,818,026
   09-01-33          4.56                        778,706           778,628
  Collateralized Mtge Obligation
   07-15-16          4.00                      4,000,000         4,028,638
   10-15-18          4.00                      2,800,000         2,599,716
   10-15-18          5.00                      3,700,000         3,882,850
   11-15-18          5.00                      9,300,000         9,760,413
   01-15-19          5.00                      6,800,000         7,140,976
   02-15-19          4.50                      1,300,000         1,292,688
   03-15-22          7.00                      3,589,807         3,687,571
   07-15-22          7.00                      3,663,747         3,805,901
   02-15-27          5.00                      5,200,000         5,412,413
   02-15-33          5.50                      6,368,024         6,769,401
  Interest Only
   02-15-14          7.40                      2,700,000(h)        257,661
   06-15-18         30.45                      2,080,125(h)        161,800
   10-15-22          0.00                      7,404,068(h)        890,561
Federal Natl Mtge Assn
   09-01-07          8.50                        418,550           435,261
   11-01-12          4.79                     10,000,000        10,331,620
   01-01-13          4.78                      5,360,000         5,535,976
   01-01-13          4.92                      2,761,952         2,894,146
   02-01-13          4.83                      3,206,542         3,339,430
   04-01-13          7.00                      5,125,763         5,498,586
   06-01-13          4.85                      4,508,796         4,688,233
   12-01-13          5.50                      4,599,087         4,818,017
   04-01-14          5.50                         39,202            41,068
   08-01-16          6.00                      1,600,577         1,688,373
   08-01-16          6.50                      1,896,982         2,018,796
   02-01-17          7.00                      2,492,040         2,671,752
   03-01-17          6.50                      2,174,594         2,315,982
   08-01-17          6.00                      3,521,232         3,740,978
   08-01-17          6.50                      5,588,832         5,948,585
   09-01-17          6.00                      1,089,324         1,149,081
   09-01-17          6.50                      5,319,145         5,716,366
   02-01-18          5.50                     12,626,188        13,169,888
   03-01-18          5.50                      3,441,584         3,598,527
   04-01-18          5.00                      4,266,491         4,399,781
   06-01-18          5.00                      4,542,716         4,669,273
   07-01-18          5.50                        242,360           252,763
   08-01-18          4.50                      2,970,679         3,003,867
   09-01-18          5.50                      5,245,809         5,488,522

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
104  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   10-01-18          5.00%                    $4,320,675        $4,450,825
   10-01-18          5.50                      2,146,901         2,245,060
   12-01-18          6.00                      3,215,937         3,391,105
   02-01-19          5.00                      3,699,223(g)      3,802,506
   03-01-19          4.50                     13,150,000(g)     13,273,281
   03-01-19          5.00                      2,400,000(g)      2,463,749
   03-01-19          5.50                     10,300,000(g)     10,728,089
   03-01-19          6.00                      6,900,000(g)      7,268,722
   04-01-19          5.00                     15,350,000(g)     15,709,773
   04-01-19          5.50                      8,000,000(g)      8,307,504
   11-01-21          8.00                         59,876            65,591
   04-01-22          8.00                        226,390           247,901
   04-01-23          8.50                        785,796           862,648
   07-01-23          5.00                      4,578,833         4,664,680
   08-01-23          5.50                     10,186,058        10,536,893
   09-01-23          5.50                      7,667,705         7,931,802
   06-01-24          9.00                        773,926           862,469
   02-01-27          7.50                      1,364,271         1,464,502
   07-01-28          5.50                      2,668,741         2,743,760
   08-01-28          5.50                      3,337,767         3,431,592
   10-01-28          6.00                      6,224,239         6,497,593
   11-01-28          6.50                      3,897,925         4,106,191
   01-01-29          6.50                      3,931,539         4,141,602
   06-01-29          7.00                      1,043,959         1,109,057
   11-01-31          7.00                      5,792,072         6,151,562
   05-01-32          7.00                      7,288,956         7,741,483
   06-01-32          7.00                      4,102,650         4,357,358
   07-01-32          6.50                      3,489,133         3,671,173
   08-01-32          6.50                      6,584,150         6,928,435
   08-01-32          7.00                      1,339,722         1,422,820
   09-01-32          6.00                     11,997,074        12,500,494
   10-01-32          6.50                      5,836,553         6,175,539
   11-01-32          7.00                      2,071,293         2,199,887
   01-01-33          6.00                     21,552,833        22,472,974
   02-01-33          5.50                      5,168,671         5,291,839
   03-01-33          5.50                     14,335,803        14,696,588
   03-01-33          6.00                     13,496,739        14,111,665
   03-01-33          6.50                      5,221,797         5,494,236
   04-01-33          5.50                      8,352,759         8,551,803
   04-01-33          6.00                     16,962,721        17,769,441
   05-01-33          5.50                     19,220,226        19,685,725
   05-01-33          6.50                      1,180,273         1,241,852
   06-01-33          5.50                      3,367,814         3,452,270
   07-01-33          5.50                      6,523,212         6,678,658
   07-01-33          7.00                      3,127,360         3,321,339
   08-01-33          5.50                        993,129         1,016,795
   11-01-33          6.50                      8,375,183         8,812,147
   12-01-33          5.00                      6,973,981         7,113,740
   01-01-34          6.50                      1,558,516         1,639,829
   02-01-34          6.50                      9,752,990(g)     10,261,838
   03-01-34          6.50                      3,800,000(g)      3,995,936
   04-01-34          5.00                      8,000,000(g)      7,982,495
   04-01-34          6.00                      1,600,000(g)      1,660,000
  Collateralized Mtge Obligation
   04-25-12          5.34                      7,500,000         7,992,756
   11-25-12          4.49                      6,500,000         6,519,956
   07-25-16          4.00                      4,000,000         4,027,354
   12-25-26          8.00                      3,531,916         3,870,200
   03-30-34          5.00                      5,000,000(g)      5,232,031
   09-25-42          5.00                      3,280,000         3,394,063
  Interest Only
   12-25-12          0.00                      2,614,276(h)        198,397
Govt Natl Mtge Assn
   05-15-33          6.00                      4,898,997         5,120,248
   10-15-33          5.50                      6,166,712         6,338,175
  Collateralized Mtge Obligation
  Interest Only
   01-20-32          9.44                      2,421,889(h)        232,546
   08-20-32          6.70                     10,482,493(h)      1,334,308
Total                                                          608,844,905

Aerospace & defense (0.4%)
Alliant Techsystems
   05-15-11          8.50                        500,000           555,000
DRS Technologies
  Sr Sub Nts
   11-01-13          6.88                        500,000(d)        517,500
L-3 Communications
   06-15-12          7.63                      1,395,000         1,548,450
Raytheon
   11-01-08          6.15                        810,000           896,131
   04-01-13          5.38                      3,100,000         3,209,030
TD Funding
   07-15-11          8.38                        750,000           791,250
Total                                                            7,517,361

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20          6.81                        736,899           692,928

Automotive & related (0.6%)
DaimlerChrysler NA Holding
   01-15-08          4.75                      1,250,000         1,291,125
   06-04-08          4.05                      1,030,000         1,032,132
   11-15-13          6.50                      3,165,000         3,379,366
Ford Motor
   10-01-28          6.63                      1,015,000           932,860
   02-01-29          6.38                      2,670,000         2,377,021
TRW Automotive
  Sr Nts
   02-15-13          9.38                        500,000           570,000
Total                                                            9,582,504

Banks and savings & loans (2.4%)
ANZ Capital Trust I
   12-29-49          5.36                      3,220,000(d)      3,287,575
Bank of America
  Sr Nts
   09-15-12          4.88                      3,600,000         3,692,282
Banknorth Group
  Sr Nts
   05-01-08          3.75                      2,000,000         2,013,320
Golden West Financial
  Sr Nts
   10-01-12          4.75                      1,305,000         1,335,452
US Bank Natl Assn Minnesota
   08-01-11          6.38                      5,950,000         6,736,471
Wachovia
  Sr Nts
   02-17-09          3.63                      3,230,000         3,252,520
Washington Mutual Bank FA
  Sub Nts
   06-15-11          6.88                      9,010,000        10,399,234
Wells Fargo Bank NA
  Sub Nts
   02-01-11          6.45                      8,550,000         9,737,433
Total                                                           40,454,287

Beverages & tobacco (0.1%)
Cott Beverages
   12-15-11          8.00                        960,000         1,048,800

Broker dealers (1.3%)
Goldman Sachs Group
   04-01-13          5.25                      3,055,000         3,145,556
   07-15-13          4.75                        710,000           702,325
Lehman Brothers Holdings
   03-13-09          3.60                      3,090,000         3,097,663
Merrill Lynch & Co
   11-04-10          4.50                      3,800,000         3,902,254
Morgan Stanley
   01-15-09          3.88                      3,140,000         3,185,781
   05-15-10          4.25                      1,700,000         1,728,824
   03-01-13          5.30                      5,890,000         6,144,801
Total                                                           21,907,204

Building materials & construction (0.3%)
Associated Materials
   04-15-12          9.75                        250,000           275,000
Louisiana Pacific
  Sr Nts
   08-15-10          8.88                      1,440,000         1,720,800
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11          9.00                        620,000(d)        651,000
Nortek Holdings
  Sr Sub Nts Series B
   06-15-11          9.88                        500,000           557,500
Ryland Group
  Sr Nts
   06-01-08          5.38                      1,250,000         1,290,625
Total                                                            4,494,925

Cable (0.9%)
Comcast
   03-15-11          5.50                        540,000           573,761
Comcast Cable Communications
   11-15-08          6.20                     10,435,000        11,527,074

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
105  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Cable (cont.)
CSC Holdings
  Sr Nts
   12-15-07          7.88%                      $750,000          $808,125
DirectTV Holdings/Finance
  Sr Nts
   03-15-13          8.38                        750,000           853,125
EchoStar DBS
  Sr Nts
   10-01-08          5.75                        850,000(d)        867,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14          6.88                      1,335,000(c)      1,398,413
Total                                                           16,027,498

Cellular telecommunications (0.4%)
AT&T Wireless Services
  Sr Nts
   03-01-11          7.88                      3,720,000         4,377,380
Nextel Communications
  Sr Nts
   10-31-13          6.88                      1,650,000         1,757,250
Total                                                            6,134,630

Chemicals (0.2%)
Airgas
   10-01-11          9.13                        750,000           851,250
Compass Minerals Group
   08-15-11         10.00                      1,250,000         1,412,500
Georgia Gulf
  Sr Nts
   12-15-13          7.13                        455,000(d)        483,438
MacDermid
   07-15-11          9.13                        260,000           295,100
Total                                                            3,042,288

Computer hardware (--%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09          8.00                        500,000(c)        541,250

Energy (0.7%)
Chesapeake Energy
  Sr Nts
   01-15-16          6.88                        595,000(d)        614,338
   01-15-16          6.88                        400,000           413,500
Gulfterra Energy Partner
  Sr Nts
   06-01-10          6.25                      1,395,000         1,468,238
Newfield Exploration
  Sr Nts
   03-01-11          7.63                      1,500,000         1,687,500
  Sr Sub Nts
   08-15-12          8.38                        170,000           191,250
Pemex Project Funding Master Trust
   12-15-14          7.38                      3,040,000         3,313,842
Tom Brown
   09-15-13          7.25                        165,000           176,963
XTO Energy
  Sr Nts
   04-15-12          7.50                      1,260,000         1,480,500
   04-15-13          6.25                      2,855,000         3,094,106
Total                                                           12,440,237

Energy equipment & services (0.2%)
Grant Prideco Escrow
   12-15-09          9.00                      1,000,000         1,115,000
Key Energy Services
  Series C
   03-01-08          8.38                        190,000           205,200
  Sr Nts
   05-01-13          6.38                        540,000           558,900
Offshore Logistics
   06-15-13          6.13                        915,000           887,550
Total                                                            2,766,650

Finance companies (2.6%)
Citigroup
   02-01-08          3.50                      8,530,000         8,649,761
  Sub Nts
   10-01-10          7.25                      3,350,000(l)      3,951,204
Ford Motor Credit
   10-25-11          7.25                      1,290,000         1,397,538
   10-01-13          7.00                      6,470,000         6,798,870
GMAC
   09-15-11          6.88                     21,745,000        23,452,223
Total                                                           44,249,596

Financial services (1.4%)
Capital One Bank
  Sr Nts
   02-01-06          6.88                        880,000           952,958
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12          5.25                     12,520,000(c)     13,061,840
TIAA Global Markets
   01-22-08          3.88                      8,570,000(d)      8,822,643
Toyota Motor Credit
   12-15-10          4.35                        530,000           549,239
Total                                                           23,386,680

Food (1.2%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75                        250,000(c,d)      272,500
Chiquita Brands Intl
  Sr Nts
   03-15-09         10.56                        750,000           828,750
Del Monte
  Sr Sub Nts
   12-15-12          8.63                        250,000           276,250
Kellogg
  Sr Nts
   06-01-08          2.88                     10,090,000         9,923,011
Kraft Foods
   10-01-08          4.00                      9,500,000         9,709,095
Total                                                           21,009,606

Health care products (0.3%)
Apogent Technologies
  Sr Sub Nts
   05-15-13          6.50                        750,000           785,625
Kinetic Concepts
  Sr Sub Nts
   05-15-13          7.38                        290,000(d)        307,400
Wyeth
   02-01-14          5.50                      3,240,000         3,376,501
Total                                                            4,469,526

Health care services (0.2%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13          8.00                        375,000           411,563
   09-01-13          8.00                        350,000(d)        384,125
NeighborCare
  Sr Sub Nts
   11-15-13          6.88                        460,000(d)        478,400
Omnicare
  Sr Sub Nts
   06-01-13          6.13                      1,000,000         1,025,000
Province Healthcare
  Sr Sub Nts
   06-01-13          7.50                        250,000           258,125
Triad Hospitals
  Sr Sub Nts
   11-15-13          7.00                        250,000(d)        258,750
Total                                                            2,815,963

Home building (0.4%)
D.R. Horton
   12-01-07          7.50                        500,000           550,000
   01-15-09          5.00                        495,000           499,950
   07-01-13          5.88                      1,615,000         1,631,150
KB HOME
  Sr Nts
   02-01-14          5.75                      1,075,000(d)      1,037,375
Meritage
   06-01-11          9.75                      1,140,000         1,276,800
NVR
  Sr Nts
   06-15-10          5.00                      1,250,000         1,234,375
Total                                                            6,229,650

Household products (--%)
Scotts
  Sr Sub Nts
   11-15-13          6.63                        140,000(d)        144,900

Industrial services (0.1%)
Allied Waste North America
   11-15-10          6.50                        310,000(d)        314,650
   02-15-14          6.13                        500,000(d)        483,750
  Sr Nts
   04-15-13          7.88                        750,000           813,750
Total                                                            1,612,150

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
106  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Industrial transportation (0.3%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11          6.38%                    $4,190,000(c)     $4,739,502
Greater Beijing First Expressways
  (U.S. Dollar) Sr Nts
   06-15-07          9.50                      2,290,000(b,c,k)     45,800
Union Pacific
   02-01-08          6.63                        790,000           877,287
Total                                                            5,662,589

Insurance (1.9%)
ASIF Global Financing
   11-26-07          3.85                      2,690,000(d)      2,769,920
   01-17-13          4.90                     14,940,000(d)     15,181,580
Berkshire Hathaway
   10-15-13          4.63                      6,950,000(d)      6,992,812
MassMutual Global Funding II
   07-15-08          2.55                      1,500,000(d)      1,457,544
Met Life Global Funding I
   06-19-08          2.60                      4,740,000(d)      4,607,327
Pacific Life
   09-15-33          6.60                        830,000(d)        903,953
Total                                                           31,913,136

Leisure time & entertainment (0.8%)
Speedway Motorsports
  Sr Sub Nts
   06-01-13          6.75                        750,000           781,875
Time Warner
   05-01-12          6.88                      1,975,000         2,236,897
   05-15-29          6.63                      5,890,000         6,117,300
   05-01-32          7.70                      2,470,000         2,905,953
Vail Resorts
  Sr Sub Nts
   02-15-14          6.75                        410,000(d)        407,950
Viacom
   05-15-11          6.63                      1,680,000         1,927,372
Total                                                           14,377,347

Lodging & gaming (0.3%)
Caesars Entertainment
  Sr Sub Nts
   05-15-11          8.13                        250,000           282,500
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09          9.25                        750,000           813,750
Coast Hotels & Casino
   04-01-09          9.50                        500,000           526,250
Hilton Hotels
   12-01-12          7.63                        625,000           706,250
MGM Mirage
   10-01-09          6.00                      1,000,000         1,040,000
   02-27-14          5.88                        430,000           425,700
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12          8.00                      1,475,000         1,615,125
Park Place Entertainment
  Sr Sub Nts
   03-15-10          7.88                        250,000           277,500
Total                                                            5,687,075

Machinery (0.1%)
Joy Global
  Series B
   03-15-12          8.75                        750,000           840,000
Manitowoc
  Sr Nts
   11-01-13          7.13                        195,000           204,750
Terex
   01-15-14          7.38                        485,000(d)        511,675
Total                                                            1,556,425

Media (1.1%)
AOA Holdings LLC
  Sr Nts
   06-15-08         12.00                      2,437,500(k)      2,535,000
CanWest Media
  (U.S. Dollar) Series B
   04-15-13          7.63                        750,000(c)        817,500
CBD Media/Finance
   06-01-11          8.63                        970,000         1,062,150
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12          8.75                      1,065,000(c)      1,184,813
Dex Media West/Finance
  Sr Nts
   08-15-10          8.50                        350,000(d)        390,250
Hollinger Intl Publishing
  Sr Nts
   12-15-10          9.00                        600,000           654,000
Lamar Media
   01-01-13          7.25                        150,000           162,000
Lin Television
  Sr Sub Nts
   05-15-13          6.50                        670,000           683,400
Morris Publishing
  Sr Sub Nts
   08-01-13          7.00                        675,000(d)        689,344
Nexstar Finance LLC
   04-01-08         12.00                        500,000           563,125
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11         11.13                        275,000(c)        314,875
Radio One
  Series B
   07-01-11          8.88                        500,000           552,500
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11          7.25                      1,000,000(c)      1,117,500
Sinclair Broadcast Group
   03-15-12          8.00                        600,000           645,000
Sun Media
  (U.S. Dollar)
   02-15-13          7.63                        750,000(c)        811,875
Susquehanna Media
  Sr Sub Nts
   04-15-13          7.38                        400,000           424,500
United Artists Theatre
   07-01-15          9.30                      3,274,002         3,241,261
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08          6.25                      2,325,000(c)      2,452,875
Total                                                           18,301,968

Metals (0.1%)
Jorgensen Earle M.
   06-01-12          9.75                        250,000           278,750
Peabody Energy
  Series B
   03-15-13          6.88                        500,000           533,750
United States Steel
  Sr Nts
   05-15-10          9.75                        750,000           855,000
Total                                                            1,667,500

Multi-industry (0.4%)
SPX
  Sr Nts
   06-15-11          6.25                      1,290,000         1,328,700
Tyco Intl Group
  (U.S. Dollar)
   02-15-11          6.75                        980,000(c)      1,082,537
  (U.S. Dollar) Sr Nts
   11-15-13          6.00                      3,830,000(c,d)    4,007,257
Total                                                            6,418,494

Paper & packaging (1.3%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13          6.00                      1,000,000(c)        959,752
Ball
   12-15-12          6.88                      1,130,000         1,203,450
Boise Cascade
  Sr Nts
   11-01-10          6.50                        280,000           294,006
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13          7.25                      1,000,000(c)      1,045,000
Crown Paper
  Sr Sub Nts
   09-01-05         11.00                      3,450,000(b,m)           --
Georgia-Pacific
   02-01-10          8.88                        500,000           570,000
Graphic Packaging Intl
  Sr Nts
   08-15-11          8.50                        215,000           237,038
Intl Paper
   01-15-14          5.50                      4,540,000         4,687,822
MeadWestvaco
   04-01-12          6.85                      1,610,000         1,803,493

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
107  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Paper & packaging (cont.)
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13          6.75%                    $1,055,000(c)     $1,113,025
Owens-Brockway Glass
   05-15-11          7.75                        750,000           795,000
Silgan Holdings
  Sr Sub Nts
   11-15-13          6.75                      1,075,000(d)      1,096,500
Stone Container
  Sr Nts
   07-01-12          8.38                        750,000           808,125
Weyerhaeuser
   03-15-07          6.13                      3,070,000         3,353,290
   03-15-12          6.75                      3,225,000         3,619,385
Total                                                           21,585,886

Real estate investment trust (--%)
Host Marriott LP
  Sr Nts
   11-01-13          7.13                        500,000           516,250

Restaurants (0.2%)
Dominos
  Sr Sub Nts
   07-01-11          8.25                        500,000           536,250
YUM! Brands
  Sr Nts
   05-15-08          7.65                      2,535,000         2,902,575
Total                                                            3,438,825

Retail -- general (0.9%)
CSK Auto
   01-15-14          7.00                        500,000(d)        500,000
United Auto Group
   03-15-12          9.63                        750,000           828,750
Wal-Mart CRAVE 401
   07-17-06          7.00                      4,797,069(d)      5,147,111
Wal-Mart Stores
   02-15-11          4.13                      7,550,000         7,619,460
William Carter
  Series B
   08-15-11         10.88                      1,048,000         1,215,680
Total                                                           15,311,001

Retail -- grocery (--%)
Kroger
   02-01-13          5.50                        680,000           713,925

Telecom equipment & services (1.5%)
Cincinnati Bell
   07-15-13          7.25                        750,000           772,500
Cingular Wireless LLC
  Sr Nts
   12-15-11          6.50                      2,180,000         2,402,574
Qwest
   11-01-04          7.20                      1,000,000         1,025,000
   03-15-12          9.13                      1,000,000(d,i)    1,135,000
Rogers Wireless
  (U.S. Dollar)
   03-01-14          6.38                        715,000(c,d)      722,150
Sprint Capital
   03-15-12          8.38                      8,315,000         9,967,506
Telus
  (U.S. Dollar)
   06-01-07          7.50                      4,810,000(c)      5,436,690
Verizon Virginia Cl A
   03-15-13          4.63                      3,400,000         3,331,252
Vodafone Group
  (U.S. Dollar)
   02-15-10          7.75                        420,000(c)        501,396
Total                                                           25,294,068

Utilities -- electric (5.0%)
American Electric Power
  Sr Nts Series C
   03-15-10          5.38                      2,105,000         2,246,906
Carolina Power & Light
   07-15-12          6.50                        795,000           895,230
Centerpoint Energy
   02-15-11          7.75                      1,000,000         1,132,535
CenterPoint Energy Houston Electric LLC
   01-15-14          5.75                        150,000           159,461
Cleveland Electric Illuminating
  Sr Nts
   12-15-13          5.65                      3,350,000(d)      3,428,015
Columbus Southern Power
  Sr Nts Series C
   03-01-13          5.50                      2,400,000         2,532,307
Commonwealth Edison
   02-01-08          3.70                      1,910,000         1,949,021
  1st Mtge
   08-15-10          4.74                      1,150,000         1,195,402
   02-17-09          4.80                      1,700,000         1,760,636
  1st Mtge Series C
   04-15-08          4.25                      7,310,000         7,476,273
Dayton Power & Light
  1st Mtge
   10-01-13          5.13                      4,220,000(d)      4,348,837
Dominion Resources
  Sr Nts
   09-17-12          5.70                      1,680,000         1,803,850
  Sr Nts Series B
   06-30-12          6.25                        360,000           397,684
  Sr Nts Series F
   08-01-33          5.25                      2,470,000         2,492,267
DPL
  Sr Nts
   09-01-11          6.88                        785,000           830,138
Duke Energy
   01-15-12          6.25                      1,590,000         1,740,123
  1st Mtge
   03-05-08          3.75                      6,140,000         6,268,572
  Sr Nts
   10-01-08          4.20                      7,850,000         7,971,022
Duke Energy Field Services
   08-16-05          7.50                      2,500,000         2,699,298
Duquesne Light
  1st Mtge Series O
   04-15-12          6.70                        420,000           478,712
Florida Power
  1st Mtge
   03-01-13          4.80                      7,105,000         7,279,996
Indianapolis Power & Light
  1st Mtge
   07-01-13          6.30                      1,040,000(d)      1,128,858
IPALCO Enterprises
   11-14-08          8.38                        190,000           211,850
   11-14-11          8.63                      1,740,000         1,966,200
Metropolitan Edison
   03-15-13          4.95                      2,040,000         2,056,226
MidAmerican Energy
  Sr Nts
   05-15-08          3.50                        680,000           677,634
Northern States Power
  1st Mtge
   08-01-10          4.75                      3,090,000         3,221,881
Northern States Power - Minnesota
  1st Mtge Series B
   08-28-12          8.00                      1,560,000         1,942,891
Ohio Power
  Sr Nts Series F
   02-15-13          5.50                      1,130,000         1,191,993
  Sr Nts Series H
   01-15-14          4.85                      2,655,000         2,651,867
PG&E
   07-15-08          6.88                      1,010,000(d)      1,102,435
Public Service Co of Colorado
   10-01-08          4.38                      2,420,000         2,517,066
   03-01-13          4.88                        440,000           450,161
   04-01-14          5.50                      1,470,000         1,562,362
Tampa Electric
   08-15-07          5.38                        460,000           491,787
   08-15-12          6.38                      3,930,000         4,301,424
Teco Energy
  Sr Nts
   06-15-10          7.50                        465,000           490,575
Total                                                           85,051,495

Utilities -- natural gas (0.6%)
ANR Pipeline
   03-15-10          8.88                        765,000           845,325
Consolidated Natural Gas
  Sr Nts
   04-15-11          6.85                        830,000           949,528
El Paso Natl Gas
  Sr Nts Series A
   08-01-10          7.63                        330,000           336,600
NiSource Finance
   11-01-06          3.20                      1,650,000         1,673,546
Northwest Pipeline
   03-01-10          8.13                      1,275,000         1,389,750
Panhandle Eastern Pipeline
  Sr Nts
   08-15-08          4.80                      1,270,000         1,315,263
Southern Natural Gas
   03-15-10          8.88                        750,000           825,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
108  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Utilities -- natural gas (cont.)
Transcontinental Gas Pipeline
  Series B
   08-15-11          7.00%                    $1,000,000        $1,075,000
Williams Companies
   03-15-12          8.13                        875,000           953,750
Total                                                            9,363,762

Utilities -- telephone (2.8%)
AT&T
  Sr Nts
   11-15-11          8.05                      2,005,000         2,335,326
British Telecom
  (U.S. Dollar)
   12-15-10          8.38                      2,080,000(c)      2,544,144
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10          8.50                      1,950,000(c)      2,371,625
   07-22-13          5.25                      6,505,000(c)      6,647,525
   06-15-30          8.75                      1,500,000(c)      1,932,407
France Telecom
  (U.S. Dollar)
   03-01-11          8.75                        670,000(c,i)      808,180
   03-01-31          9.50                        750,000(c,i)      991,753
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13          5.25                      6,610,000(c,d)    6,697,734
   11-15-33          6.38                        990,000(c,d)    1,016,546
Verizon New England
  Sr Nts
   09-15-11          6.50                      6,370,000         7,122,551
Verizon New York
  Series A
   04-01-12          6.88                      5,370,000         6,049,622
Verizon Pennsylvania
  Series A
   11-15-11          5.65                      8,700,000         9,295,079
Total                                                           47,812,492

Total bonds
(Cost: $1,644,637,736)                                      $1,671,656,941

Preferred stock (--%)
Issuer                                        Shares               Value(a)

Intermedia Communications
   13.50% Pay-in-kind Series B                      1(b,j)              $2

Total preferred stock
(Cost: $496)                                                            $2

Short-term securities (8.2%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (4.6%)
Federal Home Loan Mtge Corp Disc Nts
   03-04-04          1.08%                    $3,400,000        $3,399,452
   03-11-04          1.06                      2,400,000         2,399,179
   04-13-04          1.00                      7,000,000         6,991,290
Federal Natl Mtge Assn Disc Nts
   04-07-04          1.00                      1,100,000         1,098,838
   04-14-04          1.00                      1,100,000         1,098,671
   05-05-04          1.02                     15,000,000        14,973,465
   05-12-04          1.02                     11,200,000        11,178,048
   05-19-04          1.00                     17,200,000        17,163,003
   05-26-04          1.00                     20,000,000        19,953,180
Total                                                           78,255,126

Commercial paper (3.6%)
Bear Stearns
   04-02-04          1.04                      5,000,000         4,994,861
CHARTA LLC
   05-12-04          1.04                     15,000,000(e)     14,968,242
Greyhawk Funding LLC
   05-14-04          1.04                     14,300,000(e)     14,268,905
Receivables Capital
   05-13-04          1.05                     15,400,000(e)     15,366,955
Windmill Funding
   03-01-04          1.04                     11,200,000(e)     11,199,029
Total                                                           60,797,992

Total short-term securities
(Cost: $139,045,039)                                          $139,053,118

Total investments in securities
(Cost: $1,783,683,271)(o)                                   $1,810,710,061

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
109  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $87,869,053 or 5.2% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $55,803,131 or 3.3% of net assets.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $107,839,156.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Feb. 29, 2004.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Feb. 29, 2004, is as follows:

     Security                                Acquisition              Cost
                                                date
     AOA Holdings LLC
        12.00% Sr Nts 2008                    06-02-02          $2,437,500
     Greater Beijing First Expressways
        (U.S. Dollar) Sr Nts 9.50% 2007       10-20-03             456,859

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                      Notional amount

     Purchase contracts
     U.S. Treasury Bond, June 2004, 20-year                    $24,500,000

     Sale contracts
     U.S. Treasury Notes, March 2004, 5-year                     3,500,000
     U.S. Treasury Notes, March 2004, 10-year                   14,800,000
     U.S. Treasury Notes, June 2004, 5-year                      7,100,000
     U.S. Treasury Notes, June 2004, 10-year                   180,900,000

(m)  Negligible market value.

(n) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA --  Financial Security Assurance

(o) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $1,783,683,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $31,606,000
     Unrealized depreciation                                    (4,579,000)
                                                                ----------
     Net unrealized appreciation                               $27,027,000
                                                               -----------

--------------------------------------------------------------------------------
110  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Diversified Equity Income Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)
Issuer                                        Shares               Value(a)

Aerospace & defense (3.3%)
Goodrich                                      279,417           $8,240,008
Honeywell Intl                                210,300            7,371,015
Rockwell Automation                            88,200            2,686,572
United Technologies                            29,749            2,740,180
Total                                                           21,037,775

Airlines (1.3%)
AMR                                           428,600(b)         6,514,720
Northwest Airlines Cl A                       156,600(b)         1,697,544
Total                                                            8,212,264

Automotive & related (1.8%)
Eaton                                          91,898            5,379,709
General Motors                                133,414            6,419,882
Total                                                           11,799,591

Banks and savings & loans (1.7%)
Bank of America                                42,700            3,497,984
FleetBoston Financial                          57,373            2,583,506
Washington Mutual                             105,510            4,741,620
Total                                                           10,823,110

Beverages & tobacco (1.7%)
Altria Group                                  186,800           10,750,340

Broker dealers (2.6%)
J.P. Morgan Chase                              66,020            2,708,140
Lehman Brothers Holdings                       28,823            2,499,242
Merrill Lynch & Co                             93,100            5,698,651
Morgan Stanley                                 96,968            5,794,808
Total                                                           16,700,841

Building materials & construction (1.3%)
Cemex ADR                                     135,950(c)         3,922,158
Fluor                                         108,755            4,483,968
Total                                                            8,406,126

Chemicals (3.1%)
Air Products & Chemicals                       25,400            1,225,296
Compass Minerals Intl                         128,200            2,134,530
Dow Chemical                                  175,211            7,616,422
du Pont (EI) de Nemours                       140,300            6,326,127
Eastman Chemical                               29,300            1,240,855
Imperial Chemical Inds ADR                     78,000(c)         1,370,460
Total                                                           19,913,690

Computer hardware (0.5%)
Hewlett-Packard                               152,300            3,458,733

Computer software & services (1.2%)
Electronic Data Systems                       249,100            4,770,265
Microsoft                                     120,300            3,187,950
Total                                                            7,958,215

Energy (12.2%)
BP ADR                                        227,521(c)        11,194,032
Burlington Resources                           19,800            1,159,092
ChevronTexaco                                 121,585           10,742,034
ConocoPhillips                                 62,550            4,307,819
Exxon Mobil                                   242,900           10,243,093
Kerr-McGee                                    142,128            7,426,188
Marathon Oil                                  230,000            8,082,200
Petroleo Brasileiro ADR                       260,000(c)         8,112,000
Repsol ADR                                    151,650(c)         3,122,474
Total ADR                                     101,700(c)         9,355,383
Unocal                                        134,000            5,092,000
Total                                                           78,836,315

Energy equipment & services (5.2%)
Baker Hughes                                  161,000            6,056,820
Halliburton                                   179,900            5,749,604
McDermott Intl                                507,650(b)         5,827,822
Schlumberger                                  116,100            7,487,289
Tidewater                                     241,649            8,029,996
Total                                                           33,151,531

Engineering & construction (1.2%)
Hanson ADR                                    195,894(c)         7,963,091

Environmental services (0.5%)
Waste Management                              108,600            3,095,100

Finance companies (2.0%)
Citigroup                                     252,261           12,678,638

Financial services (1.7%)
Capital One Financial                          61,500            4,349,280
Fannie Mae                                     41,700            3,123,330
MBNA                                          125,300            3,424,449
Total                                                           10,897,059

Food (0.8%)
Archer-Daniels-Midland                        284,990            4,901,828

Furniture & appliances (1.7%)
Stanley Works                                  76,800            2,974,464
Whirlpool                                     108,625            7,923,108
Total                                                           10,897,572

Health care products (0.4%)
Schering-Plough                               140,100            2,516,196

Health care services (3.8%)
PacifiCare Health Systems                     566,968(b)        20,240,758
Tenet Healthcare                              354,400(b)         4,259,888
Total                                                           24,500,646

Household products (0.4%)
Clorox                                         50,000            2,453,000

Industrial transportation (1.6%)
Burlington Northern Santa Fe                  317,820           10,227,448

Insurance (12.6%)
ACE                                           248,500(c)        11,172,560
CIGNA                                          35,300            1,956,679
Hartford Financial
  Services Group                               44,600            2,921,300
Jefferson-Pilot                                94,448            5,047,301
Lincoln Natl                                   94,315            4,379,045
Loews                                         133,956            8,076,207
SAFECO                                        177,622            7,992,990
St. Paul Companies                            205,600            8,787,344
Torchmark                                      93,366            4,866,236
Travelers Property
  Casualty Cl A                               550,882           10,004,017
UnumProvident                                 180,900            2,680,938
XL Capital Cl A                               174,619(c)        13,386,292
Total                                                           81,270,909

Leisure time & entertainment (1.6%)
Blockbuster Cl A                               33,300              572,094
Royal Caribbean Cruises                       212,100            9,385,425
Total                                                            9,957,519

Machinery (6.8%)
Caterpillar                                   245,066           18,563,750
Ingersoll-Rand Cl A                           181,590(c)        12,072,103
Parker-Hannifin                               125,430            7,045,403
Tomkins ADR                                   283,900(c)         5,678,000
Total                                                           43,359,256

Media (1.0%)
Donnelley (RR) & Sons                         197,411            6,269,773

Metals (1.0%)
Alcoa                                         174,417            6,535,405

Multi-industry (8.7%)
Cooper Inds Cl A                               60,500            3,201,055
Crane                                         169,222            5,438,795
Diebold                                        72,790            3,835,305
Dover                                         103,841            4,069,529
Eastman Kodak                                  77,800            2,220,412
Martin Marietta Materials                      54,769            2,688,610
Monsanto                                      195,500            6,459,320
Pentair                                        82,200            4,439,622
Pitney Bowes                                   98,509            4,073,347
Textron                                       185,595           10,270,828
YORK Intl                                     236,331            8,822,236
Total                                                           55,519,059

Paper & packaging (2.4%)
Abitibi-Consolidated                          425,950(c)         3,373,524
Intl Paper                                    216,290            9,572,995
MeadWestvaco                                   72,800            2,133,040
Total                                                           15,079,559

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
111  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Diversified Equity Income Fund

Issuer                                        Shares               Value(a)

Real estate investment trust (2.0%)
Crescent Real Estate Equities                 552,987           $9,798,930
Starwood Hotels &
  Resorts Worldwide                            73,900            2,882,839
Total                                                           12,681,769

Retail -- general (0.4%)
Penney (JC)                                    89,600            2,765,952

Retail -- grocery (1.1%)
Albertson's                                   143,300            3,545,242
SUPERVALU                                     114,135            3,230,021
Total                                                            6,775,263

Utilities -- electric (0.8%)
Dominion Resources                             38,200            2,400,106
Duke Energy                                   115,800            2,542,968
Total                                                            4,943,074

Utilities -- natural gas (0.3%)
El Paso                                       230,000            1,711,200

Utilities -- telephone (8.6%)
AT&T                                          312,300            6,255,369
BellSouth                                     349,500            9,632,220
BT Group                                    1,996,800            6,549,759
SBC Communications                            405,700            9,740,857
Sprint (FON Group)                            307,300            5,448,429
Telefonos de Mexico
  ADR Cl L                                    221,400(c)         7,520,958
Verizon Communications                        252,986            9,696,953
Total                                                           54,844,545

Total common stocks
(Cost: $522,338,972)                                          $622,892,392

Preferred stocks (0.4%)
Issuer                                        Shares               Value(a)

Baxter Intl
   7.00% Cv                                    17,800             $931,830
Xerox
   6.25% Cv                                     6,250              825,063
   7.50% Cv                                     9,000(d)           734,625

Total preferred stocks
(Cost: $1,965,000)                                              $2,491,518

Short-term securities (4.2%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agency (3.2%)
Federal Home Loan Mtge Corp Disc Nts
   05-04-04          1.02%                   $10,700,000       $10,681,360
   05-04-04          1.03                     10,000,000         9,982,581
Total                                                           20,663,941

Commercial paper (1.0%)
Amsterdam Funding
   05-05-04          1.05                      5,000,000(e)      4,990,415
Sigma Finance
   03-01-04          1.04                      1,200,000(e)      1,199,896
Total                                                            6,190,311

Total short-term securities
(Cost: $26,851,359)                                            $26,854,252

Total investments in securities
(Cost: $551,155,331)(f)                                       $652,238,162

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 15.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $734,625 or 0.1% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $6,190,311 or 1.0% of net assets.

(f) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $551,155,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $104,277,000
     Unrealized depreciation                                    (3,194,000)
                                                                ----------
     Net unrealized appreciation                              $101,083,000
                                                              ------------

--------------------------------------------------------------------------------
112  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Emerging Markets Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (87.2%)(c)
Issuer                                        Shares               Value(a)

Brazil (8.2%)

Energy (1.9%)
Petroleo Brasileiro ADR                        18,825             $587,340

Metals (2.0%)
Companhia Vale do
  Rio Doce ADR                                 12,252              609,537

Paper & packaging (1.0%)
Aracruz Celulose ADR                            8,488              306,841

Utilities -- electric (0.9%)
Companhia Energetica
  de Minas Gerais ADR                          15,736              278,212

Utilities -- telephone (2.4%)
Brasil Telecom
  Participacoes ADR                            19,646              748,905

China (2.8%)

Automotive & related (1.0%)
Denway Motors                                 268,000              309,872

Metals (0.7%)
Aluminum Corp of China Cl H                   278,000              225,004

Multi-industry (1.1%)
Zhejiang Expressway                           418,000              338,316

Estonia (1.0%)

Banks and savings & loans
Hansabank                                      11,021              323,853

Hong Kong (2.0%)

Multi-industry (0.9%)
New World Development                         261,000              281,660

Real estate (1.1%)
Sun Hung Kai Properties                        35,000              343,982

Hungary (1.1%)

Health care products
Gedeon Richter                                  2,963              337,031

India (5.7%)

Automotive & related (1.0%)
Tata Motors                                    27,686              312,144

Banks and savings & loans (2.5%)
Housing Development Finance                    48,835              658,439
State Bank of India                             3,500              133,000
Total                                                              791,439

Beverages & tobacco (1.3%)
ITC                                            16,027              389,559

Computer software & services (0.9%)
Infosys Technologies                            2,348              263,266

Indonesia (2.2%)

Automotive & related (0.5%)
Astra Intl                                    235,000              150,089

Banks and savings & loans (0.7%)
Bank Rakyat Indonesia                       1,232,000(b)           225,855

Telecom equipment & services (1.0%)
Telekomunikasi
  Indonesia ADR                                17,980              309,616

Israel (3.7%)

Computer software & services (1.0%)
Check Point Software
  Technologies                                 13,661(b)           314,476

Electronics (0.6%)
Lipman Electronic Engineering                   4,190(b)           189,095

Health care products (2.1%)
Teva Pharmaceutical Inds ADR                    9,766              634,790

Malaysia (4.2%)

Banks and savings & loans (1.7%)
Malayan Banking                               170,100              510,300

Cellular telecommunications (1.6%)
Maxis Communications                          222,700              506,936

Leisure time & entertainment (0.9%)
Resorts World                                  90,300              268,524

Mexico (8.5%)

Beverages & tobacco (2.0%)
Coca-Cola Femsa ADR                            12,000(b)           285,360

Grupo Modelo Series C                         129,513              346,593

Total                                                              631,953

Cellular telecommunications (3.7%)
America Movil ADR Series L                     32,399            1,155,348

Media (1.3%)
Grupo Televisa ADR                              8,783              387,945

Real estate (0.6%)
Consorcio                                      56,600(b)           174,079

Retail -- general (0.9%)
Wal-Mart de Mexico                             88,000              270,573

Peru (1.2%)

Precious metals
Compania de Minas
  Buenaventura ADR                             14,706              356,032

Russia (4.9%)

Energy (1.6%)
Lukoil Holding ADR                              4,472              501,311

Metals (1.4%)
JSC MMC Norilsk Nickel ADR                      6,300              447,300

Utilities -- telephone (1.9%)
Mobile Telesystems ADR                          5,127              549,871

Singapore (0.8%)

Banks and savings & loans
DBS Group Holdings                             29,000              250,433

South Africa (4.8%)

Banks and savings & loans (1.8%)
FirstRand                                     200,000              273,622
Standard Bank Group                            47,851              289,919
Total                                                              563,541

Metals (3.0%)
Anglo American                                 36,974              924,753

South Korea (16.8%)

Banks and savings & loans (3.0%)
Kookmin Bank                                   14,900(b)           622,100
Shinhan Financial Group                        16,430              302,474
Total                                                              924,574

Beverages & tobacco (1.5%)
KT&G                                           19,320              454,250

Chemicals (0.6%)
LG Chem                                         4,060              198,512

Electronics (8.5%)
LG Electronics                                  7,630              429,512
Samsung Electronics                             4,700            2,178,145
Total                                                            2,607,657

Metals (0.7%)
POSCO                                           1,450              213,308

Retail -- general (1.0%)
Shinsegae                                       1,360              308,776

Telecom equipment & services (1.5%)
SK Telecom                                      1,575              318,750
SK Telecom ADR                                  6,335              158,438
Total                                                              477,188

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
113  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Emerging Markets Fund

Issuer                                        Shares               Value(a)

Taiwan (14.3%)

Automotive & related (0.7%)
China Motor                                   114,750             $230,498

Banks and savings & loans (4.2%)
Chinatrust Financial Holding                  633,130              755,466
Taishin Financial Holdings                    620,000              563,214
Total                                                            1,318,680

Chemicals (1.4%)
Formosa Chemicals & Fibre                     268,480              426,606

Computer hardware (1.5%)
Hon Hai Precision Inds                        104,600              464,122

Electronics (3.8%)
Acer                                          173,000              272,298
AU Optronics                                  199,000              331,120
Taiwan Semiconductor Mfg                      151,000              287,468
Yageo                                         517,000              277,449
Total                                                            1,168,335

Industrial transportation (1.2%)
Evergreen Marine                              334,060              364,557

Insurance (1.0%)
Cathay Financial Holding                      153,000              300,450

Metals (0.5%)
China Steel                                   149,000              151,881

Thailand (1.9%)

Building materials & construction (0.7%)
Siam Cement                                    35,400              216,238

Home building (1.2%)
Land & Houses Public                        1,193,200              361,392

Turkey (1.6%)

Banks and savings & loans (0.8%)
Akbank T.A.S.                              51,008,000              266,947

Food (0.8%)
Migros Turk T.A.S.                         44,282,535              240,086

United Kingdom (3.0%)

Metals
Lonmin                                         19,385              434,215

Total common stocks
(Cost: $22,172,748)                                            $26,898,053

Preferred stocks (4.3%)(c)
Issuer                                        Shares               Value(a)

Brazil (2.6%)
Banco Itau Holding
  Financeira                                8,308,000             $790,151

South Korea (1.7%)
Samsung Electronics                             1,890              523,929

Total preferred stocks
(Cost: $982,803)                                                $1,314,080

Short-term securities (6.5%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nts
   05-04-04          1.02%                      $500,000          $499,129
   05-18-04          1.00                        500,000           498,939
Federal Natl Mtge Assn Disc Nts
   05-03-04          1.02                        500,000           499,142
   05-19-04          1.00                        500,000           498,925

Total short-term securities
(Cost: $1,995,908)                                              $1,996,135

Total investments in securities
(Cost: $25,151,459)(d)                                         $30,208,268

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $25,151,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $5,127,000
     Unrealized depreciation                                       (70,000)
                                                                   -------
     Net unrealized appreciation                                $5,057,000
                                                                ----------

--------------------------------------------------------------------------------
114  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Equity Select Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.3%)
Issuer                                        Shares               Value(a)

Broker dealers (2.9%)
Legg Mason                                     68,185           $6,432,573

Chemicals (1.6%)
Sigma-Aldrich                                  64,486            3,686,665

Computer hardware (1.2%)
Network Appliance                             128,200(b)         2,776,812

Computer software & services (25.0%)
Acxiom                                        121,395            2,364,775
Adobe Systems                                  41,800            1,556,632
Advent Software                                66,114(b)         1,133,855
BMC Software                                  261,267(b)         5,120,833
Citrix Systems                                 38,300(b)           811,194
Dendrite Intl                                 247,205(b)         4,086,299
Digital River                                  35,200(b)           770,528
DST Systems                                    52,762(b)         2,361,627
Electronic Arts                                38,672(b)         1,823,772
Fair, Isaac & Co                               78,305            4,670,110
Fiserv                                        136,013(b)         5,251,461
Intuit                                         34,110(b)         1,513,120
Investors Financial Services                   71,345            3,141,320
Juniper Networks                               75,300(b)         1,948,011
Magma Design Automation                        30,200(b)           719,364
Manugistics Group                             236,665(b)         1,730,021
McData Cl B                                   117,934(b)           952,907
Mercury Interactive                            12,700(b)           616,458
NetScreen Technologies                         67,700(b)         2,399,965
Paychex                                       152,755            4,914,128
QLogic                                         23,800(b)           994,840
SunGard Data Systems                          155,800(b)         4,529,106
Symantec                                       56,300(b)         2,316,182
Synopsys                                       33,400(b)           984,632
Total                                                           56,711,140

Electronics (10.7%)
Altera                                         72,700(b)         1,605,216
American Power Conversion                     145,650            3,294,603
Applied Micro Circuits                         74,000(b)           478,040
Broadcom Cl A                                  59,400(b)         2,410,452
KLA-Tencor                                     36,430(b)         1,923,504
Maxim Integrated Products                     103,524            5,166,882
Microchip Technology                          145,637            4,150,655
Novellus Systems                               69,326(b)         2,228,831
PMC-Sierra                                     85,700(b)         1,705,430
Symbol Technologies                            60,000            1,021,200
Total                                                           23,984,813

Energy (5.4%)
Apache                                         80,946            3,332,547
Murphy Oil                                     61,988            3,888,508
Newfield Exploration                           50,839(b)         2,383,332
Pogo Producing                                 55,393            2,513,180
Total                                                           12,117,567

Energy equipment & services (2.4%)
BJ Services                                    13,900(b)           601,731
ENSCO Intl                                     82,862            2,433,657
Nabors Inds                                    48,800(b,c)       2,310,680
Total                                                            5,346,068

Financial services (1.0%)
CapitalSource                                  48,400(b)         1,135,948
T. Rowe Price Group                            21,400            1,125,426
Total                                                            2,261,374

Health care products (15.5%)
American Pharmaceutical
  Partners                                     72,300(b)         2,581,110
Applera-Applied
  Biosystems Group                             76,619            1,746,913
Biogen Idec                                   140,694(b)         7,801,483
Biomet                                        143,008            5,574,452
Diagnostic Products                           115,535            5,573,408
Invitrogen                                     69,316(b)         5,108,589
Kinetic Concepts                                8,500(b)           342,975
MedImmune                                      55,910(b)         1,436,328
St. Jude Medical                               16,400(b)         1,191,460
Techne                                         85,455(b)         3,460,073
Total                                                           34,816,791

Health care services (4.3%)
Express Scripts Cl A                           16,609(b)         1,208,471
Health Management
  Associates Cl A                             195,850            4,365,496
Lincare Holdings                               77,796(b)         2,515,923
Omnicare                                       36,500            1,681,190
Total                                                            9,771,080

Industrial services (3.6%)
Cintas                                         51,381            2,194,483
Fastenal                                      120,512            5,838,806
Total                                                            8,033,289

Insurance (0.8%)
Axis Capital Holdings                          38,400(c)         1,171,584
Willis Group Holdings                          15,300(c)           586,755
Total                                                            1,758,339

Media (4.6%)
Catalina Marketing                            103,980(b)         1,816,531
Citadel Broadcasting                           63,500(b)         1,187,450
Univision
  Communications Cl A                         129,366(b)         4,609,310
Westwood One                                   85,409(b)         2,639,138
Total                                                           10,252,429

Multi-industry (6.3%)
Danaher                                        46,207            4,141,534
DeVry                                         104,375(b)         3,102,025
Martin Marietta Materials                      51,636            2,534,811
Robert Half Intl                               93,577(b)         2,102,675
Strayer Education                              20,050            2,178,633
Total                                                           14,059,678

Restaurants (4.2%)
Brinker Intl                                   34,450(b)         1,296,354
CBRL Group                                     44,001            1,671,158
Cheesecake Factory (The)                       55,648(b)         2,628,255
Starbucks                                     104,352(b)         3,903,808
Total                                                            9,499,575

Retail -- general (7.8%)
99 Cents Only Stores                           97,120(b)         2,510,552
Staples                                        47,200(b)         1,237,584
Whole Foods Market                            100,439            7,768,956
Williams-Sonoma                               186,822(b)         5,976,436
Total                                                           17,493,528

Telecom equipment & services (1.8%)
Corning                                       142,100(b)         1,783,355
JDS Uniphase                                  297,400(b)         1,457,260
Research in Motion                              8,800(b,c)         870,672
Total                                                            4,111,287

Total common stocks
(Cost: $188,512,893)                                          $223,113,008

Short-term securities (0.9%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
   05-18-04          1.00%                      $300,000          $299,363
Federal Natl Mtge Assn Disc Nts
   05-05-04          1.02                        600,000           598,939
   05-19-04          1.00                      1,100,000         1,097,634

Total short-term securities
(Cost: $1,995,720)                                              $1,995,936

Total investments in securities
(Cost: $190,508,613)(d)                                       $225,108,944

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
115  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Equity Select Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb 29, 2004, the value of foreign securities represented 2.2% of net assets.

(d) At Feb 29, 2004, the cost of securities for federal income tax purposes was approximately $190,509,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $37,964,000
     Unrealized depreciation                                    (3,364,000)
                                                                ----------
     Net unrealized appreciation                               $34,600,000
                                                               -----------

--------------------------------------------------------------------------------
116  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Global Bond Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (94.3%)(c)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Australia (1.2%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75%                       $50,000(d)        $54,500
New South Wales Treasury
  (Australian Dollar)
   03-01-08          8.00                      5,000,000         4,173,199
Telstra
  (U.S. Dollar)
   04-01-12          6.38                        250,000           282,635
Total                                                            4,510,334

Austria (3.3%)
Oesterreich Kontrollbank
  (Japanese Yen)
   03-22-10          1.80                    450,000,000         4,410,425
Republic of Austria
  (European Monetary Unit)
   01-15-10          5.50                      5,740,000         7,897,422
Total                                                           12,307,847

Brazil (0.4%)
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14          8.00                        714,217           682,934
   01-20-34          8.25                        800,000           668,000
Total                                                            1,350,934

Canada (2.6%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13          6.00                         90,000            86,378
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10          4.90                        195,000           149,146
CanWest Media
  (U.S. Dollar) Series B
   04-15-13          7.63                        125,000           136,250
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13          7.25                        100,000           104,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12          8.75                        105,000           116,813
Govt of Canada
  (U.S. Dollar)
   11-05-08          5.25                      1,000,000         1,093,761
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13          6.75                        155,000           163,525
Province of British Columbia
  (Canadian Dollar)
   08-23-10          6.38                      4,200,000         3,524,369
Province of Ontario
  (Canadian Dollar)
   03-08-06          5.90                      2,200,000         1,746,293
Province of Quebec
  (Canadian Dollar)
   12-01-05          6.50                      2,000,000         1,592,651
  (Japanese Yen) (MBIA Insured)
   05-09-13          1.60                     80,000,000(b)        766,031
Rogers Wireless
  (U.S. Dollar)
   03-01-14          6.38                        115,000(d)        116,150
Sun Media
  (U.S. Dollar)
   02-15-13          7.63                        100,000           108,250
Videotron Ltee
  (U.S. Dollar)
   01-15-14          6.88                         70,000            73,325
Total                                                            9,777,442

Cayman Islands (--%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09          8.00                         75,000            81,188

Colombia (0.1%)
Republic of Colombia
  (U.S. Dollar)
   01-23-12         10.00                        290,000           323,350

Croatia (0.1%)
Croatia
  (European Monetary Unit)
   03-14-11          6.75                        340,000           469,976

Denmark (1.0%)
Kingdom of Denmark
  (Danish Krone)
   03-15-06          8.00                     10,000,000         1,846,700
Realkredit Danmark
  (Danish Krone)
   01-01-05          4.00                     11,200,000         1,895,051
Total                                                            3,741,751

Finland (2.2%)
Republic of Finland
  (European Monetary Unit)
   07-04-06          2.75                      6,550,000         8,198,867

France (5.0%)
Cie Financement Foncier
  (European Monetary Unit)
   06-24-05          5.00                      1,250,000         1,608,581
Dexia Municipal Agency
  (European Monetary Unit)
   04-26-07          5.38                      3,000,000         4,012,035
France Telecom
  (U.S. Dollar)
   03-01-06          8.70                        350,000(j)        387,513
Govt of France
  (European Monetary Unit)
   10-25-11          5.00                      2,700,000         3,608,761
   04-25-13          4.00                      7,080,000         8,785,570
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08          6.25                        225,000           237,375
Total                                                           18,639,835

Germany (7.0%)
Allgemeine Hypo Bank
  (European Monetary Unit)
   09-02-09          5.00                      1,410,000(d)      1,878,407
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13          1.40                     80,000,000           747,882
Bundesrepublik Deutschland
  (European Monetary Unit)
   07-04-13          3.75                      6,430,000         7,833,667
   07-04-27          6.50                      4,870,000         7,496,898
Depfa Pfandbriefbank
  (European Monetary Unit)
   01-15-10          5.50                      1,500,000         2,051,711
Deutsche Bank
  (European Monetary Unit)
   07-28-09          4.25                        250,000           321,093
Eurohypo
  (European Monetary Unit)
   07-05-10          5.75                      1,500,000         2,077,518
Hypothekenbk In Essen
  (European Monetary Unit)
   07-06-09          4.25                      1,400,000         1,804,449
Westfaelische Hypobank
  (European Monetary Unit)
   04-24-06          4.75                      1,500,000         1,950,480
Total                                                           26,162,105

Greece (4.2%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06          2.75                      5,050,000         6,308,081
   05-18-11          5.35                      4,050,000         5,502,060
   10-22-22          5.90                      2,730,000         3,832,408
Total                                                           15,642,549

Hungary (1.2%)
Govt of Hungary
  (Hungarian Forint)
   04-12-05          7.75                    970,000,000         4,490,126

Ireland (--%)
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12          9.63                         60,000            67,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
117  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Italy (7.5%)
Buoni Poliennali Del Tes
  (European Monetary Unit)
   12-15-05          5.25%                     3,800,000        $4,964,327
   03-01-07          4.50                      5,740,000         7,492,149
   10-15-07          5.00                      5,830,000         7,767,093
   11-01-26          7.25                      2,175,191         3,592,735
Republic of Italy
  (Japanese Yen)
   03-27-08          3.80                    400,000,000         4,188,453
Telecom Italia
  (European Monetary Unit)
   02-01-07          5.63                        350,000           460,967
Total                                                           28,465,724

Japan (4.3%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12          1.40                    370,000,000         3,481,661
Govt of Japan
  (Japanese Yen)
   12-21-09          1.70                    650,000,000         6,327,077
   03-22-10          1.70                    210,000,000         2,044,079
   06-20-12          1.40                    470,000,000         4,425,330
Total                                                           16,278,147

Luxembourg (0.1%)
Michelin Finance Luxembourg
  (European Monetary Unit)
   04-16-09          6.13                        250,000           339,411

Malaysia (0.3%)
Petronas Capital
  (U.S. Dollar)
   05-22-12          7.00                        950,000(d)      1,089,508

Mexico (0.5%)
United Mexican States
  (U.S. Dollar)
   03-03-15          6.63                      1,870,000         1,993,420

Netherlands (3.0%)
Bank of Nederlandse Gemeenten
  (British Pound)
   08-06-07          7.38                        760,000         1,520,899
Deutsche Telekom Intl Finance
  (European Monetary Unit)
   05-29-07          7.50                        350,000           488,722
  (U.S. Dollar)
   07-22-13          5.25                        800,000           817,528
Govt of Netherlands
  (European Monetary Unit)
   07-15-12          5.00                      5,850,000         7,824,762
Intl Nederland Bank
  (European Monetary Unit) Sr Nts
   01-29-09          4.25                        440,000           565,667
Total                                                           11,217,578

Netherlands Antilles (0.3%)
RWE Finance
  (European Monetary Unit)
   10-26-07          5.50                        350,000           468,541
Vodafone Finance
  (European Monetary Unit)
   05-27-09          4.75                        500,000           648,387
Total                                                            1,116,928

New Zealand (1.1%)
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06          8.00                      5,800,000         4,212,582

Norway (1.6%)
A/S Eksportfinans
  (Japanese Yen)
   06-21-10          1.80                    180,000,000         1,750,552
Govt of Norway
  (Norwegian Krone)
   01-15-07          6.75                     26,000,000         4,123,147
Total                                                            5,873,699

Peru (0.1%)
Republic of Peru
  (U.S. Dollar)
   02-06-15          9.88                        295,000           337,038

Poland (0.9%)
Republic of Poland
  (Polish Zloty)
   02-12-06          8.50                      7,300,000         1,924,744
   11-24-09          6.00                      6,000,000         1,473,437
Total                                                            3,398,181

Romania (0.1%)
Govt of Romania
  (European Monetary Unit)
   05-08-12          8.50                        240,000           349,789

Russia (0.1%)
Federation of Russia
  (U.S. Dollar)
   03-31-30          5.00                        370,000(d,j)      363,988

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen)
   06-25-08           .98                     40,000,000           365,099

Spain (7.2%)
Govt of Spain
  (European Monetary Unit)
   10-31-07          4.25                      6,500,000         8,461,406
   07-30-09          5.15                      6,350,000         8,600,018
   01-31-10          4.00                      6,150,000         7,853,079
La Caixa De Barcelona
  (European Monetary Unit)
   03-04-10          3.50                      1,700,000         2,093,492
Total                                                           27,007,995

Supra-National (2.0%)
European Investment Bank
  (British Pound)
   12-07-11          5.50                      2,000,000         3,828,252
Inter-American Development Bank
  (Japanese Yen)
   07-08-09          1.90                    361,000,000         3,549,728
Total                                                            7,377,980

Sweden (0.4%)
Govt of Sweden
  (Swedish Krona)
   04-20-06          3.50                     12,300,000         1,670,799

United Kingdom (3.4%)
British Telecom
  (U.S. Dollar)
   12-15-10          8.38                        350,000           428,101
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12          5.25                      1,250,000         1,304,098
United Kingdom Treasury
  (British Pound)
   12-07-07          7.25                      2,550,000         5,166,716
   11-25-10          6.25                      1,900,000         3,843,391
   03-07-12          5.00                      1,000,000         1,888,277
Total                                                           12,630,583

United States (33.0%)
Aesop Funding II LLC
  (U.S. Dollar) Series 2002-1A Cl A1
   10-20-06          3.85                        400,000           412,114
Airgas
  (U.S. Dollar)
   10-01-11          9.13                         75,000            85,125
Allied Waste North America
  (U.S. Dollar) Series B
   04-01-08          8.88                        150,000           167,250
Apogent Technologies
  (U.S. Dollar) Sr Sub Nts
   05-15-13          6.50                        100,000           104,750
ASIF Global Financing
  (U.S. Dollar)
   01-17-13          4.90                      1,800,000(d)      1,829,106
AT&T
  (U.S. Dollar)
   03-15-09          6.00                          5,000             5,381
  (U.S. Dollar) Sr Nts
   11-15-11          8.05                        115,000(i)        133,946
AT&T Wireless Services
  (U.S. Dollar) Sr Nts
   03-01-11          7.88                        300,000           353,015
Ball
  (U.S. Dollar)
   12-15-12          6.88                        145,000           154,425
Bank of America
  (U.S. Dollar) Sr Nts
   02-01-07          5.25                        500,000           537,877
   09-15-12          4.88                        900,000           923,071
  (U.S. Dollar) Sub Nts
   08-15-13          4.75                        500,000           503,841

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
118  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

United States (cont.)
Bayerische Landesbank
  (U.S. Dollar) Sub Nts
   12-01-08          5.88%                      $800,000          $885,700
Bear Stearns
  (U.S. Dollar) Series 2003-T10 Cl A1
   03-13-40          4.00                        383,467           388,517
Boise Cascade
  (U.S. Dollar) Sr Nts
   11-01-10          6.50                         15,000            15,750
Caesars Entertainment
  (U.S. Dollar) Sr Sub Nts
   05-15-11          8.13                         40,000            45,200
CBD Media/Finance
  (U.S. Dollar)
   06-01-11          8.63                        110,000           120,450
Centerpoint Energy
  (U.S. Dollar)
   02-15-11          7.75                         70,000            79,277
Chesapeake Energy
  (U.S. Dollar) Sr Nts
   01-15-16          6.88                         50,000            51,688
   01-15-16          6.88                         55,000(d)         56,788
Chiquita Brands Intl
  (U.S. Dollar) Sr Nts
   03-15-09         10.56                        125,000           138,125
Choctaw Resort Development Enterprises
  (U.S. Dollar) Sr Nts
   04-01-09          9.25                         85,000            92,225
Cincinnati Bell
  (U.S. Dollar)
   07-15-13          7.25                         75,000            77,250
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10          3.88                      3,900,000         4,849,016
Coast Hotels & Casino
  (U.S. Dollar)
   04-01-09          9.50                         90,000            94,725
Comcast
  (U.S. Dollar)
   03-15-11          5.50                        600,000           637,511
Comcast Cable Communication Holdings
  (U.S. Dollar)
   03-15-13          8.38                         48,000            59,249
Compass Minerals Group
  (U.S. Dollar)
   08-15-11         10.00                        115,000           129,950
Consumers Energy
  (U.S. Dollar) 1st Mtge Series C
   04-15-08          4.25                        350,000           357,962
Cott Beverages
  (U.S. Dollar)
   12-15-11          8.00                         75,000            81,938
CS First Boston Mtge Securities
  (U.S. Dollar) Series 2004-C1 Cl A2
   01-15-37          3.52                        300,000(e)        301,500
CSC Holdings
  (U.S. Dollar) Sr Nts
   12-15-07          7.88                         80,000            86,200
CSK Auto
  (U.S. Dollar)
   01-15-14          7.00                         40,000(d)         40,000
D.R. Horton
  (U.S. Dollar) Sr Nts
   05-01-13          6.88                         75,000            80,813
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07          5.63                        440,000           579,500
  (U.S. Dollar)
   06-04-08          4.05                        500,000           501,035
Del Monte
  (U.S. Dollar) Series B
   05-15-11          9.25                        100,000           111,000
Dex Media West/Finance
  (U.S. Dollar) Sr Nts
   08-15-10          8.50                         35,000(d)         39,025
DirectTV Holdings/Finance
  (U.S. Dollar) Sr Nts
   03-15-13          8.38                        175,000           199,063
Dominos
  (U.S. Dollar) Sr Sub Nts
   07-01-11          8.25                         45,000            48,263
DRS Technologies
  (U.S. Dollar) Sr Sub Nts
   11-01-13          6.88                         60,000(d)         62,100
EchoStar DBS
  (U.S. Dollar) Sr Nts
   10-01-08          5.75                         75,000(d)         76,500
El Paso Natl Gas
  (U.S. Dollar) Sr Nts Series A
   08-01-10          7.63                        100,000           102,000
Federal Home Loan Mtge Corp
  (European Monetary Unit)
   01-15-06          5.25                      1,200,000         1,567,678
  (U.S. Dollar)
   07-01-17          6.00                        462,199           487,427
   09-01-17          6.50                        372,924           396,333
   05-01-18          4.50                        913,055(e)        923,256
   10-01-18          5.00                        969,575           998,463
   11-15-18          5.00                      1,500,000         1,574,108
   04-01-33          6.00                      1,436,552         1,503,158
   08-01-33          6.50                        307,430           323,409
   11-01-33          5.00                        995,726           999,376
Federal Natl Mtge Assn
  (U.S. Dollar)
   08-15-04          6.50                      1,000,000         1,024,719
   05-15-08          6.00                      3,000,000         3,360,012
   01-01-09          5.74                        653,514           714,768
   01-01-13          4.92                        315,652           330,760
   02-01-13          4.87                        815,304           847,741
   12-01-13          4.98                      3,493,625         3,633,139
   02-01-17          5.50                        419,704           437,785
   04-01-17          6.50                        677,648           728,193
   08-01-17          6.00                      1,097,454         1,165,532
   09-01-17          6.00                        823,244           874,877
   08-01-18          4.50                        479,142           484,495
   11-01-18          5.50                      2,442,859         2,547,711
   12-01-18          5.00                      3,382,798         3,477,041
   02-01-19          5.00                        800,000(e)        822,336
   07-01-23          5.00                        828,087           843,612
   12-01-28          6.00                      1,605,256         1,682,345
   12-01-31          6.50                        649,168           685,814
   05-01-32          7.50                        549,102           588,309
   06-01-32          7.00                        451,100           483,006
   07-01-32          6.50                        462,787           486,932
   08-01-32          6.50                      1,305,572         1,373,687
   11-01-32          7.50                        963,948         1,032,777
   03-01-33          5.50                      1,423,122         1,458,355
   03-01-33          6.00                      1,705,914         1,777,497
   04-01-33          6.00                      3,283,148         3,429,110
   06-01-33          5.50                      3,153,806         3,233,865
   07-01-33          7.00                      2,121,308         2,252,885
   09-01-33          5.50                      2,248,687         2,302,272
   10-01-33          5.50                        985,329         1,011,634
   11-01-33          6.50                      2,591,781         2,731,987
  Collateralized Mtge Obligation
   04-25-12          5.34                      3,500,000(f)      3,729,954
FirstEnergy
  (U.S. Dollar) Series B
   11-15-11          6.45                         36,000            38,906
Fisher Scientific Intl
  (U.S. Dollar) Sr Sub Nts
   09-01-13          8.00                         35,000            38,413
   09-01-13          8.00                         40,000(d)         43,900
Ford Motor
  (U.S. Dollar)
   10-01-28          6.63                        326,000           299,618
GE Financial Assurance Holdings
  (Japanese Yen)
   06-20-11          1.60                     80,000,000           720,229
General Electric
  (U.S. Dollar)
   02-01-13          5.00                        750,000           775,890
General Electric Capital
  (European Monetary Unit)
   06-20-07          5.13                        250,000           330,902
Georgia Gulf
  (U.S. Dollar) Sr Nts
   12-15-13          7.13                         40,000(d)         42,500
Georgia-Pacific
  (U.S. Dollar)
   02-01-10          8.88                         65,000            74,100
   02-01-13          9.38                         25,000            28,813
GMAC
  (U.S. Dollar)
   09-15-06          6.13                      1,550,000         1,659,800
Goldman Sachs Group
  (U.S. Dollar)
   05-15-09          6.65                        250,000           285,002
   07-15-13          4.75                        300,000           296,757

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
119  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

United States (cont.)
Govt Natl Mtge Assn
  (U.S. Dollar)
   10-15-33          5.50%                    $1,174,612        $1,207,271
  Collateralized Mtge Obligation
  Interest Only
   01-20-32          9.44                      2,270,521(f,g)      218,012
Grant Prideco Escrow
  (U.S. Dollar)
   12-15-09          9.00                        125,000           139,375
Graphic Packaging Intl
  (U.S. Dollar) Sr Nts
   08-15-11          8.50                         20,000            22,050
Gulfterra Energy Partner
  (U.S. Dollar) Sr Nts
   06-01-10          6.25                        120,000           126,300
Hilton Hotels
  (U.S. Dollar)
   12-01-12          7.63                        100,000           113,000
Host Marriott LP
  (U.S. Dollar) Sr Nts
   11-01-13          7.13                         45,000            46,463
Intl Paper
  (European Monetary Unit)
   08-11-06          5.38                        350,000           456,762
IPALCO Enterprises
  (U.S. Dollar)
   11-14-08          8.38                        140,000           156,100
J.P. Morgan Chase
  (U.S. Dollar) Sub Nts
   02-01-11          6.75                        300,000           342,702
Jorgensen Earle M.
  (U.S. Dollar)
   06-01-12          9.75                         30,000            33,450
Joy Global
  (U.S. Dollar) Series B
   03-15-12          8.75                         35,000            39,200
KB HOME
  (U.S. Dollar) Sr Nts
   02-01-14          5.75                         90,000(d)         86,850
Key Energy Services
  (U.S. Dollar) Series C
   03-01-08          8.38                         65,000            70,200
  (U.S. Dollar) Sr Nts
   05-01-13          6.38                         45,000            46,575
Kinetic Concepts
  (U.S. Dollar) Sr Sub Nts
   05-15-13          7.38                         45,000(d)         47,700
Kraft Foods
  (U.S. Dollar)
   10-01-08          4.00                        700,000           715,407
L-3 Communications
  (U.S. Dollar)
   06-15-12          7.63                        150,000           166,500
Lamar Media
  (U.S. Dollar)
   01-01-13          7.25                         40,000            43,200
Lehman Brothers Holdings
  (U.S. Dollar)
   08-07-08          3.50                        300,000           302,136
Lin Television
  (U.S. Dollar) Sr Sub Nts
   05-15-13          6.50                        150,000           152,999
MacDermid
  (U.S. Dollar)
   07-15-11          9.13                         20,000            22,700
Manitowoc
  (U.S. Dollar) Sr Nts
   11-01-13          7.13                         10,000            10,500
Meritage
  (U.S. Dollar)
   06-01-11          9.75                         55,000            61,600
Metris Master Trust
  (U.S. Dollar) Series 2001-3 Cl C
   07-21-08          2.79                        200,000(d)        192,292
MGM Mirage
  (U.S. Dollar)
   10-01-09          6.00                         75,000            78,000
   02-27-14          5.88                        145,000           143,550
Mohegan Tribal Gaming
  (U.S. Dollar) Sr Sub Nts
   07-15-09          6.38                         25,000            26,125
   04-01-12          8.00                        100,000           109,500
Morgan Stanley, Dean Witter
  (European Monetary Unit)
   03-16-06          5.25                      1,550,000         2,021,855
Morris Publishing
  (U.S. Dollar) Sr Sub Nts
   08-01-13          7.00                         35,000(d)         35,744
NeighborCare
  (U.S. Dollar) Sr Sub Nts
   11-15-13          6.88                         15,000(d)         15,600
Newfield Exploration
  (U.S. Dollar) Sr Sub Nts
   08-15-12          8.38                        170,000           191,249
Nextel Communications
  (U.S. Dollar) Sr Nts
   10-31-13          6.88                        160,000           170,400
Nissan Auto Receivables Owner Trust
  (U.S. Dollar) Series 2003-A Cl A4
   07-15-08          2.61                        200,000           201,963
Norcraft Companies LP/Finance
  (U.S. Dollar) Sr Sub Nts
   11-01-11          9.00                         45,000(d)         47,250
Nortek Holdings
  (U.S. Dollar) Sr Sub Nts Series B
   06-15-11          9.88                         40,000            44,600
Northwest Pipeline
  (U.S. Dollar)
   03-01-10          8.13                          5,000             5,450
NVR
  (U.S. Dollar) Sr Nts
   06-15-10          5.00                        210,000           207,375
Offshore Logistics
  (U.S. Dollar)
   06-15-13          6.13                        165,000           160,050
Omnicare
  (U.S. Dollar) Sr Sub Nts
   06-01-13          6.13                         90,000            92,250
Owens-Brockway Glass
  (U.S. Dollar)
   05-15-11          7.75                         70,000            74,200
Peabody Energy
  (U.S. Dollar) Series B
   03-15-13          6.88                         75,000            80,063
Qwest
  (U.S. Dollar)
   11-01-04          7.20                         85,000            87,125
   03-15-12          9.13                        100,000(d)        113,500
Raytheon
  (U.S. Dollar)
   04-01-13          5.38                        350,000           362,310
Ryland Group
  (U.S. Dollar) Sr Nts
   06-01-08          5.38                        170,000           175,525
SBC Communications
  (U.S. Dollar)
   08-15-12          5.88                        200,000           214,720
Schuler Homes
  (U.S. Dollar)
   07-15-09          9.38                         40,000            44,600
Scotts
  (U.S. Dollar) Sr Sub Nts
   11-15-13          6.63                         10,000(d)         10,350
Silgan Holdings
  (U.S. Dollar) Sr Sub Nts
   11-15-13          6.75                        100,000(d)        102,000
Smurfit-Stone Container
  (U.S. Dollar)
   10-01-12          8.25                         40,000            43,400
Southern Natural Gas
  (U.S. Dollar)
   03-15-10          8.88                        105,000           115,500
Sprint Capital
  (U.S. Dollar)
   03-15-12          8.38                        200,000           239,748
SPX
  (U.S. Dollar) Sr Nts
   06-15-11          6.25                        180,000           185,400
Stone Container
  (U.S. Dollar) Sr Nts
   07-01-12          8.38                         90,000            96,975
Susquehanna Media
  (U.S. Dollar) Sr Sub Nts
   04-15-13          7.38                        115,000           122,044
TD Funding
  (U.S. Dollar)
   07-15-11          8.38                        105,000           110,775
Teco Energy
  (U.S. Dollar) Sr Nts
   06-15-10          7.50                         25,000            26,375
Terex
  (U.S. Dollar)
   01-15-14          7.38                         60,000(d)         63,300
Time Warner
  (U.S. Dollar)
   05-01-12          6.88                        600,000           679,564

See accompanying notes to investments in securities.

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120  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

United States (cont.)
Toll
  (U.S. Dollar)
   02-01-09          8.13%                       $35,000           $36,444
Tom Brown
  (U.S. Dollar)
   09-15-13          7.25                         10,000            10,725
Toyota Motor Credit
  (Japanese Yen)
   06-09-08          0.75                    113,000,000         1,043,278
TRAINS 10-2002
  (U.S. Dollar)
   01-15-12          6.96                      1,368,000(d,h)    1,583,568
Transcontinental Gas Pipeline
  (U.S. Dollar) Series B
   08-15-11          7.00                        100,000           107,500
TRW Automotive
  (U.S. Dollar) Sr Nts
   02-15-13          9.38                         45,000            51,300
U.S. Treasury (U.S. Dollar)
   12-31-05          1.88                        225,000           226,283
   02-15-07          2.25                        110,000           110,421
   02-15-14          4.00                     17,110,000        17,131,387
   08-15-23          6.25                      3,395,000(i)      3,994,563
   02-15-26          6.00                      3,120,000         3,578,737
United Auto Group
  (U.S. Dollar)
   03-15-12          9.63                         50,000            55,250
United States Steel
  (U.S. Dollar) Sr Nts
   05-15-10          9.75                         75,000            85,500
Vail Resorts
  (U.S. Dollar) Sr Sub Nts
   02-15-14          6.75                         65,000(d)         64,675
Verizon Pennsylvania
  (U.S. Dollar) Series A
   11-15-11          5.65                      1,730,000         1,848,332
Wachovia
  (U.S. Dollar)
   08-15-08          3.50                        200,000           202,258
Wachovia Bank Commercial Mtge Trust
  (U.S. Dollar) Series 2003-C8 Cl A2
   11-15-35          3.89                        750,000           765,676
Washington Mutual Bank FA
  (U.S. Dollar) Sub Nts
   06-15-11          6.88                      1,300,000         1,500,443
Wells Fargo
  (U.S. Dollar) Sr Nts
   02-15-07          5.13                        670,000           719,988
Weyerhaeuser
  (U.S. Dollar)
   03-15-12          6.75                        700,000           785,603
William Carter
  (U.S. Dollar) Series B
   08-15-11         10.88                         80,000            92,800
Williams Companies
  (U.S. Dollar)
   03-15-12          8.13                        110,000           119,900
XTO Energy
  (U.S. Dollar) Sr Nts
   04-15-12          7.50                        130,000           152,750
   04-15-13          6.25                         80,000            86,700
Total                                                          124,231,269

Total bonds
(Cost: $329,197,169)                                          $354,083,522

Short-term securities (10.6%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (7.1%)
Federal Home Loan Mtge Corp Disc Nt
   05-18-04          1.00%                    $1,600,000        $1,596,603
Federal Natl Mtge Assn Disc Nts
   03-17-04          1.05                      5,000,000         4,997,608
   05-26-04          1.00                      5,000,000         4,988,295
   05-26-04          1.01                     15,000,000        14,964,885
Total                                                           26,547,391

Commercial paper (3.5%)
Amsterdam Funding
   05-05-04          1.05                        800,000(k)        798,466
Bank of America
   05-03-04          1.05                      4,200,000         4,192,189
Sigma Finance
   03-01-04          1.04                      8,300,000(k)      8,299,281
Total                                                           13,289,936

Total short-term securities
(Cost: $39,834,742)                                            $39,837,327

Total investments in securities
(Cost: $369,031,911)(l)                                       $393,920,849

See accompanying notes to investments in securities.

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121  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Global Bond Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA --  MBIA Insurance Corporation

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $8,055,301 or 2.1% of net assets.

(e) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $2,047,677.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Feb. 29, 2004.

(h) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                      Notional amount
     Sale contracts
     U.S. Treasury Notes, March 2004, 10-year                     $200,000
     U.S. Treasury Notes, June 2004, 10-year                     2,900,000

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $9,097,747 or 2.4% of net assets.

(l) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $369,032,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $25,389,000
     Unrealized depreciation                                      (500,000)
                                                                  --------
     Net unrealized appreciation                               $24,889,000
                                                               -----------

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122  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Growth Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.1%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.4%)
Empresa Brasileira de
Aeronautica ADR                               111,900(c)        $3,378,261
Lockheed Martin                                55,200            2,554,656
Northrop Grumman                                5,828              589,269
Total                                                            6,522,186

Banks and savings & loans (1.1%)
Bank of America                                24,700            2,023,424
Wells Fargo                                    15,643              897,126
Total                                                            2,920,550

Beverages & tobacco (5.0%)
Altria Group                                   80,400            4,627,020
Anheuser-Busch Companies                       24,900            1,325,178
Coca-Cola                                      45,530            2,274,679
PepsiCo                                        70,517            3,659,832
RJ Reynolds Tobacco Holdings                   29,500            1,821,035
Total                                                           13,707,744

Broker dealers (--%)
Piper Jaffray                                     363(b)            18,702

Cable (9.0%)
Cablevision Systems
  NY Group Cl A                               172,800(b)         4,402,944
Comcast Cl A                                   12,250(b)           367,990
Comcast Special Cl A                           21,550(b)           629,691
EchoStar
  Communications Cl A                          39,100(b)         1,412,292
NTL                                           258,204(b)        17,702,466
Total                                                           24,515,383

Cellular telecommunications (8.3%)
America Movil ADR Series L                     43,400(c)         1,547,644
AT&T Wireless Services                        442,300(b)         6,006,434
China Unicom ADR                               86,100(c)         1,099,497
Nextel Communications Cl A                    407,400(b)        10,792,026
Telesystem Intl Wireless                       45,000(b,c)         576,000
Vodafone Group ADR                             42,300(c)         1,056,231
Western Wireless Cl A                          64,450(b)         1,552,601
Total                                                           22,630,433

Computer hardware (5.0%)
Cisco Systems                                 218,300(b)         5,042,730
Dell                                          136,800(b)         4,466,520
EMC                                            56,500(b)           809,080
Gateway                                       184,000(b)           999,120
Hewlett-Packard                               107,000            2,429,970
Total                                                           13,747,420

Computer software & services (0.8%)
First Data                                     33,900            1,389,222
Investors Financial Services                    7,200              317,016
VERITAS Software                               16,600(b)           504,972
Total                                                            2,211,210

Electronics (4.5%)
Analog Devices                                 42,700            2,130,730
Intel                                         157,900            4,615,417
Maxim Integrated Products                      30,600            1,527,246
Taiwan Semiconductor
  Mfg ADR                                     294,800(c)         3,062,972
United Microelectronics ADR                   170,500(c)           888,305
Total                                                           12,224,670

Energy (3.5%)
Anadarko Petroleum                             42,700            2,188,375
Apache                                         40,988            1,687,476
ConocoPhillips                                 16,541            1,139,179
Devon Energy                                   61,591            3,497,137
Newfield Exploration                            8,000(b)           375,040
XTO Energy                                     26,900              802,696
Total                                                            9,689,903

Energy equipment & services (2.6%)
Halliburton                                   100,600            3,215,176
Schlumberger                                   61,674            3,977,356
Total                                                            7,192,532

Finance companies (0.5%)
Citigroup                                      28,900            1,452,514

Financial services (4.0%)
Capital One Financial                          10,800              763,776
Countrywide Financial                           4,800              439,824
Fannie Mae                                     22,838            1,710,566
Freddie Mac                                    74,539            4,615,455
MBNA                                           26,300              718,779
Nomura Holdings                               166,000(c)         2,636,006
Total                                                           10,884,406

Food (0.9%)
Heinz (HJ)                                     36,700            1,402,307
Kellogg                                        27,300            1,078,077
Total                                                            2,480,384

Health care products (17.4%)
Amgen                                          92,095(b)         5,850,795
Baxter Intl                                   124,300            3,619,616
Biogen Idec                                    12,200(b)           676,490
Boston Scientific                             169,300(b)         6,915,905
CSL                                            53,700(c)           828,645
Cytyc                                          66,900(b)         1,102,512
Elan ADR                                       22,800(b,c)         328,776
Forest Laboratories                            20,300(b)         1,532,244
Guidant                                        21,700            1,478,638
Johnson & Johnson                             103,600            5,585,076
Medtronic                                      28,300            1,327,270
Merck & Co                                     72,800            3,500,224
Novartis ADR                                   23,100(c)         1,019,865
Pfizer                                        274,606           10,064,310
Schering-Plough                                61,100            1,097,356
Wyeth                                          66,300            2,618,850
Total                                                           47,546,572

Health care services (5.5%)
Aetna                                          31,700            2,561,043
Anthem                                         25,400(b)         2,183,130
Caremark Rx                                    92,200(b)         2,974,372
Fisher Scientific Intl                         25,200(b)         1,341,900
Healthsouth                                   597,200(b)         2,747,120
Select Medical                                119,500            1,908,415
WellPoint Health Networks                      13,000(b)         1,414,010
Total                                                           15,129,990

Household products (4.2%)
Colgate-Palmolive                              83,400            4,624,530
Gillette                                       85,200            3,279,348
Procter & Gamble                               34,400            3,526,344
Total                                                           11,430,222

Insurance (2.1%)
Allstate                                       54,800            2,500,524
American Intl Group                             9,338              691,012
Chubb                                          19,400            1,377,012
Travelers Property
  Casualty Cl A                                60,600            1,100,496
Total                                                            5,669,044

Investment companies (1.3%)
iShares MSCI Japan
   Index Fund                                 353,100            3,428,601

Leisure time & entertainment (1.0%)
Viacom Cl B                                    69,600            2,676,816

Media (5.4%)
British Sky
Broadcasting Group                             47,000(b,c)         628,875
Cendant                                       122,500            2,780,750
Disney (Walt)                                 337,850            8,963,160
InterActiveCorp                                77,931(b)         2,538,213
Total                                                           14,910,998

Metals (0.5%)
Cameco                                         12,000(c)           569,704
Teck Cominco Cl B                              36,200(b,c)         679,888
Total                                                            1,249,592

Multi-industry (0.3%)
Accenture Cl A                                 38,200(b,c)         882,420

Precious metals (1.9%)
Agnico-Eagle Mines                             41,900(c)           571,516
Coeur d'Alene Mines                           116,100(b)           821,988
Glamis Gold                                    19,400(b,c)         302,834
Newmont Mining                                 75,900            3,297,855
Stillwater Mining                              23,900(b)           290,146
Total                                                            5,284,339

Restaurants (0.3%)
McDonald's                                     28,500              806,550

See accompanying notes to investments in securities.

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123  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Growth Fund

Issuer                                        Shares               Value(a)

Retail -- general (2.7%)
Home Depot                                     60,509           $2,197,082
Kohl's                                         59,100(b)         3,043,650
Target                                         23,300            1,024,268
Wal-Mart Stores                                19,800            1,179,288
Total                                                            7,444,288

Retail -- grocery (0.7%)
Kroger                                         50,400(b)           968,688
Safeway                                        41,600(b)           951,392
Total                                                            1,920,080

Telecom equipment & services (3.8%)
Ericsson (LM) ADR Cl B                        120,100(b,c)       3,485,302
Motorola                                      151,100            2,787,795
MTN Group                                     123,400(b,c)         551,928
Nokia ADR                                     134,600(c)         2,930,242
QUALCOMM                                       11,600              736,020
Total                                                           10,491,287

Textiles & apparel (0.2%)
Polo Ralph Lauren                              18,700              627,759

Utilities -- telephone (0.2%)
Sprint (PCS Group)                             75,020(b)           675,180

Total common stocks
(Cost: $234,143,757)                                          $260,371,775

Options purchased (0.4%)
Issuer              Contracts     Exercise      Expiration        Value(a)
                                    price          date

Puts
S&P 500 Index          500        $1,100        April 2004        $470,000
S&P 500 Index          185         1,150         June 2004         743,700

Total options purchased
(Cost: $2,037,205)                                              $1,213,700

Short-term securities (5.6%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (3.9%)
Federal Home Loan Mtge Corp Disc Nts
   03-04-04          1.06%                      $900,000          $899,855
   04-13-04          1.00                      1,900,000         1,897,636
   05-04-04          1.02                      1,200,000         1,197,910
   05-11-04          1.01                        500,000           499,034
Federal Natl Mtge Assn Disc Nts
   03-03-04          1.07                      1,400,000         1,399,815
   04-07-04          1.00                        500,000           499,472
   04-07-04          1.02                      1,500,000         1,498,415
   05-03-04          1.02                        900,000           898,457
   05-12-04          1.02                      2,000,000         1,996,079
Total                                                           10,786,673

Commercial paper (1.7%)
Dorada Finance
   04-26-04          1.04                      1,500,000(d)      1,497,533
ING US Funding
   05-05-04          1.05                      1,400,000         1,397,316
Nordea Bank
   04-28-04          1.05                        500,000           499,142
Scaldis Capital LLC
   05-17-04          1.04                      1,100,000(d)      1,097,514
Total                                                            4,491,505

Total short-term securities
(Cost: $15,277,385)                                            $15,278,178

Total investments in securities
(Cost: $251,458,347)(e)                                       $276,863,653

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 9.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $2,595,047 or 0.9% of net assets.

(e) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $251,458,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $28,928,000
     Unrealized depreciation                                    (3,522,000)
                                                                ----------
     Net unrealized appreciation                               $25,406,000
                                                               -----------

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124  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - High Yield Bond Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (96.1%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Aerospace & defense (1.4%)
Alliant Techsystems
   05-15-11          8.50%                    $2,380,000        $2,641,800
L-3 Communications
   06-15-12          7.63                      5,175,000         5,744,250
   07-15-13          6.13                      3,925,000         4,032,938
TD Funding
   07-15-11          8.38                      2,710,000         2,859,050
Total                                                           15,278,038

Airlines (0.6%)
Northwest Airlines
  Sr Nts
   02-01-09         10.00                      7,435,000         6,840,200

Automotive & related (1.9%)
Advanced Accessory System
  Sr Nts
   06-15-11         10.75                      2,420,000         2,565,200
Arvinmeritor
   02-15-09          6.80                      5,325,000         5,524,688
Goodyear Tire & Rubber
   03-01-11         11.00                      4,000,000(h)      3,976,520
Tenneco Automotive
  Series B
   07-15-13         10.25                      3,275,000         3,815,375
TRW Automotive
  Sr Nts
   02-15-13          9.38                      4,380,000         4,993,200
Total                                                           20,874,983

Beverages & tobacco (0.4%)
Johnsondiversey Holdings
  (Zero coupon through 05-15-07,
  thereafter 10.67%)
   05-15-13         19.18                      4,790,000(f)      3,688,300

Broker dealers (0.5%)
LaBranche
  Sr Nts
   08-15-04          9.50                        965,000           979,475
  Sr Sub Nts
   03-02-07         12.00                      5,600,000         5,838,000
Total                                                            6,817,475

Building materials & construction (2.6%)
Ainsworth Lumber
  (U.S. Dollar) Sr Nts
   03-15-14          6.75                      1,290,000(c,d,h)  1,300,075
Associated Materials
   04-15-12          9.75                      2,105,000         2,315,500
  Sr Disc Nts
  (Zero coupon through 03-01-09,
  thereafter 11.25%)
   03-01-14         22.00                      8,935,000(d,f,h)  5,173,990
Koppers
   10-15-13          9.88                      2,535,000(d)      2,813,850
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11          9.00                      2,335,000(d)      2,451,750
Nortek Holdings
  Sr Nts
   12-31-10          4.17                      5,575,000(d,h)    5,575,000
  Sr Nts (Zero coupon through 11-15-07,
  thereafter 10.00%)
   05-15-11         20.26                      6,990,000(f)      5,277,450
  Sr Sub Nts Series B
   06-15-11          9.88                      2,865,000         3,194,475
Total                                                           28,102,090

Cable (7.0%)
CCO Holdings LLC/Capital
  Sr Nts
   11-15-13          8.75                      4,275,000(d)      4,317,750
Charter Communications Holdings
  Sr Nts
   09-15-10         10.25                      2,750,000(d)      2,860,000
Charter Communications Holdings LLC/Capital
  Sr Disc Nts (Zero coupon through 01-15-07,
  thereafter 12.13%)
   01-15-12         24.66                     13,230,000(f)      8,103,374
  Sr Disc Nts (Zero coupon through 04-01-04,
  thereafter 9.92%)
   04-01-11         14.89                      3,950,000(f)      3,268,625
  Sr Nts
   05-15-11         10.00                      5,610,000         4,740,450
CSC Holdings
  Sr Nts
   12-15-07          7.88                        475,000           511,813
   07-15-08          7.25                      4,450,000         4,739,250
  Sr Nts Series B
   04-01-11          7.63                      1,455,000         1,571,400
  Sr Sub Deb
   05-15-16         10.50                      3,845,000         4,412,138
DirectTV Holdings/Finance
  Sr Nts
   03-15-13          8.38                      7,440,000         8,462,999
EchoStar DBS
  Sr Nts
   10-01-08          5.75                      2,690,000(d)      2,743,800
   10-01-11          6.38                      3,620,000(d)      3,837,200
Lodgenet Entertainment
  Sr Sub Deb
   06-15-13          9.50                      2,060,000         2,302,050
Mediacom LLC/Capital
  Sr Nts
   01-15-13          9.50                      7,270,000         7,379,050
Pegasus Satellite
  Sr Nts
   01-15-10         11.25                      6,157,000(d)      5,479,730
Rogers Cable
  (U.S. Dollar)
   06-15-13          6.25                      2,545,000(c)      2,640,438
Videotron Ltee
  (U.S. Dollar)
   01-15-14          6.88                      6,990,000(c)      7,322,025
Total                                                           74,692,092

Cellular telecommunications (5.3%)
Alamosa Delaware
   07-31-10         11.00                      3,240,000         3,466,800
American Tower
  Sr Nts
   02-01-09          9.38                      3,089,000         3,274,340
  Sr Sub Nts
   12-01-11          7.25                      3,930,000(d)      4,008,600
Crown Castle Intl
  Sr Nts
   08-01-11          9.38                      4,520,000         4,972,000
   12-01-13          7.50                      4,630,000(d)      4,630,000
Dobson Communications
  Sr Nts
   07-01-10         10.88                      1,290,000         1,231,950
   10-01-13          8.88                      2,990,000         2,578,875
Nextel Communications
  Sr Nts
   08-01-15          7.38                     15,365,000        16,555,787
Rural Cellular
  Sr Nts
   02-01-10          9.88                      4,580,000         4,683,050
  Sr Sub Nts
   01-15-10          9.75                      2,850,000         2,693,250
SBA Communications
  Sr Nts
   02-01-09         10.25                      1,650,000         1,654,125
SBA Telecommunications
  Sr Disc Nts (Zero coupon through 12-01-07,
  thereafter 9.75%)
   12-15-11          9.66                      3,970,000(d,f)    2,739,300
US Unwired
  Series B (Zero coupon through 11-01-04,
  thereafter 13.38%)
   11-01-09         24.03                      2,275,000(f)      2,104,375
Western Wireless
  Sr Nts
   07-15-13          9.25                      2,225,000         2,336,250
Total                                                           56,928,702

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
125  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Chemicals (4.3%)
Arco Chemical
   02-01-20          9.80%                    $3,635,000        $3,571,388
Equistar Chemical/Funding
   09-01-08         10.13                      1,300,000         1,404,000
  Sr Nts
   05-01-11         10.63                      3,375,000         3,661,875
Georgia Gulf
  Sr Nts
   12-15-13          7.13                      3,005,000(d)      3,192,813
Huntsman ICI Chemicals LLC
   07-01-09         10.13                      3,960,000         4,039,200
Huntsman Intl LLC
  Sr Nts
   03-01-09          9.88                      3,305,000         3,635,500
Kraton Polymers LLC/Capital
  Sr Sub Nts
   01-15-14          8.13                      1,315,000(d)      1,397,188
Noveon
  Pay-in-kind
   08-31-11         13.00                      3,983,100(i,g)    4,261,917
  Series B
   02-28-11         11.00                      3,785,000         4,333,824
Resolution Performance
  Sr Sub Nts
   11-15-10         13.50                      8,705,000         7,051,049
Resolution Performance Products LLC/RPP Capital
   12-15-09          8.00                      3,230,000(d)      3,278,450
  Sr Nts
   04-15-10          9.50                      1,805,000         1,795,975
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10          7.63                      1,355,000(c,d)    1,280,475
Rockwood Specialties
  Sr Sub Nts
   05-15-11         10.63                      2,555,000         2,836,050
Sovereign Specialty Chemicals
   03-15-10         11.88                        490,000           494,900
Total                                                           46,234,604

Commercial mortgage/backed/
Asset-backed securities (0.2%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09          2.99                      2,365,000         1,975,514

Computer hardware (0.3%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09          8.00                      2,700,000(c)      2,922,750

Electronics (0.3%)
Worldspan LP/WS Financing
  Sr Nts
   06-15-11          9.63                      2,800,000         2,870,000

Energy (3.8%)
Chesapeake Energy
  Sr Nts
   01-15-16          6.88                        600,000           620,250
   01-15-16          6.88                      4,230,000(d)      4,367,475
Encore Acquisition
   06-15-12          8.38                      1,700,000         1,819,000
Eott Energy Partners LP/Finance
  Sr Nts Pay-in-Kind
   03-01-10          9.00                      6,245,631(g)      6,308,087
Forest Oil
   05-01-14          7.75                      3,130,000         3,302,150
Gulfterra Energy Partner
  Sr Nts
   06-01-10          6.25                      6,565,000         6,909,663
Hilcorp Energy/Finance
  Sr Nts
   09-01-10         10.50                      6,335,000(d)      7,158,549
Newfield Exploration
  Sr Nts
   03-01-11          7.63                        950,000         1,068,750
  Sr Sub Nts
   08-15-12          8.38                      3,663,000         4,120,875
Tom Brown
   09-15-13          7.25                          1,815         1,946,588
Westport Resources
   11-01-11          8.25                      2,605,000         2,878,525
Total                                                           40,499,912

Energy equipment & services (1.2%)
Grant Prideco
  Series B
   12-01-07          9.63                      3,650,000         4,106,250
Grant Prideco Escrow
   12-15-09          9.00                      1,795,000         2,001,425
Key Energy Services
  Series C
   03-01-08          8.38                      2,795,000         3,018,600
  Sr Nts
   05-01-13          6.38                      1,375,000         1,423,125
Offshore Logistics
   06-15-13          6.13                      3,535,000         3,428,950
Total                                                           13,978,350

Financial services (0.9%)
Dollar Financial Group
   11-15-11          9.75                      2,875,000(d)      3,090,625
Metris Companies
   11-01-04         10.00                      3,955,000         3,737,475
   07-15-06         10.13                      3,650,000         3,376,250
Total                                                           10,204,350

Food (2.2%)
B&G Foods
  Series D
   08-01-07          9.63                      2,280,000         2,348,400
Burns Philp Capital Property
  (U.S. Dollar)
   07-15-12          9.75                      4,250,000(c,d)    4,505,000
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75                      6,015,000(c,d)    6,556,350
Chiquita Brands Intl
  Sr Nts
   03-15-09         10.56                      4,370,000         4,828,850
Del Monte
  Series B
   05-15-11          9.25                      5,180,000         5,749,800
Total                                                           23,988,400

Furniture & appliances (0.2%)
Simmons
  Sr Sub Nts
   01-15-14          7.88                      2,500,000(d)      2,512,500

Health care products (0.5%)
Kinetic Concepts
  Sr Sub Nts
   05-15-13          7.38                      4,190,000(d)      4,441,400
Valeant Pharmaceuticals
   12-15-11          7.00                      1,890,000(d)      1,941,975
Total                                                            6,383,375

Health care services (3.9%)
Ardent Health Services
  Sr Sub Nts
   08-15-13         10.00                      5,465,000(d)      6,066,149
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13          8.00                      3,525,000(d)      3,868,688
Iasis Healthcare
   10-15-09          8.50                      1,560,000         1,669,200
Inverness Medical Innovations
  Sr Sub Nts
   02-15-12          8.75                      4,580,000(d)      4,671,600
Natl Nephrology Associates
  Sr Sub Nts
   11-01-11          9.00                      2,735,000(d)      3,152,088
NeighborCare
  Sr Sub Nts
   11-15-13          6.88                      1,335,000(d)      1,388,400
Omnicare
  Sr Sub Nts
   06-01-13          6.13                        800,000           820,000
Province Healthcare
  Sr Sub Nts
   06-01-13          7.50                      4,345,000         4,486,213
Tenet Healthcare
   02-01-13          7.38                        825,000           763,125
  Sr Nts
   12-01-11          6.38                      3,120,000         2,769,000
   06-01-12          6.50                      1,860,000         1,632,150
Triad Hospitals
  Series B
   05-01-09          8.75                      1,395,000         1,527,525
Vanguard Health Systems
   08-01-11          9.75                      8,385,000         9,160,612
Total                                                           41,974,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
126  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Home building (2.8%)
Beazer Homes USA
  Sr Nts
   11-15-13          6.50%                    $2,000,000(d)     $2,035,000
KB HOME
  Sr Nts
   02-01-14          5.75                      5,640,000(d)      5,442,600
  Sr Sub Nts
   02-01-10          7.75                        890,000           950,075
Meritage
   06-01-11          9.75                      3,670,000         4,110,400
Schuler Homes
   07-15-11         10.50                      4,680,000         5,458,050
Standard Pacific
  Sr Sub Nts
   04-15-12          9.25                      1,250,000         1,475,000
WCI Communities
   02-15-11         10.63                      4,305,000         4,843,125
  Sr Sub Nts
   10-01-13          7.88                      2,080,000         2,204,800
William Lyon Homes
   04-01-13         10.75                      1,160,000         1,357,200
Sr Nts
   02-15-14          7.50                      2,680,000(d)      2,700,100
Total                                                           30,576,350

Household products (0.8%)
Jostens Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13         21.24                      3,405,000(d,f)    2,264,325
Playtex Products
   03-01-11          8.00                      1,870,000(d)      1,944,800
Seminis Vegetable Seeds
  Sr Sub Nts
   10-01-13         10.25                      5,160,000(d)      5,521,200
Total                                                            9,730,325

Industrial services (3.2%)
Alliance Laundry System
  Series B
   05-01-08          9.63                        965,000           979,475
Allied Waste North America
   11-15-10          6.50                      3,355,000(d)      3,405,325
   02-15-14          6.13                      5,975,000(d)      5,780,813
  Series B
   09-01-12          9.25                      2,705,000         3,049,888
  Sr Nts
   04-15-13          7.88                      7,730,000         8,387,049
Interline Brands
  Sr Sub Nts
   05-15-11         11.50                      6,000,000         6,540,000
Natl Waterworks
  Series B
   12-01-12         10.50                      4,080,000         4,615,500
Williams Scotsman
   08-15-08         10.00                      1,385,000         1,509,650
Total                                                           34,267,700

Industrial transportation (1.0%)
Interpool
   08-01-07          7.20                      1,700,000         1,547,000
   08-01-07          7.35                      5,260,000         4,786,600
Quality Distribution/QD Capital
  Sr Sub Nts
   11-15-10          9.00                      5,110,000(d)      5,167,488
Total                                                           11,501,088

Insurance (0.3%)
Leucadia Natl
  Sr Nts
   08-15-13          7.00                      2,905,000         2,992,150

Leisure time & entertainment (1.4%)
Equinox Holdings
  Sr Nts
   12-15-09          9.00                      2,305,000(d)      2,408,725
Majestic Star Casino LLC
   10-15-10          9.50                      2,965,000         3,105,838
Remington Arms
   02-01-11         10.50                      1,925,000         2,011,625
Six Flags
  Sr Nts
   06-01-14          9.63                      3,980,000(d)      4,188,950
Vail Resorts
  Sr Sub Nts
   02-15-14          6.75                      4,375,000(d)      4,353,125
Total                                                           16,068,263

Lodging & gaming (4.9%)
Caesars Entertainment
  Sr Sub Nts
   05-15-11          8.13                      5,835,000         6,593,549
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09          9.25                      3,030,000         3,287,550
Gaylord Entertainment
  Sr Nts
   11-15-13          8.00                      2,405,000(d)      2,525,250
Hammons (John Q) Hotels
  1st Mtge Series B
   05-15-12          8.88                      1,320,000         1,442,100
HMH Properties
  Series B
   08-01-08          7.88                      1,830,000         1,894,050
MGM Mirage
   02-27-14          5.88                     11,620,000        11,503,799
Mohegan Tribal Gaming
  Sr Sub Nts
   07-01-11          8.38                      3,025,000         3,335,063
Poster Financial Group
   12-01-11          8.75                      3,560,000(d)      3,684,600
Premier Entertainment Biloxi LLC/
  Premier Finance Biloxi
   02-01-12         10.75                      1,115,000(d)      1,198,625
Prime Hospitality
  Sr Sub Nts Series B
   05-01-12          8.38                      3,270,000         3,400,800
RFS Partnership LP
   03-01-12          9.75                      1,740,000         1,861,800
River Rock Entertainment
  Sr Nts
   11-01-11          9.75                        915,000(d)        990,488
Riviera Holdings
   06-15-10         11.00                        505,000           530,250
Starwood Hotels Resorts
   05-01-12          7.88                      1,970,000         2,196,550
Wheeling Island Gaming
   12-15-09         10.13                      2,825,000         3,022,750
Wynn Las Vegas LLC
  2nd Mtge
   11-01-10         12.00                      4,520,000         5,424,000
Total                                                           52,891,224

Machinery (2.1%)
Case New Holland
  Sr Nts
   08-01-11          9.25                      2,765,000(d)      3,110,625
Columbus McKinnon
   08-01-10         10.00                      2,770,000         3,047,000
Joy Global
  Series B
   03-15-12          8.75                      2,400,000         2,688,000
Motors & Gears
  Sr Nts Series D
   11-15-06         10.75                      4,282,000         3,725,340
Sensus Metering Systems
  Sr Sub Nts
   12-15-13          8.63                      4,205,000(d)      4,273,331
Terex
   01-15-14          7.38                      2,850,000(d)      3,006,750
Thermadyne Holdings
  Sr Sub Nts
   02-01-14          9.25                      3,140,000(d)      3,179,250
Total                                                           23,030,296

Media (9.7%)
American Media Operation
   01-15-11          8.88                      2,745,000         2,841,075
AOA Holdings LLC
  Sr Nts
   06-15-08         12.00                      6,337,500(i)      6,590,999
CanWest Media
  (U.S. Dollar) Series B
   04-15-13          7.63                      3,510,000(c)      3,825,900
CBD Media/Finance
   06-01-11          8.63                      2,500,000         2,737,500
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12          8.75                      7,055,000(c)      7,848,687
Dex Media
   11-15-13          8.00                      6,245,000(d)      6,213,774
Dex Media East LLC/Finance
   11-15-09          9.88                      1,985,000         2,243,050
   11-15-12         12.13                      2,285,000         2,702,013

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
127  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Media (cont.)
Dex Media West/Finance
  Sr Nts
   08-15-10          8.50%                    $3,690,000(d)     $4,114,350
  Sr Sub Nts
   08-15-13          9.88                      5,095,000(d)      5,693,662
Granite Broadcasting
   12-01-10          9.75                      2,085,000(d)      2,064,150
Hollinger
  (U.S. Dollar)
   03-01-11         12.88                      1,695,000(c,d)    2,135,700
Hollinger Intl Publishing
  Sr Nts
   12-15-10          9.00                      3,675,000         4,005,750
Lamar Media
   01-01-13          7.25                      3,765,000         4,066,200
Lin Television
  Sr Sub Nts
   05-15-13          6.50                      3,770,000         3,845,400
Medianews Group
  Sr Sub Nts
   04-01-14          6.38                      2,950,000(d)      2,942,625
Nexstar Finance Holdings LLC
  (Zero coupon through 04-01-08,
  thereafter 11.38%)
   04-01-13         10.74                      1,470,000(f)      1,065,750
Nexstar Finance LLC
   04-01-08         12.00                      4,388,000         4,941,985
Paxson Communications
  (Zero coupon through 01-15-06,
  thereafter 12.25%)
   01-15-09         11.18                      4,015,000(f)      3,412,750
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11         11.13                      3,205,000(c)      3,669,725
Radio One
  Series B
   07-01-11          8.88                      2,745,000         3,033,225
Regal Cinemas
  Series B
   02-01-12          9.38                      1,500,000         1,691,250
Sinclair Broadcast Group
   03-15-12          8.00                      4,805,000         5,165,375
Sun Media
  (U.S. Dollar)
   02-15-13          7.63                      3,580,000(c)      3,875,350
Susquehanna Media
  Sr Sub Nts
   05-15-09          8.50                      3,150,000         3,319,313
   04-15-13          7.38                      1,295,000         1,374,319
United Artists Theatre
   07-01-15          9.30                      3,338,407         3,305,023
Von Hoffman
   03-15-09         10.25                      3,725,000         3,901,938
Total                                                          102,626,838

Metals (1.9%)
AK Steel Holding
   02-15-09          7.88                      2,960,000         2,619,600
Euramax Intl
  Sr Sub Nts
   08-15-11          8.50                      3,235,000(d)      3,364,400
Freeport McMoRan Copper & Gold
  Sr Nts
   02-01-14          6.88                      1,935,000(d)      1,905,975
Jorgensen Earle M.
   06-01-12          9.75                      2,325,000         2,592,375
Peabody Energy
  Series B
   03-15-13          6.88                      3,860,000         4,120,550
Russel Metals
  Sr Nts
   03-01-14          6.38                      2,560,000(c,d)    2,598,400
United States Steel
  Sr Nts
   05-15-10          9.75                      2,900,000         3,306,000
Total                                                           20,507,300

Miscellaneous (1.5%)
Corrections Corp of America
  Sr Nts
   05-01-11          7.50                      2,970,000(d)      3,118,500
FTD
  Sr Sub Nts
   02-15-14          7.75                      2,175,000(d)      2,180,438
NationsRent
   10-15-10          9.50                      3,850,000(d)      4,167,625
Nebraska Book
  Sr Sub Nts
   03-15-12          8.63                      2,735,000(d,h)    2,735,000
United Rentals North America
   02-15-12          6.50                      4,960,000(d)      4,935,200
Total                                                           17,136,763

Multi-industry (0.5%)
SPX
  Sr Nts
   06-15-11          6.25                      4,535,000         4,671,050
   01-01-13          7.50                      1,855,000         2,003,400
Total                                                            6,674,450

Paper & packaging (6.4%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13          6.00                      4,575,000(c)      4,390,865
Boise Cascade
  Sr Nts
   11-01-10          6.50                      2,050,000         2,152,541
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13          7.25                      3,315,000(c)      3,464,175
Crown Euro Holdings
  (U.S. Dollar)
   03-01-11          9.50                      2,755,000(c)      3,099,375
   03-01-13         10.88                      4,875,000(c)      5,679,374
Crown Paper
  Sr Sub Nts
   09-01-05         11.00                      4,785,000(b,j)           --
Doman Inds
  (U.S. Dollar) Sr Nts Series B
   11-15-07          9.25                      3,810,000(b,c)    1,066,800
Georgia-Pacific
   02-01-10          8.88                      2,540,000         2,895,600
   02-01-13          9.38                      3,995,000         4,604,238
   06-15-15          7.70                      2,910,000         3,070,050
Graphic Packaging Intl
  Sr Nts
   08-15-11          8.50                      2,754,000         3,036,285
Jefferson Smurfit
   06-01-13          7.50                      1,955,000         2,042,975
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12          9.63                      6,025,000(c)      6,778,124
  (U.S. Dollar) Sub Nts Pay-in-kind
   10-01-13         15.50                      1,988,000(c,d,g)  2,345,840
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13          6.75                      4,346,000(c)      4,585,030
Owens-Brockway Glass
   02-15-09          8.88                      1,745,000         1,897,688
   05-15-11          7.75                        475,000           503,500
   11-15-12          8.75                      2,970,000         3,259,575
   05-15-13          8.25                      2,510,000         2,641,775
Pliant
  (Zero coupon through 12-15-06,
  thereafter 11.13%)
   06-15-09         16.56                      3,065,000(d,f)    2,452,000
Portola Packaging
  Sr Nts
   02-01-12          8.25                        945,000(d)        973,350
Smurfit-Stone Container
   10-01-12          8.25                      3,070,000         3,330,950
Stone Container
  Sr Nts
   07-01-12          8.38                      3,760,000         4,051,400
Total                                                           68,321,510

Real estate investment trust (0.4%)
Host Marriott LP
  Sr Nts
   11-01-13          7.13                      3,745,000         3,866,713

Restaurants (0.4%)
Dominos
  Sr Sub Nts
   07-01-11          8.25                      4,105,000         4,402,613

Retail -- drugstores (0.4%)
Rite Aid
   12-15-08          6.13                        500,000(d)        477,500
   05-01-10          8.13                      3,510,000         3,773,250
Total                                                            4,250,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
128  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Retail -- general (1.6%)
CSK Auto
   01-15-14          7.00%                    $5,140,000(d)     $5,140,000
Finlay Enterprises
   05-01-08          9.00                        495,000           507,375
Flooring America
  Series B
   10-15-07          9.25                      1,109,000(b)            111
General Nutrition Center
  Sr Sub Nts
   12-01-10          8.50                      4,155,000(d)      4,326,394
PCA LLC/PCA Finance
  Sr Nts
   08-01-09         11.88                      4,891,000         5,429,010
United Auto Group
   03-15-12          9.63                      2,680,000         2,961,400
Total                                                           18,364,290

Retail -- grocery (0.1%)
Dairy Mart Convenience Stores
  Sr Sub Nts
   03-15-04         10.25                      3,850,000(b)        654,500

Telecom equipment & services (4.2%)
Centennial Communications
  Sr Nts
   02-01-14          8.13                      5,340,000(d)      4,979,550
Cincinnati Bell
   07-15-13          7.25                     10,885,000        11,211,550
Fairpoint Communications
  Sr Sub Nts
   05-01-10         12.50                      2,875,000         3,105,000
  Sr Sub Nts Series B
   05-01-08          9.50                      4,160,000         4,118,400
NATG Holdings LLC/Orius Capital
  Series B
   02-01-10         12.75                      4,600,000(b)          9,200
Qwest Communications Intl
  Sr Nts
   02-15-11          7.25                      7,075,000(d)      6,738,938
Qwest Services
   12-15-10         13.50                      3,328,000(d)      3,902,080
Rogers Wireless
  (U.S. Dollar)
   03-01-14          6.38                      8,210,000(c,d)    8,292,100
Ubiquitel Operating
  Sr Nts
   03-01-11          9.88                      3,255,000(d)      3,189,900
Total                                                           45,546,718

Utilities -- electric (3.3%)
AES
   05-15-13          8.75                      1,400,000(d)      1,541,750
Aquila
  Sr Nts
   11-15-09          7.63                      2,035,000         1,953,600
CMS Energy
  Sr Nts
   08-01-10          7.75                      2,700,000(d)      2,794,500
IPALCO Enterprises
   11-14-08          8.38                      2,780,000         3,099,700
   11-14-11          8.63                      4,790,000         5,412,700
NRG Energy
   12-15-13          8.00                      9,065,000(d)      9,336,950
PG&E
   07-15-08          6.88                      3,655,000(d)      3,989,506
Reliant Resources
   07-15-10          9.25                      2,290,000         2,461,750
Southern Star Central
   08-01-10          8.50                      5,035,000         5,513,325
Total                                                           36,103,781

Utilities -- natural gas (5.1%)
ANR Pipeline
   03-15-10          8.88                      5,065,000         5,596,825
Barrett Resources
  Sr Nts
   02-01-07          7.55                      2,685,000         2,919,938
Calpine Canada Energy Finance
  (U.S. Dollar)
   05-01-08          8.50                        300,000(c)        231,750
Dynegy Holdings
   07-15-10          9.88                      1,680,000(d)      1,848,000
   07-15-13         10.13                      2,120,000(d)      2,363,800
El Paso
   06-15-12          7.88                      1,385,000         1,253,425
El Paso Natl Gas
  Sr Nts Series A
   08-01-10          7.63                      4,200,000         4,284,000
El Paso Production Holding
   06-01-13          7.75                      6,355,000         5,973,700
Northwest Pipeline
   03-01-10          8.13                      1,965,000         2,141,850
Sonat
   06-01-05          6.88                        690,000           676,200
   07-15-11          7.63                      2,810,000         2,472,800
Southern Natural Gas
   03-15-10          8.88                      4,700,000         5,170,000
Transcontinental Gas Pipeline
   01-15-08          6.25                      2,450,000         2,535,750
  Series B
   08-15-11          7.00                      6,150,000         6,611,249
  Sr Nts Series B
   07-15-12          8.88                      2,830,000         3,353,550
Williams Companies
   03-15-12          8.13                      1,150,000         1,253,500
   07-15-19          7.63                      1,240,000         1,258,600
  Sr Nts
   06-01-10          8.63                      4,000,000         4,370,000
Total                                                           54,314,937

Utilities -- telephone (0.4%)
GCI
  Sr Nts
   02-15-14          7.25                      5,135,000(d)      5,032,300

Variable rate senior loan interests (3.2%)(k)
American Commercial Lines LLC
  Term Loan A
   06-30-05          5.13                      1,643,110         1,470,584
  Term Loan B
   06-30-06          5.38                      2,377,711         2,128,051
  Term Loan C
   03-30-07          7.62                      1,500,000(h)      1,342,500
Celanese BCP Luxembourg Holding Bridge
  Term Loan B
   03-15-14             --                     4,648,294(h)      4,625,053
Eott Energy
  Term Loan A
   08-31-04          9.00                      1,333,333         1,306,666
  Term Loan B
   08-31-04         10.00                        666,667           653,334
Metris Companies
  Term Loan
   06-30-04         12.00                      2,088,256         2,109,139
Qwest
  Term Loan B
   06-30-10          6.95                     20,220,000        20,599,124
Total                                                           34,234,451

Total bonds
(Cost: $975,832,938)                                        $1,009,861,695

Common stocks (0.3%)
Issuer                                        Shares               Value(a)

Link Energy LLC                               594,265(b)        $2,763,333
PFB Telecom Cl B                              204,171(b,j)              --
Stellex Aerostructures                            268(b,j)              --

Total common stocks
(Cost: $11,387,462)                                             $2,763,333

Preferred stocks & other (1.2%)
Issuer                                        Shares               Value(a)

CSC Holdings
   11.13% Cm Series M                          16,767           $1,768,919
Dobson Communications
   13.00% Pay-in-kind                             732(g)           614,880
Intermedia Communications
   13.50% Pay-in-kind Series B                      1(g)                 2
NTL
   Warrants                                         1(b)                10
Pegasus Satellite
   12.75% Cm Series B                              --                  390
SGW Holding
   Cm Pay-in-kind Series B                     20,650(b,g,i,j)          --
   Cv Series A                                  9,677(b,i,j)            --
   Warrants                                       250(b,i,j)            --

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
129  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - High Yield Bond Fund

Issuer                                        Shares               Value(a)

Varde Fund V LP                             5,000,000(b,e,i)    $9,141,483
Wayland Investment
   Fund LLC                                 6,000,000(b,e,i)     1,474,440

Total preferred stocks & other
(Cost: $14,518,036)                                            $13,000,124

Short-term securities (3.2%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
   04-23-04          1.00%                    $1,400,000        $1,397,944
Federal Home Loan Mtge Corp Disc Nts
   03-04-04          1.08                      5,000,000         4,999,194
   03-18-04          1.05                      7,500,000         7,496,156
   04-13-04          1.00                      5,000,000         4,993,779
Federal Natl Mtge Assn Disc Nt
   03-03-04          1.07                      5,000,000         4,999,340
Total                                                           23,886,413

Commercial paper (0.9%)
Grampian Funding LLC
   04-08-04          1.06                        500,000(l)        499,408
Scaldis Capital LLC
   04-13-04          1.04                      5,000,000(l)      4,993,527
Special Purpose Accounts Receivable
   03-08-04          1.06                      4,100,000(l)      4,098,793
Total                                                            9,591,728

Total short-term securities
(Cost: $33,477,938)                                            $33,478,141

Total investments in securities
(Cost: $1,035,216,374)(m)                                   $1,059,103,293

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 8.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $295,876,397 or 28.2% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $24,756,304.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Feb. 29, 2004, is as follows:

     Security                           Acquisition                   Cost
                                           dates
     AOA Holdings LLC
       12.00% Sr Nts 2008                06-02-02               $6,337,500
     Noveon
       13.00% Pay-in-kind 2011           03-10-03                3,990,393
     SGW Holding
       CM Pay-in-kind Series B    08-12-97 thru 05-09-03           271,392
       Cv Series A                       08-12-97                  100,002
       Warrants                          08-12-97                   78,900
     Varde Fund V LP              04-27-00 thru 06-19-00         5,000,000
     Wayland Investment Fund LLC         05-17-00                6,671,880

(j)  Negligible market value.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $9,591,728 or 0.9% of net assets.

(m) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $1,035,216,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $ 55,444,000
     Unrealized depreciation                                   (31,557,000)
                                                               -----------
     Net unrealized appreciation                              $ 23,887,000
                                                              ------------

--------------------------------------------------------------------------------
130  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - International Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.8%)(c)
Issuer                                        Shares               Value(a)

Australia (1.3%)

Media (0.5%)
News Corp                                    442,640             $4,156,286

Metals (0.8%)
BHP Billiton                                 748,676              7,081,880

Austria (0.5%)

Utilities -- telephone
Telekom Austria                              291,813(b)           4,224,030

Brazil (1.0%)

Energy (0.5%)
Petroleo Brasileiro ADR                      160,415(b)           4,507,662

Paper & packaging (0.5%)
Aracruz Celulose ADR                         121,333              4,386,188

China (0.5%)

Multi-industry
Swire Pacific Cl A                           654,000              4,579,096

Finland (2.3%)

Computer software & services (0.5%)
TietoEnator                                  135,358              4,372,740

Telecom equipment & services (1.8%)
Nokia                                        707,698             15,502,319

France (10.3%)

Automotive & related (0.8%)
Renault                                       96,373              6,723,595

Banks and savings & loans (1.3%)
BNP Paribas                                  180,884             11,428,454

Beverages & tobacco (0.9%)
LVMH Moet Hennessy
   Louis Vuitton                             103,247              7,889,490

Computer software & services (0.8%)
Atos Origin                                  102,804(b)           7,178,649

Energy (2.2%)
Total                                        102,661             18,750,774

Health care products (0.5%)
Aventis                                       55,165              4,222,219

Health care services (0.6%)
Essilor Intl                                  93,740              5,375,180

Insurance (1.6%)
Axa                                          584,331             13,417,058

Multi-industry (0.7%)
Sanofi-Synthelabo                             82,482              5,636,614

Utilities -- telephone (0.8%)
France Telecom                               262,156              7,221,408

Germany (4.9%)

Automotive & related (2.7%)
Bayerische Motoren Werke                     152,060              6,495,570
Continental                                  162,382              6,652,015
Porsche                                       17,064              9,930,177
Total                                                            23,077,762

Computer software & services (0.7%)
SAP                                           39,284              6,198,917

Insurance (1.0%)
Allianz                                       67,441              8,401,331

Utilities -- telephone (0.5%)
Deutsche Telekom                             213,568(b)           4,174,085

Hong Kong (2.5%)

Financial services (1.3%)
Cheung Kong Holdings                         494,000              4,712,257
Hong Kong Exchanges
  & Clearing                               2,268,000              6,002,274
Total                                                            10,714,531

Multi-industry (0.3%)
New World Development                      2,336,000              2,520,912

Real estate (0.9%)
Sun Hung Kai Properties                      817,000              8,029,510

Ireland (2.4%)

Banks and savings & loans (1.6%)
Allied Irish Banks                           263,174              3,995,863
Anglo Irish Bank                             571,075              9,735,172
Total                                                            13,731,035

Building materials & construction (0.7%)
CRH                                          303,217              6,329,351

Italy (3.9%)

Banks and savings & loans (1.4%)
Banco Popolare di
  Verona e Novara                            341,662              5,900,759
UniCredito Italiano                        1,194,991              6,295,451
Total                                                            12,196,210

Building materials & construction (0.4%)
Italcementi                                  308,740              3,767,045

Energy (1.3%)
Eni                                          586,196             11,486,056

Media (0.7%)
Mediaset                                     482,084              5,540,651

Japan (17.5%)

Automotive & related (1.8%)
Nissan Motor                                 483,000              5,362,246
Toyota Motor                                 277,000              9,557,844
Total                                                            14,920,090

Banks and savings & loans (1.4%)
Mitsubishi Tokyo
  Financial Group                                745              5,727,622
Mitsui Fudosan                               600,000              6,392,092
Total                                                            12,119,714

Building materials & construction (0.4%)
Asahi Glass                                  400,000              3,682,958

Cellular telecommunications (0.5%)
NTT DoCoMo                                     2,085              4,331,823

Chemicals (0.9%)
Shin-Etsu Chemical                            65,400              2,543,932
Sumitomo Chemical                          1,350,000              5,028,830
Total                                                             7,572,762

Computer software & services (0.3%)
Nomura Research Institute                     24,500              2,372,414

Electronics (2.1%)
Hitachi                                      538,000              3,510,837
Hitachi Maxell                               244,800              3,351,829
Keyence                                       25,000              5,155,134
Murata Manufacturing                          43,100              2,394,444
Rohm                                          19,200              2,170,236
Tokyo Electron                                25,000              1,507,871
Total                                                            18,090,351

Engineering & construction (0.3%)
Daiwa House Inds                             278,000              2,750,485

Financial services (1.1%)
Nomura Holdings                              385,000              6,113,628
Sumitomo Trust & Banking                     652,000              3,508,841
Total                                                             9,622,469

Furniture & appliances (0.7%)
Matsushita Electric Industrial               400,000              5,831,960

Health care products (1.2%)
Chugai Pharmaceutical                        193,600              2,854,563
Yamanouchi Pharmaceutical                    207,200              6,940,802
Total                                                             9,795,365

Household products (0.4%)
Kao                                          146,000              3,080,084

Industrial transportation (0.5%)
East Japan Railway                               857              4,000,275

Insurance (0.5%)
Sompo Japan Insurance                        485,000              4,114,909

Machinery (0.9%)
Amada                                        600,000              3,322,350
SMC                                           40,500              4,748,353
Total                                                             8,070,703

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
131  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - International Fund

Issuer                                        Shares               Value(a)

Japan (cont.)

Media (1.1%)
Dai Nippon Printing                           244,000           $3,796,449
Dentsu                                            387            1,965,815
Nippon Telegraph & Telephone                      841            3,894,802
Total                                                            9,657,066

Multi-industry (1.3%)
Canon                                         120,000            5,853,927
Mitsubishi                                    500,000            4,933,187
Total                                                           10,787,114

Paper & packaging (0.6%)
Nippon Unipac Holding                           1,103            5,108,164

Retail -- general (0.7%)
Marui                                         159,000            2,342,943
Seven-Eleven Japan                            127,000            4,010,160
Total                                                            6,353,103

Utilities -- electric (0.8%)
Tokyo Electric Power                          298,900            6,565,623

Luxembourg (0.4%)

Metals
Arcelor                                       186,257            3,429,708

Mexico (1.1%)

Cellular telecommunications
America Movil ADR Series L                    265,358            9,462,666

Netherlands (3.6%)

Banks and savings & loans (0.7%)
ING Groep                                     231,210            5,653,639

Computer software & services (0.8%)
Buhrmann                                      635,386            6,655,207

Food (0.9%)
Koninklijke Numico                            234,610(b)         7,730,657

Industrial services (1.2%)
Koninklijke (Royal)
  Philips Electronics                         346,406           10,523,511

Norway (0.5%)

Insurance
Storebrand                                    648,007            4,409,369

Russia (0.6%)

Utilities -- telephone
Mobile Telesystems ADR                         48,440            5,195,190

Singapore (1.5%)

Banks and savings & loans (1.0%)
DBS Group Holdings                            944,000            8,152,034

Real estate (0.5%)
City Developments                           1,118,000            4,400,411

South Korea (1.9%)

Banks and savings & loans (0.5%)
Kookmin Bank                                  111,490(b)         4,654,897

Electronics (1.4%)
Samsung Electronics                            25,310           11,729,549

Spain (0.8%)

Banks and savings & loans
Banco Popular Espanol                         115,724            7,023,998

Sweden (1.7%)

Machinery (0.6%)
Atlas Copco Cl A                              141,686            5,072,314

Telecom equipment & services (1.1%)
Telefonaktiebolaget
  LM Ericsson Cl B                          3,233,500(b)         9,425,721

Switzerland (9.5%)

Banks and savings & loans (3.4%)
Credit Suisse Group                           263,291            9,577,611
UBS                                           250,333           18,389,882
Total                                                           27,967,493

Health care products (2.9%)
Nobel Biocare Holding                          53,695            6,806,736
Roche Holding                                 121,791           12,562,199
Synthes-Stratec                                 5,457            5,508,345
Total                                                           24,877,280

Insurance (2.2%)
Swiss Life Holding                             64,688(b)        11,740,156
Swiss Reinsurance                             102,427            7,371,228
Total                                                           19,111,384

Multi-industry (0.5%)
ABB                                           720,071(b)         4,359,943

Retail -- general (0.5%)
Swatch Group Cl B                              32,818            4,211,908

Taiwan (2.3%)

Banks and savings & loans (1.3%)
Chinatrust Financial Holding                9,008,360           10,748,995

Electronics (1.0%)
Taiwan Semiconductor Mfg                    4,432,040            8,437,552

United Kingdom (25.8%)

Aerospace & defense (0.7%)
Rolls-Royce Group                           1,485,884            6,066,510

Airlines (0.7%)
British Airways                               953,307(b)         5,590,507

Banks and savings & loans (3.2%)
HBOS                                          619,873            8,403,385
Royal Bank of
  Scotland Group                              383,277           12,120,309
Standard Chartered                            412,705            7,107,535
Total                                                           27,631,229

Beverages & tobacco (0.9%)
British American Tobacco                      477,325            7,281,441

Broker dealers (0.8%)
Man Group                                     249,465            7,138,801

Building materials & construction (0.7%)
RMC Group                                     482,859            6,209,904

Cellular telecommunications (2.1%)
Vodafone Group                              7,268,811           18,109,605

Computer software & services (1.6%)
ARM Holdings                                1,378,432            3,095,295
lastminute.com                              1,121,497(b)         4,641,243
LogicaCMG                                   1,086,083            6,167,594
Total                                                           13,904,132

Electronics (0.5%)
Premier Farnell                               842,721            4,179,582

Energy (0.5%)
BP                                            558,845            4,488,071

Engineering & construction (0.5%)
Hanson                                        549,629            4,431,908

Financial services (2.0%)
HSBC Holdings                               1,057,984           17,189,631

Home building (0.2%)
Bellway                                       146,062            1,985,529

Industrial services (0.7%)
BOC Group                                     335,429            5,792,263

Lodging & gaming (0.4%)
Rank Group                                    561,094            3,272,218

Media (2.3%)
British Sky
Broadcasting Group                            517,183(b)         6,920,075
Taylor Nelson Sofres                        1,200,145            5,027,971
United Business Media                         755,458            7,759,956
Total                                                           19,708,002

Multi-industry (0.5%)
Hays                                        1,637,372            4,254,090

Retail -- drugstores (0.7%)
Boots Group                                   406,807            5,605,524

Retail -- general (0.8%)
GUS                                           404,646            5,489,388
Signet Group                                  728,716            1,372,637
Total                                                            6,862,025

Retail -- grocery (2.0%)
Tesco                                       2,382,833           11,386,812
William Morrison
Supermarkets                                1,220,813            5,556,348
Total                                                           16,943,160

Telecom equipment & services (2.0%)
Marconi                                       452,372(b)         5,989,920
mm02                                        5,810,144(b)        11,429,416
Total                                                           17,419,336

Textiles & apparel (0.7%)
Burberry Group                                909,308            5,952,636

Utilities -- natural gas (0.7%)
BG Group                                      954,426            5,614,781

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
132  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - International Fund

Issuer                                           Shares            Value(a)

United Kingdom (cont.)

Utilities -- telephone (0.4%)
Cable & Wireless                               1,349,515        $3,512,464

Total common stocks
(Cost: $702,862,974)                                          $824,025,245

Preferred stock (0.7%)(c)
Issuer                                           Shares            Value(a)

Germany
ProSiebenSat.1 Media                             289,156        $6,107,697

Total preferred stock
(Cost: $4,225,394)                                              $6,107,697

Bond (--%)(c)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

France
Axa
  (European Monetary Unit) Cv
   12-21-04          2.40%                        18,077(d)       $391,714

Total bond
(Cost: $264,547)                                                  $391,714

Short-term securities (2.3%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (1.0%)
Federal Home Loan Mtge Corp Disc Nts
   03-04-04          1.08%                    $1,600,000        $1,599,742
   04-13-04          1.00                      3,500,000         3,495,645
Federal Natl Mtge Assn Disc Nts
   04-30-04          1.00                      2,900,000         2,895,311
   05-05-04          1.02                      1,000,000           998,231
Total                                                            8,988,929

Commercial paper (1.3%)
CC USA
   03-05-04          1.04                      1,400,000(e)      1,399,717
CRC Funding LLC
   03-01-04          1.04                      9,400,000(e)      9,399,185
Total                                                           10,798,902

Total short-term securities
(Cost: $19,787,706)                                            $19,787,831

Total investments in securities
(Cost: $727,140,621)(f)                                       $850,312,487

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Currently this security is non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. The acquisition is expected to occur in March 2004. If the acquisition is not completed by 12/21/2004, the bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $10,798,902 or 1.3% of net assets.

(f) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $727,141,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $129,300,000
     Unrealized depreciation                                    (6,129,000)
                                                                ----------
     Net unrealized appreciation                              $123,171,000
                                                              ------------

--------------------------------------------------------------------------------
133  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Large Cap Value Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.8%)
Issuer                                        Shares               Value(a)

Aerospace & defense (3.4%)
Boeing                                            413              $17,912
Empresa Brasileira de
  Aeronautica ADR                                 350(c)            10,567
General Dynamics                                  108                9,949
Lockheed Martin                                   521               24,112
Northrop Grumman                                  250               25,277
United Technologies                               200               18,422
Total                                                              106,239

Automotive & related (0.4%)
General Motors                                    250               12,030

Banks and savings & loans (12.0%)
Bank of America                                 1,300              106,495
Bank of New York                                  350               11,550
Bank One                                          500               26,990
Commerce Bancorp                                  171               10,375
FleetBoston Financial                             500               22,515
PNC Financial Services Group                      450               26,379
U.S. Bancorp                                    1,800               51,354
Wachovia                                          650               31,181
Washington Mutual                                 650               29,211
Wells Fargo                                     1,000               57,349
Total                                                              373,399

Beverages & tobacco (4.3%)
Altria Group                                    1,200               69,060
Coca-Cola                                         550               27,478
Pepsi Bottling Group                              113                3,269
PepsiCo                                           550               28,545
RJ Reynolds Tobacco Holdings                      100                6,173
Total                                                              134,525

Broker dealers (4.9%)
J.P. Morgan Chase                               1,550               63,581
Merrill Lynch & Co                                700               42,847
Morgan Stanley                                    771               46,075
Total                                                              152,503

Building materials & construction (1.2%)
American Standard                                 114(b)            12,421
Masco                                             400               11,216
Temple-Inland                                     209               13,617
Total                                                               37,254

Cable (2.4%)
Comcast Cl A                                      550(b)            16,522
Comcast Special Cl A                              600(b)            17,532
EchoStar Communications Cl A                      350(b)            12,642
NTL                                               400(b)            27,424
Total                                                               74,120

Cellular telecommunications (0.3%)
Vodafone Group ADR                                400(c)             9,988

Chemicals (2.4%)
Dow Chemical                                      950               41,296
Eastman Chemical                                  150                6,353
Hercules                                          263(b)             3,130
Lyondell Chemical                                 950               16,920
RPM Intl                                          468                7,600
Total                                                               75,299

Computer hardware (2.1%)
Apple Computer                                    350(b)             8,376
Cisco Systems                                     450(b)            10,395
Dell                                              250(b)             8,163
Hewlett-Packard                                 1,700               38,606
Total                                                               65,540

Computer software & services (1.2%)
Affiliated Computer
Services Cl A                                     200(b)             9,652
Cadence Design Systems                            650(b)            10,030
Microsoft                                         300                7,950
State Street                                      200               10,746
Total                                                               38,378

Electronics (1.4%)
Intel                                             450               13,154
Natl Semiconductor                                350(b)            13,775
Teradyne                                          350(b)             8,628
Texas Instruments                                 250                7,663
Total                                                               43,220

Energy (8.1%)
Anadarko Petroleum                                167                8,559
BP ADR                                            650(c)            31,980
ChevronTexaco                                     600               53,010
ConocoPhillips                                    800               55,096
Devon Energy                                      250               14,195
Exxon Mobil                                     1,750               73,797
Newfield Exploration                              322(b)            15,095
Total                                                              251,732

Energy equipment & services (1.8%)
Cooper Cameron                                    250(b)            11,055
Schlumberger                                      150                9,674
Transocean                                        300(b)             8,844
Weatherford Intl                                  617(b)            27,641
Total                                                               57,214

Environmental services (0.2%)
Allied Waste Inds                                 550(b)             6,947

Finance companies (4.4%)
Citigroup                                       2,750              138,215

Financial services (4.4%)
Capital One Financial                             350               24,752
Countrywide Financial                             125               11,454
Fannie Mae                                        500               37,450
Freddie Mac                                       700               43,343
MBNA                                              750               20,498
Total                                                              137,497

Food (0.7%)
Heinz (HJ)                                        412               15,743
Sara Lee                                          314                6,851
Total                                                               22,594

Furniture & appliances (0.2%)
Leggett & Platt                                   300                7,341

Health care products (4.9%)
Amgen                                              50(b)             3,177
Baxter Intl                                       550               16,016
Boston Scientific                                 100(b)             4,085
Bristol-Myers Squibb                              300                8,346
Gilead Sciences                                   109(b)             5,909
Guidant                                            50                3,407
Medco Health Solutions                            300(b)             9,798
Merck & Co                                        950               45,675
Novartis ADR                                      200(c)             8,830
Pfizer                                            700               25,655
Schering-Plough                                   500                8,980
Wyeth                                             350               13,825
Total                                                              153,703

Health care services (2.0%)
Aetna                                             200               16,158
HCA                                               250               10,630
Lincare Holdings                                  200(b)             6,468
Select Medical                                    175                2,795
Tenet Healthcare                                  750(b)             9,015
WellPoint Health Networks                         150(b)            16,315
Total                                                               61,381

Household products (2.1%)
Clorox                                            150                7,359
Colgate-Palmolive                                 450               24,953
Procter & Gamble                                  320               32,803
Total                                                               65,115

Insurance (6.2%)
ACE                                               300(c)            13,488
Allstate                                          900               41,067
American Intl Group                               718               53,131
Assurant                                          110(b)             2,831
Chubb                                             258               18,313
CIGNA                                             200               11,086
First American                                    250                7,638
Hartford Financial Services Group                 100                6,550

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
134  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Large Cap Value Fund

Issuer                                        Shares               Value(a)

Insurance (cont.)
St. Paul Companies                                471              $20,131
Travelers Property Casualty Cl A                  562               10,206
Travelers Property Casualty Cl B                  300                5,472
UnumProvident                                     200                2,964
Total                                                              192,877

Leisure time & entertainment (1.3%)
Mattel                                            623               11,837
Viacom Cl B                                       750               28,845
Total                                                               40,682

Machinery (1.0%)
AGCO                                              170(b)             3,171
Caterpillar                                       164               12,423
Illinois Tool Works                               150               11,928
Ingersoll-Rand Cl A                                71(c)             4,720
Total                                                               32,242

Media (5.1%)
Cendant                                           900               20,430
Disney (Walt)                                   2,150               57,039
InterActiveCorp                                   222(b)             7,231
Liberty Media Cl A                              1,850(b)            21,090
McGraw-Hill Companies                             100                7,817
Reader's Digest Assn                              362                4,887
Scripps (EW) Cl A                                 100                9,736
Time Warner                                       821(b)            14,162
Tribune                                           320               15,981
Total                                                              158,373

Metals (0.8%)
Alcan                                             172(c)             8,192
Alcoa                                             450               16,862
Total                                                               25,054

Multi-industry (2.3%)
Accenture Cl A                                    400(b,c)           9,240
Dover                                             221                8,661
General Electric                                  800               26,015
ITT Inds                                          100                7,550
Tyco Intl                                         750(c)            21,428
Total                                                               72,894

Paper & packaging (1.7%)
Avery Dennison                                    208               13,181
Bowater                                           300               13,770
Intl Paper                                        250               11,065
Weyerhaeuser                                      212               13,833
Total                                                               51,849

Real estate investment trust (0.7%)
Apartment Investment
  & Management Cl A                               171                5,540
Equity Office Properties Trust                    550               15,697
Total                                                               21,237

Restaurants (1.0%)
Brinker Intl                                      150(b)             5,645
McDonald's                                        900               25,470
Total                                                               31,115

Retail -- general (1.9%)
BJ's Wholesale Club                               300(b)             7,125
Costco Wholesale                                  300(b)            11,679
Home Depot                                        350               12,709
Kohl's                                             56(b)             2,884
Sonic Automotive                                  400                9,840
Target                                            316               13,891
Total                                                               58,128

Retail -- grocery (0.7%)
Kroger                                            600(b)            11,532
Safeway                                           400(b)             9,148
Total                                                               20,680

Telecom equipment & services (1.3%)
Motorola                                        1,071               19,760
Nokia ADR                                       1,024(c)            22,292
Total                                                               42,052

Utilities -- electric (1.8%)
Dominion Resources                                400               25,132
Exelon                                            350               23,499
FirstEnergy                                       191                7,378
Total                                                               56,009

Utilities -- natural gas (0.2%)
ONEOK                                             350                7,774

Utilities -- telephone (4.0%)
BellSouth                                       1,050               28,938
KT ADR                                            700(c)            13,314
SBC Communications                              1,600               38,416
Verizon Communications                          1,150               44,080
Total                                                              124,748

Total common stocks
(Cost: $2,911,548)                                              $2,959,948

Total investments in securities
(Cost: $2,911,548)(d)                                           $2,959,948

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 4.9% of net assets.

(d) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $2,912,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 98,000
     Unrealized depreciation                                       (50,000)
                                                                   -------
     Net unrealized appreciation                                  $ 48,000
                                                                  --------

--------------------------------------------------------------------------------
135  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Managed Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (61.7%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.2%)
Boeing                                        216,800           $9,402,616
Empresa Brasileira de
  Aeronautica ADR                             187,200(c)         5,651,568
General Dynamics                               57,000            5,250,840
Lockheed Martin                               273,400           12,652,952
Northrop Grumman                              133,000           13,447,630
Stellex Aerostructures                            290(b,h)              --
United Technologies                           100,000            9,211,000
Total                                                           55,616,606

Automotive & related (0.3%)
General Motors                                145,000            6,977,400

Banks and savings & loans (7.8%)
Bank of America                               703,300           57,614,336
Bank of New York                              179,400            5,920,200
Bank One                                      260,000           14,034,800
Commerce Bancorp                               90,000            5,460,300
FleetBoston Financial                         256,500           11,550,195
PNC Financial Services Group                  233,000           13,658,460
U.S. Bancorp                                  967,200           27,594,216
Wachovia                                      342,000           16,405,740
Washington Mutual                             362,300           16,281,762
Wells Fargo                                   528,200           30,292,270
Total                                                          198,812,279

Beverages & tobacco (2.8%)
Altria Group                                  617,300           35,525,615
Coca-Cola                                     286,000           14,288,560
Pepsi Bottling Group                           59,500            1,721,335
PepsiCo                                       281,900           14,630,610
RJ Reynolds Tobacco Holdings                   55,600            3,432,188
Total                                                           69,598,308

Broker dealers (3.2%)
J.P. Morgan Chase                             809,400           33,201,588
Merrill Lynch & Co                            356,800           21,839,728
Morgan Stanley                                405,000           24,202,800
Total                                                           79,244,116

Building materials & construction (0.8%)
American Standard                              59,700(b)         6,504,912
Masco                                         198,000            5,551,920
Temple-Inland                                 110,000            7,166,500
Total                                                           19,223,332

Cable (1.5%)
Comcast Cl A                                  277,814(b)         8,345,533
Comcast Special Cl A                          316,500(b)         9,248,130
EchoStar
  Communications Cl A                         180,000(b)         6,501,600
NTL                                           202,014(b)        13,850,079
Total                                                           37,945,342

Cellular telecommunications (0.2%)
Vodafone Group ADR                            198,000(c)         4,944,060

Chemicals (1.6%)
Dow Chemical                                  519,300           22,573,971
Eastman Chemical                               89,300            3,781,855
Hercules                                      138,300(b)         1,645,770
Lyondell Chemical                             489,350            8,715,324
RPM Intl                                      245,000            3,978,800
Total                                                           40,695,720

Computer hardware (1.4%)
Apple Computer                                175,000(b)         4,187,750
Cisco Systems                                 227,400(b)         5,252,940
Dell                                          131,400(b)         4,290,210
Hewlett-Packard                               892,500           20,268,675
Total                                                           33,999,575

Computer software & services (0.8%)
Affiliated Computer
  Services Cl A                               103,200(b)         4,980,432
Cadence Design Systems                        338,300(b)         5,219,969
Microsoft                                     147,400            3,906,100
State Street                                  107,100            5,754,483
Total                                                           19,860,984

Electronics (0.9%)
Intel                                         232,600            6,798,898
Natl Semiconductor                            177,000(b)         6,966,720
Teradyne                                      177,000(b)         4,363,050
Texas Instruments                             128,900            3,950,785
Total                                                           22,079,453

Energy (5.4%)
Anadarko Petroleum                             88,000            4,510,000
BP ADR                                        370,800(c)        18,243,360
ChevronTexaco                                 320,800           28,342,680
ConocoPhillips                                414,400           28,539,728
Devon Energy                                  120,000            6,813,600
Exxon Mobil                                   959,600           40,466,332
Newfield Exploration                          169,100(b)         7,927,408
Total                                                          134,843,108

Energy equipment & services (1.2%)
Cooper Cameron                                118,900(b)         5,257,758
Schlumberger                                   80,500            5,191,445
Transocean                                    153,700(b)         4,531,076
Weatherford Intl                              324,200(b)        14,524,160
Total                                                           29,504,439

Environmental services (0.1%)
Allied Waste Inds                             277,425(b)         3,503,878

Finance companies (2.9%)
Citigroup                                   1,450,900           72,922,234

Financial services (2.8%)
Capital One Financial                         173,400           12,262,848
Countrywide Financial                          66,833            6,123,908
Fannie Mae                                    252,600           18,919,740
Freddie Mac                                   372,900           23,089,968
MBNA                                          384,600           10,511,118
Total                                                           70,907,582

Food (0.5%)
Heinz (HJ)                                    216,800            8,283,928
Sara Lee                                      165,600            3,613,392
Total                                                           11,897,320

Furniture & appliances (0.1%)
Leggett & Platt                               145,000            3,548,150

Health care products (3.2%)
Amgen                                          27,000(b)         1,715,310
Baxter Intl                                   287,200            8,363,264
Boston Scientific                              41,800(b)         1,707,530
Bristol-Myers Squibb                          165,000            4,590,300
Gilead Sciences                                57,300(b)         3,106,233
Guidant                                        25,200            1,717,128
Medco Health Solutions                        149,440(b)         4,880,710
Merck & Co                                    501,700           24,121,736
Novartis ADR                                  104,200(c)         4,600,430
Pfizer                                        344,600           12,629,590
Schering-Plough                               268,100            4,815,076
Wyeth                                         183,200            7,236,400
Total                                                           79,483,707

Health care services (1.3%)
Aetna                                         104,700            8,458,713
HCA                                           127,000            5,400,040
Lincare Holdings                              105,300(b)         3,405,402
Select Medical                                 95,400            1,523,538
Tenet Healthcare                              386,000(b)         4,639,720
WellPoint Health Networks                      74,300(b)         8,081,611
Total                                                           31,509,024

Household products (1.3%)
Clorox                                         77,000            3,777,620
Colgate-Palmolive                             230,200           12,764,590
Procter & Gamble                              168,200           17,242,182
Total                                                           33,784,392

Insurance (4.0%)
ACE                                           150,900(c)         6,784,464
Allstate                                      445,400           20,323,602
American Intl Group                           377,200           27,912,800
Assurant                                       57,850(b)         1,489,059
Chubb                                         135,350            9,607,143
CIGNA                                          99,500            5,515,285
First American                                120,000            3,666,000
Hartford Financial
  Services Group                               50,900            3,333,950
St. Paul Companies                            247,200           10,565,328

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
136  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                                        Shares               Value(a)

Insurance (cont.)
Travelers Property
  Casualty Cl A                               295,000           $5,357,200
Travelers Property
  Casualty Cl B                               161,997            2,954,825
UnumProvident                                 102,700            1,522,014
Total                                                           99,031,670

Leisure time & entertainment (0.8%)
Mattel                                        327,300            6,218,700
Viacom Cl B                                   384,900           14,803,254
Total                                                           21,021,954

Machinery (0.7%)
AGCO                                           88,900(b)         1,657,985
Caterpillar                                    86,300            6,537,225
Illinois Tool Works                            75,000            5,964,000
Ingersoll-Rand Cl A                            37,100(c)         2,466,408
Total                                                           16,625,618

Media (3.3%)
Cendant                                       470,300           10,675,810
Disney (Walt)                               1,140,000           30,244,200
InterActiveCorp                               116,300(b)         3,787,891
Liberty Media Cl A                            977,600(b)        11,144,640
McGraw-Hill Companies                          50,000            3,908,500
Reader's Digest Assn                          190,350            2,569,725
Scripps (EW) Cl A                              40,000            3,894,400
Time Warner                                   432,000(b)         7,452,000
Tribune                                       168,000            8,389,920
Total                                                           82,067,086

Metals (0.5%)
Alcan                                          90,000(c)         4,286,700
Alcoa                                         230,000            8,618,100
Total                                                           12,904,800

Multi-industry (1.5%)
Accenture Cl A                                220,700(b,c)       5,098,170
Dover                                         115,900            4,542,121
General Electric                              420,000           13,658,400
ITT Inds                                       50,000            3,775,000
Tyco Intl                                     390,000(c)        11,142,300
Total                                                           38,215,991

Paper & packaging (1.1%)
Avery Dennison                                109,400            6,932,678
Bowater                                       145,000            6,655,500
Intl Paper                                    135,000            5,975,100
Weyerhaeuser                                  111,500            7,275,375
Total                                                           26,838,653

Real estate investment trust (0.4%)
Apartment Investment
  & Management Cl A                            90,000            2,916,000
Equity Office Properties Trust                288,000            8,219,520
Total                                                           11,135,520

Restaurants (0.6%)
Brinker Intl                                   68,900(b)         2,592,707
McDonald's                                    478,200           13,533,060
Total                                                           16,125,767

Retail -- general (1.2%)
BJ's Wholesale Club                           150,000(b)         3,562,500
Costco Wholesale                              156,000(b)         6,073,080
Home Depot                                    182,800            6,637,468
Kohl's                                         29,850(b)         1,537,275
Sonic Automotive                              205,000            5,043,000
Target                                        166,300            7,310,548
Total                                                           30,163,871

Retail -- grocery (0.4%)
Kroger                                        306,700(b)         5,894,774
Safeway                                       200,000(b)         4,574,000
Total                                                           10,468,774

Telecom equipment & services (0.9%)
Motorola                                      560,600           10,343,070
Nokia ADR                                     518,900(c)        11,296,453
Total                                                           21,639,523

Utilities -- electric (1.2%)
Dominion Resources                            207,200           13,018,376
Exelon                                        185,000           12,420,900
FirstEnergy                                   100,000            3,863,000
Total                                                           29,302,276

Utilities -- natural gas (0.2%)
ONEOK                                         185,800            4,126,618

Utilities -- telephone (2.6%)
BellSouth                                     561,400           15,472,184
KT ADR                                        365,000(c)         6,942,300
SBC Communications                            837,700           20,113,177
Verizon Communications                        598,200           22,929,006
Total                                                           65,456,667

Total common stocks
(Cost: $1,294,902,418)                                      $1,546,025,797

Preferred stocks & other (--%)
Issuer                                        Shares               Value(a)

Intermedia Communications
   13.50% Pay-in-kind Series B                     --(b,e,h)            --
Mexico Value Recovery Series B
   Rights                                   2,000,000(b,c,h)            --
Mexico Value Recovery Series C
   Rights                                   2,000,000(b,c,h)            --
Mexico Value Recovery Series D
   Rights                                   2,000,000(b,c,h)            --
Mexico Value Recovery Series E
   Rights                                   2,000,000(b,c,h)            --
Paxson Communications
  13.25% Pay-in-kind--(e)                         1,239

Pegasus Satellite
  12.75% Cm Series B1                             654

Total preferred stocks & other
(Cost: $981)                                                        $1,893

Bonds (34.4%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Foreign government (0.2%)
United Mexican States
  (U.S. Dollar)
   03-03-15          6.63%                    $4,540,000(c)     $4,839,640

U.S. government obligations & agencies (8.2%)
Federal Home Loan Mtge Corp
   08-15-06          2.75                     12,750,000        12,953,873
   11-15-13          4.88                     15,200,000        15,733,885
   01-15-14          4.50                     14,000,000        14,060,900
Federal Natl Mtge Assn
   05-15-08          6.00                     22,985,000        25,743,292
   11-17-08          3.88                     13,000,000        13,208,780
Student Loan Mtge Assn
   07-25-39          3.46                      1,700,000(d)      1,700,532
U.S. Treasury
   07-31-04          2.25                      3,650,000(j)      3,668,962
   10-31-04          2.13                      4,200,000         4,229,039
   05-31-05          1.25                      4,400,000         4,400,704
   08-31-05          2.00                     18,874,000        19,050,208
   11-15-05          5.75                      3,800,000         4,072,680
   12-31-05          1.88                        245,000           246,397
   02-15-07          2.25                      1,655,000         1,661,335
   02-15-09          3.00                      6,421,000(j)      6,437,053
   02-15-14          4.00                     14,629,000(j)     14,647,286
   08-15-23          6.25                     24,880,000        29,273,857
   02-15-26          6.00                     25,320,000        29,042,825
   02-15-31          5.38                        390,000           420,255
Total                                                          200,551,863

Commercial mortgage-backed/
Asset-backed securities (2.2%)(f)
Aesop Funding II LLC
  Series 2003-3A Cl A3
   07-20-09          3.72                      2,000,000         2,022,529
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl 4A (FSA Insured)
   02-12-09          3.55                        750,000(n)        769,633
Banc of America
  Commerical Mtge
  Series 2002-2 Cl A3
   07-11-43          5.12                      3,000,000         3,161,271
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34          6.00                      2,374,507         2,459,847
Bear Stearns
  Commercial Mtge Securities
  Series 2003-RWR2 Cl A4
   05-11-39          5.19                      2,300,000         2,331,260
  Series 2003-T10 Cl A1
   03-13-40          4.00                      3,149,221         3,190,697
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28          3.26                        700,000           706,782
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10          3.10                      2,400,000         2,404,097

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
137  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Commercial mortgage-backed/
Asset-backed securities (cont.)
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33          6.50%                    $3,532,970        $3,684,447
  Series 2004-C1 Cl A2
   01-15-37          3.52                      2,100,000(l)      2,110,500
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   01-05-36          4.02                      1,750,000         1,782,011
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A2
   09-15-26          4.02                      3,000,000         3,093,033
  Series 2002-C4 Cl A5
   09-15-31          4.85                      1,000,000         1,032,646
  Series 2002-C8 Cl A3
   11-15-27          4.83                        670,000           695,145
  Series 2003-C3 Cl A2
   05-15-27          3.09                      3,300,000         3,278,070
  Series 2003-C8 Cl A2
   11-15-27          4.21                        380,000           391,335
  Series 2004-C1 Cl A4
   01-15-31          4.57                      2,200,000         2,185,563
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40          3.27                      2,869,227         2,815,578
  Series 2003-T11 Cl A2
   06-13-41          4.34                      2,420,000         2,497,029
  Series 2004-T13 Cl A2
   09-13-45          3.94                      1,800,000         1,815,246
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08          2.61                        550,000           555,399
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29          5.86                      1,800,000         1,852,722
  Series 2004-KS1 Cl AI3
   09-25-28          2.95                        700,000           702,297
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33          5.50                      2,132,847         2,152,270
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
   11-15-35          3.89                      2,000,000         2,041,802
Washington Mutual
  Series 2003-AR10 Cl A6
   10-25-33          4.10                      2,900,000         2,916,047
Total                                                           52,647,256

Mortgage-backed securities (13.0%)(f)
Federal Home Loan Mtge Corp
   09-27-12          3.61                      1,700,000         1,728,257
   05-01-13          4.50                      1,786,045         1,831,394
   04-01-17          6.00                      7,858,237         8,287,160
   05-01-18          5.50                      2,754,828         2,872,647
   08-01-18          5.00                      8,242,899         8,476,705
   10-01-18          5.00                      6,786,922         6,973,485
   04-01-22          6.50                     10,848,215        11,446,109
   10-01-22          6.50                      1,279,390         1,349,903
   10-01-23          5.50                      8,875,017         9,195,087
   12-01-23          6.00                      4,327,026         4,528,110
   08-01-24          8.00                        162,396           177,306
   12-01-30          5.50                      5,082,567         5,219,457
   04-01-32          6.00                      2,478,864         2,580,323
   05-01-32          6.50                      8,210,822         8,716,128
   04-01-33          6.00                      3,636,841         3,805,463
   05-01-33          5.50                      3,767,896         3,860,252
   08-01-33          6.50                      2,682,593         2,822,022
   09-01-33          4.56                      2,238,779(m)      2,238,556
   04-01-34          5.00                      2,950,000(l)      2,927,285
  Collateralized Mtge Obligation
   07-15-16          4.00                      1,800,000         1,812,887
   02-15-19          4.50                        700,000           696,063
   10-15-18          4.00                      1,400,000         1,299,858
   10-15-18          5.00                      1,700,000         1,784,012
   11-15-18          5.00                      4,400,000         4,617,830
   01-15-19          5.00                      5,000,000         5,250,718
   02-15-27          5.00                      2,400,000         2,498,037
   11-15-28          4.50                      1,789,889         1,817,710
   02-15-33          5.50                      2,333,977         2,481,088
  Interest Only
   02-15-14          7.40                      1,200,000(k)        114,516
   06-15-18         30.45                        924,500(k)         71,911
   10-15-22          0.00                      3,652,673(k)        439,344
Federal Natl Mtge Assn
   06-01-10          6.50                      1,143,986         1,220,214
   08-01-11          8.50                        725,590           798,726
   01-01-13          4.92                      2,934,574         3,075,030
   02-01-13          4.87                      7,698,448         8,004,734
   06-01-13          4.85                      2,130,530         2,215,319
   10-01-13          5.11                      4,980,867         5,283,600
   04-01-14          5.50                      9,518,608         9,966,944
   08-01-16          6.50                        843,103           897,242
   03-01-17          6.50                      1,989,637         2,117,400
   08-01-17          6.50                      2,179,815         2,320,129
   06-01-18          5.00                      2,781,255         2,858,739
   08-01-18          4.50                      3,833,136         3,875,959
   09-01-18          5.50                      6,239,246         6,527,906
   03-01-19          4.50                      1,900,000(l)      1,917,813
   03-01-19          5.00                      1,200,000(l)      1,231,874
   03-01-19          6.00                      3,600,000(l)      3,792,377
   04-01-19          5.00                      4,150,000(l)      4,247,268
   04-01-19          5.50                      9,000,000(l)      9,345,942
   04-01-22          8.00                        245,575           268,910
   08-01-22          7.00                        815,152           867,028
   02-01-23          7.00                        853,558           907,879
   04-01-23          8.50                        523,882           575,119
   07-01-23          5.00                      2,191,994         2,233,092
   07-01-23          5.50                      3,420,455         3,538,265
   08-01-23          5.50                      3,458,983         3,578,120
   09-01-23          5.50                      3,929,699         4,065,048
   12-01-23          5.50                      1,044,575         1,080,552
   05-01-24          6.00                      1,353,524         1,417,999
   06-01-24          9.00                        299,668           333,953
   02-01-25          8.50                        216,631           236,658
   05-01-25          8.50                        338,718           370,032
   11-01-25          7.50                        562,836           605,261
   03-01-26          7.00                        792,069           842,967
   07-01-28          5.50                      1,334,371         1,371,880
   02-01-29          7.00                      1,426,168         1,517,812
   03-01-29          6.50                        154,457           162,710
   07-01-29          7.00                      2,669,832         2,836,314
   08-01-29          7.00                        712,115           756,520
   05-01-32          7.00                        440,958           468,335
   08-01-32          7.00                        616,272           654,497
   09-01-32          6.50                        912,903           960,532
   10-01-32          7.00                      2,126,245         2,258,250
   11-01-32          7.50                      1,168,351         1,251,775
   12-01-32          7.00                      3,179,919         3,377,341
   02-01-33          5.50                      2,324,916         2,380,318
   02-01-33          7.00                        899,079           954,897
   03-01-33          5.50                     10,184,659        10,451,773
   03-01-33          6.00                      5,541,334         5,804,713
   04-01-33          5.50                      4,614,069         4,724,021
   04-01-33          6.00                     10,270,826        10,741,749
   05-01-33          5.50                      5,128,447         5,251,466
   05-01-33          6.00                     15,104,219        15,775,703
   07-01-33          5.50                      7,754,303         7,944,807
   12-01-33          6.00                      2,794,814         2,912,060
   01-01-34          4.80                      2,397,507(m)      2,493,001
   03-01-34          6.50                      5,500,000(l)      5,783,591
   04-01-34          6.00                        800,000(l)        830,000
   05-01-34          6.00                      4,400,000(l)      4,551,250
  Collateralized Mtge Obligation
   04-25-12          5.34                      4,000,000         4,262,803
   07-25-16          4.00                      1,800,000         1,812,309
   07-25-26          5.50                      6,500,000         6,888,677
   12-25-26          8.00                      1,813,686         1,987,400
   03-30-34          5.00                      2,600,000(l)      2,720,656
   09-25-42          5.00                      1,140,000         1,179,644
  Interest Only
   12-25-12          0.00                      1,161,900(k)         88,177
Govt Natl Mtge Assn
   12-15-08          7.00                      2,151,765         2,307,801
   05-15-33          6.00                      2,245,374         2,346,780
   10-15-33          5.50                      2,936,530         3,018,178
Total                                                          325,365,462

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11          8.50                        150,000           166,500
DRS Technologies
  Sr Sub Nts
   11-01-13          6.88                        225,000(d)        232,875
L-3 Communications
   06-15-12          7.63                        400,000           444,000
   07-15-13          6.13                        260,000           267,150
Raytheon
   11-01-08          6.15                        540,000           597,421
   04-01-13          5.38                      1,450,000         1,500,998
TD Funding
   07-15-11          8.38                        320,000           337,600
Total                                                            3,546,544

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
138  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20          6.81%                      $325,607          $306,178

Automotive & related (0.1%)
DaimlerChrysler NA Holding
   06-04-08          4.05                      1,278,000         1,280,645
   11-15-13          6.50                      1,420,000         1,516,177
Ford Motor
   02-01-29          6.38                        370,000           329,400
TRW Automotive
  Sr Nts
   02-15-13          9.38                        290,000           330,600
Total                                                            3,456,822

Banks and savings & loans (0.8%)
ANZ Capital Trust I
   12-29-49          5.36                      1,690,000(d)      1,725,466
Bank of America
  Sr Nts
   09-15-12          4.88                      1,850,000         1,897,423
Bank United
   03-15-09          8.00                      3,500,000         4,201,397
Banknorth Group
  Sr Nts
   05-01-08          3.75                        920,000           926,127
Golden West Financial
  Sr Nts
   10-01-12          4.75                        670,000           685,634
US Bank Natl Assn Minnesota
   08-01-11          6.38                      3,090,000         3,498,436
Wachovia
  Sr Nts
   02-17-09          3.63                      1,690,000         1,701,783
Washington Mutual Bank FA
  Sub Nts
   06-15-11          6.88                        670,000           773,306
Wells Fargo Bank NA
  Sub Nts
   02-01-11          6.45                      5,000,000(j)      5,694,406
Total                                                           21,103,978

Beverages & tobacco (--%)
Cott Beverages
   12-15-11          8.00                        300,000           327,750

Broker dealers (0.4%)
Goldman Sachs Group
   04-01-13          5.25                      1,395,000         1,436,351
   07-15-13          4.75                        310,000           306,649
Lehman Brothers Holdings
   03-13-09          3.60                      1,580,000         1,583,918
Merrill Lynch & Co
   11-04-10          4.50                      1,890,000         1,940,858
Morgan Stanley
   01-15-09          3.88                      1,640,000         1,663,911
   05-15-10          4.25                      1,300,000         1,322,042
   03-01-13          5.30                      2,730,000         2,848,100
Total                                                           11,101,829

Building materials & construction (0.1%)
Associated Materials
   04-15-12          9.75                        250,000           275,000
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11          9.00                        410,000(d)        430,500
Nortek Holdings
  Sr Sub Nts Series B
   06-15-11          9.88                        275,000           306,625
Ryland Group
  Sr Nts
   06-01-08          5.38                        730,000           753,725
Total                                                            1,765,850

Cable (0.4%)
Comcast Cable Communications
   11-15-08          6.20                      7,630,000         8,428,517
CSC Holdings
  Sr Nts
   12-15-07          7.88                        250,000           269,375
  Sr Nts Series B
   04-01-11          7.63                        215,000           232,200
DirectTV Holdings/Finance
  Sr Nts
   03-15-13          8.38                        325,000           369,688
EchoStar DBS
  Sr Nts
   10-01-08          5.75                        350,000(d)        357,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14          6.88                        340,000(c)        356,150
Total                                                           10,012,930

Cellular telecommunications (0.1%)
AT&T Wireless Services
  Sr Nts
   03-01-11          7.88                      1,830,000         2,153,388
Nextel Communications
  Sr Nts
   10-31-13          6.88                        660,000           702,900
Total                                                            2,856,288

Chemicals (--%)
Airgas
   10-01-11          9.13                        225,000           255,375
Compass Minerals Group
   08-15-11         10.00                        225,000           254,250
Georgia Gulf
  Sr Nts
   12-15-13          7.13                        201,000(d)        213,563
MacDermid
   07-15-11          9.13                        200,000           227,000
Total                                                              950,188

Computer hardware (--%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09          8.00                        250,000(c)        270,625

Energy (0.3%)
Chesapeake Energy
  Sr Nts
   01-15-16          6.88                        340,000(d)        351,050
   01-15-16          6.88                        100,000           103,375
Gulfterra Energy Partner
  Sr Nts
   06-01-10          6.25                        800,000           842,000
Newfield Exploration
  Sr Sub Nts
   08-15-12          8.38                        800,000           900,000
Pemex Project Funding Master Trust
   12-15-14          7.38                      1,930,000         2,103,854
Tom Brown
   09-15-13          7.25                         40,000            42,900
XTO Energy
  Sr Nts
   04-15-12          7.50                        320,000           376,000
   04-15-13          6.25                      1,430,000         1,549,763
Total                                                            6,268,942

Energy equipment & services (0.1%)
Grant Prideco Escrow
   12-15-09          9.00                        400,000           446,000
Key Energy Services
  Series C
   03-01-08          8.38                        180,000           194,400
  Sr Nts
   05-01-13          6.38                        110,000           113,850
Offshore Logistics
   06-15-13          6.13                        525,000           509,250
Total                                                            1,263,500

Finance companies (1.0%)
Citigroup
   02-01-08          3.50                      5,310,000         5,384,552
  Sub Nts
   10-01-10          7.25                      1,175,000         1,385,870
Ford Motor Credit
   10-25-11          7.25                        560,000           606,683
   10-01-13          7.00                      5,635,000         5,921,427
GMAC
   09-15-11          6.88                     11,390,000        12,284,241
Total                                                           25,582,773

Financial services (0.7%)
Capital One Bank
  Sr Nts
   02-01-06          6.88                        390,000           422,334
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12          5.25                      6,440,000(c)      6,718,710
Master Alternative Loans Trust
  Series 2004-24-2A1
   04-30-34          6.00                      3,700,000(l)      3,830,078
TIAA Global Markets
   11-15-07          4.13                      4,300,000(d)      4,491,621
   01-22-08          3.88                        730,000(d)        751,520
Toyota Motor Credit
   12-15-10          4.35                        100,000           103,630
Total                                                           16,317,893

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
139  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75%                       $75,000(c,d)      $81,750
Chiquita Brands Intl
  Sr Nts
   03-15-09         10.56                        300,000           331,500
Del Monte
  Sr Sub Nts
   12-15-12          8.63                        250,000           276,250
Kellogg
  Sr Nts
   06-01-08          2.88                      5,200,000         5,113,940
Kraft Foods
   10-01-08          4.00                      4,560,000         4,660,366
Total                                                           10,463,806

Health care products (0.1%)
Apogent Technologies
  Sr Sub Nts
   05-15-13          6.50                        475,000           497,563
Kinetic Concepts
  Sr Sub Nts
   05-15-13          7.38                         80,000(d)         84,800
Wyeth
   02-01-14          5.50                      1,630,000         1,698,671
Total                                                            2,281,034

Health care services (0.1%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13          8.00                        300,000           329,250
   09-01-13          8.00                        170,000(d)        186,575
NeighborCare
  Sr Sub Nts
   11-15-13          6.88                        355,000(d)        369,200
Omnicare
  Sr Sub Nts
   06-01-13          6.13                        575,000           589,375
Province Healthcare
  Sr Sub Nts
   06-01-13          7.50                        100,000           103,250
Triad Hospitals
  Sr Sub Nts
   11-15-13          7.00                        425,000(d)        439,875
Total                                                            2,017,525

Home building (0.1%)
D.R. Horton
   12-01-07          7.50                        200,000           220,000
   01-15-09          5.00                        345,000           348,450
   07-01-13          5.88                        725,000           732,250
KB HOME
  Sr Nts
   02-01-14          5.75                        565,000(d)        545,225
Meritage
   06-01-11          9.75                        450,000           504,000
NVR
  Sr Nts
   06-15-10          5.00                        800,000           790,000
Total                                                            3,139,925

Household products (--%)
Scotts
  Sr Sub Nts
   11-15-13          6.63                         35,000(d)         36,225

Industrial services (--%)
Allied Waste North America
   11-15-10          6.50                         90,000(d)         91,350
   02-15-14          6.13                        125,000(d)        120,938
  Sr Nts
   04-15-13          7.88                        585,000           634,725
Total                                                              847,013

Industrial transportation (0.1%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11          6.38                      1,830,000(c)      2,069,997
Union Pacific
   02-01-08          6.63                        600,000           666,294
Total                                                            2,736,291

Insurance (0.6%)
ASIF Global Financing
   11-26-07          3.85                      1,350,000(d)      1,390,109
   01-17-13          4.90                      7,520,000(d)      7,641,598
Berkshire Hathaway
   10-15-13          4.63                      3,350,000(d)      3,370,636
MassMutual Global Funding II
   07-15-08          2.55                        640,000(d)        621,885
Met Life Global Funding I
   06-19-08          2.60                      2,280,000(d)      2,216,183
Pacific Life
   09-15-33          6.60                        410,000(d)        446,531
Total                                                           15,686,942

Leisure time & entertainment (0.3%)
Speedway Motorsports
  Sr Sub Nts
   06-01-13          6.75                        450,000           469,125
Time Warner
   05-01-12          6.88                        970,000         1,098,628
   05-15-29          6.63                      3,050,000         3,167,702
   05-01-32          7.70                      1,265,000         1,488,271
Vail Resorts
  Sr Sub Nts
   02-15-14          6.75                        240,000(d)        238,800
Viacom
   05-15-11          6.63                        880,000         1,009,576
Total                                                            7,472,102

Lodging & gaming (0.1%)
Caesars Entertainment
  Sr Sub Nts
   05-15-11          8.13                        650,000           734,500
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09          9.25                        250,000           271,250
Coast Hotels & Casino
   04-01-09          9.50                        175,000           184,188
Hilton Hotels
   12-01-12          7.63                        450,000           508,500
MGM Mirage
   10-01-09          6.00                        700,000           728,000
   02-27-14          5.88                        130,000           128,700
Mohegan Tribal Gaming
  Sr Sub Nts
   07-15-09          6.38                        225,000           235,125
   04-01-12          8.00                        250,000           273,750
Total                                                            3,064,013

Machinery (--%)
Joy Global
  Series B
   03-15-12          8.75                        150,000           168,000
Manitowoc
  Sr Nts
   11-01-13          7.13                         45,000            47,250
Terex
   01-15-14          7.38                        240,000(d)        253,200
Total                                                              468,450

Media (0.3%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13          7.63                        250,000(c)        272,500
CBD Media/Finance
   06-01-11          8.63                        400,000           438,000
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12          8.75                        550,000(c)        611,875
Dex Media East LLC/Finance
   11-15-09          9.88                         75,000            84,750
Dex Media West/Finance
  Sr Nts
   08-15-10          8.50                        100,000(d)        111,500
Gray Television
   12-15-11          9.25                        300,000           333,750
Hollinger Intl Publishing
  Sr Nts
   12-15-10          9.00                        160,000           174,400
Lamar Media
   01-01-13          7.25                        500,000           540,000
Lin Television
  Sr Sub Nts
   05-15-13          6.50                        475,000           484,500
Morris Publishing
  Sr Sub Nts
   08-01-13          7.00                        155,000(d)        158,294

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
140  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Media (cont.)
Nexstar Finance LLC
   04-01-08         12.00%                      $200,000          $225,250
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11         11.13                         90,000(c)        103,050
Radio One
  Series B
   07-01-11          8.88                        300,000           331,500
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11          7.25                        440,000(c)        491,700
Sinclair Broadcast Group
   12-15-11          8.75                        205,000           224,988
   03-15-12          8.00                        100,000           107,500
Sun Media
  (U.S. Dollar)
   02-15-13          7.63                        400,000(c)        433,000
Susquehanna Media
  Sr Sub Nts
   04-15-13          7.38                        250,000           265,313
United Artists Theatre
   07-01-15          9.30                      1,309,601         1,296,505
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08          6.25                      1,265,000(c)      1,334,574
Total                                                            8,022,949

Metals (--%)
Jorgensen Earle M.
   06-01-12          9.75                        100,000           111,500
Peabody Energy
  Series B
   03-15-13          6.88                        300,000           320,250
United States Steel
  Sr Nts
   05-15-10          9.75                        300,000           342,000
Total                                                              773,750

Multi-industry (0.1%)
SPX
  Sr Nts
   06-15-11          6.25                        680,000           700,400
Tyco Intl Group
  (U.S. Dollar)
   02-15-11          6.75                        470,000(c)        519,176
  (U.S. Dollar) Sr Nts
   11-15-13          6.00                      1,960,000(c,d)    2,050,711
Total                                                            3,270,287

Paper & packaging (0.6%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13          6.00                        575,000(c)        551,857
Ball
   12-15-12          6.88                        400,000           426,000
Boise Cascade
  Sr Nts
   11-01-10          6.50                         70,000            73,501
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13          7.25                        655,000(c)        684,475
Crown Paper
  Sr Sub Nts
   09-01-05         11.00                      1,000,000(b,h)           --
Georgia-Pacific
   02-01-10          8.88                        405,000           461,700
Graphic Packaging Intl
  Sr Nts
   08-15-11          8.50                        170,000           187,425
Intl Paper
   07-08-05          8.13                      4,500,000         4,872,510
   01-15-14          5.50                      1,550,000         1,600,468
MeadWestvaco
   04-01-12          6.85                        830,000           929,751
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13          6.75                        400,000(c)        422,000
Owens-Brockway Glass
   05-15-11          7.75                        415,000           439,900
Silgan Holdings
  Sr Sub Nts
   11-15-13          6.75                        600,000(d)        612,000
Stone Container
  Sr Nts
   02-01-08          9.25                        175,000           195,125
   07-01-12          8.38                        235,000           253,213
Weyerhaeuser
   03-15-07          6.13                      1,550,000         1,693,029
   03-15-12          6.75                      1,685,000         1,891,059
Total                                                           15,294,013

Real estate investment trust (--%)
Host Marriott LP
  Sr Nts
   11-01-13          7.13                        165,000           170,363

Restaurants (0.1%)
Dominos
  Sr Sub Nts
   07-01-11          8.25                        325,000           348,563
YUM! Brands
  Sr Nts
   05-15-08          7.65                      1,325,000         1,517,125
Total                                                            1,865,688

Retail -- general (0.3%)
CSK Auto
   01-15-14          7.00                        210,000(d)        210,000
Flooring America
  Series B
   10-15-07          9.25                      1,849,000(b)            185
United Auto Group
   03-15-12          9.63                        350,000           386,750
Wal-Mart CRAVE 401
   07-17-06          7.00                      1,599,023(d)      1,715,704
Wal-Mart Stores
   02-15-11          4.13                      3,880,000         3,915,696
William Carter
  Series B
   08-15-11         10.88                        480,000           556,800
Total                                                            6,785,135

Retail -- grocery (--%)
Kroger
   02-01-13          5.50                        340,000           356,963

Telecom equipment & services (0.5%)
Cincinnati Bell
   07-15-13          7.25                        425,000           437,750
Cingular Wireless LLC
  Sr Nts
   12-15-11          6.50                      1,120,000         1,234,350
NATG Holdings LLC/Orius Capital
  Series B
   02-01-10         12.75                        825,000(b)          1,650
Qwest
   11-01-04          7.20                        835,000           855,875
   03-15-12          9.13                        350,000(d)        397,250
Rogers Wireless
  (U.S. Dollar)
   03-01-14          6.38                        410,000(c,d)      414,100
Sprint Capital
   03-15-12          8.38                      4,260,000         5,106,623
Telus
  (U.S. Dollar)
   06-01-07          7.50                      2,290,000(c)      2,588,362
Verizon Virginia Cl A
   03-15-13          4.63                      1,000,000           979,780
Vodafone Group
  (U.S. Dollar)
   02-15-10          7.75                        200,000(c)        238,760
Total                                                           12,254,500

Utilities -- electric (1.6%)
American Electric Power
  Sr Nts Series C
   03-15-10          5.38                      1,145,000         1,222,189
Carolina Power & Light
   07-15-12          6.50                        540,000           608,081
Centerpoint Energy
   02-15-11          7.75                        300,000           339,761
CenterPoint Energy Houston Electric LLC
   01-15-14          5.75                         90,000            95,676
Cleveland Electric Illuminating
  Sr Nts
   12-15-13          5.65                      1,750,000(d)      1,790,754
Columbus Southern Power
  Sr Nts Series C
   03-01-13          5.50                      1,160,000         1,223,948
Commonwealth Edison
   02-01-08          3.70                        670,000           683,688
  1st Mtge
   08-15-10          4.74                        560,000           582,109

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
141  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Utilities -- electric (cont.)
Consumers Energy
  1st Mtge
   02-17-09          4.80%                      $900,000          $932,101
  1st Mtge Series C
   04-15-08          4.25                      3,770,000         3,855,752
Dayton Power & Light
  1st Mtge
   10-01-13          5.13                      2,170,000(d)      2,236,250
Dominion Resources
  Sr Nts Series B
   06-30-12          6.25                        570,000           629,666
  Sr Nts Series F
   08-01-33          5.25                      1,290,000         1,301,629
DPL
  Sr Nts
   09-01-11          6.88                        405,000           428,288
Duke Energy
   01-15-12          6.25                      1,240,000         1,357,077
  1st Mtge
   03-05-08          3.75                      2,960,000         3,021,982
  Sr Nts
   10-01-08          4.20                      4,055,000         4,117,517
Duquesne Light
  1st Mtge Series O
   04-15-12          6.70                        200,000           227,958
Florida Power
  1st Mtge
   03-01-13          4.80                      3,490,000         3,575,959
Indianapolis Power & Light
  1st Mtge
   07-01-13          6.30                        670,000(d)        727,245
IPALCO Enterprises
   11-14-08          8.38                        300,000           334,500
   11-14-11          8.63                        535,000           604,550
Metropolitan Edison
   03-15-13          4.95                      1,020,000         1,028,113
MidAmerican Energy
  Sr Nts
   05-15-08          3.50                        360,000           358,747
Northern States Power
  1st Mtge
   08-01-10          4.75                      1,530,000         1,595,300
Northern States Power - Minnesota
  1st Mtge Series B
   08-28-12          8.00                        730,000           909,173
Ohio Power
  Sr Nts Series F
   02-15-13          5.50                        560,000           590,722
  Sr Nts Series H
   01-15-14          4.85                      1,460,000         1,458,277
PG&E
   07-15-08          6.88                        250,000(d)        272,880
Public Service Co of Colorado
   10-01-08          4.38                      1,170,000         1,216,929
   03-01-13          4.88                        410,000           419,469
   04-01-14          5.50                        770,000           818,380
Tampa Electric
   08-15-07          5.38                        210,000           224,511
   08-15-12          6.38                      2,020,000         2,210,910
Teco Energy
  Sr Nts
   06-15-10          7.50                        125,000           131,875
Total                                                           41,131,966

Utilities -- natural gas (0.4%)
ANR Pipeline
   03-15-10          8.88                        330,000           364,650
Columbia Energy Group
  Series E
   11-28-10          7.32                      5,000,000         5,407,030
Consolidated Natural Gas
  Sr Nts
   04-15-11          6.85                        380,000           434,724
El Paso Natl Gas
  Sr Nts Series A
   08-01-10          7.63                        235,000           239,700
NiSource Finance
   11-01-06          3.20                        820,000           831,701
Northwest Pipeline
   03-01-10          8.13                        595,000           648,550
Panhandle Eastern Pipeline
  Sr Nts
   08-15-08          4.80                        600,000           621,384
Southern Natural Gas
   03-15-10          8.88                        525,000           577,500
Transcontinental Gas Pipeline
  Series B
   08-15-11          7.00                        425,000           456,875
Williams Companies
   03-15-12          8.13                        410,000           446,900
Total                                                           10,029,014

Utilities -- telephone (1.0%)
AT&T
  Sr Nts
   11-15-11          8.05                      1,032,000         1,202,023
British Telecom
  (U.S. Dollar)
   12-15-10          8.38                      1,000,000(c)      1,223,146
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10          8.50                        950,000(c)      1,155,407
   07-22-13          5.25                      4,955,000(c)      5,063,564
France Telecom
  (U.S. Dollar)
   03-01-11          8.75                        370,000(c,g)      446,308
   03-01-31          9.50                        330,000(c,g)      436,371
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13          5.25                      3,430,000(c,d)    3,475,526
   11-15-33          6.38                        500,000(c,d)      513,407
Verizon New England
  Sr Nts
   09-15-11          6.50                      1,125,000         1,257,908
Verizon New York
  Series A
   04-01-12          6.88                      1,970,000         2,219,321
Verizon Pennsylvania
  Series A
   11-15-11          5.65                      8,500,000         9,081,401
Total                                                           26,074,382

Total bonds
(Cost: $850,739,071)                                          $862,778,646

Short-term securities (7.1%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (2.4%)
Federal Home Loan Mtge Corp Disc Nt
   04-13-04          1.00%                    $6,300,000        $6,292,161
Federal Natl Mtge Assn Disc Nts
   03-03-04          1.07                     30,000,000        29,996,039
   03-24-04          1.05                      3,100,000         3,097,914
   05-05-04          1.02                     20,000,000        19,964,620
Total                                                           59,350,734

Commercial paper
Alpine Securitization
   03-15-04          1.03                      3,700,000(i)      3,698,200
CAFCO LLC
   03-18-04          1.02                     16,700,000(i)     16,690,537
CC (USA)/Centauri
   03-05-04          1.04                      9,200,000(i)      9,198,140
CRC Funding LLC
   03-01-04          1.04                     14,000,000(i)     13,998,787
Danske
   04-08-04          1.05                     10,100,000        10,088,037
Dorada Finance
   04-26-04          1.04                      6,800,000(i)      6,788,819
Edison Asset Securitization
   04-02-04          1.04                     10,800,000(i)     10,788,900
Greyhawk Funding LLC
   05-17-04          1.04                     20,000,000(i)     19,954,795
Morgan Stanley
   04-23-04          1.04                     11,800,000        11,780,970
Variable Funding Capital
   03-15-04          1.02                      9,300,000(i)      9,295,520
White Pine Finance LLC
   04-28-04          1.06                      2,200,000(i)      2,196,223
   04-30-04          1.07                      2,900,000(i)      2,894,856
Total                                                          117,373,784

Total short-term securities
(Cost: $176,723,691)                                          $176,724,518

Total investments in securities
(Cost: $2,322,366,161)(o)                                   $2,585,530,854

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
142  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Managed Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 4.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $43,074,628 or 1.7% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(h)  Negligible market value.

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $95,504,777 or 3.8% of net assets.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                      Notional amount

     Purchase contracts
     Eurodollar, Sept. 2007, 90-day                            $34,500,000
     U.S. Treasury Bonds, June 2004, 30-year                    20,500,000

     Sale contracts
     U.S. Treasury Notes, March 2004, 5-year                     3,600,000
     U.S. Treasury Notes, June 2004, 5-year                      7,100,000
     U.S. Treasury Notes, March 2004, 10-year                    5,400,000
     U.S. Treasury Notes, June 2004, 10-year                    78,600,000

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Feb. 29, 2004.

(l) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $43,320,840.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(n) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA --  Financial Security Assurance

(o) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $2,322,366,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $292,962,000
     Unrealized depreciation                                   (29,797,000)
                                                               -----------
     Net unrealized appreciation                              $263,165,000
                                                              ------------

--------------------------------------------------------------------------------
143  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - New Dimensions Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.0%)
Northrop Grumman                              154,000          $15,570,940
United Technologies                           186,000           17,132,460
Total                                                           32,703,400

Airlines (0.6%)
Southwest Airlines                          1,541,725           21,291,222

Banks and savings & loans (2.6%)
Bank of America                               667,700           54,697,984
Fifth Third Bancorp                           275,900           15,455,918
Wells Fargo                                   308,400           17,686,740
Total                                                           87,840,642

Beverages & tobacco (3.8%)
Altria Group                                1,334,100           76,777,455
PepsiCo                                       934,200           48,484,980
Total                                                          125,262,435

Broker dealers (1.1%)
Morgan Stanley                                613,280           36,649,613

Cellular telecommunications (1.5%)
Vodafone Group ADR                          2,067,000(c)        51,612,990

Chemicals (1.0%)
Air Products & Chemicals                      348,700           16,821,288
du Pont (EI) de Nemours                       376,500           16,976,385
Total                                                           33,797,673

Computer hardware (4.6%)
Cisco Systems                               2,415,400(b)        55,795,740
Dell                                        2,119,300(b)        69,195,145
EMC                                         1,919,900(b)        27,492,968
Total                                                          152,483,853

Computer software & services (9.3%)
Electronic Arts                               370,800(b)        17,486,928
Intl Business Machines                        650,200           62,744,300
Microsoft                                   4,819,400          127,714,100
Oracle                                      1,913,300(b)        24,643,304
Paychex                                       289,500            9,313,215
Symantec                                      946,700(b)        38,947,238
VERITAS Software                              910,700(b)        27,703,494
Total                                                          308,552,579

Electronics (8.5%)
Analog Devices                                464,800           23,193,520
Applied Materials                           1,832,800(b)        38,928,672
Intel                                       3,250,800           95,020,884
Maxim Integrated Products                     616,100           30,749,551
Samsung Electronics                            74,400(c)        34,479,592
Texas Instruments                           2,007,800           61,539,070
Total                                                          283,911,289

Energy (3.6%)
Apache                                        192,500            7,925,225
ChevronTexaco                                 245,100           21,654,585
ConocoPhillips                                320,700           22,086,609
Exxon Mobil                                 1,643,196           69,293,575
Total                                                          120,959,994

Energy equipment & services (1.8%)
PetroChina ADR                                 59,355(c)         3,167,183
Schlumberger                                  743,400           47,941,866
Smith Intl                                    203,700(b)        10,321,479
Total                                                           61,430,528

Environmental services (0.7%)
Waste Management                              765,600           21,819,600

Finance companies (3.5%)
Citigroup                                   2,347,633          117,992,035

Financial services (2.4%)
Goldman Sachs Group                           344,800           36,503,976
MBNA                                          819,225           22,389,419
SLM                                           475,775           19,930,215
Total                                                           78,823,610

Health care products (11.1%)
Amgen                                       1,942,400(b)       123,400,671
Boston Scientific                             578,100(b)        23,615,385
Genentech                                     192,500(b)        20,768,825
Johnson & Johnson                             375,050           20,218,946
Medtronic                                     688,000           32,267,200
Pfizer                                      3,067,950          112,440,368
Stryker                                       127,400           11,304,202
Teva Pharmaceutical
  Inds ADR                                    382,200(c)        24,843,000
Total                                                          368,858,597

Health care services (2.3%)
UnitedHealth Group                          1,239,000           76,818,000

Household products (0.6%)
Procter & Gamble                              184,100           18,872,091

Indexes (1.5%)
Nasdaq-100 Index Tracking                   1,353,500           49,470,425

Industrial transportation (1.5%)
Union Pacific                                 289,500           18,423,780
United Parcel Service Cl B                    468,300           33,076,029
Total                                                           51,499,809

Insurance (4.2%)
American Intl Group                         1,391,400          102,963,600
Marsh & McLennan                              755,265           36,245,167
Total                                                          139,208,767

Leisure time & entertainment (0.9%)
Viacom Cl B                                   770,417           29,630,238

Lodging & gaming (2.5%)
Intl Game Technology                        1,238,400           48,594,816
Marriott Intl Cl A                            760,000           33,918,800
Total                                                           82,513,616

Machinery (5.2%)
Caterpillar                                   867,200           65,690,400
Deere & Co                                    999,300           64,185,039
Illinois Tool Works                           551,500           43,855,280
Total                                                          173,730,719

Media (5.4%)
Amazon.com                                    799,800(b)        34,511,370
Cendant                                     1,928,900           43,786,030
eBay                                          653,400(b)        44,993,124
Gannett                                       210,986           18,201,762
InterActiveCorp                             1,147,900(b)        37,387,103
Total                                                          178,879,389

Metals (1.0%)
Alcoa                                         848,880           31,807,534

Multi-industry (5.0%)
3M                                            673,100           52,515,262
Eastman Kodak                                 323,600            9,235,544
General Electric                            3,271,500          106,389,180
Total                                                          168,139,986

Paper & packaging (1.0%)
Intl Paper                                    742,900           32,880,754

Restaurants (1.0%)
McDonald's                                  1,088,200           30,796,060
Starbucks                                      95,600(b)         3,576,396
Total                                                           34,372,456

Retail -- general (6.4%)
Best Buy                                      441,700           23,520,525
Home Depot                                    799,050           29,013,506
Staples                                       321,600(b)         8,432,352
Target                                      1,685,600           74,098,976
Wal-Mart Stores                             1,338,000           79,691,280
Total                                                          214,756,639

Telecom equipment & services (0.8%)
Nokia ADR                                     567,800(c)        12,361,006
Nortel Networks                             1,926,000(b,c)      15,369,480
Total                                                           27,730,486

Utilities -- electric (1.6%)
Dominion Resources                            858,600           53,945,838

Total common stocks
(Cost: $2,924,356,523)                                      $3,268,246,807

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
144  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - New Dimensions Fund

Short-term securities (3.7%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (2.0%)
Federal Home Loan Bank Disc Nt
   04-23-04          1.00%                    $8,800,000        $8,787,074
Federal Home Loan Mtge Corp Disc Nts
   04-20-04          1.00                      9,200,000         9,186,947
   04-27-04          1.00                     16,600,000        16,573,337
   05-04-04          1.02                     26,100,000        26,054,533
Federal Natl Mtge Assn Disc Nt
   04-14-04          1.00                      6,400,000         6,392,268
Total                                                           66,994,159

Commercial paper (1.7%)
Atomium Funding
   03-11-04          1.11                      5,800,000(d)      5,797,822
Beta Finance
   04-26-04          1.05                      6,900,000(d)      6,888,655
Edison Asset Securitization
   04-02-04          1.04                      2,000,000(d)      1,997,945
ING US Funding
   05-05-04          1.05                      8,700,000         8,683,323
Nordea Bank
   04-28-04          1.05                     16,200,000        16,172,189
Scaldis Capital LLC
   04-13-04          1.04                        800,000(d)        798,964
Sigma Finance
   03-01-04          1.04                      3,100,000(d)      3,099,731
White Pine Finance LLC
   03-05-04          1.11                     10,200,000(d)     10,197,843
   04-28-04          1.06                      2,900,000(d)      2,895,022
Total                                                           56,531,494

Total short-term securities
(Cost: $123,519,793)                                          $123,525,653

Total investments in securities
(Cost: $3,047,876,316)(e)                                   $3,391,772,460

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 4.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $31,675,982 or 0.9% of net assets.

(e) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $3,047,876,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $439,584,000
     Unrealized depreciation                                   (95,688,000)
                                                               -----------
     Net unrealized appreciation                              $343,896,000
                                                              ------------

--------------------------------------------------------------------------------
145  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Partners Select Value Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.5%)
Curtiss-Wright Cl B                             1,000              $46,500
Honeywell Intl                                  1,000               35,050
Total                                                               81,550

Automotive & related (5.0%)
Dana                                            3,000               64,170
GenCorp                                         2,000               22,560
Genuine Parts                                   1,500               52,095
Modine Mfg                                      1,000               28,450
Total                                                              167,275

Beverages & tobacco (4.3%)
Allied Domecq ADR                               1,000(c)            34,480
Brown-Forman Cl A                               1,000               51,150
Coca-Cola                                         500               24,980
Diageo ADR                                        200(c)            11,330
PepsiAmericas                                   1,000               19,180
Total                                                              141,120

Building materials & construction (0.3%)
Watts Water Technologies Cl A                     500               11,570

Cable (1.5%)
Cablevision Systems
  NY Group Cl A                                 2,000(b)            50,960

Cellular telecommunications (3.7%)
AT&T Wireless Services                          6,000(b)            81,480
U.S. Cellular                                   1,000(b)            41,350
Total                                                              122,830

Chemicals (2.2%)
Hercules                                        1,500(b)            17,850
Roto-Rooter                                     1,000               56,420
Total                                                               74,270

Electronics (2.2%)
Texas Instruments                               1,000               30,650
Thomas & Betts                                  2,000               43,180
Total                                                               73,830

Energy (3.5%)
ConocoPhillips                                    500               34,435
Exxon Mobil                                       500               21,085
Royal Dutch Petroleum ADR                       1,200(c)            59,508
Total                                                              115,028

Environmental services (0.8%)
Republic Services                               1,000               26,240

Food (10.3%)
Archer-Daniels-Midland                          3,000               51,600
Campbell Soup                                   1,000               27,960
Corn Products Intl                              1,000               37,900
Del Monte Foods                                 2,000(b)            21,800
General Mills                                   1,000               45,980
Heinz (HJ)                                      1,000               38,210
Hershey Foods                                     500               41,450
Sensient Technologies                           2,500               49,375
Wrigley (Wm) Jr                                   500               28,120
Total                                                              342,395

Health care products (4.5%)
Bristol-Myers Squibb                            1,000               27,820
INAMED                                            400(b)            19,160
Lilly (Eli)                                       500               36,970
Pfizer                                          1,000               36,650
Sybron Dental Specialties                       1,000(b)            28,410
Total                                                              149,010

Health care services (3.1%)
Patterson Dental                                1,000(b)            67,770
Schein (Henry)                                    500(b)            35,750
Total                                                              103,520

Household products (7.6%)
Church & Dwight                                   500               20,840
Dial                                            5,000              143,700
Energizer Holdings                                800(b)            37,336
Procter & Gamble                                  500               51,255
Total                                                              253,131

Leisure time & entertainment (1.6%)
Gemstar-TV Guide Intl                           2,000(b)            14,480
Viacom Cl A                                     1,000               38,760
Total                                                               53,240

Machinery (1.0%)
Deere & Co                                        500               32,115

Media (18.7%)
Disney (Walt)                                   1,000               26,530
Fisher Communications                           1,000(b)            50,900
Fox Entertainment Group Cl A                    3,000(b)            87,060
Knight-Ridder                                     300               22,428
Liberty Media Cl A                              5,000(b)            57,000
Media General Cl A                                500               32,400
New York Times Cl A                             1,000               45,640
News Corp ADR                                   1,000(c)            32,730
Pulitzer                                        1,000               51,600
Reader's Digest Assn                            1,500               20,250
Sinclair Broadcast Group Cl A                   2,000(b)            25,120
Time Warner                                     3,000(b)            51,750
Tribune                                         1,500               74,910
Young Broadcasting Cl A                         2,000(b)            38,600
Total                                                              616,918

Multi-industry (4.7%)
Cooper Inds Cl A                                  500               26,455
ITT Inds                                          200               15,100
Sony ADR                                        1,000(c)            40,940
Vivendi Universal ADR                           2,500(b,c)          72,125
Total                                                              154,620

Retail -- general (1.7%)
Neiman Marcus Group Cl A                        1,000               56,480

Utilities -- electric (5.5%)
Allegheny Energy                                1,000(b)            13,190
Duquesne Light Holdings                         1,500               29,895
El Paso Electric                                1,000(b)            13,610
Energy East                                     1,000               24,160
FPL Group                                         500               32,825
Northeast Utilities                             1,000               19,240
NSTAR                                           1,000               51,150
Total                                                              184,070

Utilities -- telephone (4.3%)
Qwest Communications Intl                       7,500(b)            34,350
Sprint (FON Group)                              1,000               17,730
Sprint (PCS Group)                              2,000(b)            18,000
Telephone & Data Systems                        1,000               72,050
Total                                                              142,130

Total common stocks
(Cost: $2,872,864)                                              $2,952,302

Total investments in securities
(Cost: $2,872,864)(d)                                           $2,952,302

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 7.6% of net assets.

(d) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $2,873,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $127,000
     Unrealized depreciation                                       (48,000)
                                                                   -------
     Net unrealized appreciation                                   $79,000
                                                                   -------

--------------------------------------------------------------------------------
146  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Partners Small Cap Value Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (87.3%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.2%)
Curtiss-Wright                                 14,000             $672,280
DRS Technologies                                2,347(b)            70,786
Ducommun                                       19,060(b)           427,897
EDO                                            11,709              296,472
MTC Technologies                               27,450(b)           738,130
REMEC                                          11,600(b)            81,200
Total                                                            2,286,765

Airlines (0.1%)
AirTran Holdings                               23,075(b)           285,669

Automotive & related (1.1%)
American Axle &
  Mfg Holdings                                 15,170(b)           576,612
Spartan Motors                                  8,600               94,600
Strattec Security                               7,700(b)           486,486
Superior Inds Intl                              3,416              116,827
Wescast Inds Cl A                              13,700(c)           373,339
Winnebago Inds                                  6,700              447,493
Total                                                            2,095,357

Banks and savings & loans (5.1%)
Alabama Natl Bancorp                            4,597              234,493
Alliance Bankshares                             6,572(b)           124,868
Bancorp Bank                                   17,266(b)           272,285
BankUnited Financial Cl A                      18,397(b)           507,205
Berkshire Hills Bancorp                         5,638              209,170
Brookline Bancorp                              79,288            1,248,787
Capital Corp of the West                        1,577               61,378
Cardinal Financial                             15,103(b)           129,886
Citizens Banking                               22,220              737,926
Community First Bankshares                      5,543              157,255
Corus Bankshares                                6,613              268,554
Fidelity Bankshares                            11,001              401,426
First Community Bancorp                        10,817              425,324
First Niagara Financial Group                  38,040              554,623
First Oak Brook Bancshares                      4,834              150,845
Greater Bay Bancorp                            13,953              384,545
IBERIABANK                                      7,792              484,662
IndyMac Bancorp                                16,124              567,565
Interchange Financial Services                  2,452               59,559
Main Street Banks                              11,700              301,041
Net.Bank                                       29,056              360,294
PFF Bancorp                                    20,978              752,062
Prosperity Bancshares                           5,696              134,710
Republic Bancorp                               37,493              517,403
Southcoast Financial                            4,088               94,719
Sterling Bancorp                                5,772              172,410
Sun Bancorp                                     3,176               81,941
United Community Banks                          7,352              251,071
Western Sierra Bancorp                            321               14,204
Wintrust Financial                              6,106              293,699
Total                                                            9,953,910

Broker dealers (1.1%)
Affiliated Managers Group                       5,146(b)           434,837
E*TRADE Financial                              21,400(b)           306,234
Instinet Group                                184,500(b)         1,304,415
Total                                                            2,045,486

Building materials & construction (3.0%)
Drew Inds                                       4,900(b)           178,409
ElkCorp                                         9,129              247,396
Florida Rock Inds                              19,050              836,295
Hughes Supply                                  18,119              863,370
LNR Property                                   35,600            1,876,121
Simpson Mfg                                    14,900(b)           703,429
Standard Pacific                               11,700              612,027
Texas Inds                                      4,015              143,014
Universal Forest Products                      10,485              330,382
Total                                                            5,790,443

Chemicals (1.5%)
Agrium                                         95,479(c)         1,415,954
Albemarle                                      15,744              444,768
Fuller (HB)                                     2,367               64,619
Minerals Technologies                           7,008              381,445
Penford                                         1,280               20,608
TETRA Technologies                             26,579(b)           661,817
Total                                                            2,989,211

Computer hardware (0.8%)
Black Box                                       9,500              489,345
Hutchinson Technology                          29,545(b)           841,146
Varian                                          7,413(b)           295,853
Total                                                            1,626,344

Computer software & services (5.9%)
American Management
  Systems                                      24,300(b)           371,547
ASK Jeeves                                      1,834(b)            37,028
Comverse Technology                            51,500(b)         1,015,580
Corillian                                      15,644(b)            82,287
eFunds                                         52,900(b)           857,509
Enterasys Networks                             34,878(b)           158,695
EPIQ Systems                                    8,532(b)           150,419
Extreme Networks                               33,235(b)           267,542
First Consulting Group                         25,500(b)           169,065
Geac Computer                                 217,400(b,c)       1,249,229
Group 1 Software                               14,400(b)           212,400
GTSI                                            2,421(b)            30,069
InterVideo                                     26,700(b)           266,226
Lionbridge Technologies                       105,123(b)           869,367
MAXIMUS                                        19,400(b)           677,060
Natl Processing                                16,600(b)           328,680
NDCHealth                                       9,545              275,851
NetIQ                                          36,951(b)           488,862
OPNET Technologies                             11,405(b)           188,867
PC-Tel                                          1,100(b)            12,540
Perot Systems Cl A                             55,400(b)           765,628
Pervasive Software                             33,700(b)           226,127
PLATO Learning                                 15,400(b)           202,510
Plumtree Software                              15,500(b)            71,455
PRG-Schultz Intl                               63,580(b)           277,209
Rimage                                         22,400(b)           339,360
SeeBeyond Technology                           19,768(b)            93,305
SPSS                                            4,600(b)            94,070
Sybase                                         26,000(b)           559,260
Take-Two Interactive Software                   2,054(b)            64,290
Transaction Systems
  Architects Cl A                              21,000(b)           377,790
Ulticom                                        20,200(b)           203,636
United Online                                  14,457(b)           248,950
VitalWorks                                     41,400(b)           166,842
Total                                                           11,399,255

Electronics (5.2%)
Actel                                          12,431(b)           307,046
Advanced Power Technology                      29,100(b)           305,550
American Power Conversion                      12,100              273,702
Analogic                                        7,500              312,675
Artisan Components                             20,339(b)           387,865
AVX                                            49,200              828,528
Bel Fuse Cl B                                  18,400              678,776
C&D Technologies                                8,500              161,160
CEVA                                           13,000(b)           132,340
Credence Systems                               29,500(b)           334,825
CyberOptics                                     5,700(b)           104,025
Electro Scientific Inds                        31,000(b)           739,970
Entegris                                       24,900(b)           302,535
ESS Technology                                  6,800(b)           107,304
Fairchild Semiconductor
  Intl Cl A                                     4,800(b)           123,840
Fargo Electronics                               6,805(b)            76,556
Franklin Electric                               4,633              275,664
GrafTech Intl                                  58,686(b)           796,369
KEMET                                          39,100(b)           575,552
LoJack                                          3,395(b)            26,990
Nu Horizons Electronics                        44,100(b)           423,360
Park Electrochemical                           37,400            1,000,449
Power Integrations                              9,723(b)           286,634
ScanSource                                      7,204(b)           343,343
TriQuint Semiconductor                         76,000(b)           608,000
TTM Technologies                                8,400(b)           135,744
Universal Electronics                          20,000(b)           255,000
Viisage Technology                             21,299(b)           135,227
Total                                                           10,039,029

Energy (2.8%)
Brown (Tom)                                    24,900(b)           875,733
Fording Canadian Coal Trust                    32,500(c)         1,313,975
Frontier Oil                                   15,188              292,521
Houston Exploration                            18,400(b)           692,208
Patina Oil & Gas                               15,109              771,466
Remington Oil & Gas                            24,600(b)           490,770

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
147  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                        Shares               Value(a)

Energy (cont.)
Smedvig Cl A                                   21,200(c)          $209,306
South Jersey Inds                               3,702              155,854
St. Mary Land & Exploration                    18,600              574,740
Total                                                            5,376,573

Energy equipment & services (3.5%)
Cimarex Energy                                 26,426(b)           734,643
Ensign Resource
  Service Group                                46,800(c)           812,351
Evergreen Resources                            21,530(b)           708,337
Hydril                                          4,114(b)           109,021
Oil States Intl                                29,800(b)           405,876
Patterson-UTI Energy                            6,800(b)           246,704
Precision Drilling                             20,300(b,c)         972,979
Range Resources                                49,794              552,713
RPC                                            14,800              166,352
Trican Well Service                             2,700(b,c)          67,211
Unit Corp                                      32,200(b)           855,876
Willbros Group                                 69,700(b,c)       1,080,350
Total                                                            6,712,413

Engineering & construction (1.3%)
Avatar Holdings                                11,400(b)           452,466
Dycom Inds                                     14,600(b)           378,432
Keith Companies                                24,700(b)           345,800
Lennox Intl                                    15,054              280,155
Modtech Holdings                               49,300(b)           438,770
Quanta Services                                67,100(b)           577,060
Total                                                            2,472,683

Environmental services (0.2%)
TRC Companies                                   7,927(b)           163,296
Waste Connections                               7,182(b)           270,618
Total                                                              433,914

Finance companies (0.5%)
Accredited Home
  Lenders Holding                              10,927(b)           367,366
Financial Federal                              15,700(b)           540,865
Total                                                              908,231

Financial services (0.7%)
Irwin Financial                                12,308              363,701
Jones Lang LaSalle                             22,500(b)           540,000
Sky Financial Group                             4,753              128,331
Westwood Holdings Group                        22,850              394,620
Total                                                            1,426,652

Food (0.4%)
American Italian Pasta Cl A                     5,576(b)           226,943
Hain Celestial Group                            3,187(b)            69,381
Sensient Technologies                          24,491              483,697
Total                                                              780,021

Furniture & appliances (1.1%)
Aaron Rents                                    21,709              510,162
American Woodmark                               7,294              463,898
Natuzzi ADR                                    49,600(c)           524,768
Stanley Furniture                               5,000              188,650
Thomas Inds                                    16,600              537,840
Total                                                            2,225,318

Health care products (3.2%)
Antigenics                                     35,800(b)           361,938
Coherent                                       27,300(b)           776,412
Endo Pharmaceuticals
  Holdings                                     35,100(b)           851,878
Kos Pharmaceuticals                             9,070(b)           399,171
Lexicon Genetics                               32,600(b)           223,310
Myriad Genetics                                13,600(b)           223,040
Nutraceutical Intl                             24,100(b)           401,747
Ocular Sciences                                17,200(b)           491,232
Perrigo                                        33,900              662,406
Renovis                                         8,759(b)           136,640
Serologicals                                    9,800(b)           182,672
Sybron Dental Specialties                       7,925(b)           225,149
Theragenics                                    77,100(b)           424,821
ThermoGenesis                                  19,522(b)            99,562
United Therapeutics                             9,651(b)           203,057
Viasys Healthcare                              12,800(b)           280,320
Vital Signs                                     5,600              181,048
Total                                                            6,124,403

Health care services (3.9%)
Applera - Celera
  Genomics Group                               33,400(b)           484,300
Centene                                        18,950(b)           573,427
Covance                                        20,970(b)           629,100
Cross Country Healthcare                       88,900(b)         1,534,414
Curative Health Services                       25,800(b)           311,922
Healthcare Services Group                      16,300              371,314
Horizon Health                                 25,400(b)           567,436
Inveresk Research Group                        11,292(b)           306,578
Lifeline Systems                                3,314(b)            57,796
Molina Healthcare                              10,400(b)           329,680
Option Care                                     8,000(b)           104,640
PAREXEL Intl                                   36,200(b)           631,690
Pediatric Services of America                   9,200(b)           107,548
Priority Healthcare Cl B                       10,604(b)           234,348
Radiologix                                     64,295(b)           249,465
Symbion                                         6,835(b)           130,617
U.S. Physical Therapy                          25,000(b)           333,750
United Surgical Partners Intl                  11,171(b)           407,406
US Oncology                                    21,400(b)           266,430
Total                                                            7,631,861

Home building (1.3%)
Alexander & Baldwin                            34,100            1,157,695
Beazer Homes USA                                3,459              369,767
Monaco Coach                                    8,174(b)           232,959
Skyline                                        17,200              696,772
WCI Communities                                 5,628(b)           129,106
Total                                                            2,586,299

Household products (2.5%)
Action Performance
  Companies                                    11,800              161,070
Elizabeth Arden                                28,038(b)           533,844
Helen of Troy                                   5,855(b,c)         170,556
JAKKS Pacific                                 114,900(b)         1,664,900
Jarden                                         19,643(b)           697,327
Nu Skin Enterprises Cl A                       48,000              919,199
Oneida                                         24,328              119,694
Rayovac                                         3,123(b)            81,136
Yankee Candle                                  20,200(b)           566,408
Total                                                            4,914,134

Industrial transportation (1.8%)
ArvinMeritor                                   14,990              338,174
Heartland Express                              10,736              239,842
Landstar System                                13,626(b)           486,312
OMI                                            73,935(b)           799,237
SCS Transportation                             14,970(b)           315,119
Wabash Natl                                    46,890(b)         1,334,021
Total                                                            3,512,705

Insurance (6.8%)
Alleghany                                         700              164,563
AMERIGROUP                                      8,300(b)           352,086
AmerUs Group                                    9,300              362,514
Arch Capital Group                              8,000(b,c)         339,280
Argonaut Group                                 13,500              262,035
Aspen Insurance Holdings                        9,000(b,c)         234,900
Brit Insurance Holdings                       537,400(b,c)         852,698
CNA Surety                                     38,100(b)           420,243
Donegal Group Cl A                              5,902              123,234
E-L Financial                                   3,500(c)           912,987
Erie Indemnity Cl A                             7,700              363,748
FBL Financial Group Cl A                       40,800            1,167,287
Hooper Holmes                                  32,100              201,267
Hub Intl                                       14,167(c)           233,756
Leucadia Natl                                  15,100              785,200
MONY Group                                     14,600(b)           459,900
Navigators Group                                7,383(b)           213,738
NYMAGIC                                         6,177              162,393
Phoenix Companies                              69,283              990,054
ProAssurance                                   33,207(b)         1,121,732
PXRE Group                                     11,410(c)           307,043
Reinsurance Group of America                    7,500              303,375
RLI                                            18,029              721,160
Scottish Re Group                              28,900(c)           681,462
StanCorp Financial Group                        6,148              405,461
U.S.I. Holdings                                14,116(b)           191,413
United Fire & Casualty                          7,400              317,830
Universal American Financial                   42,500(b)           445,825
Total                                                           13,097,184

Investment companies (0.6%)
iShares Russell 2000 Value
  Index Fund                                    3,734              632,428
SFK Pulp Fund                                  93,900(b,c)         570,363
Total                                                            1,202,791

Leisure time & entertainment (2.2%)
Arctic Cat                                     19,900              502,674
Argosy Gaming                                  12,684(b)           392,443
Callaway Golf                                  51,500              961,504
Concord Camera                                 28,635(b)           179,828
K2                                              6,936(b)           120,132
Multimedia Games                               14,043(b)           589,806
Radica Games                                   22,100(c)           196,248

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
148  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                        Shares               Value(a)

Leisure time & entertainment (cont.)
RC2                                            28,600(b)          $727,298
Steiner Leisure                                 3,400(b,c)          61,540
Thor Inds                                      12,000              356,280
Topps                                          19,600              180,124
Total                                                            4,267,877

Lodging & gaming (0.6%)
Dover Downs Gaming
  & Entertainment                              48,000              526,080
Station Casinos                                18,306              688,306
Total                                                            1,214,386

Machinery (3.3%)
Alamo Group                                    56,600            1,028,422
Blyth                                          15,000              509,250
FLIR Systems                                    3,378(b)           130,627
Harsco                                         12,313              559,380
Key Technology                                 12,100(b)           179,806
Lincoln Electric Holdings                      20,200              527,422
Lindsay Mfg                                    23,100              595,980
Lydall                                         43,016(b)           436,612
Semitool                                       47,500(b)           589,950
Terex                                          11,223(b)           393,142
Trinity Inds                                   53,300            1,551,030
Total                                                            6,501,621

Media (0.8%)
ADVO                                           11,149              360,223
Courier                                         4,200              189,840
Harland (John H)                                4,880              147,230
Journal Register                               15,080(b)           303,410
Regent Communications                          50,505(b)           339,899
Saga Communications Cl A                        6,549(b)           121,811
Total                                                            1,462,413

Metals (2.2%)
Apex Silver Mines                              12,300(b,c)         268,509
ASA                                             8,800(c)           374,880
Commercial Metals                              27,818              826,195
Eldorado Gold                                  76,200(b,c)         219,456
Gibraltar Steel                                21,100              512,097
Goldcorp                                       34,300(c)           457,905
Maverick Tube                                  28,319(b)           581,955
Mueller Inds                                   15,424              497,270
RTI Intl Metals                                29,900(b)           507,702
Schnitzer Steel Inds Cl A                       2,258              109,513
Total                                                            4,355,482

Multi-industry (2.6%)
Actuant Cl A                                   14,683(b)           585,999
AMN Healthcare Services                        46,062(b)           839,250
Baldor Electric                                 5,660              131,595
Brascan Cl A                                   30,800(c)         1,144,835
FTI Consulting                                 21,500(b)           353,030
Imation                                         5,719              201,881
Lancaster Colony                                5,100              216,189
Medical Staffing
  Network Holdings                             37,512(b)           342,109
On Assignment                                  61,200(b)           348,228
SOURCECORP                                      5,200(b)           138,944
Woodward Governor                              12,300              747,348
Total                                                            5,049,408

Paper & packaging (1.0%)
Caraustar Inds                                 82,743(b)           991,261
TimberWest Forest                              96,600(b,c)         901,761
Wausau-Mosinee Paper                            4,778               64,790
Total                                                            1,957,812

Precious metals (1.5%)
Agnico-Eagle Mines                              6,900(c)            94,116
Glamis Gold                                    42,200(b,c)         658,742
Gold Fields ADR                                14,800(c)           184,852
Golden Star Resources                          74,000(b)           429,200
Hecla Mining                                   92,100(b)           705,486
Meridian Gold                                  49,700(b,c)         635,663
Minefinders                                    29,500(b,c)         270,220
Total                                                            2,978,279

Real estate (2.1%)
Forest City Enterprises Cl A                   31,500            1,677,375
Trammell Crow                                  99,200(b)         1,391,776
Wellsford Real Properties                      50,300(b)           946,395
Total                                                            4,015,546

Real estate investment trust (3.5%)
Affordable Residential
  Communities                                   7,986(b)           150,935
Agree Realty                                    5,362              160,538
Brandywine Realty Trust                         9,206              262,371
Capital Automotive                              5,877              200,641
Catellus Development                           43,234            1,134,892
Commercial Net Lease Realty                    24,451              473,127
Correctional Properties Trust                  18,798              539,503
Entertainment Properties Trust                 10,287              390,392
Gables Residential Trust                        4,529              158,877
Healthcare Realty Trust                         3,251              129,552
LaSalle Hotel Properties                        7,210              147,445
Lexington Corporate
  Properties Trust                             20,831              442,450
MFA Mtge Investments                           22,349              232,430
Mission West Properties                         4,865               64,218
Parkway Properties                             11,906              563,154
Post Properties                                 5,230              149,160
Prentiss Properties Trust                      16,714              582,482
RAIT Investment Trust                          18,397              491,568
Summit Properties                              26,099              580,703
Total                                                            6,854,438

Restaurants (1.4%)
Bob Evans Farms                                 8,500              287,555
Buca                                           41,731(b)           275,842
California Pizza Kitchen                        6,890(b)           126,432
CEC Entertainment                               5,800(b)           316,506
Jack in the Box                                33,000(b)           820,710
Ryan's Family Steak Houses                     34,600(b)           602,040
Total Entertainment Restaurant                 17,424(b)           244,110
Total                                                            2,673,195

Retail -- general (4.0%)
AnnTaylor Stores                               14,018(b)           642,024
Big Lots                                       34,000(b)           489,600
Brookstone                                     17,047(b)           421,913
Buckle                                         21,000              540,330
Cato Cl A                                      16,600              346,442
Deb Shops                                      11,500              265,420
Department 56                                  23,200(b)           325,032
Dress Barn                                     75,900(b)         1,284,987
Electronics Boutique Holdings                  14,700(b)           399,987
Fossil                                         23,664(b)           822,561
Gymboree                                       30,309(b)           447,058
Linens `N Things                                9,337(b)           316,524
MarineMax                                       3,871(b)           102,852
School Specialty                                8,775(b)           298,350
Sharper Image                                   3,855(b)           137,354
Too                                            15,359(b)           294,586
Tuesday Morning                                 7,509(b)           247,797
Weis Markets                                    6,500              210,990
Zale                                            4,227(b)           241,742
Total                                                            7,835,549

Telecom equipment & services (2.2%)
Andrew Corp                                     2,827(b)            50,377
Catapult Communications                        13,500(b)           286,875
CommScope                                      85,400(b)         1,519,266
Ditech Communications                          14,670(b)           274,182
ECtel                                          64,000(b,c)         251,520
EFJ                                             5,467(b)            30,889
Powerwave Technologies                          3,044(b)            30,044
Scientific-Atlanta                              7,500              248,250
Sycamore Networks                              37,300(b)           175,683
West                                           52,915(b)         1,314,409
Total                                                            4,181,495

Textiles & apparel (2.3%)
Charlotte Russe Holdings                       13,081(b)           198,570
Cutter & Buck                                  20,100(b)           216,879
Jos A Bank Clothiers                              345(b)            11,385
K-Swiss Cl A                                    7,599              182,756
Kellwood                                       12,947              543,256
Madden (Steven)                                24,000(b)           459,120
Maxwell Shoes Cl A                             81,150(b)         1,793,414
Oakley                                         23,900              360,651
Oshkosh B'Gosh Cl A                             4,309               94,841
Polo Ralph Lauren                              18,000              604,260
Tropical Sportswear Intl                       34,496(b)            47,260
Total                                                            4,512,392

Utilities -- electric (0.7%)
Avista                                          8,073              145,879
Central Vermont Public Service                  2,643               58,410
CH Energy Group                                 2,459              120,983
El Paso Electric                               32,578(b)           443,387
Empire District Electric                        4,694              106,882
MGE Energy                                        498               15,488
PNM Resources                                  13,739              418,490
Total                                                            1,309,519

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
149  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Partners Small Cap Value Fund

Issuer                                        Shares               Value(a)

Utilities -- natural gas (1.0%)
AGL Resources                                   7,472             $214,297
Atmos Energy                                    7,145              188,271
Energen                                         3,862              160,350
Northwest Natural Gas                          18,236              583,004
Piedmont Natural Gas                            3,134              130,845
Quicksilver Resources                           4,605(b)           189,910
Syntel                                         11,000              294,690
WGL Holdings                                    8,958              259,603
Total                                                            2,020,970

Utilities -- telephone (0.3%)
Cincinnati Bell                                47,083(b)           242,477
Lightbridge                                    40,900(b)           298,570
Total                                                              541,047

Total common stocks
(Cost: $135,245,172)                                          $169,648,080

Preferred stocks (0.2%)
                                              Shares               Value(a)
Koger Equity
      8.50%                                     7,700             $207,977
United Fire & Casualty Insurance
      6.38% Cv Series A                         4,500              136,125

Total preferred stocks
(Cost: $306,000)                                                  $344,102

Bond (1.0%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

U.S. government obligation & agency U.S. Treasury
   08-31-04          2.13%                 $2,000,000           $2,010,860

Total bond
(Cost: $2,009,604)                                              $2,010,860

Short-term securities (11.1%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

Commercial paper
  Alpine Securization
   03-01-04          1.04%                 $1,100,000(d)        $1,099,905
General Electric Capital
   03-01-04          1.04                   6,500,000            6,499,437
Rabobank USA Financial
   03-01-04          1.04                   8,700,000            8,699,245
Windmill Funding
   03-01-04          1.04                   5,300,000(d)         5,299,541

Total short-term securities
(Cost: $21,598,752)                                            $21,598,128

Total investments in securities
(Cost: $159,159,528)(e)                                       $193,601,170

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 9.3% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $6,399,446 or 3.3% of net assets.

(e) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $159,160,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $36,418,000
     Unrealized depreciation                                    (1,977,000)
                                                                ----------
     Net unrealized appreciation                               $34,441,000
                                                               -----------

--------------------------------------------------------------------------------
150  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - S&P 500 Index Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.9%)
Boeing                                         19,476(e)          $844,674
General Dynamics                                4,576              421,541
Goodrich                                        2,718               80,154
Honeywell Intl                                 19,957              699,493
Lockheed Martin                                10,434              482,886
Northrop Grumman                                4,240              428,706
Raytheon                                        9,638              292,995
Rockwell Automation                             4,314              131,404
Rockwell Collins                                4,092              133,154
United Technologies                            11,926            1,098,504
Total                                                            4,613,511

Airlines (0.1%)
Delta Air Lines                                 2,854               25,629
Southwest Airlines                             18,214              251,535
Total                                                              277,164

Automotive & related (1.0%)
AutoNation                                      6,360(b)           106,085
Cooper Tire & Rubber                            1,704               33,995
Cummins                                           973               48,066
Dana                                            3,439               73,560
Delphi                                         12,963              132,223
Eaton                                           3,432              200,909
Ford Motor                                     42,377              582,684
General Motors                                 12,982              624,694
Genuine Parts                                   4,026              139,823
Goodyear Tire & Rubber                          4,055(b)            34,143
Johnson Controls                                4,176              243,544
Navistar Intl                                   1,589(b)            74,047
PACCAR                                          4,055              224,688
Snap-On                                         1,341               42,912
Visteon                                         3,019               30,492
Total                                                            2,591,865

Banks and savings & loans (7.2%)
AmSouth Bancorporation                          8,128              205,638
Bank of America                                34,388            2,817,064
Bank of New York                               17,904              590,832
Bank One                                       25,878            1,396,894
BB&T                                           12,655              470,133
Charter One Financial                           5,148              186,461
Comerica                                        4,057              233,440
Fifth Third Bancorp                            13,176              738,120
First Tennessee Natl                            2,906              134,373
FleetBoston Financial                          24,410            1,099,182
Golden West Financial                           3,518              406,048
Huntington Bancshares                           5,292              122,404
KeyCorp                                         9,705              314,636
M&T Bank                                        2,780              267,019
Marshall & Ilsley                               5,240              207,609
Mellon Financial                                9,960              322,505
Natl City                                      14,075              502,478
North Fork Bancorporation                       3,511              148,270
Northern Trust                                  5,097              253,066
PNC Financial Services Group                    6,414              375,989
Regions Financial                               5,140              189,666
SouthTrust                                      7,678              257,981
SunTrust Banks                                  6,519              471,389
Synovus Financial                               6,977              174,774
U.S. Bancorp                                   44,639            1,273,551
Union Planters                                  4,356              130,593
Wachovia                                       30,640            1,469,800
Washington Mutual                              20,813              935,336
Wells Fargo                                    39,163            2,245,997
Zions Bancorp                                   2,078              121,085
Total                                                           18,062,333

Beverages & tobacco (3.9%)
Altria Group                                   47,011            2,705,483
Anheuser-Busch Companies                       18,857            1,003,570
Brown-Forman Cl B                               2,804              137,003
Coca-Cola                                      56,734            2,834,431
Coca-Cola Enterprises                          10,530              245,454
Coors (Adolph) Cl B                               840               56,935
Fortune Brands                                  3,379              241,531
Pepsi Bottling Group                            6,084              176,010
PepsiCo                                        39,738            2,062,402
RJ Reynolds Tobacco Holdings                    1,950              120,374
UST                                             3,835              146,037
Total                                                            9,729,230

Broker dealers (2.5%)
Bear Stearns Companies                          2,272              199,572
Franklin Resources                              5,805              327,983
J.P. Morgan Chase                              47,217            1,936,841
Lehman Brothers Holdings                        6,284              544,886
Merrill Lynch & Co                             21,877            1,339,091
Morgan Stanley                                 25,067            1,498,004
Schwab (Charles)                               31,396              384,287
Total                                                            6,230,664

Building materials & construction (0.4%)
American Standard                               1,679(b)           182,944
Fluor                                           1,889               77,883
Louisiana-Pacific                               2,450               60,589
Masco                                          10,719              300,561
Plum Creek Timber                               4,229              131,987
Sherwin-Williams                                3,367              117,845
Temple-Inland                                   1,255               81,763
Total                                                              953,572

Cable (0.6%)
Comcast Cl A                                   52,098(b)         1,565,024

Cellular telecommunications (0.6%)
AT&T Wireless Services                         62,817(b)           853,055
Nextel Communications Cl A                     25,449(b)           674,144
Total                                                            1,527,199

Chemicals (1.4%)
Air Products & Chemicals                        5,255              253,501
Dow Chemical                                   21,303              926,041
du Pont (EI) de Nemours                        23,072            1,040,316
Eastman Chemical                                1,787               75,679
Ecolab                                          5,964              162,877
Engelhard                                       2,897               84,071
Great Lakes Chemical                            1,165               29,591
Hercules                                        2,565(b)            30,524
Pall                                            2,887               75,553
PPG Inds                                        3,933              230,828
Praxair                                         7,528              273,417
Rohm & Haas                                     5,149              204,673
Sigma-Aldrich                                   1,598               91,358
Total                                                            3,478,429

Computer hardware (3.7%)
Apple Computer                                  8,387(b)           200,701
Cisco Systems                                 159,766(b,e)       3,690,594
Dell                                           59,261(b)         1,934,872
EMC                                            55,616(b)           796,421
Gateway                                         7,497(b)            40,709
Hewlett-Packard                                70,563            1,602,486
Lexmark Intl Cl A                               2,971(b)           244,484
Network Appliance                               7,979(b)           172,825
NVIDIA                                          3,751(b)            83,460
Sun Microsystems                               75,601(b)           403,709
Total                                                            9,170,261

Computer software & services (7.2%)
Adobe Systems                                   5,413              201,580
Autodesk                                        2,576               73,802
Automatic Data Processing                      13,762              584,197
BMC Software                                    5,231(b)           102,528
Citrix Systems                                  3,795(b)            80,378
Computer Associates Intl                       13,402              355,957
Computer Sciences                               4,334(b)           181,118
Compuware                                       8,884(b)            69,651
Comverse Technology                             4,458(b)            87,912
Concord EFS                                    10,764(b)           161,005
Convergys                                       3,307(b)            53,772
Deluxe                                          1,168               45,996
Electronic Arts                                 6,894(b)           325,121
Electronic Data Systems                        11,120              212,948
Equifax                                         3,210               84,134
First Data                                     16,868              691,251
Fiserv                                          4,481(b)           173,011
Intl Business Machines                         39,818(e)         3,842,436
Intuit                                          4,596(b)           203,879
Mercury Interactive                             2,077(b)           100,818
Microsoft                                     250,224            6,630,935
NCR                                             2,182(b)            97,666
Novell                                          8,634(b)            87,894
Oracle                                        120,960(b)         1,557,964
Parametric Technology                           6,153(b)            28,058

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
151  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                        Shares               Value(a)

Computer software & services (cont.)
Paychex                                         8,729             $280,812
PeopleSoft                                      8,675(b)           187,207
QLogic                                          2,184(b)            91,291
SABRE Holdings Cl A                             3,316               75,240
Siebel Systems                                 11,474(b)           149,850
State Street                                    7,732              415,440
SunGard Data Systems                            6,652(b)           193,374
Symantec                                        7,130(b)           293,328
Unisys                                          7,643(b)           107,996
VERITAS Software                                9,898(b)           301,097
Total                                                           18,129,646

Electronics (4.5%)
Advanced Micro Devices                          8,060(b)           120,900
Agilent Technologies                           11,003(b)           376,193
Altera                                          8,759(b)           193,399
American Power Conversion                       4,587              103,758
Analog Devices                                  8,503              424,300
Applied Materials                              38,496(b)           817,655
Applied Micro Circuits                          7,098(b)            45,853
Broadcom Cl A                                   7,014(b)           284,628
Intel                                         151,167            4,418,610
Jabil Circuit                                   4,615(b)           129,128
KLA-Tencor                                      4,503(b)           237,758
Linear Technology                               7,228              289,048
LSI Logic                                       8,769(b)            88,567
Maxim Integrated Products                       7,605              379,566
Micron Technology                              14,129(b)           212,500
Millipore                                       1,120(b)            58,632
Molex                                           4,403              139,487
Natl Semiconductor                              4,284(b)           168,618
Novellus Systems                                3,520(b)           113,168
PMC-Sierra                                      3,994(b)            79,481
Power-One                                       1,923(b)            23,576
Sanmina-SCI                                    11,968(b)           151,874
Solectron                                      19,345(b)           123,615
Symbol Technologies                             5,332               90,751
Tektronix                                       1,953               62,594
Teradyne                                        4,424(b)           109,052
Texas Instruments                              40,053            1,227,623
Thomas & Betts                                  1,349               29,125
Xerox                                          18,330(b)           259,186
Xilinx                                          7,921(b)           332,999
Total                                                           11,091,644

Energy (5.0%)
Amerada Hess                                    2,074              133,462
Anadarko Petroleum                              5,807              297,609
Apache                                          7,504              308,940
Ashland                                         1,579               75,650
Burlington Resources                            4,601              269,343
ChevronTexaco                                  24,742            2,185,955
ConocoPhillips                                 15,759            1,085,322
Devon Energy                                    5,383              305,647
EOG Resources                                   2,654              118,076
Exxon Mobil                                   152,968            6,450,660
Kerr-McGee                                      2,331              121,795
Marathon Oil                                    7,180              252,305
Occidental Petroleum                            8,911              395,648
Sunoco                                          1,783              109,655
Unocal                                          5,997              227,886
Total                                                           12,337,953

Energy equipment & services (0.9%)
Baker Hughes                                    7,751              291,593
BJ Services                                     3,664(b)           158,615
Halliburton                                    10,137              323,979
Nabors Inds                                     3,395(b,c)         160,753
Noble                                           3,092(b)           125,535
Rowan Companies                                 2,400(b)            56,400
Schlumberger                                   13,556              874,225
Transocean                                      7,399(b)           218,123
Total                                                            2,209,223

Environmental services (0.2%)
Allied Waste Inds                               7,402(b)            93,487
Waste Management                               13,480              384,180
Total                                                              477,667

Finance companies (2.5%)
Citigroup                                     119,391            6,000,592
MGIC Investment                                 2,273              150,427
Total                                                            6,151,019

Financial services (3.3%)
American Express                               29,774            1,590,526
Capital One Financial                           5,350              378,352
Countrywide Financial                           4,262              390,527
Fannie Mae                                     22,493            1,684,725
Federated Investors Cl B                        2,510               80,998
Freddie Mac                                    16,104              997,160
Goldman Sachs Group                            10,965            1,160,865
H&R Block                                       4,131              223,281
Janus Capital Group                             5,563               95,239
MBNA                                           29,568              808,093
Moody's                                         3,445              230,333
Providian Financial                             6,714(b)            86,812
SLM                                            10,437              437,206
T. Rowe Price Group                             2,880              151,459
Total                                                            8,315,576

Food (1.4%)
Archer-Daniels-Midland                         14,965              257,398
Campbell Soup                                   9,494              265,452
ConAgra Foods                                  12,432              338,026
General Mills                                   8,644              397,451
Heinz (HJ)                                      8,147(e)           311,297
Hershey Foods                                   3,015              249,944
Kellogg                                         9,451              373,220
McCormick                                       3,210              100,377
Sara Lee                                       18,295              399,197
Sysco                                          14,977              593,837
Wrigley (Wm) Jr                                 5,199              292,392
Total                                                            3,578,591

Furniture & appliances (0.2%)
Black & Decker                                  1,792               92,360
Leggett & Platt                                 4,437              108,573
Maytag                                          1,817               51,294
Stanley Works                                   1,871               72,464
Whirlpool                                       1,609              117,360
Total                                                              442,051

Health care products (11.4%)
Abbott Laboratories                            36,184            1,548,675
Allergan                                        3,020              264,371
Amgen                                          29,860(b)         1,897,006
Applera-Applied
  Biosystems Group                              4,812              109,714
Bard (CR)                                       1,196              112,890
Bausch & Lomb                                   1,208               71,743
Baxter Intl                                    14,124              411,291
Becton, Dickinson & Co                          5,880              286,062
Biogen Idec                                     7,584(b)           420,533
Biomet                                          5,913              230,489
Boston Scientific                              18,962(b)           774,598
Bristol-Myers Squibb                           44,881            1,248,589
Chiron                                          4,346(b)           212,563
Forest Laboratories                             8,460(b)           638,561
Genzyme                                         5,187(b)           263,396
Guidant                                         7,199              490,540
Johnson & Johnson                              68,695            3,703,346
King Pharmaceuticals                            5,575(b)           107,430
Lilly (Eli)                                    25,988            1,921,553
Medco Health Solutions                          6,255(b)           204,288
MedImmune                                       5,730(b)           147,204
Medtronic                                      28,049            1,315,498
Merck & Co                                     51,499            2,476,071
PerkinElmer                                     2,926               60,978
Pfizer                                        176,608            6,472,682
Schering-Plough                                34,005              610,730
St. Jude Medical                                3,992(b)           290,019
Stryker                                         4,614              409,400
Waters                                          2,806(b)           103,654
Watson Pharmaceuticals                          2,492(b)           114,433
Wyeth                                          30,823            1,217,509
Zimmer Holdings                                 5,598(b)           423,433
Total                                                           28,559,249

Health care services (1.7%)
Aetna                                           3,527              284,946
AmerisourceBergen                               2,589              150,240
Anthem                                          3,199(b)           274,954
Cardinal Health                                10,023              653,800
Express Scripts Cl A                            1,810(b)           131,696
HCA                                            11,467              487,577
Health Management
  Associates Cl A                               5,542              123,531
Humana                                          3,721(b)            81,564
IMS Health                                      5,535              137,157
Manor Care                                      2,054               72,732
McKesson                                        6,744              184,179
Quest Diagnostics                               2,400              198,888
Tenet Healthcare                               10,749(b)           129,203

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
152  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                        Shares               Value(a)

Health care services (cont.)
UnitedHealth Group                             14,484             $898,008
WellPoint Health Networks                       3,522(b)           383,088
Total                                                            4,191,563

Home building (0.2%)
Centex                                          1,436              153,365
KB HOME                                         1,063               76,908
Pulte Homes                                     2,870              151,421
Total                                                              381,694

Household products (2.6%)
Alberto-Culver                                  2,040               83,803
Avon Products                                   5,478              386,747
Clorox                                          4,884              239,609
Colgate-Palmolive                              12,440              689,798
Gillette                                       23,416              901,282
Intl Flavors/Fragrances                         2,166               79,254
Kimberly-Clark                                 11,674              755,074
Newell Rubbermaid                               6,350              162,497
Procter & Gamble                               30,012            3,076,530
Tupperware                                      1,350               25,785
Total                                                            6,400,379

Industrial services (0.1%)
Cintas                                          3,953              168,833

Industrial transportation (1.4%)
Burlington Northern Santa Fe                    8,589              276,394
CSX                                             4,946              155,947
FedEx                                           6,904              474,167
Norfolk Southern                                9,036              200,238
Ryder System                                    1,477               54,413
Union Pacific                                   5,912              376,240
United Parcel Service Cl B                     26,023            1,838,004
Total                                                            3,375,403

Insurance (5.0%)
ACE                                             6,464(c)           290,621
AFLAC                                          11,869              482,000
Allstate                                       16,286              743,129
Ambac Financial Group                           2,470              193,154
American Intl Group                            60,355            4,466,269
Aon                                             7,256              190,325
Chubb                                           4,346              308,479
CIGNA                                           3,250              180,148
Cincinnati Financial                            3,711              167,143
Hartford Financial
  Services Group                                6,553              429,222
Jefferson-Pilot                                 3,258              174,108
John Hancock
  Financial Services                            6,692              282,001
Lincoln Natl                                    4,120              191,292
Loews                                           4,288              258,524
Marsh & McLennan                               12,273              588,981
MBIA                                            3,331              219,146
MetLife                                        17,593              618,394
Principal Financial Group                       7,478              270,704
Progressive                                     5,003              413,548
Prudential Financial                           12,512              580,432
SAFECO                                          3,203              144,135
St. Paul Companies                              5,275              225,454
Torchmark                                       2,615              136,294
Travelers Property
  Casualty Cl B                                23,255              424,171
UnumProvident                                   6,851              101,532
XL Capital Cl A                                 3,180(c)           243,779
Total                                                           12,322,985

Leisure time & entertainment (1.2%)
Brunswick                                       2,117               83,325
Carnival                                       14,577              646,781
Harley-Davidson                                 7,016              372,690
Hasbro                                          4,035               88,245
Mattel                                          9,949              189,031
Viacom Cl B                                    40,486            1,557,093
Total                                                            2,937,165

Lodging & gaming (0.3%)
Harrah's Entertainment                          2,552              132,576
Hilton Hotels                                   8,772              140,615
Intl Game Technology                            8,016              314,548
Marriott Intl Cl A                              5,354              238,949
Total                                                              826,688

Machinery (0.8%)
Caterpillar                                     8,040              609,030
Deere & Co                                      5,556              356,862
Illinois Tool Works                             7,130              566,978
Ingersoll-Rand Cl A                             4,019(c)           267,183
Parker-Hannifin                                 2,740              153,906
Thermo Electron                                 3,759(b)           105,515
Total                                                            2,059,474

Media (3.5%)
American Greetings Cl A                         1,535(b)            34,798
Cendant                                        23,446              532,224
Clear Channel
  Communications                               14,247              613,191
Disney (Walt)                                  47,339            1,255,905
Donnelley (RR) & Sons                           4,958              157,466
Dow Jones                                       1,879               91,507
eBay                                           14,954(b)         1,029,732
Gannett                                         6,279              541,689
Interpublic Group of Companies                  9,593(b)           162,601
Knight-Ridder                                   1,848              138,156
McGraw-Hill Companies                           4,436              346,762
Meredith                                        1,157               58,197
Monster Worldwide                               2,603(b)            57,266
New York Times Cl A                             3,440              157,002
Omnicom Group                                   4,395              359,511
Time Warner                                   104,643(b)         1,805,093
Tribune                                         7,226              360,866
Univision Communications Cl A                   7,462(b)           265,871
Yahoo!                                         15,220(b)           675,768
Total                                                            8,643,605

Metals (0.5%)
Alcoa                                          20,033              750,637
Allegheny Technologies                          1,863               23,660
Nucor                                           1,809              113,786
Phelps Dodge                                    2,070(b)           178,558
United States Steel                             2,388               87,759
Worthington Inds                                1,985               34,400
Total                                                            1,188,800

Multi-industry (5.2%)
3M                                             18,166            1,417,311
Apollo Group Cl A                               4,083(b)           310,920
Cooper Inds Cl A                                2,155              114,021
Crane                                           1,367               43,935
Danaher                                         3,553              318,455
Dover                                           4,685              183,605
Eastman Kodak                                   6,633              189,306
Emerson Electric                                9,742              608,680
General Electric                              232,371            7,556,705
Grainger (WW)                                   2,106               99,509
ITT Inds                                        2,131              160,891
Monsanto                                        6,066              200,421
Pitney Bowes                                    5,406              223,538
Robert Half Intl                                3,957(b)            88,914
Textron                                         3,143              173,934
Tyco Intl                                      46,268(c)         1,321,877
Vulcan Materials                                2,347              111,013
Total                                                           13,123,035

Paper & packaging (0.7%)
Avery Dennison                                  2,554              161,847
Ball                                            1,299               83,876
Bemis                                           1,224               62,522
Boise Cascade                                   1,999               67,366
Georgia-Pacific                                 5,876              188,326
Intl Paper                                     11,126              492,437
MeadWestvaco                                    4,643              136,040
Pactiv                                          3,638(b)            78,181
Sealed Air                                      1,960(b)            97,706
Weyerhaeuser                                    5,089              332,057
Total                                                            1,700,358

Precious metals (0.3%)
Freeport McMoRan Copper
  & Gold Cl B                                   4,517              192,650
Newmont Mining                                  9,999              434,457
Total                                                              627,107

Real estate investment trust (0.4%)
Apartment Investment
  & Management Cl A                             2,180               70,632
Equity Office Properties Trust                  9,249              263,967
Equity Residential                              6,369              189,478
ProLogis                                        4,165              137,986
Simon Property Group                            4,429              241,336
Starwood Hotels &
  Resorts Worldwide                             4,675              182,372
Total                                                            1,085,771

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
153  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Issuer                                        Shares               Value(a)

Restaurants (0.7%)
Darden Restaurants                              3,813              $93,037
McDonald's                                     29,370              831,172
Starbucks                                       9,051(b,e)         338,598
Wendy's Intl                                    2,632              107,043
Yum! Brands                                     6,806(b)           252,026
Total                                                            1,621,876

Retail -- drugstores (0.5%)
CVS                                             9,146              342,975
Walgreen                                       23,724              845,998
Total                                                            1,188,973

Retail -- general (5.8%)
AutoZone                                        2,056(b)           184,423
Bed Bath & Beyond                               6,855(b)           280,232
Best Buy                                        7,492(e)           398,949
Big Lots                                        2,702(b)            38,909
Circuit City Stores                             4,844               54,156
Costco Wholesale                               10,599(b)           412,619
Dillard's Cl A                                  1,920               33,792
Dollar General                                  7,796              170,654
Family Dollar Stores                            3,992              151,856
Federated Dept Stores                           4,188              219,326
Gap                                            20,730              431,184
Home Depot                                     52,657(e)         1,911,976
Kohl's                                          7,872(b)           405,408
Limited Brands                                 11,953              236,072
Lowe's Companies                               18,205            1,019,480
May Dept Stores                                 6,674              235,058
Nordstrom                                       3,174              124,230
Office Depot                                    7,239(b,e)         126,176
Penney (JC)                                     6,318              195,037
RadioShack                                      3,798              131,259
Sears, Roebuck & Co                             5,878              276,325
Staples                                        11,458(b)           300,429
Target                                         21,095              927,336
Tiffany                                         3,385              142,339
TJX Companies                                  11,648              274,310
Toys "R" Us                                     4,937(b)            77,511
Wal-Mart Stores                               100,153(e)         5,965,112
Total                                                           14,724,158

Retail -- grocery (0.4%)
Albertson's                                     8,492              210,092
Kroger                                         17,244(b)           331,429
Safeway                                        10,233(b)           234,029
SUPERVALU                                       3,099               87,702
Winn-Dixie Stores                               3,269               20,006
Total                                                              883,258

Telecom equipment & services (1.5%)
ADC Telecommunications                         18,621(b)            55,863
Andrew Corp                                     3,549(b)            63,243
Avaya                                           9,639(b,e)         165,309
CIENA                                          10,955(b)            62,772
Corning                                        30,774(b)           386,214
JDS Uniphase                                   33,203(b)           162,695
Lucent Technologies                            97,048(b)           406,631
Motorola                                       53,869              993,883
QUALCOMM                                       18,521            1,175,157
Scientific-Atlanta                              3,510              116,181
Tellabs                                         9,653(b)            93,634
Total                                                            3,681,582

Textiles & apparel (0.3%)
Jones Apparel Group                             2,922              108,991
Liz Claiborne                                   2,522               93,062
Nike Cl B                                       6,071              444,700
Reebok Intl                                     1,353               53,863
VF                                              2,498              112,235
Total                                                              812,851

Utilities -- electric (2.4%)
AES                                            14,403(b)           130,491
Allegheny Energy                                2,937(b)            38,739
Ameren                                          4,200              199,080
American Electric Power                         9,145              315,503
Calpine                                         9,560(b)            52,676
CenterPoint Energy                              7,076               74,015
Cinergy                                         4,117              161,345
CMS Energy                                      3,726(b)            34,279
Consolidated Edison                             5,214              230,302
Constellation Energy Group                      3,866              153,674
Dominion Resources                              7,511              471,916
DTE Energy                                      3,895              157,592
Duke Energy                                    21,009              461,358
Edison Intl                                     7,541              174,122
Entergy                                         5,292              313,763
Exelon                                          7,572(e)           508,383
FirstEnergy                                     7,636              294,979
FPL Group                                       4,257              279,472
PG&E                                            9,601(b)           270,460
Pinnacle West Capital                           2,112               82,558
PPL                                             4,103              190,913
Progress Energy                                 5,671              261,773
Public Service
  Enterprise Group                              5,438              256,347
Southern Co                                    16,944              513,741
TECO Energy                                     4,340               65,404
TXU                                             7,490              210,694
Xcel Energy                                     9,227              161,196
Total                                                            6,064,775

Utilities -- natural gas (0.4%)
Dynegy Cl A                                     8,722(b)            35,673
El Paso                                        14,073              104,703
KeySpan                                         3,682              139,916
Kinder Morgan                                   2,851              175,935
Nicor                                           1,018               36,791
NiSource                                        6,073              131,845
Peoples Energy                                    848               37,812
Sempra Energy                                   5,231              165,823
Williams Companies                             11,985              113,498
Total                                                              941,996

Utilities -- telephone (2.9%)
ALLTEL                                          7,224              374,203
AT&T                                           18,284              366,229
BellSouth                                      42,777            1,178,934
CenturyTel                                      3,335               95,281
Citizens Communications                         6,578(b)            86,698
Qwest Communications Intl                      40,922(b)           187,423
SBC Communications                             76,622            1,839,694
Sprint (FON Group)                             20,920              370,912
Sprint (PCS Group)                             23,950(b)           215,550
Verizon Communications                         63,913            2,449,785
Total                                                            7,164,709

Total common stocks
(Cost: $232,721,726)                                          $245,608,909

Short-term securities (1.5%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agency (0.2%)
Federal Home Loan Mtge Corp Disc Nt
   05-04-04          1.03%                   $600,000             $598,955

Commercial paper (1.3%)(d)
Atomium Funding LLC
   03-11-04          1.11                     500,000              499,812
CAFCO LLC
   03-18-04          1.02                     700,000              699,604
Galaxy Funding
   05-19-04          1.05                     500,000              498,841
Scaldis Capital LLC
   04-13-04          1.04                     500,000              499,353
   05-17-04          1.04                     500,000              498,870
SPARC LLC
   04-16-04          1.07                     524,000              523,236
Total                                                            3,219,716

Total short-term securities
(Cost: $3,818,597)                                              $3,818,671

Total investments in securities
(Cost: $236,540,323)(f)                                       $249,427,580

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
154  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - S&P 500 Index Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 0.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $3,219,716 or 1.3% of net assets.

(e) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

     Type of security                                            Contracts
     Purchase contracts
     E-Mini S&P 500 Index, March 2003                               62

(f) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $236,540,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $ 25,031,000
     Unrealized depreciation                                   (12,143,000)
                                                               -----------
     Net unrealized appreciation                              $ 12,888,000
                                                              ------------

--------------------------------------------------------------------------------
155  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Short Duration U.S. Government Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Bonds (96.6%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

Commercial mortgage-backed/
Asset-backed securities (2.2%)(f)
Conseco Finance
  Series 2000-D Cl A4
      12-15-25       8.17%                   $823,122             $851,994
KSL Resorts
  Series 2003-1A Cl A
      05-15-13       1.64                   1,000,000(d)           999,984
LB-UBS Commercial Mtge Trust
  Series 2002 C2 Cl A2
      06-15-26       4.90                   1,400,000            1,486,973
  Series 2003-C3 Cl A1
      05-15-27       2.60                   1,112,686            1,108,384
Residential Asset Securities
  Series 2002-KS1 Cl AI4
      11-25-29       5.86                   3,500,000            3,602,514
  Series 2003-KS5 Cl AI2
      09-25-22       1.88                   1,200,000            1,190,076
  Series 2003-KS9 Cl A13
      12-25-28       3.25                   1,200,000            1,213,876
Total                                                           10,453,801

Mortgage-backed securities (46.7%)(f)
Federal Home Loan Mtge Corp
      08-01-10       7.50                   1,588,062            1,702,271
      03-01-12       7.50                   1,268,019            1,368,025
      09-27-12       3.61                   1,900,000            1,931,581
      06-01-13       4.50                   1,152,319            1,177,192
      01-01-14       4.00                   2,482,905            2,500,698
      06-01-14       6.50                     202,303              215,019
      06-01-15       7.50                   2,991,532            3,243,210
      04-01-17       6.50                   2,927,911            3,133,428
      07-01-17       6.50                   2,967,234            3,153,494
      11-01-17       5.50                   1,693,352            1,765,796
      03-01-18       6.00                     978,483            1,037,087
      11-01-32       7.00                     795,554              844,370
  Collateralized Mtge Obligation
      12-15-08       2.00                   2,082,618            2,086,930
      12-15-08       6.00                     549,685              579,847
      04-15-12       5.00                   4,355,978            4,545,071
      03-15-15       5.50                   5,000,000            5,132,839
      10-15-15       5.00                   3,750,000            3,937,988
      01-15-16       5.00                   1,500,000            1,584,167
      02-15-16       5.00                   4,300,000            4,542,025
      06-15-16       7.00                   2,313,966            2,495,790
      07-15-16       4.00                   1,700,000            1,712,171
      08-15-16       4.00                   2,186,857            2,207,951
      12-15-16       4.00                   1,839,045            1,852,313
      02-15-19       4.50                     500,000              497,188
      02-15-20       4.50                   2,400,000            2,424,155
      07-15-20       4.50                     841,296              851,359
      04-15-22       5.50                   3,810,631            3,968,712
  Interest Only
      02-15-14       7.40                   1,900,000(e)           181,317
      06-15-18      30.45                   1,463,792(e)           113,859
      10-15-22       0.00                   1,085,930(e)           130,616
Federal Natl Mtge Assn
      01-01-09       5.74                     933,591            1,021,098
      10-01-09       7.11                     480,967              552,827
      08-01-10       7.50                   1,016,150            1,091,509
      03-01-13       5.00                     999,847            1,031,418
      04-01-13       5.50                   2,302,555            2,410,667
      05-01-13       5.00                   2,078,756            2,154,435
      05-01-13       5.50                   1,779,037            1,864,289
      07-01-13       5.00                   4,179,528            4,310,794
      08-01-13       4.50                   2,209,925            2,266,036
      04-01-14       6.00                     543,396              574,065
      06-01-14       6.50                      40,419               43,038
      07-01-14       6.00                     226,355              239,008
      12-01-14       5.50                     343,859              360,055
      01-01-17       6.00                   1,054,872            1,112,734
      06-01-17       6.00                   2,306,854            2,433,402
      06-01-17       6.50                   5,850,584            6,227,187
      06-01-17       7.00                     904,488              969,879
      07-01-17       6.00                   2,679,513            2,846,902
      08-01-17       5.50                   3,452,883            3,614,387
      08-01-17       6.00                   4,582,138            4,858,037
      11-01-17       5.50                   5,822,941            6,089,254
      02-01-18       5.50                   4,107,580            4,291,064
      02-01-18       6.00                     768,346              810,495
      03-01-18       5.50                   1,838,948            1,917,879
      05-01-18       5.50                   2,617,077            2,740,291
      03-01-29       6.50                   3,662,671            3,878,128
      09-01-31       7.00                   1,335,814            1,436,044
      09-01-31       7.50                   1,283,037            1,377,300
      10-01-31       7.00                     363,395              385,950
      09-01-32       6.50                   1,251,397            1,316,686
      09-01-32       7.00                     458,867              487,355
      11-01-32       7.00                   2,070,104            2,198,624
      01-01-33       4.85                     738,888(i)           760,476
      02-01-33       4.65                     878,968(i)           896,743
      02-01-33       4.87                   3,373,924(i)         3,471,472
      02-01-33       7.00                     720,812              771,183
      04-01-33       4.37                   2,212,170(i)         2,244,666
      04-01-33       4.60                   2,786,997(i)         2,841,031
      04-01-33       4.65                   3,565,801(i)         3,643,250
      07-01-33       4.46                   3,830,681            3,916,648
      07-01-33       4.97                     957,515(i)           955,817
      09-01-33       4.21                   3,558,806(i)         3,585,149
      03-30-34       3.75                   1,850,000(b)         1,887,000
  Collateralized Mtge Obligation
      03-25-13       4.50                   1,790,383            1,854,526
      10-25-13       5.00                   4,343,269            4,521,569
      06-25-16       4.00                   3,389,099            3,451,379
      07-25-16       4.00                   1,700,000            1,711,626
      08-25-18       4.50                     879,750              880,573
      10-25-19       4.50                   2,300,000            2,344,368
      09-25-20       4.50                     842,207              850,214
      08-25-22       5.00                   2,890,679            3,022,414
      07-25-23       5.50                   3,100,000            3,281,953
      12-25-26       8.00                     954,572            1,046,000
      06-25-33       5.33                     899,717(i)           926,593
      11-25-33       2.91                   2,000,000            2,007,812
      05-25-42       5.30                   5,000,000            5,209,684
      07-25-42       5.50                   5,000,000            5,133,824
      08-25-42       4.70                   2,631,740            2,648,480
      10-25-42       7.50                   1,160,205            1,264,987
  Interest Only
      12-25-12       0.00                   1,839,676(e)           139,613
      11-25-13       6.98                   1,700,000(e)           230,121
      03-25-23       0.00                   1,344,038(e)           223,440
Govt Natl Mtge Assn
      04-15-13       7.00                     486,921              523,769
      08-15-13       6.00                   3,632,829            3,858,979
      09-15-14       6.00                   2,222,528            2,360,987
      05-15-16       6.00                   2,035,001            2,159,097
      03-15-18       7.00                   1,722,512            1,853,574
      07-16-21       3.41                   2,755,000            2,784,272
      03-15-33       6.00                     683,399              714,263
      06-15-33       7.00                   1,713,396            1,831,728
      10-16-13       4.54                     603,360              627,490
      06-16-21       2.75                   1,934,740            1,946,530
      09-16-21       3.23                   2,400,000            2,404,752
      04-16-31       6.00                   4,000,000            4,205,507
Total                                                          218,820,865

U.S. government obligations & agencies (44.4%)
Federal Farm Credit Bank
      12-15-04       3.88                   2,000,000            2,042,462
      03-15-06       2.50                  12,000,000           12,151,416
      07-17-06       2.13                   3,000,000            3,002,640
      10-02-06       2.38                   2,500,000            2,511,833
      06-19-07       6.75                   2,440,000            2,759,789
Federal Home Loan Bank
      08-15-05       3.00                   5,000,000            5,106,920
      08-15-05       6.88                   3,000,000            3,234,501
      11-25-05       2.00                   3,000,000            3,000,074
      09-15-06       2.88                   5,030,000            5,121,043
Federal Home Loan Mtge Corp
      04-15-06       2.38                  15,300,000           15,450,934
      08-15-06       2.75                   5,250,000            5,333,948
Federal Natl Mtge Assn
      02-15-07       2.38                   4,400,000            4,401,698
      07-15-07       4.25                   7,112,000            7,493,417
Housing Urban Development
      08-01-05       2.99                   3,000,000            3,062,154

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
156  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Issuer                Coupon                     Principal        Value(a)
                       rate                       amount

U.S. government obligations & agencies (cont.)
Student Loan Mtge Assn
      03-15-05       2.00%                 $4,500,000           $4,533,435
      03-15-06       5.25                   4,000,000            4,269,516
      12-15-22       2.99                   2,785,000(d)         2,819,378
      12-15-32       2.25                   5,000,000(d)         5,039,900
      03-15-33       2.16                   5,200,000(d)         5,237,378
      07-25-39       3.46                   3,475,000(d)         3,476,088
U.S. Treasury
      11-15-04       5.88                   2,000,000(g)         2,066,876
      12-31-04       1.75                   6,000,000            6,031,872
      02-15-05       7.50                  10,000,000           10,603,520
      05-15-05       6.75                  17,350,000           18,492,653
      08-15-05      10.75                  13,560,000           15,395,373
      08-31-05       2.00                   8,000,000(g)         8,074,688
      11-15-05       5.75                     825,000              884,200
      01-31-06       1.88                  16,555,000           16,639,711
      11-15-06       3.50                  14,500,000(g)        15,069,241
      02-15-07       2.25                   8,359,000            8,390,998
      02-15-09       3.00                   3,871,000            3,880,678
      11-15-09      10.38                   2,000,000(g)         2,129,610
Total                                                          207,707,944

Banks and savings & loans (1.6%)
Intl Bank for Reconstruction & Development
  (U.S. Dollar)
      11-04-05       5.00                   5,000,000(c)         5,264,275
Washington Mutual
  Series 2002-AR15 Cl A5
      12-25-32       4.38                   2,000,000            2,033,089
Total                                                            7,297,364

Financial services (1.7%)
Morgan Stanley Mtge Loan Trust
  Series 2004-2AR Cl 3A
      02-25-34       5.13                   2,000,000            2,048,125
Residential Accredit Loans
  Series 2003-QS17 Cl CB7
      09-25-33       5.50                   1,149,751            1,179,432
Vendee Mtge Trust
  Series 2003-1 Cl D
      12-15-25       5.75                   2,000,000            2,107,600
  Series 2003-2 Cl C
      07-15-20       5.00                   2,400,000            2,504,264
Total                                                            7,839,421

Total bonds
(Cost: $448,000,788)                                          $452,119,396

Short-term securities (3.6%)(h)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (1.7%)
Federal Home Loan Mtge Corp Disc Nt
      04-20-04       1.00%                 $3,100,000           $3,095,602
Federal Natl Mtge Assn Disc Nt
      05-05-04       1.02                   5,000,000            4,991,155
Total                                                            8,086,757

Commercial paper (1.9%)
Sigma Finance
   03-01-04          1.04                   8,700,000(j)         8,699,246

Total short-term securities
(Cost: $16,785,528)                                            $16,786,003

Total investments in securities
(Cost: $464,786,316)(k)                                       $468,905,399

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
157  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Short Duration U.S. Government Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Feb. 29, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,884,688.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of Feb. 29, 2004, the value of foreign securities represented 1.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $17,572,728 or 3.8% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of Feb. 29, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

     Type of security                                      Notional amount

     Purchase contracts
     Eurodollar, March 2005, 90-day                            $11,000,000
     Eurodollar, June 2005, 90-day                              11,000,000
     Eurodollar, Sept. 2004, 90-day                              1,250,000
     Eurodollar, Sept. 2005, 90-day                              9,750,000
     Eurodollar, Dec. 2004, 90-day                              11,000,000
     Eurodollar, Dec. 2005, 90-day                               7,750,000
     U.S. Treasury Notes, June 2004, 2-year                     14,200,000
     U.S. Treasury Bonds, June 2004, 20-year                     3,700,000

     Sale contracts
     U.S. Treasury Notes, March 2004, 5-year                     7,900,000
     U.S. Treasury Notes, June 2004, 5-year                     16,100,000
     U.S. Treasury Notes, March 2004, 10-year                    1,300,000
     U.S. Treasury Notes, June 2004, 10-year                    17,000,000

(h) At Feb. 29, 2004, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 8 to the financial statements):

     Issuer                                      Notional   Exercise  Expiration   Value(a)
                                                  amount      price      date
     U.S. Treasury Notes June 2004, 10-year     $5,000,000    $112     May 2004    $137,500

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Feb. 29, 2004.

(j) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $8,699,246 or 1.9% of net assets.

(k) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $464,786,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $4,725,000
     Unrealized depreciation                                      (606,000)
                                                                  --------
     Net unrealized appreciation                                $4,119,000
                                                                ----------

--------------------------------------------------------------------------------
158  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Small Cap Advantage Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                        Shares               Value(a)

Aerospace & defense (1.0%)
MTC Technologies                               17,900(b)          $481,331
REMEC                                          47,333(b)           331,331
Teledyne Technologies                          42,700(b)           865,102
Total                                                            1,677,764

Airlines (0.7%)
AirTran Holdings                                4,700(b)            58,186
Mesa Air Group                                 48,000(b)           431,520
Northwest Airlines Cl A                        66,100(b)           716,524
Total                                                            1,206,230

Automotive & related (1.2%)
American Axle &
  Mfg Holdings                                 15,100(b)           573,951
Asbury Automotive Group                        29,000(b)           517,650
Dura Automotive
  Systems Cl A                                 38,500(b)           492,800
Tower Automotive                               77,300(b)           469,211
Total                                                            2,053,612

Banks and savings & loans (8.6%)
Anchor BanCorp Wisconsin                       16,100              421,659
Bank of the Ozarks                             31,300              763,094
BankUnited Financial Cl A                      24,500(b)           675,465
City Holding                                   15,200              515,128
Commercial Capital Bancorp                     35,666(b)           738,643
Community Bank System                           9,300              431,055
East West Bancorp                              19,900            1,057,684
First BanCorp                                  16,700              708,915
First Federal Capital                          26,800              567,356
First Republic Bank                            19,200              771,264
FirstFed Financial                             20,043(b)           869,866
Greater Bay Bancorp                            23,000              633,880
IBERIABANK                                      8,800              547,360
Independent Bank                               20,657              568,068
MAF Bancorp                                    10,643              473,081
New Century Financial                          13,850              678,650
Provident Bankshares                           18,200              599,690
R & G Financial Cl B                           26,221              821,766
Sterling Financial                             26,288(b)           957,671
Wintrust Financial                             13,400              644,540
WSFS Financial                                 12,500              606,388
Total                                                           14,051,223

Beverages & tobacco (0.3%)
Standard Commercial                            27,350              517,736

Broker dealers (0.6%)
Affiliated Managers Group                      10,800(b)           912,600

Building materials & construction (2.2%)
Building Materials Holding                     17,600              298,848
Comfort Systems USA                            36,000(b)           233,640
Griffon                                        28,850(b)           648,548
Hughes Supply                                  14,100              671,865
Louisiana-Pacific                              14,000              346,220
NCI Building Systems                           15,900(b)           385,734
Standard Pacific                               10,000              523,100
USG                                            26,400(b)           457,248
Total                                                            3,565,203

Cellular telecommunications (1.3%)
NII Holdings Cl B                              11,300(b)         1,224,355
Western Wireless Cl A                          40,600(b)           978,054
Total                                                            2,202,409

Chemicals (2.0%)
FMC                                            14,900(b)           558,750
Georgia Gulf                                    8,500              231,285
Immucor                                        16,800(b)           339,024
MacDermid                                      16,700              634,600
OM Group                                       22,300(b)           685,056
Spartech                                       19,000              448,970
TETRA Technologies                             15,000(b)           373,500
Total                                                            3,271,185

Computer hardware (2.5%)
Advanced Digital Information                   35,000(b)           440,300
Agilysys                                       25,700              341,939
Artesyn Technologies                           63,900(b)           696,510
Electronics for Imaging                        11,600(b)           294,292
Engineered Support Systems                     10,000              522,000
Hutchinson Technology                           2,600(b)            74,022
Insight Enterprises                            20,000(b)           425,400
RadiSys                                        16,200(b)           332,262
Rainbow Technologies                           22,750(b)           324,870
Synaptics                                      21,100(b)           385,708
Western Digital                                23,800(b)           271,082
Total                                                            4,108,385

Computer software & services (10.3%)
Advisory Board                                 11,000(b)           396,770
Altiris                                        12,000(b)           327,000
ANSYS                                          11,400(b)           457,482
Ascential Software                              6,250(b)           141,000
Avid Technology                                14,900(b)           632,803
Avocent                                         7,100(b)           274,557
Brocade Communications
  Systems                                      56,700(b)           395,199
Ciber                                          32,600(b)           309,700
CompuCom Systems                               36,400(b)           199,836
Concur Technologies                            32,000(b)           390,400
Dendrite Intl                                  36,300(b)           600,039
Digitas                                        45,800(b)           456,626
Epicor Software                                39,900(b)           562,590
eSpeed Cl A                                    29,400(b)           593,586
F5 Networks                                    16,000(b)           529,440
FileNET                                        14,000(b)           396,200
Foundry Networks                               12,300(b)           290,280
Hypercom                                       32,200(b)           221,536
Hyperion Solutions                             10,700(b)           382,418
Informatica                                    33,900(b)           325,779
Inter-Tel                                       8,500              257,125
Intergraph                                      9,800(b)           200,998
Internet Security Systems                      17,000(b)           301,070
Ixia                                           20,900(b)           246,620
j2 Global Communications                        9,400(b)           206,424
Lawson Software                                39,500(b)           346,415
Lexar Media                                    25,700(b)           354,660
NDCHealth                                      19,200              554,880
OPNET Technologies                             29,500(b)           488,520
Quest Software                                 17,300(b)           272,821
RSA Security                                   28,700(b)           477,281
SafeNet                                         7,300(b)           277,619
SeaChange Intl                                 28,100(b)           484,444
SM&A                                           53,300(b)           554,853
SupportSoft                                    40,600(b)           494,508
Take-Two Interactive Software                  23,600(b)           738,679
Tyler Technologies                             39,600(b)           368,676
Ultimate Software Group                        18,300(b)           239,364
United Online                                  17,550(b)           302,211
ValueClick                                     34,400(b)           376,680
VitalWorks                                     40,000(b)           161,200
WebMethods                                     23,900(b)           253,340
Websense                                       15,600(b)           425,880
Wireless Facilities                            46,300(b)           605,141
Total                                                           16,872,650

Electronics (8.1%)
Actel                                           7,651(b)           188,980
Aeroflex                                       35,774(b)           501,551
Atheros Communications                         13,550(b)           246,204
Benchmark Electronics                          21,375(b)           744,063
Daktronics                                     20,900(b)           491,150
DSP Group                                      15,300(b)           389,691
Entegris                                       24,373(b)           296,132
Exar                                           19,300(b)           343,540
FormFactor                                     20,000(b)           406,800
GlobespanVirata                                36,400(b)           322,868
GrafTech Intl                                  42,850(b)           581,475
Helix Technology                               11,334              293,891
II-VI                                          13,800(b)           343,482
Integrated Electrical Services                 62,500(b)           684,999
InVision Technologies                          16,600(b)           581,996
Kulicke & Soffa Inds                           25,000(b)           311,250
Littelfuse                                     14,000(b)           459,900
Metrologic Instruments                         15,000(b)           385,350
Micrel                                         25,000(b)           375,500
MKS Instruments                                19,200(b)           463,680
Moog Cl A                                      20,071(b)           721,150
Photronics                                     18,700(b)           324,819
Pixelworks                                     27,300(b)           449,904
Plexus                                         20,200(b)           387,032
Power Integrations                              9,400(b)           277,112
RF Micro Devices                               56,100(b)           521,169

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
159  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                        Shares               Value(a)

Electronics (cont.)
Rofin-Sinar Technologies                       14,400(b)          $431,136
Rudolph Technologies                            8,226(b)           169,209
Semtech                                        15,000(b)           361,800
Skyworks Solutions                             47,240(b)           532,867
Varian Semiconductor
  Equipment Associates                          6,800(b)           277,372
Vitesse Semiconductor                          30,000(b)           239,700
Zoran                                          17,656(b)           317,985
Total                                                           13,423,757

Energy (1.5%)
Chesapeake Energy                              18,800              241,016
Patina Oil & Gas                                8,325              425,075
St. Mary Land & Exploration                    13,400              414,060
Swift Energy                                   42,700(b)           811,300
Tesoro Petroleum                               35,000(b)           638,750
Total                                                            2,530,201

Energy equipment & services (2.1%)
CARBO Ceramics                                  9,400              574,058
Cimarex Energy                                 25,700(b)           714,460
Grey Wolf                                      98,300(b)           415,809
Offshore Logistics                             11,600(b)           266,684
Oil States Intl                                26,800(b)           365,016
Ultra Petroleum                                27,100(b)           790,236
Unit Corp                                      11,400(b)           303,012
Total                                                            3,429,275

Engineering & construction (1.2%)
CIRCOR Intl                                    24,250              544,413
Dycom Inds                                     23,400(b)           606,528
URS                                            25,200(b)           771,120
Total                                                            1,922,061

Environmental services (0.3%)
Stericycle                                     11,600(b)           536,384

Finance companies (0.3%)
ITLA Capital                                    9,550(b)           458,305

Financial services (2.6%)
AmeriCredit                                    35,200(b)           669,504
Charles River Associates                       18,500(b)           644,170
Delphi Financial Group Cl A                    20,350              793,242
Irwin Financial                                15,494              457,848
Jefferies Group                                 8,300              307,100
LECG                                            6,950(b)           136,012
Saxon Capital                                  21,700(b)           587,636
WFS Financial                                  16,700(b)           740,812
Total                                                            4,336,324

Food (1.0%)
Corn Products Intl                             14,000              530,600
Flowers Foods                                  19,000              511,100
J & J Snack Foods                               4,300(b)           203,218
Ralcorp Holdings                               12,500(b)           401,375
Total                                                            1,646,293

Furniture & appliances (1.0%)
Briggs & Stratton                              12,200              833,870
Select Comfort                                 28,875(b)           781,646
Total                                                            1,615,516

Health care products (7.8%)
Abgenix                                        16,200(b)           238,788
Adolor                                         11,200(b)           173,936
Advanced Neuromodulation
  Systems                                      20,000(b)           857,999
ALARIS Medical Systems                         37,600(b)           804,640
Amylin Pharmaceuticals                         10,700(b)           245,244
AtheroGenics                                   14,900(b)           286,080
Bentley Pharmaceuticals                        18,800(b)           212,816
Bio-Rad Laboratories Cl A                       7,000(b)           364,700
Cantel Medical                                 16,950(b)           287,981
Cardiac Science                                50,000(b)           217,500
Cooper Companies                                9,286              439,321
Dade Behring Holdings                          20,000(b)           817,000
DeCODE genetics                                67,000(b,c)         812,710
Encysive Pharmaceuticals                       37,000(b)           358,160
Endo Pharmaceuticals
  Holdings                                     12,000(b)           291,240
EPIX Medical                                    9,200(b)           193,844
First Horizon Pharmaceutical                   20,000(b)           373,400
Gen-Probe                                      17,000(b)           581,230
Kos Pharmaceuticals                             8,500(b)           374,085
Martek Biosciences                              7,500(b)           445,950
Nabi Biopharmaceuticals                        30,000(b)           422,700
Neurocrine Biosciences                          3,800(b)           211,280
Perrigo                                        18,800              367,352
Pharmaceutical Resources                        7,300(b)           455,447
Pharmacopeia                                   13,300(b)           260,946
PSS World Medical                              38,100(b)           462,915
Serologicals                                   17,410(b)           324,522
Tanox                                          20,400(b)           337,008
Techne                                         16,400(b)           664,036
Telik                                          16,100(b)           378,672
Thoratec                                       10,000(b)           130,000
United Therapeutics                            23,500(b)           494,440
Total                                                           12,885,942

Health care services (3.1%)
aaiPharma                                      19,000(b)           290,700
Accredo Health                                 10,000(b)           356,900
Beverly Enterprises                            69,600(b)           556,800
Cell Genesys                                   17,100(b)           241,452
Connetics                                      21,900(b)           482,457
Discovery Partners Intl                        16,400(b)           103,468
Hanger Orthopedic Group                        29,700(b)           481,140
Molina Healthcare                              11,350(b)           359,795
Option Care                                     9,000(b)           117,720
Pediatrix Medical Group                         3,900(b)           242,775
Select Medical                                 24,700              394,459
Sierra Health Services                         15,500(b)           518,165
VCA Antech                                     32,100(b)         1,017,570
Total                                                            5,163,401

Home building (0.3%)
Beazer Homes USA                                5,300              566,570

Household products (1.2%)
Central Garden & Pet                           19,800(b)           683,892
Helen of Troy                                  12,000(b,c)         349,560
Jarden                                         15,000(b)           532,500
Rayovac                                        13,300(b)           345,534
Total                                                            1,911,486

Industrial services (0.3%)
UNOVA                                          18,750(b)           408,375
WESCO Intl                                      4,000(b)            52,000
Total                                                              460,375

Industrial transportation (1.3%)
Hub Group Cl A                                  9,000(b)           255,870
Overseas Shipbuilding Group                    15,600              560,040
RailAmerica                                    34,000(b)           390,320
SCS Transportation                             19,900(b)           418,895
Yellow Roadway                                 17,000(b)           537,030
Total                                                            2,162,155

Insurance (4.0%)
Allmerica Financial                            21,100(b)           778,168
AMERIGROUP                                      4,900(b)           207,858
IPC Holdings                                   12,400(c)           482,980
Navigators Group                               28,500(b)           825,075
Odyssey Re Holdings                            22,900              610,285
Ohio Casualty                                  31,000(b)           595,820
Penn-America Group                             45,900              643,518
ProAssurance                                   19,700(b)           665,466
RLI                                            14,800              592,000
StanCorp Financial Group                        9,900              652,905
Triad Guaranty                                 10,917(b)           599,998
Total                                                            6,654,073

Leisure time & entertainment (1.0%)
Argosy Gaming                                  16,700(b)           516,698
Callaway Golf                                  20,000              373,400
K2                                             42,300(b)           732,636
Total                                                            1,622,734

Lodging & gaming (1.1%)
Alliance Gaming                                28,500(b)           691,410
Isle of Capri Casinos                          25,000(b)           574,500
Scientific Games Cl A                          36,800(b)           622,288
Total                                                            1,888,198

Machinery (2.1%)
Gardner Denver                                 24,500(b)           712,950
Global Power
  Equipment Group                              15,000(b)           161,700
Joy Global                                     27,600              761,484
Middleby                                       12,000              492,000
Terex                                          21,200(b)           742,636
Toro                                           11,300              622,065
Total                                                            3,492,835

Media (3.4%)
ADVO                                           16,850              544,424
aQuantive                                      40,000(b)           389,200
Banta                                           8,100              359,316
Consolidated Graphics                           9,514(b)           354,492

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
160  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Issuer                                        Shares               Value(a)

Media (cont.)
Courier                                         7,350             $332,220
Donnelley (RH)                                 12,500(b)           541,875
Emmis Communications Cl A                      23,000(b)           581,899
Gray Television                                26,600              372,400
Journal Register                               24,100(b)           484,892
Macrovision                                    20,000(b)           390,400
Regent Communications                          28,950(b)           194,834
Sinclair Broadcast Group Cl A                  22,800(b)           286,368
Spanish Broadcasting
  System Cl A                                  38,900(b)           435,680
Young Broadcasting Cl A                        15,300(b)           295,290
Total                                                            5,563,290

Metals (1.1%)
AMCOL Intl                                     21,200              382,660
Carpenter Technology                           13,000              444,080
Metal Management                                8,100(b)           329,346
Reliance Steel & Aluminum                      21,800              685,392
Total                                                            1,841,478

Miscellaneous (0.6%)
Gevity HR                                      20,300              461,216
SCP Pool                                       13,350(b)           483,938
Total                                                              945,154

Multi-industry (2.5%)
Acuity Brands                                  27,250              665,718
Anixter Intl                                    5,300(b)           158,470
Applied Films                                  11,900(b)           414,358
Corrections Corp of America                    19,950(b)           669,721
Global Imaging Systems                         20,200(b)           609,232
Imation                                           100                3,530
Jacuzzi Brands                                 55,100(b)           495,349
Labor Ready                                    48,600(b)           607,500
MPS Group                                      56,100(b)           546,975
Total                                                            4,170,853

Paper & packaging (1.0%)
Buckeye Technologies                           51,300(b)           482,733
Greif Cl A                                      9,000              322,200
Longview Fibre                                 30,000              389,400
Silgan Holdings                                11,400(b)           507,756
Total                                                            1,702,089

Precious metals (0.3%)
Coeur d'Alene Mines                            71,000(b)           502,680

Real estate investment trust (2.3%)
CBL & Associates Properties                     5,100              293,505
Gables Residential Trust                       10,700              375,356
Impac Mtge Holdings                            24,700              523,640
Pan Pacific Retail Properties                   7,900              391,050
Redwood Trust                                  14,300              868,725
Town & Country Trust                           11,600              302,180
Universal Health Realty
  Income Trust                                  7,300              245,645
Ventas                                         27,300              722,085
Total                                                            3,722,186

Restaurants (0.4%)
Lone Star Steakhouse
  & Saloon                                     21,300              578,721

Retail -- general (5.7%)
7-Eleven                                       35,400(b)           577,020
American Eagle Outfitters                      26,700(b)           651,213
AnnTaylor Stores                                8,100(b)           370,980
BJ's Wholesale Club                            24,600(b)           584,250
Brown Shoe                                     14,600              575,094
Checkpoint Systems                             30,000(b)           559,500
Children's Place Retail Stores                 15,000(b)           459,600
Claire's Stores                                19,800              400,356
Copart                                         12,000(b)           235,680
Finish Line Cl A                               20,200(b)           699,122
First Cash Financial Services                  10,000(b)           339,000
NBTY                                           32,300(b)         1,074,297
Pacific Sunwear of California                  17,300(b)           414,681
School Specialty                               15,200(b)           516,800
Sharper Image                                  10,500(b)           374,115
Sports Authority                               13,549(b)           562,013
Stage Stores                                   15,500(b)           553,195
The Pantry                                     22,500(b)           475,425
Total                                                            9,422,341

Telecom equipment & services (3.2%)
Andrew Corp                                    26,870(b)           478,823
Arris Group                                    24,928(b)           258,503
CommScope                                      26,900(b)           478,551
Crown Castle Intl                              29,400(b)           354,270
Digi Intl                                      37,700(b)           439,582
Ditech Communications                          28,800(b)           538,272
Harmonic                                       10,000(b)           122,400
Interdigital Communications                    14,600(b)           387,776
Orbital Sciences                               36,000(b)           454,320
Plantronics                                    16,390(b)           654,290
Sonus Networks                                 55,000(b)           326,150
Sycamore Networks                              97,600(b)           459,696
Tekelec                                        20,700(b)           400,959
Total                                                            5,353,592

Textiles & apparel (1.9%)
K-Swiss Cl A                                   19,800              476,190
Kellwood                                       13,500              566,460
Maxwell Shoes Cl A                             26,375(b)           582,888
Quiksilver                                     27,700(b)           543,474
Urban Outfitters                               15,300(b)           667,233
Warnaco Group                                  20,000(b)           350,000
Total                                                            3,186,245

Utilities -- electric (1.1%)
Black Hills                                    17,800              544,680
Idacorp                                        27,300              853,125
Unisource Energy                               19,368              471,611
Total                                                            1,869,416

Utilities -- natural gas (1.7%)
Energen                                        20,286              842,275
New Jersey Resources                            8,839              343,837
ONEOK                                          34,000              755,140
San Juan Basin Royalty Trust                      900               17,775
UGI                                            16,389              542,476
Western Gas Resources                           5,600              274,512
Total                                                            2,776,015

Utilities -- telephone (0.9%)
Cincinnati Bell                                78,700(b)           405,305
Commonwealth Telephone
  Enterprises                                   6,000(b)           246,300
General Communication Cl A                     43,670(b)           407,878
PTEK Holdings                                  41,800(b)           412,984
Total                                                            1,472,467

Total common stocks
(Cost: $128,799,904)                                          $160,251,409

Short-term securities (3.4%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nts
      03-04-04       1.08%                   $500,000             $499,919
      04-13-04       1.00                     700,000              699,128
      05-20-04       1.01                     500,000              498,911
Federal Natl Mtge Assn Disc Nts
      03-10-04       1.07                     400,000              399,876
      03-17-04       1.05                     400,000              399,809
      04-07-04       1.00                     500,000              499,472
      04-21-04       1.00                     500,000              499,301
      05-19-04       1.00                   1,600,000            1,596,558
   05-26-04          1.01                     500,000              498,830

Total short-term securities
(Cost: $5,591,461)                                              $5,591,804

Total investments in securities
(Cost: $134,391,365)(d)                                       $165,843,213

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
161  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Small Cap Advantage Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 1.0% of net assets.

(d) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $134,391,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $33,010,000
     Unrealized depreciation                                    (1,558,000)
                                                                ----------
     Net unrealized appreciation                               $31,452,000
                                                               -----------

--------------------------------------------------------------------------------
162  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Stock Fund
Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.0%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.6%)
Empresa Brasileira de
  Aeronautica ADR                               1,500(c)           $45,285
Lockheed Martin                                 2,894              133,934
Northrop Grumman                                  809               81,798
United Technologies                             1,500              138,165
Total                                                              399,182

Banks and savings & loans (3.7%)
Bank of America                                 4,286              351,109
Washington Mutual                               1,200               53,928
Wells Fargo                                     2,850              163,448
Total                                                              568,485

Beverages & tobacco (5.4%)
Altria Group                                    3,127              179,959
Anheuser-Busch Companies                        1,450               77,169
Coca-Cola                                       1,574               78,637
PepsiCo                                         9,400              487,860
Total                                                              823,625

Broker dealers (1.9%)
Merrill Lynch & Co                              2,250              137,723
Morgan Stanley                                  2,500              149,400
Total                                                              287,123

Building materials & construction (0.5%)
American Standard                                 700(b)            76,272

Cable (1.1%)
EchoStar Communications Cl A                    1,300(b)            46,956
NTL                                             1,800(b)           123,408
Total                                                              170,364

Cellular telecommunications (1.4%)
Nextel Communications Cl A                      5,600(b)           148,344
Vodafone Group ADR                              2,900(c)            72,413
Total                                                              220,757

Chemicals (1.3%)
Dow Chemical                                    2,783              120,977
Lyondell Chemical                               4,150               73,912
Total                                                              194,889

Computer hardware (4.3%)
Cisco Systems                                  12,553(b)           289,974
Dell                                            5,800(b)           189,370
Hewlett-Packard                                 7,500              170,325
Total                                                              649,669

Computer software & services (3.4%)
Affiliated Computer
  Services Cl A                                   600(b)            28,956
BMC Software                                    1,950(b)            38,220
Investors Financial Services                    1,450               63,844
Microsoft                                      13,282              351,973
VERITAS Software                                1,200(b)            36,504
Total                                                              519,497

Electronics (4.4%)
Analog Devices                                  2,000               99,800
Applied Materials                               2,046(b)            43,457
Intel                                          10,876              317,905
Jabil Circuit                                     900(b)            25,182
KLA-Tencor                                      1,331(b)            70,277
Taiwan Semiconductor
  Mfg ADR                                       6,900(c)            71,691
United Microelectronics ADR                     7,000(c)            36,470
Total                                                              664,782

Energy (4.6%)
ChevronTexaco                                   2,050              181,118
ConocoPhillips                                  1,579              108,746
Devon Energy                                    1,300               73,814
Exxon Mobil                                     7,100              299,406
Newfield Exploration                              850(b)            39,848
Total                                                              702,932

Energy equipment & services (0.9%)
Halliburton                                     2,750               87,890
Weatherford Intl                                1,000(b)            44,800
Total                                                              132,690

Finance companies (5.0%)
Citigroup                                      15,131              760,484

Financial services (4.9%)
Capital One Financial                             950               67,184
Countrywide Financial                           1,650              151,190
Fannie Mae                                      4,900              367,010
MBNA                                            5,900              161,247
Total                                                              746,631

Health care products (15.9%)
Amgen                                           3,270(b)           207,743
Baxter Intl                                     3,813              111,035
Biogen Idec                                       950(b)            52,678
Boston Scientific                               1,700(b)            69,445
Forest Laboratories                             2,400(b)           181,152
Gilead Sciences                                   600(b)            32,526
Johnson & Johnson                               6,500              350,414
Medtronic                                       2,063               96,755
Merck & Co                                      1,650               79,332
Novartis ADR                                    3,639(c)           160,662
Pfizer                                         26,135              957,847
Teva Pharmaceutical
  Inds ADR                                        600(c)            39,000
Wyeth                                           1,750               69,125
Total                                                            2,407,714

Health care services (7.4%)
Aetna                                           1,050               84,830
Amerisourcebergen                               5,450              316,263
Anthem                                          1,500(b)           128,925
Cardinal Health                                 1,100               71,753
Fisher Scientific Intl                            750(b)            39,938
HCA                                             1,000               42,520
McKesson                                       12,350              337,278
Tenet Healthcare                                3,000(b)            36,060
UnitedHealth Group                              1,250               77,500
Total                                                            1,135,067

Household products (4.4%)
Colgate-Palmolive                               5,350              296,658
Procter & Gamble                                3,613              370,368
Total                                                              667,026

Insurance (4.8%)
ACE                                             2,650(c)           119,144
Allstate                                        3,000              136,890
American Intl Group                             2,791              206,534
Chubb                                           2,250              159,705
MBIA                                              600               39,474
St. Paul Companies                                900               38,466
Travelers Property Casualty Cl B                2,150               39,216
Total                                                              739,429

Leisure time & entertainment (3.9%)
Mattel                                          6,800              129,200
Viacom Cl B                                    12,200              469,212
Total                                                              598,412

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
163  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Stock Fund

Issuer                                        Shares               Value(a)

Machinery (0.8%)
Caterpillar                                     1,547             $117,185

Media (7.6%)
Cendant                                        24,400              553,880
Disney (Walt)                                  14,025              372,083
InterActiveCorp                                 2,422(b)            78,885
Liberty Media Cl A                              6,900(b)            78,660
Tribune                                         1,500               74,910
Total                                                            1,158,418

Multi-industry (3.6%)
General Electric                                9,462              307,704
ITT Inds                                          500               37,750
Tyco Intl                                       7,300(c)           208,561
Total                                                              554,015

Paper & packaging (0.3%)
Weyerhaeuser                                      600               39,150

Precious metals (1.3%)
Freeport McMoRan Copper
  & Gold Cl B                                   4,700              200,455

Retail -- general (1.9%)
Best Buy                                        3,200              170,400
Wal-Mart Stores                                 2,108              125,552
Total                                                              295,952

Telecom equipment & services (0.5%)
QUALCOMM                                        1,300               82,485

Utilities -- electric (0.2%)
Exelon                                            550               36,927

Total common stocks
(Cost: $14,470,797)                                            $14,949,617

Total investments in securities
(Cost: $14,470,797)(d)                                         $14,949,617

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 4.9% of net assets.

(d) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $14,471,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 752,000
     Unrealized depreciation                                      (273,000)
                                                                  --------
     Net unrealized appreciation                                 $ 479,000
                                                                 ---------

--------------------------------------------------------------------------------
164  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

Investments in Securities

AXP VP - Strategy Aggressive Fund

Feb. 29, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.9%)
Issuer                                        Shares               Value(a)

Aerospace & defense (0.6%)
Rockwell Collins                              185,000           $6,019,900

Airlines (0.7%)
Ryanair Holdings ADR                          198,000(b,c)       6,852,780

Automotive & related (1.8%)
Gentex                                        429,000           17,486,040

Banks and savings & loans (1.1%)
New York Community
  Bancorp                                     293,333           10,301,855

Broker dealers (0.5%)
AmeriTrade Holding                            315,000(b)         5,128,200

Computer hardware (1.8%)
Network Appliance                             808,000(b)        17,501,280

Computer software & services (15.4%)
Affiliated Computer
  Services Cl A                               274,000(b)        13,223,240
BEA Systems                                   737,000(b)        10,170,600
DST Systems                                   222,000(b)         9,936,720
Electronic Arts                               164,000(b)         7,734,240
Fiserv                                        220,000(b)         8,494,200
Iron Mountain                                 177,900(b)         7,978,815
Juniper Networks                               85,000(b)         2,198,950
Knowledge Mechanics
  Group                                     1,436,310(b,d)             144
Mercury Interactive                           329,000(b)        15,969,660
NetScreen Technologies                        484,000(b)        17,157,800
Paychex                                       220,000            7,077,400
PeopleSoft                                    472,400(b)        10,194,392
SRA Intl Cl A                                 110,000(b)         4,235,000
SunGard Data Systems                          715,000(b)        20,785,050
Synopsys                                      397,500(b)        11,718,300
Total                                                          146,874,511

Electronics (9.0%)
Actel                                         220,000(b)         5,434,000
Analog Devices                                220,000           10,978,000
ASML Holding                                  736,000(b,c)      13,439,360
Broadcom Cl A                                 207,000(b)         8,400,060
KLA-Tencor                                    220,000(b)        11,616,000
Maxim Integrated Products                      88,000            4,392,080
Microchip Technology                          330,000            9,405,000
Teradyne                                      275,000(b)         6,778,750
Xilinx                                        363,000(b)        15,260,520
Total                                                           85,703,770

Energy (2.5%)
Apache                                        220,000            9,057,400
Pioneer Natural Resources                     170,000(b)         5,460,400
XTO Energy                                    319,000            9,518,960
Total                                                           24,036,760

Energy equipment & services (4.3%)
BJ Services                                   273,000(b)        11,818,170
ENSCO Intl                                    357,000           10,485,090
Nabors Inds                                   264,000(b,c)      12,500,400
Precision Drilling                            132,000(b,c)       6,326,760
Total                                                           41,130,420

Financial services (1.7%)
Alliance Data Systems                         287,000(b)         8,595,650
CapitalSource                                 341,000(b)         8,003,270
Total                                                           16,598,920

Health care products (16.7%)
Alcon                                          20,900(c)         1,313,774
Allergan                                       83,000            7,265,820
Amylin Pharmaceuticals                        275,000(b)         6,303,000
Bard (CR)                                     163,000           15,385,570
Barr Pharmaceuticals                           96,000(b)         7,431,360
Biogen Idec                                   217,000(b)        12,032,650
Biomet                                        330,000           12,863,400
Eyetech Pharmaceuticals                       165,000(b)         5,987,850
Gen-Probe                                     247,000(b)         8,444,930
Genzyme                                       165,000(b)         8,378,700
Gilead Sciences                               213,000(b)        11,546,730
ICOS                                          215,000(b)         8,230,200
Invitrogen                                    220,000(b)        16,213,999
Kinetic Concepts                               35,950(b)         1,450,583
Medco Health Solutions                        290,000(b)         9,471,400
St. Jude Medical                              142,000(b)        10,316,300
Zimmer Holdings                               200,000(b)        15,128,000
Total                                                          157,764,266

Health care services (3.9%)
Anthem                                         72,000(b)         6,188,400
Caremark Rx                                   550,000(b)        17,743,000
Community Health Systems                      440,000(b)        12,342,000
Symbion                                        22,350(b)           427,109
Total                                                           36,700,509

Household products (1.1%)
Church & Dwight                               249,000           10,378,320

Industrial services (2.0%)
Cintas                                        140,000            5,979,400
Fastenal                                      270,000           13,081,500
Total                                                           19,060,900

Industrial transportation (2.6%)
C.H. Robinson Worldwide                       110,000            4,357,100
Hunt (JB) Transport Services                  605,000(b)        16,577,000
Pacer Intl                                    186,600(b)         4,008,168
Total                                                           24,942,268

Insurance (6.0%)
Assurant                                      199,000(b)         5,122,260
Axis Capital Holdings                         360,000(c)        10,983,600
Everest Re Group                               65,000(c)         5,680,350
IPC Holdings                                  126,000(c)         4,907,700
United Natl Group Cl A                        275,000(b,c)       4,977,500
WellChoice                                    305,000(b)        11,266,700
Willis Group Holdings                         358,000(c)        13,729,300
Total                                                           56,667,410

Lodging & gaming (0.2%)
GTECH Holdings                                 25,000            1,468,250

Media (6.2%)
Citadel Broadcasting                          319,000(b)         5,965,300
Cox Radio Cl A                                219,000(b)         4,807,050
Lin TV                                        383,000(b)         8,544,730
Scripps (EW) Cl A                             126,000           12,267,360
Univision
  Communications Cl A                         581,000(b)        20,701,030
Westwood One                                  135,000(b)         4,171,500
XM Satellite Radio
  Holdings Cl A                                96,000(b)         2,350,080
Total                                                           58,807,050

Multi-industry (8.3%)
Apollo Group Cl A                             242,000(b)        18,428,300
Corporate Executive Board                     276,000(b)        13,764,120
Danaher                                       138,000           12,368,940
Harman Intl Inds                               65,000            5,069,350
Manpower                                      384,000           17,184,000
Zebra Technologies Cl A                       165,000(b)        11,794,200
Total                                                           78,608,910

Paper & packaging (1.9%)
Smurfit-Stone Container                       979,000(b)        18,170,240

Restaurants (2.3%)
Brinker Intl                                  220,000(b)         8,278,600
Starbucks                                     357,000(b)        13,355,370
Total                                                           21,633,970

Retail -- general (2.0%)
Advance Auto Parts                            133,000(b)         5,246,850
Dollar Tree Stores                            265,000(b)         8,188,500
Family Dollar Stores                          135,000            5,135,400
Total                                                           18,570,750

Telecom equipment & services (1.0%)
Advanced Fibre
  Communications                              190,000(b)         4,658,800
Research in Motion                             52,400(b,c)       5,184,456
Total                                                            9,843,256

Textiles & apparel (2.3%)
Chico's FAS                                   495,000(b)        21,161,250
Coach                                          22,800(b)           903,564
Total                                                           22,064,814

Total common stocks
(Cost: $765,042,707)                                          $912,315,349

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
165  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Preferred stocks (1.3%)(b,f)
Issuer                                        Shares               Value(a)

Aurgin Systems                              2,440,000(e)               $--
Dia Dexus
   Cv Series C                              1,113,979            4,316,668
Fibrogen
   Cv Series E                              1,559,020            4,200,000
Knowledge Mechanics Group
   Series B                                   287,262(e)                --
Marketsoft
   Cv                                         762,295              381,148
Mars
   Cv Series D                              2,619,048(e)                --
   Cv Series G                              3,332,000(e)                --
Nobex
   2.50% Series E                           2,800,000(e)                --
Paxonet Communications
   Series C                                   921,985(e)                --
Portera
   Series G                                 1,616,419(e)                --
Sun Hill Software                             353,648(e)                --
Therox
  Cv Series H                                 921,580            3,686,334

Total preferred stocks
(Cost: $60,824,713)                                            $12,584,150

Bonds (0.2%)
Issuer                Coupon                     Principal        Value(a)
                       rate                       amount
Federal Farm Credit Bank
      03-15-06       2.50%                 $2,000,000           $2,025,236
Mars
  Cv
   04-30-05         12.00                     550,000(b,e,f)            --

Total bonds
(Cost: $2,549,422)                                              $2,025,236

Short-term securities (2.4%)
Issuer              Annualized                    Amount          Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (1.1%)
Federal Home Loan Mtge Corp Disc Nt
      03-04-04       1.08%                 $5,000,000           $4,999,194
Federal Natl Mtge Assn Disc Nt
      03-17-04       1.05                   5,000,000            4,997,608
Total                                                            9,996,802

Commercial paper (1.3%)
Charta LLC
      03-18-04       1.04                   1,300,000(g)         1,299,249
CRC Funding LLC
      03-01-04       1.04                   4,000,000(g)         3,999,653
Dorada Finance
      04-26-04       1.04                   2,800,000(g)         2,795,396
Grampian Funding LLC
      04-08-04       1.06                   4,500,000(g)         4,494,670
Total                                                           12,588,968

Total short-term securities
(Cost: $22,585,688)                                            $22,585,770

Total investments in securities
(Cost: $851,002,530)(h)                                       $949,510,505

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
166  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

AXP VP - Strategy Aggressive Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Feb. 29, 2004, the value of foreign securities represented 9.0% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended Feb. 29, 2004 are as follows:

     Issuer                        Beginning     Purchase      Sales     Ending     Dividend     Value(a)
                                                   cost        cost       cost        cost        income
     Knowledge Mechanics Group    $3,300,002        $--         $--    $3,300,002      $--         $144

(e)  Negligible market value.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at Feb. 29, 2004, is as follows:

     Security                              Acquisition                   Cost
                                              dates
     Aurgin Systems                         12-16-99               $5,597,107
     Dia Dexus
       Cv Series C                          04-03-00                8,633,337
     Fibrogen
       Cv Series E                          05-17-00                7,000,000
     Knowledge Mechanics Group
       Series B                             02-28-02                       --
     Marketsoft
       Cv                                   12-11-00                3,720,000
     Mars
       12.00% Cv 2005                08-22-01 thru 08-24-02           550,000
       Cv Series D                          06-16-00                5,500,001
       Cv Series G                          12-01-99                7,000,000
     Nobex
       2.50% Series E                       05-04-99                7,000,000
     Paxonet Communications
       Series C                      04-04-01 thru 04-23-01         2,599,998
     Portera
       Series G                             11-10-00                5,415,004
     Sun Hill Software                      07-21-00                4,119,999
     Therox
       Cv Series H                          09-05-00                4,239,268

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of Feb. 29, 2004, the value of these securities amounted to $12,588,968 or 1.3% of net assets.

(h) At Feb. 29, 2004, the cost of securities for federal income tax purposes was approximately $851,003,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                  $164,024,000
     Unrealized depreciation                                   (65,516,000)
                                                               -----------
     Net unrealized appreciation                               $98,508,000
                                                               -----------

--------------------------------------------------------------------------------
167  AMERICAN EXPRESS VARIABLE PORTFOLIO FUNDS -- SEMIANNUAL REPORT

--------------------------------------------------------------------------------
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Variable Portfolio Funds
70100 AXP Financial Center
Minneapolis, MN 55474

S-6462 W (4/04)

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 6, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 6, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 6, 2004